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                                                                    EXHIBIT 10.3

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C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP
C H A N C E

                                                                  CONFORMED COPY
                                   (INCORPORATING AMENDMENTS MADE PURSUANT TO AN
                                                             AMENDMENT AGREEMENT
                                                              DATED 16 MAY 2001)



                                EUR1,050,000,000

                                       And

                                  $540,000,000

                           SENIOR FACILITIES AGREEMENT
                               dated 28 April 2001

                                       for
                      CORNELIA VERWALTUNGSGESELLSCHAFT MBH
                                      with
                           GOLDMAN SACHS INTERNATIONAL
                                       as
                               GLOBAL CO-ORDINATOR
                                       and
                           GOLDMAN SACHS INTERNATIONAL
                       BAYERISCHE HYPO-UND VEREINSBANK AG
                                 J.P. MORGAN PLC
                                       And
                         THE ROYAL BANK OF SCOTLAND PLC
                                       as
                              JOINT LEAD ARRANGERS

                                      With

                      CHASE MANHATTAN INTERNATIONAL LIMITED
                                 acting as Agent
   ---------------------------------------------------------------------------
                     SENIOR MULTICURRENCY TERM AND REVOLVING
                               FACILITIES AGREEMENT
   ---------------------------------------------------------------------------
Note: This Agreement is entered into on the basis that it will have the benefit of and be subject to the terms of an Intercreditor Deed.

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                                    CONTENTS
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CLAUSE                                                                                              PAGE
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1.     Definitions And Interpretation..................................................................1
       1.1     Definitions.............................................................................1
       1.2     Construction...........................................................................55
       1.3     Currency Symbols And Definitions.......................................................56
       1.4     Third Party Rights.....................................................................56

2.     The Facilities.................................................................................57
       2.1     The Facilities.........................................................................57
       2.2     Lenders' And Fronting Banks' Rights And Obligations....................................57

3.     Purpose........................................................................................58
       3.1     Purpose................................................................................58
       3.2     Monitoring.............................................................................59

4.     Conditions Of Utilisation......................................................................59
       4.1     Initial Conditions Precedent...........................................................59
       4.2     Further Conditions Precedent...........................................................59
       4.3     Conditions Relating To Optional Currencies And The Euro Unit...........................60
       4.4     Maximum Number Of Loans, Letters Of Credit Or Bank Guarantees..........................61
       4.5     Order Of Drawing Of Facilities.........................................................61
       4.6     Simultaneous Drawdown Of Certain Facilities............................................62
       4.7     Drawing Of Term C Facilities...........................................................62

5.     Utilisation....................................................................................63
       5.1     Delivery Of A Utilisation Request......................................................63
       5.2     Completion Of A Utilisation Request....................................................63
       5.3     Currency And Amount....................................................................63
       5.4     Lenders' And Fronting Banks' Participation.............................................64
       5.5     Completion Of Letters Of Credit........................................................64
       5.6     Renewal Of A Letter Of Credit Or Bank Guarantee........................................65
       5.7     Restrictions On Participation In Letters Of Credit.....................................65
       5.8     Restrictions On Participation In Bank Guarantees.......................................65

6.     Optional Currencies............................................................................66
       6.1     Selection Of Currency..................................................................66
       6.2     Unavailability Of A Currency...........................................................66
       6.3     Change Of Currency.....................................................................67
       6.4     Same Optional Currency During Successive Interest Periods..............................68
       6.5     Agent's Calculations...................................................................68

7.     Repayment......................................................................................69
       7.1     Repayment Of Term Disposal Facility Loans..............................................69
       7.2     Repayment Of Term A Facility Loans.....................................................69
       7.3     Repayment Of Term B Dollar Facility Loans..............................................70
       7.4     Repayment Of Term B Euro Facility Loans................................................70
       7.5     Repayment Of Term C Euro Facility Loans................................................71
       7.6     Repayment Of Term C Dollar Facility Loans..............................................71
       7.7     Repayment Of Revolving Facility Loans..................................................72

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8.     Borrower's Liabilities In Relation To Letters Of Credit And Bank Guarantees....................72
       8.1     Demands Under Letters Of Credit And Bank Guarantees....................................72
       8.2     Borrowers' Indemnity To Fronting Banks.................................................72
       8.3     Borrowers' Indemnity To Lenders........................................................72
       8.4     Preservation Of Rights.................................................................73
       8.5     Settlement Conditional.................................................................73
       8.6     Right To Make Payments Under Letters Of Credit And Bank Guarantees.....................73

9.     Prepayment And Cancellation....................................................................74
       9.1     Illegality.............................................................................74
       9.2     Change Of Control......................................................................74
       9.3     Flotation Or Sale......................................................................75
       9.4     Excess Cash Flow.......................................................................75
       9.5     Asset Disposals........................................................................75
       9.6     Insurance Proceeds.....................................................................76
       9.7     Acquisition Recovery Proceeds..........................................................77
       9.8     Application Of Prepayments.............................................................78
       9.9     Prepayment Escrow Accounts.............................................................79
       9.10    Voluntary Cancellation.................................................................80
       9.11    Voluntary Prepayment Of Term Facility Loans............................................81
       9.12    Voluntary Prepayment Of Revolving Facility Loans.......................................82
       9.13    Prepayment Premium.....................................................................82
       9.14    Right Of Repayment And Cancellation In Relation To A Single Lender Or Fronting Bank....83
       9.15    Restrictions...........................................................................84
       9.16    Automatic Cancellation.................................................................84

10.    Interest.......................................................................................85
       10.1    Calculation Of Interest................................................................85
       10.2    Margin Ratchets........................................................................85
       10.3    Margin Changes.........................................................................86
       10.4    Default Margin.........................................................................86
       10.5    Payment Of Interest....................................................................86
       10.6    Default Interest.......................................................................86
       10.7    Notification Of Rates Of Interest......................................................87

11.    Interest Periods And Terms.....................................................................87
       11.1    Selection Of Interest Periods And Terms................................................87
       11.2    Changes To Interest Periods............................................................88
       11.3    Non-Business Days......................................................................88
       11.4    Consolidation And Division Of Term Facility Loans......................................88

12.    Changes To The Calculation Of Interest.........................................................89
       12.1    Absence Of Quotations..................................................................89
       12.2    Market Disruption......................................................................89
       12.3    Alternative Basis Of Interest Or Funding...............................................90
       12.4    Break Costs............................................................................90

13.    Fees...........................................................................................90
       13.1    Commitment Fee.........................................................................90
       13.2    Letter Of Credit Commission............................................................91
       13.3    Bank Guarantee Commission..............................................................91
       13.4    Fronting Bank Fee......................................................................91
       13.5    Arrangement Fee........................................................................91

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       13.6    Agency Fee.............................................................................91
       13.7    Security Trustee Fee...................................................................91

14.    Tax Gross Up And Indemnities...................................................................92
       14.1    Definitions............................................................................92
       14.2    Tax Gross-Up...........................................................................93
       14.3    Tax Indemnity..........................................................................94
       14.4    Tax Credit.............................................................................95
       14.5    Stamp Taxes............................................................................95
       14.6    Value Added Tax........................................................................95

15.    Increased Costs................................................................................95
       15.1    Increased Costs........................................................................95
       15.2    Increased Cost Claims..................................................................96
       15.3    Exceptions.............................................................................96

16.    Other Indemnities..............................................................................96
       16.1    Currency Indemnity.....................................................................96
       16.2    Other Indemnities......................................................................97
       16.3    Indemnity To The Agent.................................................................97

17.    Mitigation By The Lenders......................................................................97
       17.1    Mitigation.............................................................................97
       17.2    Limitation Of Liability................................................................98

18.    Costs And Expenses.............................................................................98
       18.1    Transaction Expenses...................................................................98
       18.2    Amendment Costs........................................................................98
       18.3    Enforcement Costs......................................................................98

19.    Guarantee And Indemnity........................................................................99
       19.1    Guarantee And Indemnity................................................................99
       19.2    Continuing Guarantee...................................................................99
       19.3    Reinstatement..........................................................................99
       19.4    Waiver Of Defences.....................................................................99
       19.5    Immediate Recourse....................................................................100
       19.6    Appropriations........................................................................100
       19.7    Deferral Of Guarantors' Rights........................................................100
       19.8    Additional Security...................................................................101
       19.9    Limitation On German Obligor Guarantee................................................101
       19.10   Limitation On Us Obligor Guarantee....................................................103
       19.11   Limitation On French Obligor Guarantee................................................103
       19.12   Limitation On Luxembourg Obligor......................................................104
       19.13   Third Party Rights Of Hedge Counterparties............................................104

20.    Representations...............................................................................105
       20.1    Signing Representations Of The Company................................................105
       20.2    Closing Representations...............................................................105
       20.3    Other Representations.................................................................105
       20.4    Status................................................................................106
       20.5    Binding Obligations...................................................................106
       20.6    Non-Conflict With Other Obligations...................................................106
       20.7    Power And Authority...................................................................106
       20.8    Validity And Admissibility In Evidence................................................106
       20.9    Governing Law And Enforcement.........................................................107

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       20.10   No Filing Or Stamp Taxes..............................................................107
       20.11   No Default............................................................................107
       20.12   No Misleading Information.............................................................107
       20.13   Financial Statements..................................................................108
       20.14   Financial Year End....................................................................108
       20.15   Pari Passu Ranking....................................................................108
       20.16   No Proceedings Pending Or Threatened..................................................108
       20.17   Environmental Compliance..............................................................108
       20.18   Environmental Claims..................................................................109
       20.19   Taxation..............................................................................109
       20.20   Security And Financial Indebtedness...................................................109
       20.21   Security Interests....................................................................109
       20.22   Intellectual Property.................................................................110
       20.23   Good Title To Assets..................................................................110
       20.24   Reports...............................................................................110
       20.25   Business Plan.........................................................................110
       20.26   Budgets...............................................................................111
       20.27   Group Structure.......................................................................111
       20.28   Ownership Of Obligors.................................................................112
       20.29   Consents And Approvals................................................................112
       20.30   Acquisition Documents.................................................................112
       20.31   Issue Of Share Capital................................................................112
       20.32   No Trading............................................................................113
       20.33   Pensions..............................................................................113
       20.34   Erisa And Multiemployer Plans.........................................................113
       20.35   Margin Stock..........................................................................114
       20.36   Investment Companies..................................................................115

21.    Information Undertakings......................................................................115
       21.1    Financial Statements..................................................................115
       21.2    Compliance Certificates...............................................................116
       21.3    Budgets...............................................................................116
       21.4    Requirements As To Financial Statements...............................................117
       21.5    Information: Miscellaneous............................................................118
       21.6    Notification Of Default...............................................................119
       21.7    Erisa Related Information.............................................................119

22.    Financial Covenants...........................................................................119
       22.1    Financial Definitions.................................................................119
       22.2    Financial Condition...................................................................125
       22.3    Capital Expenditure...................................................................127
       22.4    Financial Testing.....................................................................129
       22.5    Adjustments...........................................................................129

23.    General Undertakings..........................................................................129
       23.1    Authorisations........................................................................129
       23.2    Compliance With Laws..................................................................130
       23.3    Negative Pledge.......................................................................130
       23.4    Loans And Guarantees..................................................................130
       23.5    Financial Indebtedness................................................................131
       23.6    Acquisitions..........................................................................131
       23.7    Joint Ventures And Non Wholly-Owned Subsidiaries......................................131
       23.8    Joint Ventures........................................................................133

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       23.9    Dividends And Distributions...........................................................133
       23.10   Subordinated Debt.....................................................................133
       23.11   Disposals.............................................................................133
       23.12   Merger................................................................................134
       23.13   Change Of Business....................................................................134
       23.14   Insurance.............................................................................135
       23.15   Environmental Compliance..............................................................136
       23.16   Environmental Claims..................................................................136
       23.17   Taxation..............................................................................136
       23.18   Security..............................................................................137
       23.19   Pensions..............................................................................137
       23.20   Access................................................................................137
       23.21   Preservation Of Assets................................................................137
       23.22   Intellectual Property.................................................................138
       23.23   Vendor Warranties And Acquisition Closing Conditions..................................138
       23.24   Amendments............................................................................138
       23.25   Transactions With Related Parties.....................................................140
       23.26   Fees And Commissions..................................................................140
       23.27   Treasury Transactions.................................................................140
       23.28   The Acquisition.......................................................................140
       23.29   Hedging...............................................................................141
       23.30   Guarantor Group And Security Coverage.................................................141
       23.31   Accounting Reference Date.............................................................143
       23.32   Revised Group Structure...............................................................144
       23.33   Syndication...........................................................................144
       23.34   Federal Reserve Regulations...........................................................144
       23.35   Compliance With Erisa.................................................................144
       23.36   Limitation On The Lenders' Control Over German Obligors...............................144
       23.37   Conditions Subsequent.................................................................145
       23.38   Total Debt Relief Amount..............................................................145
       23.39   Debtco Exit Date......................................................................145
       23.40   Payments Under Debtco Intra-Group Loans...............................................146

24.    Events Of Default.............................................................................146
       24.1    Non-Payment...........................................................................146
       24.2    Financial Covenants...................................................................146
       24.3    Other Obligations.....................................................................146
       24.4    Misrepresentation.....................................................................146
       24.5    Cross Default.........................................................................147
       24.6    Insolvency............................................................................147
       24.7    Insolvency Proceedings................................................................148
       24.8    Creditors' Process....................................................................148
       24.9    Transaction Security..................................................................148
       24.10   Other Indebtedness....................................................................149
       24.11   Subordination Agreements..............................................................149
       24.12   Unlawfulness..........................................................................149
       24.13   Repudiation...........................................................................149
       24.14   Material Adverse Change...............................................................149
       24.15   Acceleration..........................................................................149
       24.16   Closing Period........................................................................150
       24.17   Clean-Up Period.......................................................................150

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25.    Changes To The Lenders........................................................................152
       25.1    Assignments And Transfers By The Lenders..............................................152
       25.2    Conditions Of Assignment Or Transfer..................................................152
       25.3    Assignment Or Transfer Fee............................................................153
       25.4    Limitation Of Responsibility Of Existing Lenders......................................153
       25.5    Procedure For Transfer................................................................154
       25.6    Sub-Participations By Lenders.........................................................155
       25.7    Disclosure Of Information.............................................................155

26.    Changes To The Obligors.......................................................................155
       26.1    Assignment And Transfers By Obligors..................................................155
       26.2    Additional Borrowers..................................................................155
       26.3    Resignation Of A Borrower.............................................................156
       26.4    Additional Guarantors.................................................................157
       26.5    Repetition Of Representations.........................................................157
       26.6    Resignation Of A Guarantor............................................................157
       26.7    Transfers On Debtco Introduction Date.................................................157
       26.8    Transfers On Debtco Exit Date.........................................................158
       26.9    German Security And Debtco Introduction Date..........................................159
       26.10   Company Ceases To Be Party On Mgg Accession...........................................159
       26.11   Mgg Accession.........................................................................159

27.    Role Of The Agent And The Arrangers And The Obligor's Agent...................................160
       27.1    Appointment Of The Agent..............................................................160
       27.2    Duties Of The Agent...................................................................160
       27.3    Role Of The Arrangers.................................................................160
       27.4    No Fiduciary Duties...................................................................160
       27.5    Business With The Group...............................................................160
       27.6    Rights And Discretions Of The Agent...................................................160
       27.7    Majority Lenders' Instructions........................................................161
       27.8    Responsibility For Documentation......................................................162
       27.9    Exclusion Of Liability................................................................162
       27.10   Lenders' Indemnity To The Agent.......................................................162
       27.11   Resignation Of The Agent..............................................................162
       27.12   Confidentiality.......................................................................163
       27.13   Relationship With The Lenders.........................................................163
       27.14   Credit Appraisal By The Lenders And The Fronting Banks................................164
       27.15   Reference Banks.......................................................................164
       27.16   Obligor's Agent.......................................................................164
       27.17   Reliance, Priority And Engagement Letters.............................................165

28.    The Lenders And The Fronting Banks............................................................165
       28.1    Lenders' Indemnity....................................................................165
       28.2    Direct Participation..................................................................165
       28.3    Obligations Not Discharged............................................................166
       28.4    Settlement Conditional................................................................166
       28.5    Exercise Of Rights....................................................................167
       28.6    Beneficiary A Lender..................................................................167

29.    Conduct Of Business By The Finance Parties....................................................167

30.    Sharing Among The Lenders.....................................................................167
       30.1    Payments To Lenders...................................................................167
       30.2    Redistribution Of Payments............................................................168

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       30.3    Recovering Lender's Rights............................................................168
       30.4    Reversal Of Redistribution............................................................168
       30.5    Exceptions............................................................................168

31.    Payment Mechanics.............................................................................169
       31.1    Payments To The Agent.................................................................169
       31.2    Distributions By The Agent............................................................169
       31.3    Distributions To An Obligor...........................................................169
       31.4    Clawback..............................................................................169
       31.5    Partial Payments......................................................................169
       31.6    No Set-Off By Obligors................................................................170
       31.7    Business Days.........................................................................170
       31.8    Currency Of Account...................................................................170
       31.9    Change Of Currency....................................................................171

32.    Set-Off.......................................................................................171

33.    Notices.......................................................................................171
       33.1    Communications In Writing.............................................................171
       33.2    Addresses.............................................................................172
       33.3    Delivery..............................................................................172
       33.4    Notification Of Address, Fax Number And Telex Number..................................172
       33.5    English Language......................................................................173

34.    Calculations And Certificates.................................................................173
       34.1    Accounts..............................................................................173
       34.2    Certificates And Determinations.......................................................173
       34.3    Day Count Convention..................................................................173

35.    Partial Invalidity............................................................................173

36.    Remedies And Waivers..........................................................................173

37.    Amendments And Waivers........................................................................173
       37.1    Required Consents.....................................................................173
       37.2    Exceptions............................................................................174
       37.3    Amendments By Security Trustee........................................................174
       37.4    Amendments By Obligor's Agent.........................................................174
       37.5    Amendment To Correct Manifest Error...................................................175

38.    Counterparts..................................................................................175

39.    Governing Law.................................................................................176

40.    Enforcement...................................................................................176
       40.1    Jurisdiction Of English Courts........................................................176
       40.2    Service Of Process....................................................................176

41.    Waiver Of Jury Trial..........................................................................176

Schedule 1 THE CLOSING PARTIES.......................................................................177

Schedule 2 CONDITIONS PRECEDENT......................................................................180

Schedule 3 REQUESTS..................................................................................190

Schedule 4 MANDATORY COST FORMULAE...................................................................194

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Schedule 5 FORM OF TRANSFER CERTIFICATES.............................................................197

Schedule 6 FORM OF ACCESSION LETTER..................................................................210

Schedule 7 FORM OF RESIGNATION LETTER................................................................207

Schedule 8 FORM OF COMPLIANCE CERTIFICATE............................................................208

Schedule 9 RESTRUCTURING PROGRAMME...................................................................210

Schedule 10 TIMETABLES...............................................................................212

Schedule 11 FORM OF BANK GUARANTEE...................................................................216

Schedule 12 FORM OF LETTER OF CREDIT.................................................................219

Schedule 13 MATERIAL COMPANIES AS AT SIGNING.........................................................220

Schedule 14 FORM OF AUDITOR'S REPORT.................................................................221

Schedule 15 SECURITY PRINCIPLES......................................................................223

Schedule 16 DISPOSAL PLAN............................................................................227

Schedule 17 CENTRAL AMERICAN ENTITIES................................................................230

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THIS AGREEMENT is dated 28 April 2001 and made between:

(1) CORNELIA VERWALTUNGSGESELLSCHAFT MBH (the "COMPANY") (which is anticipated to have its name changed to Messer Griesheim Group GmbH and then to be converted into a German partnership limited by shares (GmbH & Co. KGaA) named Messer Griesheim Group GmbH & Co. KGaA on or shortly after the Closing Date referred to below);

(2) THE PERSONS who become Borrowers pursuant to the provisions of this Agreement;

(3) THE PERSONS who become Guarantors pursuant to the provisions of this Agreement;

(4)     GOLDMAN SACHS INTERNATIONAL as Global Co-ordinator (the "GLOBAL
        CO-ORDINATOR);

(5) GOLDMAN SACHS INTERNATIONAL, BAYERISCHE HYPO-UND VEREINSBANK AG, J.P. MORGAN PLC and THE ROYAL BANK OF SCOTLAND PLC as Joint Lead Arrangers (the "ARRANGERS");

(6) THE PERSONS listed in Part II of Schedule 1 (THE CLOSING PARTIES) as lenders (the "ORIGINAL LENDERS");

(7) CHASE MANHATTAN INTERNATIONAL LIMITED as agent of the Lenders (the "AGENT"); and

(8) CHASE MANHATTAN INTERNATIONAL LIMITED as security trustee for the Finance Parties (the "SECURITY TRUSTEE").

IT IS AGREED as follows:

                                    SECTION 1

                                 INTERPRETATION


1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS
        In this Agreement:

        "ACCESSION LETTER" means a document substantially in the form set out in
        Schedule 6 (FORM OF ACCESSION LETTER).

        "ACQUISITION" means the China Acquisition and the MGG Acquisition.

        "ACQUISITION CLOSING CONDITIONS" means each of the conditions to closing of the Acquisition set out in clauses 3.1(f) (MATERIAL ADVERSE CHANGE), 3.1(g) (REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT) and 3.1(h) (NO INSOLVENCY OF CERTAIN MEMBERS OF THE MGG GROUP) of the Business Combination Agreement.

        "ACQUISITION DOCUMENTS" means the Business Combination Agreement, all documents executed pursuant to the Business Combination Agreement on or before the Closing Date, the Combination Documents defined therein, the Call Option defined therein, the Counter-Call Option defined therein, the Counter-Put Option defined therein, the Aventis Guarantee provided pursuant to exhibit 3.1 (j) thereof and each other document (if any) relating to the

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        transactions contemplated in the Business Combination Agreement and identified by the Agent and the Company in writing as an Acquisition Document.

        "ACQUISITION RECOVERY PROCEEDS" means the proceeds of any payment made by the Vendor, or the Vendor's Affiliates (including, without limitation, Aventis China and Aventis), employees, officers or advisers under or in relation to the Acquisition Documents including (without limitation) the proceeds of any payment in respect of a claim for breach of contract or warranty, misrepresentation or a claim under an indemnity PROVIDED THAT to the extent that any such proceeds (or any portion thereof) relate to Indemnified Unconsolidated Debt or otherwise do not relate to any matter which affects or is connected with the equity value of the MGG Group they shall not be treated as Acquisition Recovery Proceeds. For the avoidance of doubt, proceeds received pursuant to section 4.14 (NON-FULFILMENT OF COUNTER-CALL) of the Business Combination Agreement shall not be treated as Acquisition Recovery Proceeds.

        "ACQUISITION REMEDY" means the application of Acquisition Recovery Proceeds towards:

        (a) the discharge of a liability, charge or claim made upon any member of the Group, where the Vendor is obliged under the Acquisition Documents to indemnify or otherwise reimburse the relevant member of the Group for such a liability, charge or claim (and, for the avoidance of any doubt, this paragraph applies to the application of amounts paid by the Vendor as a result of breach of section 5.19 (CONSOLIDATED DEBT AT YEAR
                  END) of the BCA to the repayment of Existing Indebtedness by a member of the Group); or

        (b) reimbursing a member of the Group for monies disbursed in connection with discharging any liability, charge or claim referred to in paragraph (a) above; or

        (c) replacing, reinstating and/or repairing assets of the Group where the loss of, or damage to, such assets gave rise to a claim for breach of contract or warranty, misrepresentation or a claim under an indemnity under the Acquisition Documents.

        For the purposes of this definition, "GROUP" shall at all times include the Company.

        "ADDITIONAL BASKET" means, at any time, an amount equal to the aggregate amount of:

        (a) Available Excess Cash Flow and Deemed Available Net Disposal Proceeds and Available Net Disposal Proceeds and 25% of Total Debt Relief Amount at such time; less

        (b) the aggregate amount which has been used for acquisitions pursuant to paragraph (h) of the definition of Permitted Acquisitions and the aggregate amount which has been used in Capital Expenditure under paragraph (c)(iii) of Clause 22.3 (CAPITAL EXPENDITURE) and the aggregate amount allocated to be funded out of the Additional Basket pursuant to the provisions of paragraph (c) of Clause 23.7 (JOINT VENTURES AND NON WHOLLY-OWNED SUBSIDIARIES) at such time.

        "ADDITIONAL BORROWER" means a company which becomes an Additional Borrower in accordance with Clause 26 (CHANGES TO THE OBLIGORS).

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        "ADDITIONAL GUARANTOR" means a company which becomes an Additional
        Guarantor in accordance with Clause 26 (CHANGES TO THE OBLIGORS).

        "ADDITIONAL OBLIGOR" means an Additional Borrower or an Additional Guarantor.

        "AFFILIATE" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company or any other person which is under common control with that person (and for these purposes, "CONTROL" has the meaning given to it in section 416 of the Income and Corporation Taxes Act 1988 in force as at the date of this Agreement).

        "AGENT'S SPOT RATE OF EXCHANGE" means the Agent's spot rate of exchange for the purchase of the relevant currency with the Base Currency in the London foreign exchange market at or about 11:00 a.m. on a particular day.

        "ALLIANZ" means Allianz Capital Partners GmbH and/or any of its Affiliates.

        "AUDITOR'S REPORT" means a report of the auditors of Newco 2 in substantially the form set out in Schedule 14 (FORM OF AUDITOR'S REPORT).

        "AUSTRIAN GUARANTEE" means the guarantee to be entered into by Messer Austria GmbH in the agreed form.

        "AUTHORISATION" means an authorisation, consent, approval, resolution, licence, exemption, filing or registration.

        "AVAILABILITY PERIOD" means:

        (a) in relation to the Term Disposal Facility the period from and including the date of this Agreement to and including the day falling 90 days after the Closing Date;

        (b) in relation to the Term A Facility, the period from and including the date of this Agreement to and including the day falling 90 days after the Closing Date;

        (c) in relation to the Term B Euro Facility, the period from and including the date of this Agreement to and including the day falling 45 days after the Closing Date;

        (d) in relation to the Term B Dollar Facility, the period from and including the date of this Agreement to and including the day falling 45 days after the Closing Date;

        (e) in relation to the Term C Euro Facility, the period from and including the date of this Agreement to and including the day falling 10 Business Days after the Closing Date;

        (f) in relation to the Term C Dollar Facility, the period from and including the date of this Agreement to and including the day falling 10 Business Days after the Closing Date; and

        (g) in relation to each Revolving Facility, the period from and including the date of this Agreement to and including the date falling 83 Months after the Base Date.

        If any of the above provisions of this definition of Availability Period would operate so that (but for this provision) any Availability Period ended on a day which is not a Business Day, then such Availability Period shall end on the immediately first Business Day to occur after such day.

        "AVAILABLE COMMITMENT" means, in relation to a Facility and a Lender, that Lender's Commitment under that Facility minus:

        (a) the Base Currency Amount of its participation in any outstanding Loans (and, in the case of a Revolving Facility, any outstanding Letters of Credit and Bank Guarantees) under that Facility; and

        (b) in relation to any proposed Utilisation, the Base Currency Amount of its participation in any Loans (and, in the case of a Revolving Facility, any Letters of Credit and Bank Guarantees) that are due to be made under that Facility on or before the proposed Utilisation Date, other than, in relation to a Revolving Facility only, that Lender's participation in any Revolving Facility Loans, Letters of Credit or Bank Guarantees under that Revolving Facility that are due to be repaid, prepaid or expire on or before the proposed Utilisation Date.

        "AVAILABLE EXCESS CASH FLOW" means, at any time, any Excess Cash Flow generated after 1 January 2001 which is not required to be applied in prepayment of the Facilities in accordance with Clause 9.4 (EXCESS CASH
        FLOW).

        "AVAILABLE FACILITY" means, in relation to a Facility, the aggregate for the time being of each Lender's Available Commitment in respect of that Facility.

        "AVAILABLE NET DISPOSAL PROCEEDS" means, at any time, in respect of Net Disposal Proceeds 75% (and not 100%) of which are or have been required to be applied in prepayment of the Facilities (other than the Term Disposal Facility) in accordance with Clause 9.5 (ASSET DISPOSALS), an amount equal to the aggregate of 25% of such Net Disposal Proceeds.

        "AVENTIS CHINA" means Aventis (China) Investment Co. Ltd.

        "BANK GUARANTEE" means a bank guarantee issued or to be issued by a Fronting Bank under a Revolving Facility substantially in the form set out in Schedule 11 (FORM OF BANK GUARANTEE) or in such other form requested by a Borrower which is acceptable to the Agent and the relevant Fronting Bank.

        "BASE CURRENCY" means (a) for all purposes other than in relation to the Dollar Facilities and the Term Disposal Facility, euro and (b) in relation to the Dollar Facilities and the Term Disposal Facility only, dollars.

        "BASE CURRENCY AMOUNT" means, in relation to a Loan, Letter of Credit or Bank Guarantee, the amount specified in the Utilisation Request for that Loan, Letter of Credit or Bank Guarantee or, if the amount requested is not denominated in the relevant Base Currency, that amount converted into the relevant Base Currency at the Agent's Spot Rate of Exchange on the date which is:

        (a) in relation to a Utilisation three Business Days before the Utilisation Date (or, if later, on the date the Agent receives the Utilisation Request); or

        (b) in the case of a renewal or revaluation of a Letter of Credit or Bank Guarantee the date falling two Business Days before its issue date or any renewal date,

        in each case as adjusted to reflect any repayment (other than, in relation to a Term Facility, a repayment arising from a change of currency), prepayment, consolidation or division or reduction of the Loan, Letter of Credit or, as the case may be, Bank Guarantee.

        "BASE DATE" means the earlier to occur of (a) the Closing Date and (b) 4 May 2001.

        "BOOKRUNNERS" means those Arrangers defined as Bookrunners in the Syndication Letter.

        "BORROWER" means an Additional Borrower (including, for the avoidance of doubt, any Initial Borrower which is an Additional Borrower) unless it has ceased to be a Borrower in accordance with Clause 26 (CHANGES TO THE OBLIGORS).

        "BREAK COSTS" means the amount (if any) by which:

        (a) the interest (excluding for the avoidance of doubt, Margin and Mandatory Cost) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

        exceeds:

        (b) the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

        "BUDGET" means a budget delivered by the Obligor's Agent to the Agent pursuant to Clause 21.3 (BUDGETS) or Part I of Schedule 2 (CONDITIONS PRECEDENT).

        "BUSINESS COMBINATION AGREEMENT" or "BCA" means the business combination agreement dated as of 30/31 December 2000 between MIG, MGG, the Company, the Vendor and Hoechst Newco 3 (as amended pursuant to amendment agreements dated 7 February 2001, 9 February 2001, 5 March 2001, 20 March 2001 and 30 March 2001 and any other amendment agreement in the agreed form entered into on or prior to the date of this Agreement), setting out the terms of the Acquisition, together with all schedules, exhibits and attachments to such agreement.

        "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open for general business in London and Frankfurt and:

        (a) (in relation to any date for payment or purchase of a currency other than euro) the principal financial centre of the country of that currency; or

        (b) (in relation to any date for payment or purchase of euro) any TARGET Day.

        "BUSINESS PLAN" means the financial model for the period beginning on 1 January 2001 and ending on 31 December 2010 including profit and loss accounts, balance sheets and cash flow projections, in agreed form, relating to the Group (for these purposes assuming completion of the Acquisition).

        "CAPITAL EXPENDITURE" has the meaning given to it in Clause 22.1 (FINANCIAL DEFINITIONS).

        "CASH COLLATERAL" means, in relation to any Letter of Credit or L/C Proportion of a Letter of Credit or any Bank Guarantee or Guarantee Proportion of a Bank Guarantee, a deposit in an interest-bearing account or accounts reasonably acceptable to the Agent, that deposit and account to be secured in favour of, and on terms and conditions acceptable to, the Agent (acting reasonably).

        "CASH COLLATERAL DOCUMENTS" means any documents as the Agent may specify, to be entered into in relation to the Cash Collateral.

        "CASH EQUIVALENT INVESTMENTS" has the meaning given to it in Clause 22.1 (FINANCIAL DEFINITIONS).

        "CENTRAL AMERICAN ENTITIES" means the entities specified in Schedule 17 (CENTRAL AMERICAN ENTITIES).

        "CHANGE OF CONTROL" means any one of the following:

        (a) Goldman Sachs Managed Funds and Allianz cease to own (directly or indirectly) in aggregate more than 50% of the Financial Investors Shares; or

        (b) Goldman Sachs Managed Funds cease to own (directly or indirectly) at least 15% of the Total Shares; or

        (c) Allianz cease to own (directly or indirectly) at least 15% of the Total Shares; or

        (d) a person (other than MIG) (together with its Affiliates) owns (directly or indirectly) more of the Total Shares than the Total Shares owned by Allianz and Goldman Sachs Managed Funds; or

        (e) the Company does not or ceases to own (directly or indirectly) all of the issued share capital of Newco 2 (or, if converted into a KG or a KGaA, its general partner) or MGG or (during the Debtco Structure Period, Debtco).

        For the purpose of this definition:

        (i) "FINANCIAL INVESTORS SHARES" means the shares in the Company held by the Initial Sponsors on the Closing Date and all other shares in the Company (and, following its conversion into a KgaA or KG, all of the shares in its general partner) issued to any of the Initial Sponsors or any of their Successors (as defined in Section 21 of the Shareholders' Agreement); and

        (ii) "TOTAL SHARES" means all of the issued shares of the Company and, following its conversion into a KgaA or KG, all of the shares in its general partner.

        "CHINA ACQUISITION" means the acquisition by MGG and/or one or more Subsidiaries of MGG of the ACIC Gas Interests (as defined in the Business Combination Agreement) and certain other assets of Aventis China from Aventis China pursuant to the terms of the Business Combination Agreement and the China SPA (as defined therein).

        "CHINA SUBORDINATION AGREEMENT" means a subordination agreement in the agreed form between, among others, MGG, any other member of the MGG Group (a "RELEVANT MEMBER") which acquires any of the ACIC Gas Interests (as defined in the BCA) and/or any other assets pursuant to the China Acquisition and the Company pursuant to which the rights of the Company to make any claims against MGG and each Relevant Member as a result of any payment made by the Company under the China Purchase Price Guarantee (as defined in Section 2.5 (Sale of China Interests) of the BCA are restricted and subordinated.

        "CLEAN-UP DATE" means the day which is three Months after the Closing Date.

        "CLOSING DATE" has the meaning ascribed to it in the Business Combination Agreement.

        "CLOSING EVENT OF DEFAULT" means any Event of Default other than any Event of Default under any of the following: Clause 24.3 (OTHER OBLIGATIONS), Clause 24.4 (MISREPRESENTATION) (excluding any Event of Default arising thereunder as a result of a Closing Representation being incorrect or misleading), Clause 24.5 (CROSS DEFAULT), Clause 24.6 (INSOLVENCY), Clause 24.7 (INSOLVENCY PROCEEDINGS), Clause 24.8 (CREDITORS' PROCESS), Clause 24.9 (TRANSACTION SECURITY), Clause 24.10 (OTHER INDEBTEDNESS) and Clause 24.14 (MATERIAL ADVERSE CHANGE).

        "CLOSING PERIOD" means the period beginning the moment after the MGG Acquisition is completed on the Closing Date and ending on the day falling 20 Business Days after the Closing Date.

        "CLOSING REPRESENTATIONS" means, in relation to the Obligor's Agent and any Obligor, each of the representations set out in Clauses 20.4 (STATUS) to Clause 20.9 (GOVERNING LAW AND ENFORCEMENT) (inclusive but excluding paragraph (c) of Clause 20.6 (NON-CONFLICT WITH OTHER OBLIGATIONS)) and paragraph (d) of Clause 20.12 (NO MISLEADING INFORMATION) and additionally, in relation to the Obligor's Agent only, Clause 20.28 (OWNERSHIP OF OBLIGORS), paragraphs (a) and (b) of Clause
        20.30 (ACQUISITION DOCUMENTS) and Clause 20.32 (NO TRADING).

        "CLOSING UTILISATION" means any Utilisation which has a date falling within the Closing Period as its proposed Utilisation Date.

        "CODE" means, on any date, the United States Internal Revenue Code of 1986 (or any successor legislation thereto), as amended, and the regulations promulgated and rulings issued thereunder, all as the same may be in effect at such date.

        "COMMITMENT" means a Term Disposal Facility Commitment, Term A Facility Commitment, Term B Euro Facility Commitment, Term B Dollar Facility Commitment, Term C Euro Facility Commitment, Term C Dollar Facility Commitment, Revolving Facility I Commitment or Revolving Facility II Commitment.

        "COMPLIANCE CERTIFICATE" means a certificate substantially in the form set out in Schedule 8 (FORM OF COMPLIANCE CERTIFICATE.)

        "CONFIDENTIALITY UNDERTAKING" means a confidentiality undertaking in the standard form from time to time of the LMA or in any other form agreed between the Obligor's Agent and the Agent or in any other form on equivalent terms.

        "CONSOLIDATED SUBSIDIARY" means, in relation to any company or corporation, a Subsidiary of such company or corporation whose financial statements are required by IAS to be included in the consolidated annual financial statements of that company or corporation.

        "CONSULTANTS REPORT" means a report by an appropriate institution in relation to the financial control and central cash management systems of the MGG Group as they currently exist and advising on how improved centralised cash management systems should be implemented.

        "CORE COUNTRY" means any OECD Country.

        "COST SAVINGS" means the cost savings in connection with the MGG Group, as identified in the Business Plan.

        "DEBT RELIEF AMOUNT" means, in relation to a Permitted Disposal of any asset (other than, for the avoidance of doubt, an asset of an Unconsolidated Subsidiary of MGG or any shares in an Unconsolidated Subsidiary of MGG), the amount by which Indebtedness for Borrowed Money of the MGG Group (without double counting) is reduced as a result of such disposal of such asset by a member of the MGG Group by reason of the purchaser of the asset acquiring such asset subject to (or together with) such Indebtedness for Borrowed Money.

        "DEBTCO" means a company incorporated in Germany as a GmbH which has (or will have) as its sole shareholder Newco 2 and which is intended to become the sole shareholder of MGG and accede to this Agreement as a Borrower if twelve Months after the date of this Agreement the High Yield Notes have not been issued and there might reasonably be expected to be adverse German Tax implications in having MGG (rather than Debtco) as the German Group Member which is a Borrower.

        "DEBTCO EXIT DATE" means the date the Agent (after consultation with the Obligor's Agent) confirms to the Obligor's Agent and the Lenders as the Debtco Exit Date for the purpose of the Finance Documents (and in particular Clause 26.8 (TRANSFERS ON DEBTCO EXIT DATE)) PROVIDED THAT the Agent may not notify such Parties of such date unless the following have been satisfied:

        (a) each of the Initial German Borrowers have become Borrowers in accordance with Clause 26.2 (ADDITIONAL BORROWERS);

        (b) the Agent has received a Debtco Exit Transfer Certificate executed by Debtco and each Initial German Borrower in form and substance satisfactory to it;

        (c) the Agent has received evidence satisfactory to it (acting reasonably) that on the Debtco Exit Date:

                  (i) Newco 2 will become the sole shareholder of MGG (subject only to completion of formalities in relation to registration of the transfer, it being acknowledged that such formalities will be so far as practicable pre-approved by the relevant German Court) and upon Debtco ceasing to be the shareholder of MGG the shares in MGG will be or will remain pledged pursuant to a Security Document entered into by Newco 2;

                  (ii) MGG will assume the rights and obligations of Debtco under (1) any Subordination Agreement already entered into; (2) any Newco 2 Loan Agreement already entered into; (3) any High Yield Proceeds Loan Agreement already entered into; and (4) any Exchange Notes Loan already entered into; and

                  (iii) all rights which Debtco has against any member of the Newco 2 Group will be unconditionally released and discharged.

        "DEBTCO EXIT TRANSFER CERTIFICATE" means a certificate executed by Debtco and each Initial German Borrower and the Agent in substantially the form set out in Part III (DEBTCO EXIT TRANSFER CERTIFICATE) of
        Schedule 5.

        "DEBTCO INTRODUCTION DATE" means the date the Agent (following a request to do so by the Obligor's Agent) confirms to the Obligor's Agent and the Lenders as the Debtco Introduction Date for the purpose of the Finance Documents (and, in particular, for the purposes of Clause 26.7 (TRANSFERS ON DEBTCO INTRODUCTION DATE)) which shall be a date falling within 10 Business Days of the date of the notice given by the Agent pursuant to paragraph (c) of Clause 26.2 (ADDITIONAL BORROWERS) in relation to Debtco's accession as a Borrower.

        "DEBTCO PERMITTED DISTRIBUTIONS" means each of the following:

        (a)       dividends paid by Debtco to Newco 2;

        (b) payments of any amounts by Debtco to Newco 2 in respect of any indebtedness under any Newco 2 Loan Agreement; and

        (c)       loans made by Debtco to Newco 2,

        PROVIDED THAT at the time any such dividend or payment is paid or loan is advanced to Newco 2 all of the following conditions are satisfied:

        (A) at least EUR250,000,000 (or its equivalent) of the Term Facilities have been permanently repaid;

        (B)       there is no Default which is continuing; and

        (C) the amount of any such dividend, payment or loan when aggregated with all other dividends, payments or loans referred to in (a), (b) and (c) above made in the calendar year in which such dividend, payment or loan is proposed to be made would not exceed EUR7,500,000 or its equivalent.

        "DEBTCO STRUCTURE PERIOD" means the period (if any) from the Debtco Introduction Date until the earlier of (1) the Debtco Exit Date and (2) the date on which no obligations are outstanding under this Agreement.

        "DEEMED AVAILABLE NET DISPOSAL PROCEEDS" means, at any time, an amount equal to 25% of the aggregate amount of Net Disposal Proceeds arising from disposals made after the Closing

        Date which are required to be applied in prepayment of the Term Disposal Facility in accordance with Clause 9.5 (ASSET DISPOSALS).

        "DEFAULT" means an Event of Default or any event or circumstance specified in Clause 24 (EVENTS OF DEFAULT) which would (with the expiry of a grace period or the giving of notice under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

        "DEFERRED PURCHASE PRICE" means the amount of EUR230,000,000 plus interest thereon which is payable by the Company pursuant to the terms of section 2.7(a)(ii) and (d) of the BCA on the third anniversary of the Closing Date (or otherwise as stated in such section 2.7(a)(ii) and (d) of the BCA) as part of the consideration payable in respect of the MGG Acquisition.

        "DIRECT MEZZANINE REFINANCING" means any form of debt financing pursuant to which MGG is provided debt financing which satisfies the following conditions:

        (a) such debt financing does not contain any covenants, undertakings or representations on the part of any member of the MGG Group which are any more onerous than those contained in the Mezzanine Facility Agreement and does not contain any events of default (however described) or other acceleration provisions which are any more favourable to the Direct Mezzanine Refinancing Providers than those set out in the Mezzanine Facility Agreement;

        (b) the cash pay interest rate applicable at any time to such debt financing is not greater than 14% per annum;

        (c) the principal amount of such debt financing does not mature until at least the Final Maturity Date (as defined in the Mezzanine Facility Agreement) and no amount of principal is scheduled to be paid thereunder before the Final Maturity Date (as defined in the Mezzanine Facility Agreement);

        (d) if secured and/or guaranteed, such debt financing is only secured and/or guaranteed by the same Security (or less) as secured by the Security Documents and by the same entities as the Guarantors (or certain of the Guarantors only) and, in the case of any security, securing such debt financing does not adversely affect the Security provided to the Finance Parties and ranks behind such Security provided to the Finance Parties;

        (e) the principal amount of such debt financing is at no time greater than the total amount outstanding under the Mezzanine Facility Agreement at the time the first advances are made under such Direct Mezzanine Refinancing plus costs directly attributable to the refinancing;

        (f) the net proceeds of such debt financing are immediately used to prepay in full the total amount outstanding under the Mezzanine Facility Agreement at the time such net proceeds are advanced; and

        (g) the Direct Mezzanine Refinancing Providers have entered into an intercreditor agreement prior to any such debt financing being advanced to MGG with all of the persons which are at such time party to the Intercreditor Deed (other than the

                  Mezzanine Finance Parties), such intercreditor agreement (the "DIRECT MEZZANINE REFINANCING INTERCREDITOR AGREEMENT") (which may take the form of an amendment to the Intercreditor Deed as in effect at the relevant date) to be on terms no less favourable to the Finance Parties than the Intercreditor Deed (and the Finance Parties shall not unreasonably refuse to enter into such an intercreditor agreement or to agree to corresponding amendments to the Intercreditor Deed as in effect at the relevant date).

        "DIRECT MEZZANINE REFINANCING INTERCREDITOR AGREEMENT" has the meaning given to it in the definition of Direct Mezzanine Refinancing.

        "DIRECT MEZZANINE REFINANCING FACILITY" means a facility providing Direct Mezzanine Refinancing.

        "DIRECT MEZZANINE REFINANCING PROVIDERS" means the providers of any Direct Mezzanine Refinancing including any agent or trustee for such providers.

        "DISPOSAL PLAN" means the disposal programme pursuant to which it is intended that the shares in certain members of the MGG Group, certain Unconsolidated Subsidiaries of MGG (as specified in Schedule 16 (DISPOSAL PLAN)) and/or the whole or substantially the whole of the assets of such companies and certain minority interests and assets (as specified in Schedule 16 (DISPOSAL PLAN)) of the MGG Group and such Unconsolidated Subsidiaries of MGG will be sold after the Closing Date.

        "DOLLAR FACILITIES" means the Term B Dollar Facility and the Term C Dollar Facility.

        "DOLLAR FACILITY LOAN" means a loan made or to be made under a Dollar Facility or the principal amount outstanding for the time being of that loan.

        "EMPLOYEE PLAN" means an employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
        Section 412 of the Code or Section 302 of ERISA, and in respect of which a US Group Member or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

        "ENVIRONMENTAL CLAIM" means any written claim or any proceeding or investigation by any person in respect of any Environmental Law.

        "ENVIRONMENTAL LAW" means any applicable law in any jurisdiction in which any member of the Group conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.

        "ENVIRONMENTAL PERMITS" means any permit, licence, consent, approval and other authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by the relevant member of the Group.

        "ERISA" means, at any date, the US Employee Retirement Income Security Act of 1974, or any successor legislation thereto (as amended) and the regulations promulgated and rulings issued thereunder, all as the same shall be in effect at such date.

        "ERISA AFFILIATE" means any person that for purposes of Title I and Title IV of ERISA and Section 412 of the Code is a member of a US Group Member's controlled group, or under common control with a US Group Member, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

        "ERISA EVENT" means:

        (a) any reportable event, as defined in Section 4043 of ERISA, with respect to an Employee Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty days of the occurrence of such event (PROVIDED THAT a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event for the purposes of this paragraph (a) regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

        (b) the filing under Section 4041(c) of ERISA of a notice of intent to terminate any Employee Plan or the termination of any Employee Plan under Section 4041(c) of ERISA;

        (c) the institution of proceedings under Section 4042 of ERISA by the PBGC for the termination of, or the appointment of a trustee to administer, any Employee Plan; and

        (d) an engagement in a non-exempt prohibited transaction within the meaning of Section 4795 of the Code or Section 406 of ERISA which upon the occurrence of any of the events described in paragraphs (a) to (c) (inclusive) above could reasonably be expected to have a Material Adverse Effect.

        "EURIBOR" means, in relation to any Loan in euro:

        (a)       the applicable Screen Rate; or

        (b) (if no Screen Rate is available for the period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by the Reference Banks to leading banks in the European interbank market, as of the Specified Time on the Quotation Day for the offering of deposits in euro for a period comparable to the Interest Period of the relevant Loan and for these purposes in respect of the drawing of a Loan to be advanced on the Closing Date EURIBOR for the first Interest Period of such Loan shall be determined by reference to paragraph (b) and in respect of the first Interest Period for the Deemed Loan referred to in paragraph (d) of Clause 9.11 (VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS) EURIBOR shall be determined in accordance with the provisions of such paragraph (d).

        "EURO FACILITIES" means the Term B Euro Facility and the Term C Euro Facility.

        "EURO FACILITY LOAN" means a loan made or to be made under a Euro Facility or the principal amount outstanding for the time being of that loan.

        "EXCESS CASH FLOW" has the meaning given to it in Clause 22.1 (FINANCIAL DEFINITIONS).

        "EVENT OF DEFAULT" means any event or circumstance specified as such in Clause 24 (EVENTS OF DEFAULT).

        "EXCHANGE NOTES" means any notes (other than High Yield Notes) issued by Newco 2 or, subject to the proviso at the end of this definition, any other person which satisfy the following conditions:

        (a) any such note is issued by Newco 2 or such other person to a Mezzanine Lender in exchange for that Mezzanine Lender releasing all or any of its claims to repayment of Mezzanine Outstandings (and cash and non-cash interest relating thereto) under the Mezzanine Facility Agreement in accordance with Clause 2.4 (EXCHANGE NOTES) of the Mezzanine Facility Agreement;

        (b) such notes are unsecured and are not guaranteed by any member of the Newco 2 Group save that such notes may be secured by Permitted Exchange Notes Security;

        (c) the cash interest contracted to be paid on such notes does not exceed 14% per annum at any time;

        (d) such notes do not mature before the Final Maturity Date (as defined in the Mezzanine Facility Agreement) and no amount of principal is scheduled to be paid thereunder before the Final Maturity Date (as defined in the Mezzanine Facility Agreement);

        (e) the terms of the Intra-Group Loan between Newco 2 (or such other person issuing the notes) as lender and MGG (or, as the case may be, Debtco) as borrower arising in connection with the issue of any Exchange Notes by Newco 2 (or such other person) as specified in paragraph (a) above (the "EXCHANGE NOTES LOAN") are immediately governed by an Exchange Notes Loan Agreement which is subordinated pursuant to the terms of an Exchange Notes Subordination Agreement;

        (f) any such notes are otherwise on terms and conditions which are substantially consistent with the terms and conditions for such notes as set out in Schedule 15 of the Mezzanine Facility Agreement and are otherwise on terms and conditions which are no more onerous for the issuer of such note than the terms of the Mezzanine Facility Agreement are for MGG (or, as the case may be, Debtco),

        PROVIDED THAT if the issuer of any Exchange Notes is to be a person other than Newco 2 then the written consent of the Majority Lenders must be obtained prior to such person issuing any Exchange Notes, such consent not to be unreasonably withheld and (for the avoidance of doubt) such consent may be given subject to any changes to the provisions of this Agreement or any other Finance Document which are designed to provide the Finance Parties with similar protections in relation to the consequences of the issue of any such Exchange Notes as are at that time contained in such Finance Documents in relation to Newco 2 being the proposed issuer of any Exchange Notes.

        "EXCHANGE NOTES DOCUMENTS" means the Exchange Notes, any indentures and registration rights agreement relating to the Exchange Notes, any permitted guarantees provided in connection therewith, any Permitted Exchange Notes Security and any fee letters, indemnity letters, purchase agreements, refinancing and engagement letter relating to the Exchange Notes and all other documents relating to the issue of the Exchange Notes.

        "EXCHANGE NOTES LOAN" has the meaning ascribed to it in the definition of Exchange Notes.

        "EXCHANGE NOTES LOAN AGREEMENT" means a loan agreement in the form set out in schedule 1 to the Exchange Notes Subordination Agreement between Newco 2 (or (if different) the issuer of the Exchange Notes) as lender and MGG (or, on the case may be, Debtco) as borrower which governs the terms of any Exchange Notes Loan.

        "EXCHANGE NOTES SUBORDINATION AGREEMENT" means a subordination agreement in the agreed form between MGG (or, as the case may be, Debtco) and Newco 2 (or (if different) the issuer of the Exchange Notes) relating to the subordination of any Exchange Notes Loan to the Outstandings, the Mezzanine Outstandings and amounts outstanding under the Hedging Agreements in respect of the authorisation and execution of such subordination agreement the Agent has received a legal opinion from its German counsel in form and substance acceptable to it (acting reasonably).

        "EXISTING FACTORING PROGRAMME" means the factoring programme in place as at the Closing Date made between MGG, Eureka Securitisation PLC and Citibank, N.A. and entered into on 2/4 December 1998.

        "EXISTING INDEBTEDNESS" means the Financial Indebtedness of the MGG Group outstanding on the Closing Date.

        "EXPIRY DATE" means, in relation to any Letter of Credit or Bank Guarantee, the date on which the maximum aggregate liability under that Letter of Credit or Bank Guarantee is to be reduced to zero.

        "FACILITY" means the Term Disposal Facility, the Term A Facility, the Term B Euro Facility, the Term B Dollar Facility, the Term C Euro Facility, the Term C Dollar Facility, the Revolving Facility I or the Revolving Facility II.

        "FACILITY OFFICE" means the office or offices notified by a Lender or a Fronting Bank to the Agent and the Obligor's Agent in writing on or before the date it becomes a Lender or a Fronting Bank (or, following that date, by not less than five Business Days' written notice to the Agent and the Obligor's Agent) as the office or offices through which it will perform its obligations under this Agreement and (unless otherwise subsequently notified by not less than five Business Days' written notice to the Agent and the Obligor's Agent) the Facility Office of the Lenders named on the signing pages hereto shall be the office or offices specified after their names on the signature pages hereto.

        "FAMILY MGG SHARES" means the shares representing one third of the nominal value of the issued share capital of MGG, held by MIG at the date of this Agreement.

        "FEE LETTER" means any letter or letters dated on or about the date of this Agreement between certain of the Arrangers and MGG (or the Agent or the Security Trustee and MGG, as the case may be) setting out any of the fees referred to in Clause 13 (FEES) and any letter or letters between any Fronting Bank and the Obligor's Agent setting out any of the fees referred to in Clause 13.4 (FRONTING BANK FEE).

        "FINAL MATURITY DATE" means the day which is 108 Months after the Base Date.

        "FINANCE DISCLOSURE LETTER" means the letter (if any) from the Company to the Agent dated prior to the Closing Date headed "Finance Disclosure Letter" in the agreed form and initialled by each Arranger for the purposes of identification pursuant to which certain specific issues are disclosed against specific representations.

        "FINANCE DOCUMENT" means this Agreement, any Fee Letter, the Syndication Letter, each Letter of Credit, each Bank Guarantee, any Cash Collateral Document, any Accession Letter, the Austrian Guarantee, the Security Documents, the Intercreditor Deed, any Subordination Agreement, the Hedging Agreements, any Priority Letter, any Transfer Certificate, the Debtco Exit Transfer Certificate, and any other document designated as such by the Agent and the Obligor's Agent.

        "FINANCE PARTY" means the Agent, the Security Trustee, an Arranger, a Fronting Bank, a Hedge Counterparty or a Lender.

        "FINANCE LEASE" means a contract treated as a finance or capital lease in accordance with IAS.

        "FINANCIAL INDEBTEDNESS" means any indebtedness for or in respect of any of the following:

        (a)       moneys borrowed;

        (b) any amount raised by acceptance under any acceptance credit facility;

        (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

        (d)       any liability in respect of any Finance Lease;

        (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

        (f) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing including (for the avoidance of doubt and without limitation) any amount raised by any member of the MGG Group pursuant to a Permitted Factoring Programme;

        (g) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

        (h) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution other than in the ordinary course of trade of any member of the MGG Group;

        (i) (without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

        "FINANCIAL QUARTER" has the meaning given to it in Clause 22.1 (FINANCIAL DEFINITIONS).

        "FLOTATION" means a listing of all or any part of the share capital of
        (a) MGG, (b) any Holding Company of MGG which is in the Group or (c) any member of the MGG Group which directly or indirectly owns all or substantially all of the shares or assets of the MGG Group, in each case on any recognised investment or securities exchange in any country.

        "FRENCH GUARANTOR" means a Guarantor whose Relevant Jurisdiction is France.

        "FRONTING BANK" means a Lender which has notified the Agent that it has agreed to the relevant Borrower's request to be a fronting bank for a particular Bank Guarantee or Letter of Credit pursuant to the terms of this Agreement.

        "FUNDS FLOW STATEMENT" means the statement, in the agreed form, prepared by the Company's advisors showing the payments to be made and received by the Investors, the Company and certain other members of the Group and the Vendor (and any of the Vendor's Affiliates) in relation to the Acquisition.

        "GERMAN GROUP MEMBER" means any member of the Newco 2 Group whose Relevant Jurisdiction is the Federal Republic of Germany.

        "GERMAN OBLIGOR" means a German Group Member who is an Obligor.

        "GOLDMAN SACHS MANAGED FUNDS" means GS Capital Partners 2000, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, Stone Street Fund 2000, L.P. and Bridge Street Special Opportunities Fund 2000, L.P. together with all funds managed, advised or operated by any Affiliate of The Goldman Sachs Group, Inc.

        "GROUP" means, at any time, the Company and its Consolidated Subsidiaries at that time save that if at any time after the Closing Date Newco 2 ceases to be a Subsidiary of the Company, the "Group" shall, until such time as Newco 2 becomes a Subsidiary of the Company again, be the Newco 2 Group.

        "GROUP STRUCTURE CHART" means a group structure chart, in agreed form, showing:

        (a) all members of the Group (assuming completion of the Acquisition) and the Investors;

        (b) any person in which any Group member has (or members of the Group together have) an interest of more than 20% in the issued share capital or equivalent ownership interest of such person;

        (c) the jurisdiction of incorporation or establishment of each person within (a) and (b) above (other than the Investors); and

        (d) that all members of the Group are wholly-owned Subsidiaries of the Company or, if any members of the Group are not wholly-owned Subsidiaries of the Company, specifying the percentage shareholding or other economic interest which the Company (directly or indirectly) holds in such members of the Group.

        "GUARANTEE AMOUNT" means:

        (a) each sum paid or due and payable by a Fronting Bank to the beneficiary of a Bank Guarantee pursuant to the terms of that Bank Guarantee; and

        (b) all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from a Fronting Bank under a Bank Guarantee), claims, losses and expenses which that Fronting Bank incurs or sustains in connection with a Bank Guarantee, in each case which has not been reimbursed pursuant to Clause 8.2 (BORROWER'S INDEMNITY TO FRONTING BANKS).

        "GUARANTEE COMMISSION PERIOD" means, save as otherwise provided in this Agreement, any of those periods mentioned in Clause 13.3 (BANK GUARANTEE COMMISSION).

        "GUARANTEE COMMISSION RATE" means, from time to time, a guarantee commission equal to the Margin applicable to Revolving Facility Loans at that time.

        "GUARANTEE PROPORTION" means, in respect of any Bank Guarantee under any Revolving Facility and save as otherwise provided in this Agreement, the proportion (expressed as a percentage) borne by a Lender's Available Commitment in respect of that Revolving Facility to the Available Facility in respect of that Revolving Facility immediately prior to the issue of that Bank Guarantee.

        "GUARANTOR" means an Additional Guarantor (including, for the avoidance of any doubt, any Initial Guarantor which is an Additional Guarantor), unless it has ceased to be a Guarantor in accordance with Clause 26 (CHANGES TO THE OBLIGORS).

        "HEDGE COUNTERPARTY" means a Lender or an Affiliate of a Lender or any other person which in each case is either a party to the Intercreditor Deed or has acceded to the Intercreditor Deed in accordance with its terms as a Hedge Counterparty.

        "HEDGING AGREEMENTS" means each of the agreements entered into or to be entered into between the Borrowers approved by the Agent and Hedge Counterparties for the purpose of hedging interest rate liabilities in accordance with Clause 23.29 (HEDGING) or Clause 21.29 of the Mezzanine Facility Agreement.

        "HEDGING LETTER" means the letter dated on or about the date of this Agreement from MGG to the Arrangers and the Mezzanine Arrangers, setting out the interest rate hedging requirements to be implemented by the MGG Group.

        "HIGH YIELD DOCUMENTS" means the High Yield Notes, any indentures and registration rights agreement relating to the High Yield Notes, any permitted guarantees provided in connection therewith, any Permitted High Yield Security, any future paid-in-kind notes contemplated by such indentures and registration rights agreement and any fee letters, indemnity letters, purchase agreements, refinancing and engagement letter relating to the High Yield Notes and all other documents relating to the issue of the High Yield Notes.

        "HIGH YIELD NOTES" means any notes (other than Exchange Notes) issued by Newco 2 or, subject to the proviso at the end of this definition, any other person which either:

        (a)       satisfy the following conditions:

                  (i) the aggregate gross proceeds of such notes do not exceed the total amount outstanding under the Mezzanine Facility Agreement at the time such gross proceeds are advanced (or its equivalent in other currencies);

                  (ii) such notes are unsecured and are not guaranteed by any member of the Newco 2 Group save that such notes may be secured by the Permitted High Yield Security;

                  (iii) the cash interest contracted to be paid on such notes does not exceed 15% per annum;

                  (iv) such notes do not mature before the Final Maturity Date (as defined in the Mezzanine Facility Agreement) and no amount of principal is scheduled to be paid thereunder before the Final Maturity Date (as defined in the Mezzanine Facility Agreement);

                  (v) the gross proceeds of such notes are immediately either (1) used to make a High Yield Proceeds Loan (which is subject to the terms of the High Yield Subordination Agreement) and prepay in full the total amount outstanding under the Mezzanine Facility Agreement at the time such gross proceeds are advanced or (2) are held in an escrow account with the bond trustee of the indenture relating to such High Yield Notes or another appropriate third party on terms that such proceeds are either released to Newco 2 upon confirmation from the relevant German court that the registration of the share capital increase of Newco 2 has been effected so that the contribution of the Family MGG Shares to Newco 2 is effective (and are then applied by Newco 2 immediately to repay the Mezzanine Facility Agreement in the manner set out in sub-paragraph (1) of this paragraph (v)) or are repaid to the holders of the High Yield Notes if such confirmation is not received within 120 days of the proceeds being paid into such escrow account; or

        (b) are on terms and conditions which have been approved in writing by the Majority Lenders (acting reasonably and having regard to the then current market practice (if any) in the high yield bond market for the financing of leveraged acquisitions in Europe); or

        (c) are notes which are issued in exchange, renewal or replacement or extension of any of the notes which satisfy the provisions of paragraph (a) or (b) above for the same or smaller amount,

        PROVIDED THAT:

        (A) if the issuer of any High Yield Notes is to be a person other than Newco 2 then the written consent of the Majority Lenders must be obtained prior to such person issuing any High Yield Notes, such consent not to be unreasonably withheld and (for the avoidance of doubt) such consent may be given subject to any changes to the provisions of this Agreement or any other Finance Document which are designed to provide the Finance Parties with similar protections in relation to the consequences of the issue of any such High Yield Notes as are at that time contained in such Finance

                  Documents in relation to Newco 2 being the proposed issuer of any High Yield Notes; and

        (B) the aggregate gross proceeds of such notes may exceed the amount specified in (a)(i) above by EUR 150,000,000 (the "ADDITIONAL AMOUNT") if such Additional Amount is immediately used to make a High Yield Proceeds Loan (which is subject to the terms of the High Yield Subordination Agreement) and EUR 115,000,000 of such Additional Amount used to make such High Yield Proceeds Loan is immediately used to prepay the Facilities in the manner specified in paragraph (d) of Clause
                  9.11 (VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS).

        "HIGH YIELD PROCEEDS LOAN" means any loan of the proceeds from the issue of the High Yield Notes, to be made by Newco 2 to MGG, in each case pursuant to a High Yield Proceeds Loan Agreement and is subordinated pursuant to the terms of a High Yield Subordination Agreement.

        "HIGH YIELD PROCEEDS LOAN AGREEMENT" means a loan agreement substantially in the form set out in schedule 1 of the High Yield Subordination Agreement between Newco 2 as lender and MGG as borrower pursuant to which any High Yield Proceeds Loan is to be made.

        "HIGH YIELD SUBORDINATION AGREEMENT" means a subordination agreement substantially in the agreed form between MGG and Newco 2 relating to the subordination of any High Yield Proceeds Loan to the Outstandings and amounts outstanding under the Hedging Agreements in respect of the authorisation and execution of such subordination agreement the Agent has received a legal opinion from its German counsel in form and substance acceptable to it (acting reasonably).

        "HOECHST NEWCO 2 RECEIVABLE" means the loan deemed to be made by the Vendor to Newco 2 in the amount of EUR200,000,000 pursuant to the terms of section 2.4 of the BCA (and defined therein as the Hoechst Newco 2 Receivable) which loan constitutes part of the consideration received by the Vendor for it contributing the Vendor MGG Shares to Newco 2, with the Vendor's rights in relation to such loan to be transferred and assigned to the Company pursuant to an assignment contract substantially as set forth in Exhibit 2.7(b) of the BCA on the Closing Date in accordance with section 2.7(b) of the BCA.

        "HOECHST NEWCO 3" means DIOGENES Zwanzigste Vermogensverwaltungs GmbH, being a newly incorporated German limited liability company registered with the commercial register of Frankfurt am Main under HR B 48032 which:

        (a)       is a wholly-owned Subsidiary of Hoechst Aktiengesellschaft;

        (b) pursuant to a restructuring to be carried out by the Vendor prior to the Closing Date, will be the sole shareholder of Newco 2; and

        (c) pursuant to the terms of the Business Combination Agreement, will sell the entire issued share capital of Newco 2 to the Company.

        "HOLDING COMPANY" means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

        "HOLDING OPERATING COMPANIES" means Air Gas Production Limited, Messer Cryotherm GmbH & Co. KG, Buse Gas Dettmannsdorf GmbH and
        Sauerstoffvertrieb Wilhelm Geldbach GmbH & Co. KG.

        "IAS" means International Accounting Standards in effect from time to time.

        "INDEBTEDNESS FOR BORROWED MONEY" means Financial Indebtedness save for any indebtedness for or in respect of paragraphs (g) and (h) of the definition of "FINANCIAL INDEBTEDNESS".

        "INDEMNIFIED UNCONSOLIDATED DEBT" means, at any time, the aggregate amount of Unconsolidated Debt to the extent to which the member of the MGG Group providing the Unconsolidated Debt is fully indemnified at such time by the Vendor and/or Aventis either pursuant to the provisions of section 11.1 (HOECHST UNDERTAKINGS) and/or section 11.2 (AVENTIS GUARANTEE) of the Singapore Separation Agreement or pursuant to any other agreement acceptable to the Majority Lenders (acting reasonably).

        "INFORMATION MEMORANDUM" means the information memorandum concerning the Company and the MGG Group which, at the Company's and/or MGG's request and on its/their behalf, is to be prepared in relation to this transaction, agreed between the Bookrunners and MGG, approved by the Company and/or MGG and distributed by the Bookrunners prior to the last Syndication Date to selected financial institutions in connection with the syndication of the Facilities.

        "INITIAL BORROWERS" means the members of the Group listed in Part I of
        Schedule 1 (THE CLOSING PARTIES) as initial borrowers.

        "INITIAL GERMAN BORROWERS" means each of the Initial Borrowers whose Relevant Jurisdiction is Germany.

        "INITIAL GUARANTORS" means the members of the Group listed in Part I of
        Schedule 1 (THE CLOSING PARTIES) as initial guarantors.

        "INITIAL MARGIN" means:

        (a) in relation to the Term Disposal Facility, 2.25 per cent. per annum;

        (b)       in relation to the Term A Facility, 2.25 per cent. per annum;

        (c) in relation to the Term B Facilities, 2.75 per cent. per annum;

        (d) in relation to the Term C Facilities, 3.50 per cent. per annum; and

        (e) in relation to each Revolving Facility, 2.25 per cent. per annum.

        "INITIAL OBLIGORS" means the Initial Borrowers and the Initial
        Guarantors.

        "INITIAL SPONSORS" means Allianz Capital Partners GmbH and GS Capital Partners 2000, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co Beteiligungs KG, Stone Street Fund 2000, L.P. and Bridge Street Special Opportunities Fund 2000, L.P.

        "INSURANCE PROCEEDS" means the cash proceeds of any insurance claim intended to compensate for damage to any asset (but not for loss of profit) received by any member of the Group, after deducting:

        (a) any reasonable out of pocket expenses incurred by any member of the Group in relation to such a claim;

        (b) proceeds relating to third party claims, which are applied towards meeting such claims; and

        (c) Taxes paid (or reasonably estimated to be payable) in respect thereof or in respect of the remittance or transfer of all or any of such proceeds to another member of the Group in order to enable any such proceeds to be utilised in prepayment of outstanding Loans pursuant to the requirements of Clause 9.6 (INSURANCE PROCEEDS).

        For the purposes of this definition, the term "GROUP" shall at all times include the Company.

        "INTELLECTUAL PROPERTY" means any and all rights and interests existing now or in the future in any part of the world in or relating to registered and unregistered trade marks and service marks, domain names, patents, registered designs, utility models, trade names, business names, titles, registered or unregistered copyrights in published and unpublished works, unregistered designs, inventions registered or unregistered, data base rights, know-how, any other intellectual property rights and any applications for any of the foregoing and any goodwill therein.

        "INTELLECTUAL PROPERTY RIGHTS" means any Intellectual Property owned by any member of the Group.

        "INTERCREDITOR DEED" means:

        (a) in relation to the Mezzanine Facility, the intercreditor deed to be entered into in the agreed form between, among others, the Obligors, the Finance Parties and the Mezzanine Finance Parties; and

        (b) in relation to any Direct Mezzanine Refinancing, the Direct Mezzanine Refinancing Intercreditor Agreement.

        "INTEREST PERIOD" means, in relation to a Loan, each period determined in accordance with Clause 11 (INTEREST PERIODS AND TERMS) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 10.6 (DEFAULT INTEREST).

        "INTRA-GROUP LOAN" means any loan between members of the Newco 2 Group.

        "INVESTORS" means the Initial Sponsors and MIG.

        "IRS" means the United States Internal Revenue Service or any successor thereto.

        "JOINT VENTURE" means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity, but in any event an entity will not be a Joint Venture in relation to any member of the MGG Group if that entity is a member of the MGG Group or is an Unconsolidated Subsidiary of Newco 2 and will not be a

        Joint Venture in relation to any member of the MGG Group unless that member of the MGG Group has (or, together with other members of the MGG Group, have) an interest of more than 20% in the issued share capital or equivalent ownership interest of such entity.

        "KPMG BUSINESS PLAN AUDIT" mans the audit of the Business Plan carried out by KPMG in the agreed form.

        "L/C AMOUNT" means:

        (a) each sum paid or due and payable by a Fronting Bank to the beneficiary of a Letter of Credit pursuant to the terms of that Letter of Credit; and

        (b) all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from a Fronting Bank under a Letter of Credit), claims, losses and expenses which that Fronting Bank incurs or sustains in connection with a Letter of Credit, in each case which has not been reimbursed pursuant to Clause 8.2 (BORROWER'S INDEMNITY TO FRONTING BANKS).

        "L/C COMMISSION PERIOD" means, save as otherwise provided in this Agreement, any of those periods mentioned in Clause 13.2 (LETTER OF CREDIT COMMISSION).

        "L/C COMMISSION RATE" means, from time to time, a letter of credit commission equal to the Margin applicable to Revolving Facility Loans at that time.

        "L/C PROPORTION" means, in respect of any Letter of Credit under any Revolving Facility and save as otherwise provided in this Agreement, the proportion (expressed as a percentage) borne by a Lender's Available Commitment in respect of that Revolving Facility to the Available Facility in respect of that Revolving Facility immediately prior to the issue of that Letter of Credit.

        "LEGAL REPORTS" means:

        (a) the legal due diligence report, in the agreed form, on certain members of the MGG Group prepared by Milbank, Tweed, Hadley & McCloy;

        (b) the legal due diligence report, in the agreed form, on certain members of the MGG Group prepared by Hengeler Mueller Weitzel Wirtz; and

        (c) the legal due diligence report, in the agreed form, on certain members of the MGG Group prepared by Baker & McKenzie.

        "LENDER" means:

        (a)       any Original Lender; and

        (b) any person which has become a Party in accordance with Clause 25 (CHANGES TO THE LENDERS),

        which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

        "LETTER OF CREDIT" means a letter of credit issued or to be issued by a Fronting Bank under a Revolving Facility substantially in the form set out in Schedule 12 (FORM OF LETTER OF CREDIT) or in such other form requested by a Borrower which is acceptable to the Agent and the relevant Fronting Bank.

        "LEVERAGE RATIO" means, in respect of any period, the ratio of Total Debt as at the last day of such period to EBITDA for that period, as determined in accordance with the provisions of Clause 22 (FINANCIAL COVENANTS).

        "LIBOR" means, in relation to any Loan:

        (a)       the applicable Screen Rate; or

        (b) (if no Screen Rate is available for the currency or Interest Period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, as of the Specified Time on the Quotation Day for the offering of deposits in the currency of that Loan and for a period comparable to the Interest Period for that Loan and for these purposes in respect of the drawing of a Loan to be advanced on the Closing Date LIBOR for the first Interest Period of such Loan shall be determined by reference to paragraph (b).

        "LMA" means the Loan Market Association.

        "LOAN" means a Term Disposal Facility Loan, a Term A Facility Loan, a Term B Euro Facility Loan, a Term B Dollar Facility Loan, a Term C Euro Facility Loan, a Term C Dollar Facility Loan, a Revolving Facility I Loan or a Revolving Facility II Loan or (for the avoidance of any doubt), a Rollover Loan.

        "LUXEMBOURG OBLIGOR" means any Obligor whose Relevant Jurisdiction is Luxembourg.

        "MAJORITY LENDERS" means a Lender or Lenders whose Commitments aggregate more than 66 2/3% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3% of the Total Commitments immediately prior to the reduction) (and in order to calculate the Majority Lenders on the basis of Total Commitments at any time the amount in dollars of all Term B Dollar Facility Commitments and all Term C Dollar Facility Commitments and all Term Disposal Facility Commitments shall be calculated in euros at the Agent's Spot Rate of Exchange on the date of this Agreement).

        "MANDATORY COST" means the percentage rate per annum calculated by the Agent in accordance with Schedule 4 (MANDATORY COST FORMULAE).

        "MARGIN" means:

        (a) in respect of all Term Disposal Facility Loans, the Initial Margin for the Term Disposal Facility;

        (b) in respect of all Term A Facility Loans and Revolving Facility Loans, the percentage rate per annum determined in accordance with paragraph (a) of Clause 10.2 (MARGIN RATCHETS), Clause
                  10.3 (MARGIN CHANGES) and Clause 10.4 (DEFAULT MARGIN);

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        (c)       in respect of all Term B Euro Facility Loans and all Term B
                  Dollar Facility Loans, the percentage rate per annum determined in accordance with paragraph (b) of Clause 10.2 (MARGIN RATCHETS), Clause 10.3 (MARGIN CHANGES) and Clause
                  10.4 (DEFAULT MARGIN);

        (d) in respect of all Term C Dollar Facility Loans and all Term C Euro Facility Loans, the Initial Margin for the Term C Facilities.

        "MARGIN STOCK" means margin stock or "MARGIN SECURITY" within the meaning of Regulations T, U and X.

        "MATERIAL ADVERSE EFFECT" means a material adverse effect on:

        (a) the business, operations, property or condition (financial or otherwise) of the Group taken as a whole;

        (b) the ability of the Obligors to perform their respective payment obligations under the Finance Documents or the ability of the Obligor's Agent to perform its obligations under Clause
                  22.2 (FINANCIAL CONDITION); or

        (c) the validity or enforceability of the Finance Documents or the rights or remedies of any Finance Party under the Finance Documents in a manner or to an extent which the Majority Lenders reasonably consider to be materially prejudicial to the interests of any Finance Party under the Finance Documents.

        "MATERIAL COMPANY" means, at any time:

        (a) a Subsidiary of Newco 2 which is listed in Schedule 13 (MATERIAL COMPANIES AS AT SIGNING) (PROVIDED THAT if after the Closing Date any Subsidiary listed in such Schedule would not, but for this paragraph (a), be a Material Company, it shall not be a Material Company); and/or

        (b) a Consolidated Subsidiary of Newco 2 which has EBITDA representing 3 per cent. or more of EBITDA of the Newco 2 Group; and/or

        (c) a Consolidated Subsidiary of Newco 2 which has gross assets (excluding assets which are not included on consolidation) representing 3 per cent. or more of gross assets of the Newco 2 Group; and/or

        (d) Newco 2 and each member of the Newco 2 Group which is a Holding Company of a Subsidiary falling within paragraph (a),
                  (b) or (c) above,

        in each case calculated on a consolidated basis.

        Whether a person is a Material Company within the conditions set out in paragraphs (b) and (c) shall be determined by reference to the most recent Compliance Certificate and/or Auditor's Report supplied by the Obligor's Agent and/or the latest audited financial statements of that Consolidated Subsidiary of Newco 2 (which statements shall, if customarily prepared or required by applicable law to be, be consolidated in the case of a Consolidated Subsidiary of Newco 2 which itself has Consolidated Subsidiaries of Newco 2) and/or the latest audited consolidated financial statements of the Newco 2 Group. If a Consolidated Subsidiary of

        Newco 2 has been acquired since the date as at which the latest audited consolidated financial statements of the Newco 2 Group were prepared, the financial statements shall be notionally adjusted, for the purpose of the calculation, in order to take into account the acquisition of that Consolidated Subsidiary (that adjustment being certified by the Newco 2 Group's auditors), it being acknowledged that the auditors of Newco 2 are entitled to rely on information regarding such acquired Consolidated Subsidiary provided to them by the management or auditors of such acquired Consolidated Subsidiary for the purpose of this calculation and that if the auditors of Newco 2 certify that on the basis of such information they are of the opinion that the gross assets (excluding assets which are not included on consolidation) and EBITDA of such acquired Consolidated Subsidiary will be less than 3% of the gross assets and EBITDA of the Newco 2 Group the notional adjustment will not be required for that acquired Consolidated Subsidiary.

        A report by the auditors of Newco 2 that a Consolidated Subsidiary of Newco 2, for the purpose of the calculation is or is not a Material Company shall, in the absence of manifest error, be conclusive and binding on all Parties.

        "MESSER SINGAPORE" means Messer Singapore Pte. Limited, a company incorporated in Singapore and which as at the date hereof is a direct wholly-owned Subsidiary of MGG.

        "MEZZANINE AGENT" means the Mezzanine Agent (as defined in the Mezzanine Facility Agreement).

        "MEZZANINE ARRANGERS" means Goldman Sachs International, Bayerische Hypo-und Vereinsbank AG and The Royal Bank of Scotland plc.

        "MEZZANINE FACILITY" means the mezzanine loan facilities made under the Mezzanine Facility Agreement.

        "MEZZANINE FACILITY AGREEMENT" means the mezzanine facility agreement dated on or about the date of this Agreement and made between (among others) the Company, the Mezzanine Agent, the Mezzanine Arrangers, the Security Trustee and the banks and financial institutions named therein as Mezzanine Lenders, setting out the terms and conditions on which the Mezzanine Outstandings will be made available to MGG.

        "MEZZANINE FEE LETTER" means any letter or letters dated on or about the date of the Mezzanine Facility Agreement between certain of the Mezzanine Arrangers and the Company (or the Mezzanine Agent or the Security Trustee and the Company) setting out any of the fees referred to in clause 11 of the Mezzanine Facility Agreement.

        "MEZZANINE FINANCE DOCUMENTS" means the Mezzanine Facility Agreement, any guarantor or borrower accession memoranda under the Mezzanine Facility Agreement, the Security Documents, the Intercreditor Deed, any Priority Letter, the Austrian Guarantee, any Mezzanine Fee Letter, the Mezzanine Syndication Letter, any Transfer Certificate (as defined in the Mezzanine Facility Agreement) other than any such Transfer Certificate to which Newco 2 is a party, and any other document designated as such by the Mezzanine Agent and the Obligor's Agent excluding the Exchange Notes and the Exchange Notes Loan Agreement.

        "MEZZANINE FINANCE PARTIES" means the Mezzanine Lenders (excluding for the avoidance of doubt Newco 2), the Mezzanine Agent, the Mezzanine Arrangers and the Security Trustee.

        "MEZZANINE LENDERS" means the "MEZZANINE LENDERS" as defined in the Mezzanine Facility Agreement.

        "MEZZANINE OUTSTANDINGS" means the aggregate amount outstanding at any time in respect of principal under the Mezzanine Facility Agreement (not including, for the avoidance of any doubt, any amounts outstanding under the Exchange Notes Loan Agreement).

        "MEZZANINE SYNDICATION LETTER" means the "MEZZANINE SYNDICATION LETTER" as defined in the Mezzanine Facility Agreement.

        "MGG" means Messer Griesheim GmbH, registered in the HANDELSREGISTER (commercial register) of the AMTSGERICHT (local court) of Frankfurt am Main under HRB 7812.

        "MGG ACQUISITION" means the acquisition by the Company of the issued share capital of Newco 2 pursuant to the terms of the Business Combination Agreement.

        "MGG GROUP" means, at any time, MGG and its Consolidated Subsidiaries at that time PROVIDED THAT at any time during the Debtco Structure Period it shall mean Debtco and its Consolidated Subsidiaries at that time.

        "MGG JOINT VENTURE" means a Joint Venture in which a member of the MGG Group has an interest.

        "MGG PERMITTED DISTRIBUTIONS" means each of the following:

        (a)       dividends paid by MGG to Newco 2;

        (b) payments of any amounts by MGG to Newco 2 in respect of any indebtedness under any Newco 2 Loan Agreement;

        (c)       loans made by MGG to Newco 2; and

        (d) payments by MGG to any Holding Company of MGG to the extent necessary to reimburse such Holding Company for any German trade tax liability or any German VAT liability which, in either case, is payable by such Holding Company but which is attributable to the business activities of MGG or which is caused by Newco 2 on-lending the proceeds of any Refinancing Note to MGG or Debtco, or by any Finance Document, any Mezzanine Finance Document, any document executed in respect of a Direct Mezzanine Refinancing or by Newco 2 issuing any Refinancing Note,

        PROVIDED THAT at the time any such dividend or payment is paid or loan is advanced to Newco 2 (other than (1) pursuant to paragraph (d) or (2) during the Debtco Structure Period) all of the following conditions are satisfied:

        (A) the Term Disposal Facility has been repaid in full and the conditions specified in Clause 23.38 (TOTAL DEBT RELIEF AMOUNT) have been met;

        (B)       there is no Default which is continuing; and

        (C) the amount of any such dividend, payment or loan when aggregated with all other dividends, payments or loans referred to in (a), (b) and (c) above made in the calendar year in which such dividend, payment or loan is proposed to be made would not exceed EUR7,500,000 or its equivalent.

        "MIG" means Messer Industriegesellschaft mbH, registered in the HANDELSREGISTER (commercial register) of the AMTSGERICHT (Local Court) of Konigstein am Taunus under HRB 1033.

        "MIG POWER OF ATTORNEY" means each power of attorney from MIG delivered pursuant to paragraph 5 of Part I of Schedule 2 (CONDITIONS PRECEDENT).

        "MONTH" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

        (a) subject to paragraph (c) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

        (b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

        (c) in relation to determining the last day of an Interest Period, if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

        The above rules will only apply to the last Month of any period.

        "MULTIEMPLOYER PLAN" means a "multiemployer plan" (as defined in Section 4001(a)(3) in ERISA) maintained or contributed to for employees of a US Group Member or any ERISA Affiliate.

        "NET DISPOSAL PROCEEDS" means in relation to a disposal of an asset, the gross total proceeds of such disposal received by the member of the Group concerned in cash less:

        (a) reasonable fees, commissions and other out of pocket expenses of the Group incurred due to the disposal;

        (b) the VAT or similar Tax paid or reasonably estimated to be payable by any member of the Group due to such disposal;

        (c) any income, capital gains or other Taxes incurred and required to be paid or reasonably estimated to be payable by any member of the Group in connection with (i) such disposal or (ii) the remittance or transfer of all or any of such proceeds to another member of the Group in order to enable any such proceeds to be utilised in prepayment of the Facilities pursuant to the requirements of Clause 9.5 (ASSET DISPOSALS), in each case as reasonably determined in good faith by such member of the Group on the basis of the existing tax rates applicable to the gain (if any) and after taking into account all available credits, deductions and allowances connected with such disposal;

        (d) that part of the gross total proceeds which is equal to the amount (if any) of additional investment made by any member of the MGG Group in the entity whose shares or assets have been disposed of, where such additional investment was made after the Closing Date; and

        (e) that part of the gross total proceeds of any disposal which is immediately upon such disposal occurring applied in repaying Indebtedness for Borrowed Money of the member of the Group making such disposal.

        For the purposes of this definition, the term "GROUP" shall at all times include the Company.

        "NEWCO 2" means DIOGENES Vierte Vermogensverwaltungs Aktiengesellschaft, a newly incorporated German stock corporation registered in the HANDELREGISTER (commercial register) of the AMTSGERICHT (local court) of Frankfurt am Main under HR B 42291 (whose name it is anticipated will be changed to Messer Griesheim Holding AG) which:

        (a) pursuant to a restructuring to be carried out by the Vendor prior to the Closing Date, will be the holder of the Vendor MGG Shares except during the Debtco Structure Period (when it will be the holder of all the shares in Debtco); and

        (b) pursuant to the terms of the Shareholders' Agreement, will be (immediately following the Closing Date) the holder of the Family MGG Shares except during the Debtco Structure Period (when it will be the holder of all the shares in Debtco).

        "NEWCO 2 GROUP" means, at any time, Newco 2 and its Consolidated Subsidiaries at that time.

        "NEWCO 2 LOAN" means any loan from Newco 2 to MGG or Debtco (other than a High Yield Proceeds Loan and an Exchange Notes Loan) which is made pursuant to a Newco 2 Loan Agreement and is subordinated pursuant to the terms of a Newco 2 Loan Subordination Agreement.

        "NEWCO 2 LOAN AGREEMENT" means a loan agreement entered into between Newco 2 as lender and MGG or (as the case may be) Debtco as borrower governing the terms of any Newco 2 Loan, such loan agreement to be in the form set out in schedule 1 of the Newco 2 Loan Subordination Agreement.

        "NEWCO 2 LOAN SUBORDINATION AGREEMENT" means a subordination agreement in the agreed form between MGG or Debtco (as the case may be) and Newco 2 relating to the subordination of the claims of Newco 2 under any Newco 2 Loan to the Outstandings, amounts outstanding under the Hedging Agreements and the Mezzanine Outstandings in respect of which the Agent has received a legal opinion from its German counsel in form and substance satisfactory to it (acting reasonably).

        "NEWCO 2 RECEIVABLE" means the Hoechst Newco 2 Receivable.

        "NON-INDEMNIFIED UNCONSOLIDATED DEBT" means, at any time, Unconsolidated Debt which is not Indemnified Unconsolidated Debt at such time.

        "NON WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of MGG which is not a wholly-owned Subsidiary of MGG provided that at all times during which MGG owns directly or indirectly at least 70% of the issued and voting share capital of MG OdraGas Spol s.r.o. (whose Relevant

        Jurisdiction is the Czech Republic) (the "CZECH ENTITY") then the Czech Entity shall be deemed to be a wholly-owned Subsidiary of MGG.

        "OBLIGOR" means a Borrower or a Guarantor.

        "OBLIGOR'S AGENT" means:

        (a)       until MGG becomes a Party, the Company;

        (b) at all times after MGG has become a Party (other than during the Debtco Structure Period), MGG; and

        (c)       at all times during the Debtco Structure Period, Debtco.

        "OECD COUNTRY" means any country for the time being a member of the Organisation for Economic Co-operation and Development.

        "OPTIONAL CURRENCY" means a currency (other than the Base Currency) which complies with the conditions set out in Clause 4.3 (CONDITIONS RELATING TO OPTIONAL CURRENCIES AND THE EURO UNIT).

        "ORIGINAL FINANCIAL STATEMENTS" means the audited consolidated financial statements of the MGG Group for the financial year ended 31 December 2000.

        "OUTSTANDINGS" means at any time, the aggregate of the Base Currency Amounts of the outstanding Loans and the amount of the maximum actual and contingent liabilities of the Lenders in respect of each outstanding Letter of Credit and Bank Guarantee.

        "PARTICIPATING MEMBER STATE" means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to European Monetary Union.

        "PARTY" means a party to this Agreement and includes its successors in title, permitted assigns and permitted transferees.

        "PBGC" means the US Pension Benefit Guaranty Corporation, or any entity succeeding to all or any of its functions under ERISA.

        "PERMITTED ACQUISITIONS" means:

        (a)       acquisitions of Cash Equivalent Investments;

        (b) acquisitions of any assets by a Holding Company of MGG from a Holding Company of MGG;

        (c) acquisitions of assets by a member of the MGG Group from another member of the MGG Group;

        (d) acquisitions (including the China Acquisition) expressly contemplated in the Business Combination Agreement (excluding all of its schedules, exhibits and attachments) and/or the Ancillary Agreements (as defined therein) in the manner and at the time and subject to the terms and circumstances set out in the Business Combination

                  Agreement (excluding all of its schedules, exhibits and attachments) and/or the Ancillary Agreements (as defined therein);

        (e) acquisitions comprising the purchase, subscription for, or other acquisition of any new shares or other equity investment in any member of the MGG Group (the "RELEVANT ENTITY") by another member of the MGG Group PROVIDED THAT:

                  (i) if Security has been given to the Security Trustee or the Finance Parties over any of the existing shares in the Relevant Entity, equivalent Security is provided as soon as reasonably practicable over the new shares or equity investment in favour of either the Security Trustee or the Finance Parties; and

                  (ii) if such acquisition is in shares or other equity investments in a Non Wholly-Owned Subsidiary, the requirements of Clause 23.7 (JOINT VENTURES AND NON WHOLLY-OWNED SUBSIDIARIES) would be complied with;

        (f) acquisitions comprising the purchase, subscription for, or the acquisition of any shares or other equity investment in any Joint Venture or Unconsolidated Subsidiary of Newco 2 PROVIDED THAT the requirements of Clause 23.7 (JOINT VENTURES AND NON WHOLLY-OWNED SUBSIDIARIES) would be complied with;

        (g) acquisitions comprising the purchase, subscription for, or the acquisition of any shares or other equity investment in any Joint Venture or Unconsolidated Subsidiary of Newco 2 pursuant to binding arrangements which were existing prior to the Closing Date;

        (h) subject to the proviso below acquisitions of any assets not otherwise included in other paragraphs of this definition and not made in the ordinary course of business and which are not Permitted Capital Expenditure at any time in an amount up to the Additional Basket at such time;

        (i) the acquisition by the Company of any Holding Operating Company for fair market value;

        (j) acquisitions of Comparable Assets (as defined in paragraph (e) of the definition of Permitted Disposals) in the circumstances permitted in paragraph (e) of the definition of Permitted Disposals; and

        (k) acquisitions which are not in the ordinary course of business and which are not Permitted Capital Expenditure and which do not fall within paragraphs (a) to (j) above where the total consideration (both cash and non-cash, including the amount of indebtedness assumed by the purchaser or remaining in the assets acquired and the amount of any deferred purchase price) for such acquisitions in aggregate from the date of this Agreement does not exceed (if such acquisition is made prior to the Relevant Debt Relief Amount being at least EUR255,000,000 (or its equivalent in other currencies) and the Term Disposal Facility being repaid in full) EUR75,000,000 (or its equivalent in another currency or currencies) or (if such acquisition is made after the Relevant Debt Relief Amount has exceeded EUR255,000,000 (or its equivalent in other currencies) and the Term Disposal Facility has been repaid in full) EUR250,000,000 (or its equivalent in other currencies), provided that in the case of any acquisition falling within paragraph
        (h) or (k) above at the time of such acquisition the following conditions are satisfied:

        (A)       there is no Default which is continuing; and

        (B) if the amount of the consideration for the acquisition (calculated as in paragraph (k) above) is greater than EUR10,000,000 (or its equivalent in other currencies), the Obligor's Agent has supplied to the Agent a certificate signed by any of its Prokurists, supported by accompanying calculations, demonstrating that if the EBITDA of or attributable to those assets, and the debt to be added to the consolidated balance sheet of the Newco 2 Group as a result of the acquisition, were included, on a pro forma basis, in the calculation of the Leverage Ratio as at the last Quarter Date in respect of which financial statements have been delivered pursuant to Clause 21.1 (FINANCIAL STATEMENTS), the requirements of paragraph (d) of Clause 22.2 (FINANCIAL CONDITION) would have been satisfied.

        "PERMITTED CAPITAL EXPENDITURE" means any Capital Expenditure permitted to be made pursuant to the provisions of Clause 22.3 (CAPITAL EXPENDITURE).

        "PERMITTED DISPOSALS" means:

        (a) disposals of assets by any member of the Group in its ordinary course of trading;

        (b)       disposals:

                  (i) of assets (but not shares in MGG) by a Holding Company of MGG (other than Debtco) to another Holding Company of MGG (other than Debtco);

                  (ii) of assets by a member of the MGG Group to another member of the MGG Group;

        (c) disposals for cash of any surplus or obsolete or worn-out assets which in the reasonable opinion of the member of the Group making the disposal are not required for the efficient operation of the business of the Group as a whole;

        (d) disposals of Cash Equivalent Investments on arm's length terms;

        (e)       disposals on arm's length terms of assets either:

                  (i) in return for or simultaneous with the acquisition by a member of the MGG Group of other assets ("COMPARABLE ASSETS") which in the reasonable opinion of the relevant member of the Group making the disposal are of comparable or greater value or earnings generation potential (and, if the assets disposed of are in a Core Country, the Comparable Assets must also be in a Core Country) provided that to the extent that consideration other than the disposed assets is used to acquire such Comparable Assets the acquisition of those assets for an amount equal to that additional consideration would be a Permitted Acquisition; or

                  (ii) in respect of which prior to the expiry of 180 days after receipt by the relevant member of the Group of the Net Disposal Proceeds relating to the disposal of such assets the relevant member of the Group making such disposal or another member of the Group (which other member of the Group is, if the member of the Group making such disposal is incorporated in a Core Country, also incorporated in a Core Country) has either (A) acquired Comparable Assets with such Net Disposal Proceeds or (B) entered into a binding commitment to acquire Comparable Assets and does so acquire such Comparable Assets within 360 days of the date of receipt of such Net Disposal Proceeds PROVIDED THAT until either (A) or (B) is satisfied an amount equal to such Net Disposal Proceeds is placed in a Prepayment Escrow Account within 5 Business Days of receipt thereof by a member of the Group;

                  PROVIDED THAT:

                  (i) the aggregate fair market value of assets which are permitted to be disposed of pursuant to this paragraph (e) does not from the date of this Agreement exceed EUR250,000,000 (or its equivalent in other currencies); and

                  (ii) if any asset proposed to be disposed of pursuant to this paragraph (e) whose fair market value is greater than EUR10,000,000 (or its equivalent in other currencies) is subject to security provided under any Security Document or is owned by a member of the Group whose shares are pledged under a Security Document, then for such disposal to be permitted pursuant to this paragraph (e) the Obligor's Agent shall either have supplied to the Agent a certificate signed by any of its Prokurists, supported by accompanying calculations, demonstrating either:

                           (x) that if the book value of the assets to be disposed of and the EBITDA attributable to such assets disposed of had not been taken into account in the then most recent Compliance Certificate or Auditor's Report (and, if the asset to be acquired is to be owned by a Security Party, the book value of and EBITDA attributable to the asset to be acquired had been taken into account) for determining compliance with the provisions of paragraphs (a) and (b) of Clause 23.30 (GUARANTOR GROUP AND SECURITY COVERAGE) it would have been in compliance with such paragraphs (a) and (b) of Clause 23.30; or

                           (y) if (x) is not satisfied, a company will become an Additional Guarantor and/or additional Security Documents will be entered into prior to such disposal which, if included in such Compliance Certificate or Auditor's Request, would have meant that the provisions of paragraphs (a) and (b) of Clause 23.30 were complied with;

        (f) the granting of leases or licences over property on arm's length terms, where such property is not required to allow the continued operation of the business of the Group as a whole;

        (g) disposals of cash where such disposal is not prohibited by the Finance Documents (including cash payments to the Company which do not give rise to an Event of Default under Clause
                  23.9 (DIVIDENDS AND DISTRIBUTIONS));

        (h)       disposals made pursuant to the implementation of the Disposal
                  Plan;

        (i) disposals which pursuant to the provisions of section 14 (APPROVAL OF BUDGETS AND BUSINESS PLAN BY THE SHAREHOLDERS' COMMITTEE) of the Shareholders' Agreement either do not require the consent of 75% of the votes cast at a Shareholders Committee or Shareholders Meeting (each as referred to therein) or to which MIG is obliged to consent;

        (j) disposals expressly contemplated in the Business Combination Agreement (excluding all of its schedules, exhibits and attachments) and/or the Ancillary Agreements in the manner and at the time and subject to the terms and circumstances set out in the Business Combination Agreement (excluding all of its schedules, exhibits and attachments but including, without limitation, any disposals that may be required pursuant to section 3.3 (EXEMPTION OF CERTAIN TRANSACTIONS) of the BCA);

        (k)       a disposal by:

                  (i) Newco 2 of its shares in MGG to Debtco PROVIDED THAT the shares in MGG remain or are immediately pledged pursuant to a Security Document;

                  (ii) Debtco of its shares in MGG to Newco 2 PROVIDED THAT the shares in MGG remain or are immediately pledged pursuant to a Security Document;

                  (iii) MGG of its shares in Messer Singapore, its shares in Syngas and the other Transferred Assets and Transferred Liabilities of MGG relating to such companies as referred to in the Singapore Separation Agreement to Singapore SPV on the terms and conditions set out in the Singapore Separation Agreement;

                  (iv) MGG or any Subsidiary of MGG of its shares in a Central American Entity or a disposal by a Central American Entity of substantially all of its assets to MIG or a person designated by MIG provided that (A) such disposal is made on an arm's length basis in good faith and in the commercial interests of the members of the MGG Group (other than the Central American Entity) party thereto and (B) 50% of the consideration for such disposal is received by the MGG Group in cash; and

                  (v) the relevant members of the MGG Group of the shares in the Holding Operating Companies to the Company for fair market value;

        (l) any disposal of assets pursuant to and on the terms of the Existing Factoring Programme or a Permitted Factoring Programme;

        (m) any disposal to which the Majority Lenders have given their prior written consent;

        (n) any other disposal(s) on arm's length terms PROVIDED THAT the aggregate consideration received for such disposal(s) (both cash and non-cash, including the amount of

                  Indebtedness for Borrowed Money assumed by the purchaser or remaining in the assets disposed of or (if the disposal relates to a disposal of less than the whole of the issued shares of a person) the relevant proportion of such Indebtedness for Borrowed Money):

                  (i) is no greater than EUR50,000,000 (or its equivalent in another currency or currencies) in any calendar year; and

                  (ii) from the date of this Agreement is no greater than EUR250,000,000 (or its equivalent in another currency or currencies),

        PROVIDED THAT

        (A) any disposal by way of the sale of the shares in any member of the Group (other than the disposal referred to in paragraph
                  (k)(iii) above) or the sale of substantially all of the assets of a member of the Group which would otherwise be permitted under any of the paragraphs of this definition shall not be permitted if any member of the Group after such disposal would remain liable for any contingent liabilities relating to the member of the Group which is to be sold or the business which is to be sold other than those which it would be customary and usual for a disposing company to remain liable for; and

        (B) in the case of disposals of assets under paragraphs (h), (i) and (n) above the consideration for such disposals may only comprise one or more of the elements set out in (1), (2) and
                  (3) below and may include in addition consideration in the form of (4) below:

                  (1)      cash payable on the completion of the disposals;

                  (2) an obligation of the purchaser of such assets to pay the remainder of the purchase price at a date or dates no later than 3 years after the completion of such disposal (a "DEFERRED PURCHASE OBLIGATION") (provided that the aggregate amount of all such Deferred Purchase Obligations which have not been paid in cash to the relevant vendor or otherwise monetarised shall at no time exceed EUR100,000,000 (or its equivalent in other currencies));

                  (3) the assumption of indebtedness by the purchaser or remaining in the asset disposed of; and

                  (4) an amount of cash payable in the nature of an earn out payment by the purchaser to the vendor of any such asset which is genuinely contingent and dependent on the future performance or future value of the asset disposed of shall not count towards the limits set out in paragraph (n) or paragraph (2) above.

        "PERMITTED DISTRIBUTIONS" means the payment or declaration of any dividend, return on capital, repayment of capital contributions or other distribution or payment in respect of share capital by any member of the MGG Group other than:

        (a)       by MGG save that MGG may:

                  (i)      pay dividends which are MGG Permitted Distributions;
                           and

                  (ii) pay any dividend to Debtco during the Debtco Structure Period;

        (b) by Debtco save that Debtco may pay dividends which are Debtco Permitted Distributions,

        PROVIDED THAT (save as otherwise permitted pursuant to paragraphs (a) or (b) or pursuant to the Intercreditor Deed) if a Default has occurred which is continuing no such payment, declaration, return, repayment distribution or payment may be made by a member of the Group who is an Obligor to another member of the Group who is not a wholly-owned Subsidiary of MGG or (during the Debtco Structure Period) Debtco other than to MGG or (during the Debtco Structure Period) Debtco.

        "PERMITTED EXCHANGE NOTES SECURITY" means the following security in favour of the bond trustee of the holders of the Exchange Notes:

        (a) an assignment in substantially the agreed form by Newco 2 over its rights to receive the excess proceeds (if any) remaining after a sale of the shares in MGG pursuant to an enforcement of the pledge over the shares in MGG and after all Senior Liabilities (as defined in the Intercreditor Deed) have been fully paid and discharged in full to the satisfaction of the Agent (acting reasonably); and

        (b) an assignment in substantially the agreed form by Newco 2 over its rights in relation to the proceeds of the Exchange Notes Loan.

        "PERMITTED FACTORING PROGRAMME" means any factoring programme permitted pursuant to paragraph (k) in the definition of Permitted Indebtedness in this Clause 1.1 (DEFINITIONS).

        "PERMITTED HIGH YIELD SECURITY" means the following security in favour of the bond trustee of the holders of the High Yield Notes:

        (a) an assignment in substantially the agreed form by Newco 2 over its rights to receive the excess proceeds (if any) remaining after a sale of the shares in MGG pursuant to an enforcement of the pledge over the shares in MGG and after all Senior Liabilities (as defined in the Intercreditor Deed) have been fully paid and discharged in full to the satisfaction of the Agent (acting reasonably); and

        (b) an assignment in substantially the agreed form by Newco 2 over its rights in relation to the proceeds of the High Yield Proceeds Loan.

        "PERMITTED INDEBTEDNESS" means:

        (a) any Financial Indebtedness arising under or permitted pursuant to the Finance Documents or the Mezzanine Finance Documents or any Direct Mezzanine Refinancing Facility;

        (b) any Financial Indebtedness arising under Permitted Loans and Guarantees;

        (c) any Financial Indebtedness arising under Permitted Treasury Transactions;

        (d) any Financial Indebtedness PROVIDED THAT such Financial Indebtedness is subordinated on terms acceptable to the Majority Lenders (acting reasonably);

        (e) any Financial Indebtedness of any Obligor in respect of a bank account held as part of a cash pooling or similar arrangement with any other Obligor(s);

        (f) any Financial Indebtedness to the extent such is supported by any Letter of Credit or Bank Guarantee issued under this Agreement or is secured (directly or indirectly) by cash collateral provided by any member of the Group from the proceeds of any Loan made under this Agreement or under the Mezzanine Facility Agreement;

        (g) any Financial Indebtedness arising under the High Yield Documents or any Exchange Notes Documents;

        (h) any Financial Indebtedness in respect of Finance Leases PROVIDED THAT the aggregate amount of Financial Indebtedness which falls within this paragraph (h) does not exceed EUR225,000,000 (or its equivalent in another currency or currencies) at any time;

        (i) any Financial Indebtedness arising under any Permitted Local Facilities;

        (j) any Financial Indebtedness arising under any Existing Indebtedness (which is not otherwise permitted under any paragraph of this definition of Permitted Indebtedness other than paragraph (l));

        (k)       any Financial Indebtedness:

                  (i) incurred pursuant to the terms of the Existing Factoring Programme PROVIDED THAT (A) the aggregate amount of such Financial Indebtedness does not exceed DM 100,000,000 (or its equivalent in other currencies) at any time and (B) such Existing Factoring Programme is terminated and the aggregate amount of Financial Indebtedness incurred pursuant to it permanently reduced to zero within 31 days of the Closing Date; or

                  (ii) incurred pursuant to the terms of any factoring arrangements other than under the Existing Factoring Programme PROVIDED THAT the aggregate amount of such Financial Indebtedness does not exceed EUR15,000,000 (or its equivalent in other currencies) at any time;

        (l) any Financial Indebtedness (excluding Financial Indebtedness of Newco 2) not falling within paragraphs (a) to (k) above PROVIDED THAT the aggregate amount of Financial Indebtedness falling within this paragraph (l) does not exceed EUR50,000,000 (or its equivalent in another currency or currencies) at any time;

        (m) any Financial Indebtedness of Newco 2 under the Newco 2 Receivable or in respect of a loan made by the Company to Newco 2;

        (n) any Financial Indebtedness to which the Majority Lenders have given their prior written consent.

        "PERMITTED LOANS AND GUARANTEES" means:

        (a) trade credit or indemnities granted in the ordinary course of business on usual and customary terms or guarantees of such trade credit or indemnities granted in the ordinary course of business on usual and customary terms;

        (b)       Intra-Group Loans PROVIDED THAT:

                  (i) no member of the MGG Group may make a loan to any Holding Company of MGG save that MGG may make loans which are MGG Permitted Distributions, Debtco may make loans which are Debtco Permitted Distributions and (during the Debtco Structure Period) members of the MGG Group may make loans to Debtco;

                  (ii) no loan may be made by any Holding Company of MGG (other than, during the Debtco Structure Period, Debtco) to any member of the MGG Group other than:

                           (A)      a High Yield Proceeds Loan; or

                           (B)      a Newco 2 Loan; or

                           (C)      an Exchange Notes Loan;

                  (iii) no loan may be made by MGG or Debtco or a wholly-owned Subsidiary of MGG to a Non Wholly-Owned Subsidiary that is not an Obligor unless the requirements of Clause 23.7 (JOINT VENTURES AND NON WHOLLY-OWNED SUBSIDIARIES) would be complied with;

                  (iv) in the case of any Intra-Group Loan entered into by any Obligor as a borrower or lender that Obligor has acceded to the Intercreditor Deed as an Intra-Group Borrower or Intra-Group Lender (as appropriate) pursuant to the terms thereof or is already party to the Intercreditor Deed in such capacity;

                  (v) in the case of any Intra-Group Loan entered into by an Obligor as borrower (other than a loan permitted pursuant to sub-paragraph (ii) or (vi) of this paragraph (b)) the lender of such loan has acceded to the Intercreditor Deed as an Intra-Group Lender;

                  (vi) the aggregate amount of Financial Indebtedness at any time owed by Obligors under Intra-Group Loans to members of the MGG Group who are not party to the Intercreditor Deed as Intra-Group Lenders does not exceed EUR100,000,000 (or its equivalent in other currencies);

                  (vii) any Intra-Group Loan made by a Treasury Borrower shall be made in accordance with the provisions of a Treasury Borrower Loan Agreement;

                  (viii) any Intra-Group Loan made by Debtco as lender may only be made to MGG as borrower and shall expressly provide that it is governed by German law;

        (c) loans to MGG Joint Ventures or Unconsolidated Subsidiaries of Newco 2 by members of the MGG Group which are made pursuant to binding arrangements which were existing prior to the Closing Date;

        (d) loans to an MGG Joint Venture or an Unconsolidated Subsidiary of Newco 2 by a member of the MGG Group which do not fall within paragraph (c) above or paragraph (g) below PROVIDED THAT the requirements of Clause 23.7 (JOINT VENTURES AND NON WHOLLY-OWNED SUBSIDIARIES) would be complied with;

        (e) loans constituting Permitted Indebtedness or guarantees or indemnities which would constitute Permitted Indebtedness or guarantees or indemnities in respect of Permitted Local Facilities;

        (f) loans to employees of the MGG Group and guarantees of loans to such employees PROVIDED THAT the aggregate principal amount of all such loans and guarantees does not exceed EUR10,000,000 (or its equivalent in other currencies) at any time;

        (g) MGG may make loans to Singapore SPV in order to satisfy its obligations pursuant to the provisions of section 4.2 (MAKING OF SHAREHOLDER LOANS) of the Singapore Separation Agreement PROVIDED THAT (i) such loans are repayable by Singapore SPV on the terms and conditions specified in the Singapore Separation Agreement and (ii) the aggregate amount of all such loans does not exceed at any time DM 180,000,000 (or its equivalent) less the Hoechst Closing Amount (as defined in section 4.5 of the Singapore Separation Agreement, being the amount confirmed under paragraph 3(e) of Part I of Schedule 2 (CONDITIONS PRECEDENT));

        (h) guarantees or indemnities given by members of the MGG Group in respect of indebtedness of MGG Joint Ventures or Unconsolidated Subsidiaries of Newco 2 which are made pursuant to binding arrangements which were existing prior to the Closing Date;

        (i) guarantees or indemnities given by members of the MGG Group in respect of indebtedness of MGG Joint Ventures or Unconsolidated Subsidiaries of Newco 2 which do not fall within paragraph (h) above provided that the requirements of Clause 23.7 (JOINT VENTURES AND NON WHOLLY-OWNED SUBSIDIARIES) would be complied with;

        (j) guarantees or indemnities given by a member of the MGG Group in respect of the indebtedness of another member of the MGG Group provided that no such guarantees or indemnities may be given by MGG or Debtco or a wholly-owned Subsidiary of MGG in respect of the indebtedness of a Non Wholly-Owned Subsidiary that is not an Obligor unless the requirements of Clause 23.7 (JOINT VENTURES AND NON WHOLLY-OWNED SUBSIDIARIES) would be complied with; and

        (k) the extension of credit by a member of the Group making a disposal of an asset to the purchaser of such asset PROVIDED THAT in the case of disposals made under paragraphs (h), (i) and (n) of the definition of Permitted Disposals such credit is permitted pursuant to paragraph (B) of the proviso at the end of the definition of Permitted Disposals.

        "PERMITTED LOCAL FACILITIES" means any bank facilities (other than facilities provided under the Finance Documents or the Mezzanine Finance Documents or any Direct Mezzanine Refinancing Facility) made available to members of the MGG Group (on normal commercial terms) PROVIDED THAT:
        (a) the aggregate indebtedness of all members of the MGG Group in respect of such bank facilities at no time exceeds EUR50,000,000 (or its equivalent in any other currency or currencies); and (b) no one such bank facility is capable of having more than EUR10,000,000 (or its equivalent in other currencies) outstanding at any one time.

        "PERMITTED SECURITY" means:

        (a) any Security entered into pursuant to any of the Finance Documents or the Mezzanine Finance Documents or any Direct Mezzanine Refinancing or any Permitted High Yield Security or any Permitted Exchange Notes Security;

        (b) any Security which was provided prior to the Closing Date by any member of the MGG Group PROVIDED THAT the principal amount of indebtedness secured by any such Security as at the Closing Date is not increased and the aggregate principal amount of indebtedness secured by all such Security after the first Loan has been made hereunder is not greater than EUR25,000,000 (or its equivalent in other currencies) subject to the proviso at the end of this definition;

        (c) any netting or set-off arrangement (or any Security over a credit balance in a bank account which is entered into in order to effect such an arrangement) entered into:

                  (i) by any member of the Group in the normal course of its banking arrangements; or

                  (ii) by any member of the MGG Group in relation to another member of the MGG Group in connection with any cash pooling or similar arrangements between such members of the MGG Group; or

                  (iii)    in the ordinary course of trade;

        (d) any netting or set-off arrangement under a Hedging Agreement where the obligations of other parties thereunder are calculated by reference to net exposure thereunder (but not any netting or set-off relating to such Hedging Agreement in respect of cash collateral or any other Security except as otherwise permitted under this Agreement);

        (e) any lien arising by operation of law and in the ordinary course of trading;

        (f) any Security over or affecting (or Quasi Security affecting) any asset acquired by a member of the Group after the date of this Agreement if:

                  (i) the Security or Quasi-Security was not created in contemplation of the acquisition of that asset by a member of the Group;

                  (ii) the principal amount secured has not been increased in contemplation of, or since the acquisition of that asset by a member of the Group; and

                  (iii) the Security or Quasi-Security is removed or discharged within three months of the date of acquisition of such asset;

        (g) any Security or Quasi-Security over or affecting any asset of any company which becomes a member of the Group after the date of this Agreement, where the Security or Quasi-Security is created prior to the date on which that company becomes a member of the Group, if:

                  (i) the Security or Quasi-Security was not created in contemplation of the acquisition of that company;

                  (ii) the principal amount secured has not increased in contemplation of or since the acquisition of that company; and

                  (iii) the Security or Quasi-Security is removed or discharged within three months of that company becoming a member of the Group;

        (h) any title transfer or retention of title arrangement entered into by any member of the Group in the normal course of its trading activities on the counterparty's standard or usual terms;

        (i) any lien in favour of a bank over goods and documents of title to goods arising in the ordinary course of documentary credit transactions entered into in the ordinary course of trade;

        (j) any Security arising under the general business conditions of any credit institution with whom any member of the Group maintains a banking relationship in the ordinary course of business;

        (k) any Security arising on rental deposits in connection with the occupation of leasehold premises in the ordinary course of business;

        (l) any Security arising by operation of law in favour of any government, state or local authority in respect of taxes, assessments or government charges which are being contested by the relevant member of the Group in good faith;

        (m) any Security or Quasi Security securing Permitted Local Facilities subject to the proviso at the end of this definition;

        (n) any Security provided by Messer Trinidad and Tobago Limited to International Finance Corporation ("IFC") securing amounts owing under the loan agreement dated 15 February 2000 made between Messer Trinidad and Tobago Limited and IFC;

        (o) any Security over a deposit in a bank account providing cash collateral in respect of any Existing Indebtedness or securing (directly or indirectly) any Financial Indebtedness falling within paragraph (f) of the definition of Permitted Indebtedness;

        (p) any Security or Quasi-Security arising under or in respect of any Finance Lease falling within paragraph (h) of the definition of Permitted Indebtedness;

        (q)       any Security or Quasi-Security not falling within paragraphs
                  (a) to (p) above securing indebtedness and/or other obligations the aggregate principal amount of which does not exceed EUR50,000,000 (or its equivalent in another currency or currencies) subject to the proviso at the end of this definition; and

        (r) any Security to which the Majority Lenders have given their prior written consent,

        PROVIDED THAT the Security or Quasi Security falling within paragraphs
        (b), (j), (m) and (q) above may not at any time after the first Loan is made hereunder secure indebtedness and/or other obligations (or, in the case of any Security falling under paragraph (j) above the value of the assets subject to such Security) the aggregate principal amount of which exceeds EUR75,000,000 (or its equivalent in other currencies).

        "PERMITTED TREASURY TRANSACTIONS" means:

        (a) the Treasury Transactions entered into in accordance with Clause 23.29 (HEDGING);

        (b) the Treasury Transactions, if any, which are foreign exchange transactions entered into with a Hedge Counterparty in connection with payments made or to be made by any Obligor in connection with the Acquisition; and

        (c) any other foreign exchange transactions for spot or forward delivery entered into in the ordinary course of business (and not for investment or speculative purposes) to hedge currency exposures (including, without limitation, currency exposure relating to Loans made in an Optional Currency) incurred by any member of the Group.

        "PREPAYMENT ESCROW ACCOUNT" means an interest bearing account held with the Agent (or such other financial institution reasonably acceptable to the Agent) in the name of any Obligor (and identified as a Prepayment Escrow Account), over which such Obligor has granted Security in favour of the Security Trustee or all of the Finance Parties and into which sums are deposited in accordance with Clause 9 (PREPAYMENT AND CANCELLATION) and may not be withdrawn by any member of the Group other than as provided by Clause 9 (PREPAYMENT AND CANCELLATION).

        "PREPAYMENT ORDER" means, in respect of any amount to be applied in repayment of any Term Disposal Facility Loans, Term A Facility Loans, Term B Euro Facility Loans, Term B Dollar Facility Loans, Term C Euro Facility Loans or Term C Dollar Facility Loans in accordance with Clause
        9.8 (APPLICATION OF PREPAYMENTS), the application of such amount as follows:

        (a) as to 50 per cent. of such amount, the application of such in satisfaction of the obligations under Clause 7.1 (REPAYMENT OF TERM DISPOSAL FACILITY LOANS), Clause 7.2 (REPAYMENT OF TERM A FACILITY LOANS), Clause 7.3 (REPAYMENT OF TERM B DOLLAR FACILITY LOANS), Clause 7.4 (REPAYMENT OF TERM B EURO FACILITY LOANS), Clause 7.5 (REPAYMENT OF TERM C EURO FACILITY LOANS) or, as the case may be, Clause 7.6 (REPAYMENT OF TERM C DOLLAR FACILITY LOANS) in inverse chronological order; and

        (b) as to the remaining 50 per cent. of such amount, the application of such in satisfaction of the obligations under Clause 7.1 (REPAYMENT OF TERM DISPOSAL FACILITY LOANS), Clause
                  7.2 (REPAYMENT OF TERM A FACILITY LOANS), Clause 7.3 (REPAYMENT OF TERM B DOLLAR FACILITY LOANS), Clause 7.4 (REPAYMENT OF TERM B EURO FACILITY LOANS), Clause 7.5 (REPAYMENT OF TERM C EURO FACILITY LOANS) or, as the case may be, Clause 7.6 (REPAYMENT OF TERM C DOLLAR FACILITY LOANS) pro rata across the Outstandings under each of the relevant Term Facilities.

        "PREPAYMENT PREMIUM" means an amount equal to:

        (a) in respect of a Prepayment Premium Loan (or part of a Prepayment Premium Loan) which either becomes immediately due and payable pursuant to the provisions of Clause 9.2 (CHANGE OF CONTROL) or Clause 9.3 (FLOTATION OR SALE) or which a Borrower voluntarily gives notice that it wishes to prepay, in each case on or before the day 12 Months after the Closing Date, 2 per cent. of the Base Currency Amount of the portion of that Prepayment Premium Loan which is to be prepaid; or

        (b) in respect of a Prepayment Premium Loan (or part of a Prepayment Premium Loan) which either becomes immediately due and payable pursuant to the provisions of Clause 9.2 (CHANGE OF CONTROL) or Clause 9.3 (FLOTATION OR SALE) or which a Borrower voluntarily gives notice that it wishes to prepay, in each case after the day 12 Months after the Closing Date but on or before the Prepayment Premium Date, 1 per cent. of the Base Currency Amount of the portion of that Prepayment Premium Loan which is to be prepaid.

        "PREPAYMENT PREMIUM DATE" means the day 24 Months after the Closing
        Date.

        "PREPAYMENT PREMIUM LOAN" means a Term B Euro Facility Loan, a Term B Dollar Facility Loan, a Term C Euro Facility Loan or a Term C Dollar Facility Loan.

        "PRIORITY LETTER" means any letter in the agreed form from an addressee of a Report which is not a party to the Intercreditor Deed and which is addressed to the Security Trustee on behalf of the Finance Parties and the Mezzanine Finance Parties relating to the priority of claims in respect of that Report.

        "QUASI SECURITY" means any of the transactions described in paragraph
        (b) of Clause 23.3 (NEGATIVE PLEDGE).

        "QUOTATION DAY" means, in relation to any period for which an interest rate is to be determined:

        (a)       (if the currency is sterling) the first day of that period;

        (b) (if the currency is euro) two TARGET Days before the first day of that period; or

        (c) (for any other currency) two Business Days before the first day of that period,

        unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days) PROVIDED THAT in the case of any Loan to which a one day interest period shall apply pursuant to paragraph (j) of Clause 11.4 (SELECTION OF INTEREST PERIODS AND TERMS) the Quotation Day shall be the first day of that period.

        "REFERENCE BANKS" means the principal London offices of The Chase Manhattan Bank, Bayerische Hypo-und Vereinsbank AG and The Royal Bank of Scotland plc or such other banks as may be appointed by the Agent with the approval of the Obligor's Agent (such approval not to be unreasonably withheld or delayed).

        "REFINANCING NOTES" means any High Yield Notes or any Exchange Notes.

        "REGISTER" has the meaning ascribed to it in Clause 25.1 (ASSIGNMENTS AND TRANSFERS BY THE LENDERS).

        "REGULATIONS T, U AND X" means, respectively, Regulations T, U and X of the Board of Governors of the Federal Reserve System of the United States (or any successor).

        "RELATED PARTY" means any of the following:

        (a)       an Affiliate of a specified person;

        (b) any other person directly or indirectly controlling or controlled by or under direct or indirect common control with that specified person, where "CONTROL" (and "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether by the ownership of shares, by agreement or otherwise;

        (c) a person who beneficially owns 5 per cent. or more of the issued share capital of a specified person.

        "RELEVANT DEBT RELIEF AMOUNT" means, at any time, the aggregate of:

        (a) Debt Relief Amounts at such time attributable to disposals under the Disposal Plan;

        (b) Debt Relief Amounts at such time attributable to disposals falling under paragraph (i) of the definition of Permitted Disposal;

        and a Debt Relief Amount will only be attributable to disposals referred to in paragraphs (a) or (b) above if in relation to the relevant disposal the Compliance Certificate accompanying the financial statements for the period in which such disposals were made is delivered pursuant to Clause 21.2 (COMPLIANCE CERTIFICATES) providing:

                  (i)      details as to the asset disposed of; and

                  (ii) confirming that it is a disposal under the Disposal Plan or falling within paragraph (i) of the definition of Permitted Disposals (as the case may be); and

                  (iii) confirming the Debt Relief Amount relating to that disposal together with reasonable details as to how this has been calculated.

        "RELEVANT GAAP" means:

        (a) with respect to Newco 2 on a consolidated basis and MGG, IAS or (subject to agreement being reached pursuant to the provisions of paragraph (d) of Clause 21.4 (REQUIREMENTS AS TO FINANCIAL STATEMENTS)), US GAAP; and

        (b) with respect to any other member of the Newco 2 Group (either alone or including its Subsidiaries), the generally accepted accounting principles and practices of its jurisdiction of incorporation.

        "RELEVANT INTERBANK MARKET" means in relation to euro, the European interbank market, and, in relation to any other currency, the London interbank market.

        "RELEVANT JURISDICTION" means, in respect of any person, the jurisdiction of the country in which such person is incorporated or, if it is not incorporated, its seat or principal place of business.

        "RELIANCE LETTER" means any letter in the agreed form from a provider of a Report and which is addressed to the Security Trustee (on behalf of the Finance Parties and the Mezzanine Finance Parties) or any Arranger on behalf of the Finance Parties and any Mezzanine Arranger on behalf of the Mezzanine Finance Parties or the relevant Finance Parties and the relevant Mezzanine Finance Parties and pursuant to which the provider of the Report agrees that the relevant Finance Parties and the relevant Mezzanine Finance Parties are entitled to rely on such Report subject to and on the terms set out therein.

        "REPAYMENT INSTALMENT" means a Term Disposal Facility Repayment Instalment, a Term A Facility Repayment Instalment, a Term B Euro Facility Repayment Instalment, a Term B Dollar Facility Repayment Instalment, a Term C Euro Facility Repayment Instalment or a Term C Dollar Facility Repayment Instalment.

        "REPEATING REPRESENTATIONS" means each of the representations set out in Clauses 20.4 (STATUS) to 20.11 (NO DEFAULT) (inclusive), paragraph (d) of Clause 20.12 (NO MISLEADING INFORMATION), Clause 20.13 (FINANCIAL STATEMENTS), Clause 20.14 (FINANCIAL YEAR END), Clauses 20.15 (PARI PASSU RANKING) to 20.23 (GOOD TITLE TO ASSETS) (inclusive) and Clauses
        20.27 (GROUP STRUCTURE) to Clause 20.36 (INVESTMENT COMPANIES) (inclusive).

        "REPORTS" means:

        (a)       the Legal Reports;

        (b) the long form accountants' report on the MGG Group, in the agreed form, prepared by KPMG Deutsche Treuhand-Gesellschaft AG which includes the following sections:

                  (i)      the Group Financials Report;

                  (ii)     the Country Reports;

                  (iii)    the Pensions Reports;

                  (iv)     the IT Report;

                  (v)      the Tax Report;

                  (vi)     the Cost Analysis;

                  (vii)    the Net Debt Report;

                  (viii) the 2000 Outturn Report to be provided pursuant to (and as defined in) parargraph (b) of Clause 23.37 (CONDITIONS SUBSEQUENT); and

                  (ix) the Projections Report to be provided pursuant to (and as defined in) parargraph (b) of Clause 23.37 (CONDITIONS SUBSEQUENT);

        (c) the market report on the MGG Group, in the agreed form, prepared by CryoGas Consulting Limited;

        (d) the environmental report on the MGG Group, in the agreed form, prepared by Dames & Moore GmbH & Co. KG;

        (e) the insurance report on the MGG Group, in the agreed form, dated September 2000 prepared by Marsh GmbH;

        (f)       the Consultants Report; and

        (g)       the KPMG Business Plan Audit;

        "RESERVATIONS" means any reservations as to matters of law which are referred to in any legal opinion delivered to the Agent pursuant to, in respect of the Company and Newco 2, Clause 4 (CONDITIONS OF UTILISATION) or, in respect of any Additional Obligor, Clause 26 (CHANGES TO THE OBLIGORS).

        "RESIGNATION LETTER" means a letter substantially in the form set out in
        Schedule 7 (FORM OF RESIGNATION LETTER).

        "RESTRUCTURING EXPENSES" means costs and expenses relating to the Restructuring Programme which do not exceed in aggregate EUR100,000,000 or its equivalent in other currencies.

        "RESTRUCTURING PROGRAMME" means the restructuring programme intended to be implemented by the MGG Group after the Closing Date as set out in
        Schedule 9 (RESTRUCTURING PROGRAMME).

        "REVOLVING FACILITY" means the Revolving Facility I or the Revolving Facility II.

        "REVOLVING FACILITY LOAN" means a Revolving Facility I Loan or a Revolving Facility II Loan.

        "REVOLVING FACILITY I" means the revolving loan, letter of credit and bank guarantee facility made available under this Agreement as described in paragraph (g) of Clause 2.1 (THE FACILITIES).

        "REVOLVING FACILITY I COMMITMENT" means:

        (a) in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Revolving Facility I Commitment" in Part II of Schedule 1 (THE CLOSING PARTIES) and the amount of any other Revolving Facility I Commitment transferred to it under this Agreement; and

        (b) in relation to any other Lender, the amount in the Base Currency of any Revolving Facility I Commitment transferred to it under this Agreement,

        to the extent not cancelled, reduced or transferred by it under this Agreement.

        "REVOLVING FACILITY I LOAN" means a loan made or to be made under the Revolving Facility I or the principal amount outstanding for the time being of that loan.

        "REVOLVING I OUTSTANDINGS" means at any time, the aggregate of the Base Currency Amounts of the outstanding Revolving Facility I Loans and the amount of the maximum actual and contingent liabilities of the Lenders in respect of each outstanding Letter of Credit and Bank Guarantee issued under Revolving Facility I.

        "REVOLVING FACILITY II" means the revolving loan, letter of credit and bank guarantee facility made available under this Agreement as described in paragraph (h) of Clause 2.1 (THE FACILITIES).

        "REVOLVING FACILITY II COMMITMENT" means:

        (a) in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Revolving Facility II Commitment" in Part II of Schedule 1 (THE CLOSING PARTIES) and the amount of any other Revolving Facility II Commitment transferred to it under this Agreement; and

        (b) in relation to any other Lender, the amount in the Base Currency of any Revolving Facility II Commitment transferred to it under this Agreement,

        to the extent not cancelled, reduced or transferred by it under this Agreement.

        "REVOLVING FACILITY II LOAN" means a loan made or to be made under the Revolving Facility II or the principal amount outstanding for the time being of that loan.

        "REVOLVING II OUTSTANDINGS" means at any time, the aggregate of the Base Currency Amounts of the outstanding Revolving Facility II Loans and the amount of the maximum actual and contingent liabilities of the Lenders in respect of each outstanding Letter of Credit and Bank Guarantee issued under Revolving Facility II.

        "ROLLOVER LOAN" means one or more Revolving Facility Loans made under the same Revolving Facility:

        (a) made or to be made on the same day that (i) a maturing Revolving Facility Loan under that same Revolving Facility is due to be repaid or (ii) a demand in respect of either a Letter of Credit or a Bank Guarantee under that same Revolving Facility is due to be met;

        (b) the aggregate amount of which is equal to or less than the maturing Revolving Facility Loan or, as the case may be, Letter of Credit or Bank Guarantee due to be met;

        (c) in the same currency as the maturing Revolving Facility Loan (unless it arose as a result of the operation of Clause 6.2 (UNAVAILABILITY OF A CURRENCY)), Letter of Credit or Bank Guarantee; and

        (d)       made or to be made for the purpose of:

                  (i) refinancing a maturing Revolving Facility Loan under that same Revolving Facility; or

                  (ii)     satisfying any demand made by the Agent under Clause
                           8.1 (DEMANDS UNDER LETTERS OF CREDIT AND BANK GUARANTEES) pursuant to a drawing under a Letter of Credit or claim under a Bank Guarantee issued under that same Revolving Facility.

        "SALE" means a sale or disposal (whether in a single transaction or a series of related transactions) of all or substantially all of the shares and/or assets of the Group PROVIDED THAT the disposal of 66 2/3% of the shares in Newco 2 to Hoechst Newco 3 as a result of, and on the terms of, the transactions expressly contemplated in the Business Combination Agreement shall be deemed not to be a Sale.

        "SCREEN RATE" means:

        (a) in relation to LIBOR, the British Bankers' Association Interest Settlement Rate for the relevant currency and period; and

        (b) in relation to EURIBOR, the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period,

        displayed on the appropriate page of the Telerate screen. If the agreed page is replaced or service ceases to be available, the Agent may specify another page or service displaying the appropriate rate after consultation with the Obligor's Agent and the Lenders.

        "SECURITY" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

        "SECURITY DOCUMENTS" means:

        (a)       each security document referred to in paragraph 5 of Part I of
                  Schedule 2 (CONDITIONS PRECEDENT); and

        (b) any other document entered into by any member of the Group creating or evidencing Security for all or any part of the obligations of the Obligors or any of them under any of the Finance Documents or the Mezzanine Finance Documents or the Direct Mezzanine Refinancing Facility.

        "SECURITY PARTY" has the meaning given to it in Clause 23.30 (GUARANTOR GROUP AND SECURITY COVERAGE).

        "SELECTION NOTICE" means a notice substantially in the form set out in
        Part II of Schedule 3 (REQUESTS) given in accordance with Clause 11 (INTEREST PERIODS AND TERMS) or Clause 6.1 (SELECTION OF CURRENCY) in relation to a Term Facility.

        "SHAREHOLDERS' AGREEMENT" means the agreement dated 31 December 2000 between the Initial Sponsors and MIG (as amended by an amendment agreement made on or prior to the Closing Date in the agreed form), setting out the terms of the Initial Sponsors' and MIG's rights and obligations in respect of their shareholdings in the Company.

        "SINGAPORE SPV" means DIOGENES Neunzehnte Vermogensverwaltungs GmbH, a newly incorporated limited liability company in which pursuant to the terms of the Singapore

        Separation Agreement MGG will be a shareholder and which will hold the interest in Messer Singapore and Syngas currently held by MGG.

        "SINGAPORE SEPARATION AGREEMENT" means the formation, funding and shareholders agreement in the agreed form made on or about the date hereof between, amongst others, MGG, the Vendor, MIG, Singapore SPV, the Company and Aventis in relation to (amongst other things) the sale by MGG to Singapore SPV of all of MGG's shares in Syngas and Messer Singapore.

        "SYNGAS" means Singapore Syngas Pte. Limited, a company incorporated in Singapore which at the date hereof is an MGG Joint Venture.

        "SPECIFIED TIME" means a time determined in accordance with Schedule 10 (TIMETABLES).

        "SUBORDINATION AGREEMENT" means:

        (a)       any High Yield Subordination Agreement;

        (b)       any Newco 2 Loan Subordination Agreement;

        (c)       the China Subordination Agreement;

        (d) any subordination agreement subordinating Financial Indebtedness referred to in paragraph (d) of the definition of Permitted Indebtedness; and

        (e)       any Exchange Notes Subordination Agreement.

        "SUBSIDIARY" means, in relation to any company or corporation, a company or corporation:

        (a) which is controlled, directly or indirectly, by the first mentioned company or corporation;

        (b) more than half the issued share capital of which is beneficially owned, directly or indirectly by the first mentioned company or corporation; or

        (c) which is a Subsidiary of another Subsidiary of the first mentioned company or corporation,

        and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its management and policies and/or to control the composition of its board of directors or equivalent body.

        "SYNDICATION DATES" means:

        (a) the date notified by the Bookrunners to the Obligor's Agent at least five Business Days prior to such date as the day on which primary syndication of the Facilities is to be completed; and

        (b) the date notified by the Bookrunners to the Obligor's Agent at least five Business Days prior to such date as the day on which general syndication of the Facilities is to be completed, each such date being one on which one or more financial institutions become Parties to this Agreement as Lenders as part of such syndication PROVIDED THAT each Syndication Date shall not be more than 6 Months after the Closing Date.

        "SYNDICATION LETTER" means the letter from the Arrangers to MGG, Allianz Capital Partners GmbH and Goldman Sachs Capital Partners 2000, L.P. dated on or about the date hereof headed "Senior Syndication Letter".

        "TARGET" means Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

        "TARGET DAY" means any day on which TARGET is open for the settlement of payments in euro.

        "TAX" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

        "TAXES ACT" means the Income and Corporation Taxes Act 1988.

        "TERM" means, in relation to any Letter of Credit or Bank Guarantee, the period from its Utilisation Date until its Expiry Date.

        "TERM DISPOSAL FACILITY" means the term loan facility made available under this Agreement as described in paragraph (a) of Clause 2.1 (THE FACILITIES).

        "TERM DISPOSAL FACILITY COMMITMENT" means:

        (a) in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Term Disposal Facility Commitment" in Part II of Schedule 1 (THE CLOSING PARTIES) and the amount of any other Term Disposal Facility Commitment transferred to it under this Agreement; and

        (b) in relation to any other Lender, the amount in the Base Currency of any Term Disposal Facility Commitment transferred to it under this Agreement,

        to the extent not cancelled, reduced or transferred by it under this Agreement.

        "TERM DISPOSAL FACILITY LOAN" means a loan made or to be made under the Term Disposal Facility or the principal amount outstanding for the time being of that loan.

        "TERM DISPOSAL FACILITY REPAYMENT DATE" means the date falling 24 Months after the Closing Date.

        "TERM FACILITIES" means the Term Disposal Facility and the Term Refinancing Facilities.

        "TERM FACILITY LOAN" means a Term Disposal Facility Loan, a Term A Facility Loan, a Term B Euro Facility Loan, a Term B Dollar Facility Loan, a Term C Euro Facility Loan or a Term C Dollar Facility Loan.

        "TERM REFINANCING FACILITIES" means the Term A Facility, the Term B Euro Facility, the Term B Dollar Facility, the Term C Euro Facility and the Term C Dollar Facility.

        "TERM REFINANCING FACILITY LOAN" means any Term Facility Loan other than a Term Disposal Facility Loan.

        "TERM A FACILITY" means the term loan facility made available under this Agreement as described in paragraph (b) of Clause 2.1 (THE FACILITIES).

        "TERM A FACILITY COMMITMENT" means:

        (a) in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading "Term A Facility Commitment" in Part II of Schedule 1 (THE CLOSING PARTIES) and the amount of any other Term A Facility Commitment transferred to it under this Agreement; and

        (b) in relation to any other Lender, the amount in the Base Currency of any Term A Facility Commitment transferred to it under this Agreement,

        to the extent not cancelled, reduced or transferred by it under this Agreement.

        "TERM A FACILITY LOAN" means a loan made or to be made under the Term A Facility or the principal amount outstanding for the time being of that loan.

        "TERM A FACILITY REPAYMENT DATE" means each of the dates specified in the table set out in paragraph (a) of Clause 7.2 (REPAYMENT OF TERM A FACILITY LOANS) as a Repayment Date, but if any such date is not a Business Day, then that Repayment Date shall be deemed to be the immediately succeeding Business Day (if that succeeding Business Day falls in the same calendar month) or (if it does not) the immediately preceding Business Day.

        "TERM A FACILITY REPAYMENT INSTALMENT" means each instalment for repayment of the Term A Facility Loans referred to in Clause 7.2 (REPAYMENT OF TERM A FACILITY LOANS).

        "TERM B DOLLAR FACILITY" means the term loan facility made available under this Agreement as described in paragraph (c) of Clause 2.1 (THE FACILITIES).

        "TERM B DOLLAR FACILITY COMMITMENT" means:

        (a) in relation to an Original Lender, the amount in dollars set opposite its name under the heading "Term B Dollar Facility Commitment" in Part II of Schedule 1 (THE CLOSING PARTIES) and the amount of any other Term B Dollar Facility Commitment transferred to it under this Agreement; and

        (b) in relation to any other Lender, the amount in dollars of any Term B Dollar Facility Commitment transferred to it under this Agreement,

        to the extent not cancelled, reduced or transferred by it under this Agreement.

        "TERM B DOLLAR FACILITY LOAN" means a loan made or to be made under the Term B Dollar Facility or the principal amount outstanding for the time being of that loan.

        "TERM B DOLLAR FACILITY REPAYMENT INSTALMENT" means each instalment for repayment of the Term B Dollar Facility Loans referred to in Clause 7.3 (REPAYMENT OF TERM B DOLLAR FACILITY LOANS).

        "TERM B EURO FACILITY" means the term loan facility made available under this Agreement as described in paragraph (d) of Clause 2.1 (THE FACILITIES).

        "TERM B EURO FACILITY COMMITMENT" means:

        (a) in relation to an Original Lender, the amount in euros set opposite its name under the heading "Term B Euro Facility Commitment" in Part II of Schedule 1 (THE CLOSING PARTIES) and the amount of any other Term B Euro Facility Commitment transferred to it under this Agreement; and

        (b) in relation to any other Lender, the amount in euros of any Term B Euro Facility Commitment transferred to it under this Agreement,

        to the extent not cancelled, reduced or transferred by it under this Agreement.

        "TERM B EURO FACILITY LOAN" means a loan made or to be made under the Term B Euro Facility or the principal amount outstanding for the time being of that loan.

        "TERM B EURO FACILITY REPAYMENT INSTALMENT" means each instalment for repayment of the Term B Euro Facility Loans referred to in Clause 7.4 (REPAYMENT OF TERM B EURO FACILITY LOANS).

        "TERM B FACILITIES" means the Term B Dollar Facility and the Term B Euro Facility.

        "TERM B FACILITY REPAYMENT DATE" means each of the days which are 90 and 96 Months after the Base Date.

        "TERM C DOLLAR FACILITY" means the dollar term loan facility made available under this Agreement as described in paragraph (f) of Clause
        2.1 (THE FACILITIES).

        "TERM C DOLLAR FACILITY COMMITMENT" means:

        (a) in relation to an Original Lender, the amount in dollars set opposite its name under the heading "Term C Dollar Facility Commitment" in Part II of Schedule 1 (THE CLOSING PARTIES) and the amount of any other Term C Dollar Facility Commitment transferred to it under this Agreement; and

        (b) in relation to any other Lender, the amount in dollars of any Term C Dollar Facility Commitment transferred to it under this Agreement,

        to the extent not cancelled, reduced or transferred by it under this Agreement.

        "TERM C DOLLAR FACILITY LOAN" means a loan made or to be made under the Term C Dollar Facility or the principal amount outstanding for the time being of that loan.

        "TERM C DOLLAR FACILITY REPAYMENT INSTALMENT" means each instalment for repayment of the Term C Dollar Facility Loans referred to in Clause 7.6 (REPAYMENT OF TERM C DOLLAR FACILITY LOANS).

        "TERM C EURO FACILITY" means the term loan facility made available under this Agreement as described in paragraph (e) of Clause 2.1 (THE FACILITIES).

        "TERM C EURO FACILITY COMMITMENT" means:

        (a) in relation to an Original Lender, the amount in euros set opposite its name under the heading "Term C Euro Facility Commitment" in Part II of Schedule 1 (THE CLOSING PARTIES) and the amount of any other Term C Euro Facility Commitment transferred to it under this Agreement; and

        (b) in relation to any other Lender, the amount in euros of any Term C Euro Facility Commitment transferred to it under this Agreement,

        to the extent not cancelled, reduced or transferred by it under this Agreement.

        "TERM C EURO FACILITY LOAN" means a loan made or to be made under the Term C Euro Facility or the principal amount outstanding for the time being of that loan.

        "TERM C EURO FACILITY REPAYMENT INSTALMENT" means each instalment for repayment of the Term C Euro Facility Loans referred to in Clause 7.5 (REPAYMENT OF TERM C EURO FACILITY LOANS).

        "TERM C FACILITIES" means the Term C Euro Facility and the Term C Dollar Facility.

        "TERM C FACILITY REPAYMENT DATE" means each of the days which are 102 and 108 Months after the Base Date.

        "TERMINATION DATE" means:

        (a) in relation to the Term Disposal Facility, the day which is 24 Months after the Closing Date;

        (b) in relation to the Term A Facility, the day which is 84 Months after the Base Date;

        (c) in relation to the Term B Dollar Facility, the day which is 96 Months after the Base Date;

        (d) in relation to the Term C Euro Facility and the Term C Dollar Facility, the Final Maturity Date;

        (e) in relation to each Revolving Facility, the day which is 84 Months after the Base Date.

        "TOTAL COMMITMENTS" means the aggregate of the Total Term Disposal Facility Commitments, the Total Term A Facility Commitments, the Total Term B Euro Facility Commitments, the Total Term B Dollar Facility Commitments, the Total Term C Euro Facility Commitments, the Total Term C Dollar Facility Commitments, the Total Revolving Facility I Commitments and the Total Revolving Facility II Commitments, being the aggregate of EUR1,050,000,000 and $540,000,000 at the date of this Agreement.

        "TOTAL DEBT RELIEF AMOUNT" means, at any time, the aggregate of all Debt Relief Amounts at such time in relation to all Permitted Disposals made after the date of this Agreement up to such time.

        "TOTAL NON-INDEMNIFIED UNCONSOLIDATED DEBT" means, at any time, the aggregate amount (without double counting) of Unconsolidated Debt at that time which is not Indemnified Unconsolidated Debt at such time.

        "TOTAL REVOLVING FACILITY I COMMITMENTS" means the aggregate of the Revolving Facility I Commitments, being EUR260,000,000 at the date of this Agreement.

        "TOTAL REVOLVING FACILITY II COMMITMENTS" means the aggregate of the Revolving Facility II Commitments, being EUR50,000,000 at the date of this Agreement.

        "TOTAL TERM DISPOSAL FACILITY COMMITMENTS" means the aggregate of the Term Disposal Facility Commitments, being $225,000,000 at the date of this Agreement.

        "TOTAL TERM A FACILITY COMMITMENTS" means the aggregate of the Term A Facility Commitments, being EUR400,000,000 at the date of this Agreement.

        "TOTAL TERM B DOLLAR FACILITY COMMITMENTS" means the aggregate of the Term B Dollar Facility Commitments, being $153,000,000 at the date of this Agreement.

        "TOTAL TERM B EURO FACILITY COMMITMENTS" means the aggregate of Term B Euro Facility Commitments, being EUR170,000,000 at the date of this Agreement.

        "TOTAL TERM C DOLLAR FACILITY COMMITMENTS" means the aggregate of the Term C Dollar Facility Commitments, being $162,000,000 at the date of this Agreement.

        "TOTAL TERM C EURO FACILITY COMMITMENTS" means the aggregate of the Term C Euro Facility Commitments, being EUR170,000,000 at the date of this Agreement.

        "TRANSACTION DOCUMENTS" means the Acquisition Documents, the Finance Documents, the Mezzanine Finance Documents, the High Yield Documents any documents relating to the Direct Mezzanine Refinancing and any Exchange Notes Documents.

        "TRANSACTION SECURITY" means the security from time to time constituted by or pursuant to the Security Documents.

        "TRANSFER CERTIFICATE" means a certificate substantially in one of the forms set out in Part I or Part II of Schedule 5 (FORM OF TRANSFER CERTIFICATES) or any other form agreed between the Agent and the Obligor's Agent.

        "TRANSFER DATE" means, in relation to a transfer, the later of:

        (a)       the proposed Transfer Date specified in the Transfer
                  Certificate; and

        (b) the date on which the Agent executes the Transfer Certificate and the transfer is recorded by the Agent in the Register.

        "TREASURY BORROWER" means Messer Finance S.A. and any other entity identified by the Obligor's Agent as a Treasury Borrower prior to the first Utilisation under this Agreement, such company to be a newly incorporated member of the MGG Group which is incorporated with limited liability in The Netherlands or Luxembourg and is formed to be a finance company (and not a trading company) performing (along with MGG or, as the case may be,

        Debtco) the treasury function for the MGG Group PROVIDED THAT there shall not be more than two Treasury Borrowers.

        "TREASURY BORROWER LOAN AGREEMENT" means a loan agreement entered into by a Treasury Borrower as lender with a member of the MGG Group in one of the agreed forms.

        "TREASURY TRANSACTION" means any currency or interest purchase, cap or collar agreement, forward rate agreements, interest rate or currency future or option contract, foreign exchange or currency purchase or sale agreement, interest rate swap, currency swap or combined interest rate and currency swap agreement and any other similar agreement.

        "UNCONSOLIDATED DEBT" means any Financial Indebtedness of any member of the MGG Group under any guarantee or indemnity given by any member of the MGG Group in respect of Financial Indebtedness of a person who is not a member of the MGG Group.

        "UNCONSOLIDATED SUBSIDIARY" means, in relation to a company or corporation, a Subsidiary of such company or corporation which is not a Consolidated Subsidiary.

        "UNPAID SUM" means any sum due and payable but unpaid by an Obligor under the Finance Documents.

        "US BORROWER" means a Borrower whose jurisdiction of incorporation is a state of the United States of America or the District of Columbia.

        "US GAAP" means generally accepted accounting principles and practices in the United States of America.

        "US GROUP MEMBER" means any member of the Group whose Relevant Jurisdiction is the United States of America (or any state thereof) or the District of Columbia.

        "US GUARANTOR" means a Guarantor whose Relevant Jurisdiction is a state of the United States of America or the District of Columbia.

        "UTILISATION" means a utilisation of a Facility by way of Loan or (in the case of a Revolving Facility) Letter of Credit or Bank Guarantee.

        "UTILISATION DATE" means the date of a Utilisation, being the date on which the relevant Loan is to be made or the relevant Letter of Credit or Bank Guarantee issued.

        "UTILISATION REQUEST" means a notice substantially in the form set out in Part I of Schedule 3 (REQUESTS).

        "VAT" means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

        "VENDOR" means Hoechst AG.

        "VENDOR MGG SHARES" means the shares representing two thirds of the nominal value of the issued share capital of MGG, held by the Vendor at the date of this Agreement.

1.2     CONSTRUCTION
        (a) Unless a contrary indication appears a reference in this Agreement to:

                  (i) the "AGENT", an "ARRANGER", the "SECURITY TRUSTEE", any "HEDGE COUNTERPARTY", any "FRONTING BANK" or any "LENDER" or any other person shall be construed so as to include it and any subsequent successors and permitted transferees and assigns in accordance with their respective interests;

                  (ii) a document being in the "AGREED FORM" is a reference to a document which is either initialled as such (or agreed in writing as such) on or before the Closing Date for the purposes of identification by or on behalf of the Obligor's Agent and the Arrangers or Agent or is executed on or before the date of this Agreement by any of the Obligors and the Arrangers or Agent or, if not so executed or initialled (or so agreed in writing), is in form and substance reasonably satisfactory to the Agent;

                  (iii) "ASSETS" includes present and future properties, revenues and rights of every description;

                  (iv) the "EUROPEAN INTERBANK MARKET" means the interbank market for euro operating in Participating Member States;

                  (v) a "FINANCE DOCUMENT" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated;

                  (vi) "INDEBTEDNESS" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

                  (vii) a Lender's "PARTICIPATION", in relation to a Letter of Credit or Bank Guarantee, shall be construed as a reference to the rights and obligations of that Lender in relation to that Letter of Credit or Bank Guarantee as are expressly set out in this Agreement;

                  (viii) a "PERSON" includes any person, firm, company, corporation, government, state or agency of a state or any association, trust, fund or other entity or partnership (whether or not having separate legal personality) of two or more of the foregoing;

                  (ix) a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

                  (x) a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation more than 85% of the voting and issued share capital of which is beneficially owned, directly or indirectly, by the first-mentioned company or corporation;

                  (xi) a provision of law is a reference to that provision as amended or re-enacted; and

                  (xii)    a time of day is a reference to London time.

        (b) Section, Clause and Schedule headings are for ease of reference only.

        (c) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

        (d) A Default (other than an Event of Default) is "CONTINUING" if it has not been remedied or waived and an Event of Default is "CONTINUING" if it has not been remedied or waived.

        (e) A Utilisation is requested by a Borrower if that Borrower requests such Utilisation itself or the Obligor's Agent requests such Utilisation expressly on behalf of that Borrower.

1.3     CURRENCY SYMBOLS AND DEFINITIONS
        "$" and "DOLLARS" denote lawful currency of the United States of America, "(POUND)" and "STERLING" denotes lawful currency of the United Kingdom, "EUR" and "EURO" means the single currency unit of the Participating Member States, "DM" means the national currency unit of Germany as at the date of this Agreement and "SWISS FRANCS" denote lawful currency of Switzerland.

1.4     THIRD PARTY RIGHTS
        (a) Except as expressly provided in a Finance Document, the terms of a Finance Document may be enforced only by a party to it and the operation of the Contracts (Rights of Third Parties) Act 1999 is excluded.

        (b) Notwithstanding any provision of any Finance Document, the Parties to a Finance Document do not require the consent of any third party to rescind or vary any Finance Document at any time.

                                    SECTION 2

                                 THE FACILITIES


2.      THE FACILITIES

2.1     THE FACILITIES
        Subject to the terms of this Agreement, the Lenders make available the Facilities referred to below to the Borrowers specified below in relation to each such Facility:

        (a) (to MGG, Messer Griesheim Industries, Inc., any Treasury Borrower and, during the Debtco Structure Period, Debtco) a multicurrency term loan disposal facility in an aggregate amount equal to the Total Term Disposal Facility Commitments;

        (b) (to MGG and any Treasury Borrower and, during the Debtco Structure Period, Debtco) a multicurrency term loan refinancing facility in an aggregate amount equal to the Total Term A Facility Commitments;

        (c) (to Messer Griesheim Industries, Inc.) a dollar term loan refinancing facility in an aggregate amount equal to the Total Term B Dollar Facility Commitments;

        (d) (to MGG and any Treasury Borrower and, during the Debtco Structure Period, Debtco) a euro term refinancing facility in an aggregate amount equal to the Total Term B Euro Facility Commitments;

        (e) (to MGG and any Treasury Borrower and, during the Debtco Structure Period, Debtco) a euro term loan refinancing facility in an aggregate amount equal to the Total Term C Euro Facility Commitments;

        (f) (to Messer Griesheim Industries, Inc.) a dollar term loan refinancing facility in an aggregate amount equal to the Total Term C Dollar Facility Commitments;

        (g) (to all of the Borrowers) a multicurrency revolving loan, letter of credit and guarantee facility in an aggregate amount equal to the Total Revolving Facility I Commitments; and

        (h) (to all of the Borrowers other than any US Borrower) a multicurrency revolving loan, letter of credit and guarantee facility in an aggregate amount equal to the Total Revolving Facility II Commitments.

2.2     LENDERS' AND FRONTING BANKS' RIGHTS AND OBLIGATIONS

        (a) The obligations of each Lender and each Fronting Bank under the Finance Documents are several. Failure by a Lender or a Fronting Bank to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

        (b) The rights of each Lender and each Fronting Bank under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Lender or a Fronting Bank from an Obligor shall be a separate and independent debt.

        (c) A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

3.      PURPOSE

3.1     PURPOSE
        (a) Each Borrower shall apply all amounts borrowed by it under the Term Facilities either towards the refinancing of Existing Indebtedness and the payment of the fees payable pursuant to the terms of any Fee Letters and other expenses payable in connection with the Finance Documents and the Mezzanine Finance Documents or towards the making of Intra-Group Loans the proceeds of which are to be applied to refinance Existing Indebtedness or (during the period when the Term Facilities have not been drawn or cancelled in full) towards the general working capital requirements of the MGG Group provided that the aggregate of the Base Currency Amounts of all Loans under the Term Facilities used for such general working capital purposes shall not exceed EUR 100,000,000. Amounts borrowed by Messer Griesheim Industries, Inc. ("MGI") on the Closing Date may be held initially in a specifically identified account of MGI at The Chase Manhattan Bank and amounts borrowed by Messer Finance S.A. on the Closing Date may be held initially in an account of Messer Finance S.A. which is secured in favour of the Finance Parties under a Security Document, in each case pending application within 5 Business Days of the Closing Date for the purposes specified in the first sentence of this paragraph (a). The Deemed Loan referred to in paragraph (d) of Clause 9.11 (VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS) shall be used to prepay the Term Disposal Facility in the manner referred to in such paragraph (d).

        (b) Each Borrower shall apply all amounts borrowed by it and all Letters of Credit and Bank Guarantees issued at its request under Revolving Facility I towards the general corporate purposes of the MGG Group.

        (c) Each Borrower shall apply all amounts borrowed by it and all Letters of Credit and Bank Guarantees issued at its request under Revolving Facility II to finance or refinance Non-Indemnified Unconsolidated Debt PROVIDED THAT a Borrower shall be entitled to apply amounts borrowed by it and Letters of Credit and Bank Guarantees issued at its request under Revolving Facility II towards the general working capital requirements of the MGG Group if the following conditions are satisfied at the time of the first such application in relation to any part of Revolving Facility II:

                  (i) the Agent has received 5 Business Days prior to such time written confirmation from the Obligor's Agent (together with relevant supporting evidence) that the Total Non-Indemnified Unconsolidated Debt has been permanently reduced (by reason of the expiry of a guarantee or indemnity given by a member of the MGG Group which is not to be renewed or as a result of the disposal of the MGG Group's interest in a Joint Venture or Unconsolidated Subsidiary or payment of a sum under such a guarantee or indemnity by a member of the MGG Group or otherwise but not by reason of a payment from the proceeds of a Revolving Facility II Loan or under a Letter of Credit or Bank Guarantee issued under Revolving Facility II) by a specified amount; and

                  (ii) the reduction of Total Non-Indemnified Unconsolidated Debt referred to in paragraph (i) above has not been used to permit any previous such application and the aggregate amount of (A) the amount to be borrowed and
                           (B) the face amount of such Guarantee or Letter of Credit to be issued which are to be so applied is equal to or less than the total amount of such reduction.

3.2     MONITORING
        No Finance Party is bound to monitor or verify the application of any amount borrowed or Bank Guarantee or Letter of Credit issued pursuant to this Agreement.


4.      CONDITIONS OF UTILISATION

4.1     INITIAL CONDITIONS PRECEDENT
        No Borrower may deliver a Utilisation Request unless the Agent has received all of the documents and other evidence listed in Part I of
        Schedule 2 (CONDITIONS PRECEDENT) in form and substance satisfactory to the Agent (acting reasonably). The Agent shall notify the Obligor's Agent and the Lenders promptly upon being so satisfied.

4.2     FURTHER CONDITIONS PRECEDENT
        (a) In the case of any Closing Utilisation, the Lenders and the relevant Fronting Bank will only be obliged to comply with Clause 5.4 (LENDERS' AND FRONTING BANKS' PARTICIPATION) if on the date of the Utilisation Request and on the proposed Utilisation Date:

                  (i) no Closing Event of Default iS continuing or would result from the proposed Closing Utilisation; and

                  (ii) the Acquisition Closing Conditions were satisfied on the Closing Date without being partially or entirely waived by the Company or MGG or, notwithstanding the Acquisition Closing Conditions not having been so satisfied without being partially or entirely waived by the Company or MGG (except in accordance with Clause 23.24 (AMENDMENTS)), the Company is obliged pursuant to the terms of the Business Combination Agreement to consummate the MGG Acquisition on the Closing Date;

                  (iii) the Closing Representations to be made or deemed to be made by the Obligor's Agent and each Obligor which is then a Party are true in all material respects.

        (b) In the case of any Utilisation (other than a Closing Utilisation), the Lenders and the relevant Fronting Bank will only be obliged to comply with Clause 5.4 (LENDERS' AND FRONTING BANKS' PARTICIPATION) if on the date of the Utilisation Request and on the proposed Utilisation Date:

                  (i) in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Rollover Loan and, in the case of any other Loan, a Letter of Credit or a Bank Guarantee, no Default iS continuing or would result from the proposed Loan, Letter of Credit or Bank Guarantee; and

                  (ii) the Repeating Representations to be made or deemed to be made by the Obligor's Agent and each Obligor which is then a Party are true in all material respects.

        (c)       The Lenders will only be obliged to comply with paragraph
                  (a)(iv) of Clause 6.3 (CHANGE OF CURRENCY) if, on the first day of an Interest Period, no Default is continuing or would result from the change of currency and the Repeating Representations to be made by each Obligor are true in all material respects.

        (d) In relation to a proposed Letter of Credit or Bank Guarantee, the relevant Fronting Bank will only be obliged to comply with Clause 5.5 (COMPLETION OF LETTERS OF CREDIT) if the relevant Fronting Bank and the Agent have approved the terms of the Letter of Credit or Bank Guarantee (which, unless the Agent otherwise agrees in writing, shall be substantially in the form set out in Schedule 11 (FORM OF BANK GUARANTEE) or
                  Schedule 12 (FORM OF LETTER OF CREDIT)).

4.3     CONDITIONS RELATING TO OPTIONAL CURRENCIES AND THE EURO UNIT

        (a) A currency will constitute an Optional Currency in relation to a Loan, Letter of Credit or Bank Guarantee if:

                  (i) it is readily available in the amount required and freely convertible into the Base Currency in the Relevant Interbank Market on the Quotation Day and the Utilisation Date for that Loan, Letter of Credit or Bank Guarantee; and

                  (ii) it is dollars or sterling or Swiss Francs or euro or has been approved by the Agent (acting on the instructions of all the Lenders) on or prior to receipt by the Agent of the relevant Utilisation Request or Selection Notice for that Loan, Letter of Credit or Bank Guarantee, save that dollars shall not be an Optional Currency in relation to a Term Disposal Facility Loan and euro shall not be an Optional Currency in relation to any Term A Facility Loan, Revolving Facility Loan, Letter of Credit or Bank Guarantee.

        (b) If the Agent has received a written request from the Obligor's Agent for a currency to be approved under paragraph (a)(ii) above, the Agent will confirm to the Obligor's Agent by the Specified Time:

                  (i) whether or not the Lenders have granted their approval; and

                  (ii) if approval has been granted, the minimum amount for any subsequent Utilisation in that currency, which shall be a round number which is approximately the equivalent in that currency of EUR5,000,000.

        (c) If a Loan, Letter of Credit or Bank Guarantee is to be denominated in euros it will only be made available in the euro unit, deutschmarks or any other national currency units of the euro agreed by the Majority Lenders.

4.4     MAXIMUM NUMBER OF LOANS, LETTERS OF CREDIT OR BANK GUARANTEES

        (a) A Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation:

                  (i) fifteen or more Term Disposal Facility Loans would be outstanding;

                  (ii) fifteen or more Term A Facility Loan would be outstanding;

                  (iii) five or more Term B Euro Facility Loans would be outstanding;

                  (iv) five or more Term B Dollar Facility Loans would be outstanding;

                  (v) five or more Term C Euro Facility Loans would be outstanding;

                  (vi) five or more Term C Dollar Facility Loans would be outstanding;

                  (vii) ten or more Revolving Facility I Loans would be outstanding; or

                  (viii) ten or more Revolving Facility II Loans would be outstanding.

        (b) A Borrower may not request that a Term Facility Loan be divided if, as a result of the proposed division, ten or more Loans under the relevant Term Facility would be outstanding.

        (c) Any Loan made by a single Lender under Clause 6.2 (UNAVAILABILITY OF A CURRENCY) shall not be taken into account in this Clause 4.4.

        (d) The above provisions of this Clause 4.4 shall not apply to any Utilisation Request delivered prior to the end of the first one month Interest Period relating to any Loan.

4.5     ORDER OF DRAWING OF FACILITIES
        (a) The Facilities may only be drawn in the following order, so that no Utilisation Request may be delivered in relation to any Facility until each of the Facilities referred to above it in the following list has either been drawn in full or will have been drawn in full prior to or on the proposed Utilisation Date:

                  (i) first, the Term C Euro Facility, the Term C Dollar Facility, the Term B Euro Facility and the Term B Dollar Facility;

                  (ii)     second, the Term A Facility and Term Disposal
                           Facility;

                  (iii)    third, the Revolving Facilities.

        (b)       Notwithstanding the above paragraph (a):

                  (i) Utilisations ("RELEVANT UTILISATIONS") by way of Letters of Credit and/or Bank Guarantees may be issued under the Revolving Facilities prior to the Facilities referred to in paragraph (a)(ii) above being drawn in full PROVIDED THAT the aggregate of the Base Currency Amounts of all such Relevant Utilisations does not exceed EUR25,000,000; and

                  (ii) Term A Loans ("RELEVANT LOANS") may be drawn prior to the Facilities referred to in paragraph (a)(i) above being drawn in full PROVIDED THAT the aggregate Base Currency Amounts of all such Relevant Loans does not exceed EUR 100,000,000.

4.6     SIMULTANEOUS DRAWDOWN OF CERTAIN FACILITIES
        No Loan shall be made under the Term C Euro Facility or the Term C Dollar Facility (the "FIRST RELEVANT FACILITIES") unless Loans are made simultaneously under the other First Relevant Facility so that the Available Facility in relation to each First Relevant Facility is reduced rateably.

4.7     DRAWING OF TERM C FACILITIES
        The Term C Dollar Facility and the Term C Euro Facility may each only be drawn in no more than two amounts.

                                    SECTION 3

                                   UTILISATION


5.      UTILISATION

5.1     DELIVERY OF A UTILISATION REQUEST
        A Borrower may utilise a Facility made available to it by delivery to the Agent of a duly completed Utilisation Request no later than the Specified Time.

5.2     COMPLETION OF A UTILISATION REQUEST
        (a) Each Utilisation Request is irrevocable (unless it is a Utilisation Request solely requesting the issue of a Letter of Credit or Bank Guarantee which is withdrawn or revoked by written notice to the Agent and the relevant Fronting Bank before that Letter of Credit or Bank Guarantee is issued by that Fronting Bank) and will not be regarded as having been duly completed unless:

                  (i) it identifies the Facility to be utilised and, if it is a Revolving Facility, whether it is to be utilised by way of a Loan or a Bank Guarantee or a Letter of Credit;

                  (ii) the proposed Utilisation Date is a Business Day within the Availability Period;

                  (iii)    the amount of the Utilisation complies with Clause
                           5.3 (CURRENCY AND AMOUNT); and

                  (iv) the proposed Interest Period or Term (as the case may be) complies with Clause 11 (INTEREST PERIODS AND TERMS).

        (b)       Only one Utilisation may be requested in each Utilisation
                  Request.

        (c) During the first 90 days after the Closing Date, no more than 10 and thereafter no more than 3 Utilisation Requests may be delivered to the Agent on any one Business Day.

5.3     CURRENCY AND AMOUNT
        (a) The currency specified in a Utilisation Request must be the Base Currency or an Optional Currency, except that in the case of the Dollar Facilities it must be dollars and, in the case of the Euro Facilities, it must be euros.

        (b) The amount of the proposed Loan, Letter of Credit or Bank Guarantee must be an amount whose Base Currency Amount is not more than the Available Facility and which is:

                  (i) if the currency selected is the Base Currency, a minimum of EUR5,000,000 for each Facility (other than any Dollar Facility and the Term Disposal Facility) (or, in relation to a Letter of Credit or Bank Guarantee, EUR1,000,000 or such lesser amount agreed to by the Fronting Bank) or (in relation to any Dollar Facility or the Term Disposal Facility) a minimum of $5,000,000 or in each case, if less, the Available Facility;

                  (ii) if the currency selected is dollars, a minimum of $5,000,000 for each Facility (or, in relation to a Letter of Credit or Bank Guarantee, $1,000,000 or such lesser amount agreed to by the Fronting Bank) or, if less, the Available Facility;

                  (iii) if the currency selected is sterling, a minimum of (pound)5,000,000 for each Facility (or, in relation to a Letter of Credit or Bank Guarantee, (pound)1,000,000 or such lesser amount as may be agreed to by the Fronting Bank) or, if less, the Available Facility;

                  (iv) if the currency selected is an Optional Currency other than dollars or sterling, the minimum amount specified by the Agent pursuant to paragraph (b)(ii) of Clause 4.3 (CONDITIONS RELATING TO OPTIONAL CURRENCIES AND THE EURO UNIT) (or, in relation to a Letter of Credit or Bank Guarantee, such minimum amount agreed to by the Fronting Bank) or, if less, the Available Facility; or

                  (v) (in respect of a Letter of Credit or Bank Guarantee in relation to any Revolving Facility) an amount which, when aggregated with the amount of maximum actual and contingent liabilities of the Lenders in respect of all other outstanding Letters of Credit and Bank Guarantees at such time in relation to that Revolving Facility, does not exceed EUR75,000,000 (in the case of Revolving Facility I) or EUR50,000,000 (in the case of Revolving Facility II).

5.4     LENDERS' AND FRONTING BANKS' PARTICIPATION
        (a)       If the conditions set out in this Agreement have been met:

                  (i) each Lender shall make its participation in each Loan available through its Facility Office; and

                  (ii) each Fronting Bank shall issue each Letter of Credit and Bank Guarantee through its Facility Office.

        (b) The amount of each Lender's participation in each Loan, Letter of Credit and Bank Guarantee will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making such Loan or issuing such Letter of Credit or Bank Guarantee.

        (c) The Agent shall notify each Lender of the amount, currency and the Base Currency Amount of each Loan, Letter of Credit and Bank Guarantee at the Specified Time.

5.5     COMPLETION OF LETTERS OF CREDIT
        The relevant Fronting Bank is authorised to issue any Letter of Credit or Bank Guarantee pursuant to Clause 5 (UTILISATION) by:

        (a) completing the issue date and the proposed Expiry Date of that Letter of Credit or Bank Guarantee; and

        (b) executing and delivering that Letter of Credit or Bank Guarantee to the relevant recipient on the Utilisation Date.

5.6     RENEWAL OF A LETTER OF CREDIT OR BANK GUARANTEE
        (a) No later than the Specified Time before the Expiry Date of a Letter of Credit or Bank Guarantee the relevant Borrower may, by written notice to the Agent, request that the Term of that Letter of Credit or Bank Guarantee be extended.

        (b) The Finance Parties shall treat the request in the same way as a Utilisation Request for a Letter of Credit or, as the case may be, Bank Guarantee in the amount and maturity of the Letter of Credit or Bank Guarantee (as to be extended).

        (c) The terms of each renewed Letter of Credit or Bank Guarantee shall be the same as those of the relevant Letter of Credit or Bank Guarantee immediately prior to its renewal, save that its Term shall commence on the date which was the Expiry Date of that Letter of Credit or Bank Guarantee immediately prior to its renewal and shall end on the proposed Expiry Date specified in that request.

        (d) The relevant Fronting Bank is authorised to amend any Letter of Credit or Bank Guarantee pursuant to that request if the conditions set out in this Agreement have been complied with.

5.7     RESTRICTIONS ON PARTICIPATION IN LETTERS OF CREDIT
        If at any time prior to the issue of a Letter of Credit any Lender is prohibited by law or pursuant to any request from or requirement of any central bank or other fiscal, monetary or other authority from having any right or obligation under this Agreement in respect of a Letter of Credit, that Lender shall notify the Agent on or before the Business Day prior to the proposed Utilisation Date and:

        (a) the maximum actual and contingent liabilities of the relevant Fronting Bank under that Letter of Credit shall be reduced by an amount equal to an amount which would have been the amount of that Lender's L/C Proportion of that Letter of Credit if the prohibition had not occurred;

        (b) the L/C Proportion of that Lender in relation to that Letter of Credit shall be nil; and

        (c) that Lender's Available Commitment in respect of the relevant Revolving Facility shall be reduced by an amount equal to an amount which would have been the amount of that Lender's L/C Proportion of the Letter of Credit if the prohibition had not occurred.

5.8     RESTRICTIONS ON PARTICIPATION IN BANK GUARANTEES
        If at any time prior to the issue of a Bank Guarantee any Lender is prohibited by law or pursuant to any request from or requirement of any central bank or other fiscal, monetary or other authority from having any right or obligation under this Agreement in respect of a Bank Guarantee, that Lender shall notify the Agent on or before the Business Day prior to the proposed Utilisation Date and:

        (a) the maximum actual and contingent liabilities of the relevant Fronting Bank under that Bank Guarantee shall be reduced by an amount equal to an amount which would have been the amount of that Lender's Guarantee Proportion of that Bank Guarantee if the prohibition had not occurred;

        (b) the Guarantee Proportion of that Lender in relation to that Bank Guarantee shall be nil; and

        (c) that Lender's Available Commitment in respect of the relevant Revolving Facility shall be reduced by an amount equal to an amount which would have been the amount of that Lender's Guarantee Proportion of the Bank Guarantee if the prohibition had not occurred.


6.      OPTIONAL CURRENCIES

6.1     SELECTION OF CURRENCY
        (a) A Borrower (or the Obligor's Agent on behalf of a Borrower) shall select the currency of a Loan, Letter of Credit or Bank
                  Guarantee:

                  (i) (in the case of an initial Utilisation) in a Utilisation Request PROVIDED THAT in respect of Loans to be made on the Closing Date only euros and dollars and sterling may be selected; and

                  (ii) (afterwards in relation to a Term Facility Loan (other than a Dollar Facility Loan) made to it) in a Selection Notice which must be delivered by the same Specified Time as if it were a Utilisation Request for such a Loan to be made on the date of such conversion in the currency into which it wishes to convert such Loan.

        (b) If a Borrower (or the Obligor's Agent on behalf of a Borrower) fails to issue a Selection Notice by the time specified in paragraph (a)(ii) above in relation to a Term Facility Loan, that Term Facility Loan will remain denominated for its next Interest Period in the same currency in which it is then outstanding.

        (c) If a Borrower (or the Obligor's Agent on behalf of a Borrower) issues a Selection Notice requesting a change of currency and the first day of the requested Interest Period is not a Business Day for the new currency, the Agent shall promptly notify the Borrower and the Lenders and the Loan will remain in the existing currency (with Interest Periods running from one Business Day until the next Business Day) until the next day which is a Business Day for both currencies, on which day the requested Interest Period will begin.

        (d) A Dollar Facility Loan may only be denominated in dollars and a Euro Facility Loan may only be denominated in euros.

6.2     UNAVAILABILITY OF A CURRENCY
        If before the Specified Time on any Quotation Day:

        (a) the Agent has received notice from a Lender that the Optional Currency requested is not readily available to it in the amount required; or

        (b) a Lender notifies the Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it, the Agent will give notice to the relevant Borrower to that effect by the Specified Time on that day. In this event, any Lender that gives notice pursuant to this Clause 6.2 will be required to participate in the Loan in the Base Currency (in an amount equal to that Lender's proportion of the Base Currency Amount, or in respect of a Rollover Loan, an amount equal to that Lender's proportion of the Base Currency Amount of the maturing Revolving Facility Loan that is due to be repaid) and its participation will be treated as a separate Loan denominated in the Base Currency during that Interest Period.

6.3     CHANGE OF CURRENCY

        (a) If a Term Facility Loan is to be denominated in different currencies during two successive Interest Periods:

                  (i) if the currency for the second Interest Period is an Optional Currency, the amount of the Loan in that Optional Currency will be calculated by the Agent as the amount of that Optional Currency equal to the Base Currency Amount of the Loan at the Agent's Spot Rate of Exchange at the Specified Time;

                  (ii) if the currency for the second Interest Period is the Base Currency, the amount of the Loan will be equal to the Base Currency Amount;

                  (iii) (unless the Agent and the Borrower agree otherwise in accordance with paragraph (b) below) the Borrower that has borrowed the Loan shall repay it on the last day of the first Interest Period in the currency in which it was denominated for that Interest Period; and

                  (iv) (subject to Clause 4.2 (FURTHER CONDITIONS PRECEDENT)) the Lenders shall re-advance the Loan in the new currency in accordance with Clause 6.5 (AGENT'S CALCULATIONS).

        (b) If the Agent and the Borrower that has borrowed the relevant Term Facility Loan agree, the Agent shall:

                  (i) apply the amount paid to it by the Lenders pursuant to paragraph (a)(iv) above (or so much of that amount as is necessary) in or towards purchase of an amount in the currency in which the relevant Term Facility Loan is outstanding for the first Interest Period; and

                  (ii) use the amount it purchases in or towards satisfaction of the relevant Borrower's obligations under paragraph (a)(iii) above.

        (c)       If the amount purchased by the Agent pursuant to paragraph
                  (b)(i) above is less than the amount required to be repaid by the relevant Borrower, the Agent shall promptly notify that Borrower and that Borrower shall, on the last day of the first Interest Period, pay an amount to the Agent (in the currency of the outstanding relevant Term Facility Loan for the first Interest Period) equal to the difference.

        (d) If any part of the amount paid to the Agent by the Lenders pursuant to paragraph (a)(iv) above is not needed to purchase the amount required to be repaid by the relevant Borrower, the Agent shall promptly notify that Borrower and pay that

                  Borrower, on the last day of the first Interest Period that part of that amount (in the new currency).

6.4     SAME OPTIONAL CURRENCY DURING SUCCESSIVE INTEREST PERIODS

        (a) If a Term Facility Loan (other than a Dollar Facility Loan or a Euro Facility Loan) is to be denominated in the same Optional Currency during two successive Interest Periods, the Agent shall calculate the amount of such Term Facility Loan in the Optional Currency for the second of those Interest Periods (by calculating the amount of Optional Currency equal to the Base Currency Amount of that Term Facility Loan at the Agent's Spot Rate of Exchange at the Specified Time) and (subject to paragraph (b) below):

                  (i) if the amount calculated is less than the existing amount of that Term Facility Loan in the Optional Currency during the first Interest Period, promptly notify the Borrower that has borrowed that Term Facility Loan and that Borrower shall pay, on the last day of the first Interest Period, an amount equal to the difference; or

                  (ii) if the amount calculated is more than the existing amount of that Term Facility Loan in the Optional Currency during the first Interest Period, promptly notify each Lender and, if no Event of Default is continuing, each Lender shall, on the last day of the first Interest Period, pay its participation in an amount equal to the difference.

        (b) If the calculation made by the Agent pursuant to paragraph (a) above shows that the amount of the relevant Term Facility Loan in the Optional Currency has increased or decreased by less than 5 per cent. compared to its Base Currency Amount, no notification shall be made by the Agent and no payment shall be required under paragraph (a) above.

6.5     AGENT'S CALCULATIONS

        (a) All calculations made by the Agent pursuant to this Clause 6 will take into account any repayment, prepayment, consolidation or division of Term Facility Loans to be made on the last day of the first Interest Period.

        (b) Each Lender's participation in a Loan will, subject to paragraph (a) above, be determined in accordance with paragraph (b) of Clause 5.4 (LENDERS' AND FRONTING BANKS' PARTICIPATION).

                                    SECTION 4

                     REPAYMENT, PREPAYMENT AND CANCELLATION


7.      REPAYMENT

7.1     REPAYMENT OF TERM DISPOSAL FACILITY LOANS

        (a) Unless the terms of this Agreement require such to be repaid at an earlier date, each Borrower shall repay the Term Disposal Facility Loans made to it in full on the Term Disposal Facility Repayment Date.

        (b) No Borrower may reborrow any part of the Term Disposal Facility which is repaid.

7.2     REPAYMENT OF TERM A FACILITY LOANS

        (a) Unless the terms of this Agreement require such to be repaid at an earlier date, each Borrower shall repay the Term A Facility Loans made to it in instalments by repaying on each Term A Facility Repayment Date an amount which reduces the Base Currency Amount of the outstanding Term A Facility Loans by an amount equal to the relevant percentage of the Base Currency Amount of all the Term A Facility Loans borrowed by that Borrower as at the close of business in London on the last day of the relevant Availability Period in relation to the Term A Facility as set out in the table below:


        -----------------------------------------  -----------------------------------------
                  REPAYMENT DATE                               REPAYMENT INSTALMENT
                                                      (AS PERCENTAGE OF ALL TERM A FACILITY
                                                     LOANS AS AT CLOSE OF BUSINESS IN LONDON
                                                         ON THE LAST DAY OF THE RELEVANT
                                                               AVAILABILITY PERIOD)
        =========================================  =========================================
                 20 December 2001                                   1.5%
        -----------------------------------------  -----------------------------------------
                  20 April 2002                                     1.5%
        -----------------------------------------  -----------------------------------------
                 20 October 2002                                   2.00%
        -----------------------------------------  -----------------------------------------
                  20 April 2003                                     2.5%
        -----------------------------------------  -----------------------------------------
                 20 October 2003                                    5.5%
        -----------------------------------------  -----------------------------------------
                  20 April 2004                                     6.0%
        -----------------------------------------  -----------------------------------------
                 20 October 2004                                    8.5%
        -----------------------------------------  -----------------------------------------
                  20 April 2005                                     7.5%
        -----------------------------------------  -----------------------------------------
                 20 October 2005                                   10.0%
        -----------------------------------------  -----------------------------------------
                  20 April 2006                                    10.0%
        -----------------------------------------  -----------------------------------------
                 20 October 2006                                   10.0%
        -----------------------------------------  -----------------------------------------
                  20 April 2007                                    10.0%
        -----------------------------------------  -----------------------------------------
                 20 October 2007                                   12.5%
        -----------------------------------------  -----------------------------------------
                  20 April 2008                                    12.5%
        -----------------------------------------  -----------------------------------------


        (b) If, in relation to a Term A Facility Repayment Date, the aggregate outstanding amount of the Term A Facility Loans made to the Borrowers exceeds the Term A Facility Repayment Instalment to be repaid by the Borrowers, the Obligor's Agent may, if it gives the Agent not less than five Business Days' prior notice, select which of those Term A Facility Loans will be wholly or partially repaid so that the Term A

                  Facility Repayment Instalment is repaid on the relevant Term A Facility Repayment Date in full.

        (c) If the Obligor's Agent fails to deliver a notice to the Agent in accordance with paragraph (b) above, the Agent shall select the Term A Facility Loans to be wholly or partially repaid.

        (d) Any repayment or prepayment of a Term A Facility Loan denominated in an Optional Currency shall reduce the amount of that Term A Facility Loan by the amount of that Optional Currency repaid.

        (e)       Save as provided in Clause 10.3 (MARGIN CHANGES) or paragraph
                  (d) of Clause 9.11 (VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS), no Borrower may reborrow any part of Term A Facility which is repaid.

7.3     REPAYMENT OF TERM B DOLLAR FACILITY LOANS
        (a) Unless the terms of this Agreement require such to be repaid at an earlier date, each Borrower shall repay the Term B Dollar Facility Loans made to it in instalments by repaying on each Term B Facility Repayment Date an amount which reduces the outstanding Term B Dollar Facility Loans by an amount equal to 50% of all the Term B Dollar Facility Loans borrowed by that Borrower as at close of business on the last Business Day of the relevant Availability Period.

        (b) If, in relation to a Term B Facility Repayment Date, the aggregate outstanding amount of the Term B Dollar Facility Loans made to the Borrowers exceeds the Term B Dollar Facility Repayment Instalment to be repaid by the Borrowers, the Obligor's Agent may, if it gives the Agent not less than five Business Days' prior notice, select which of those Term B Dollar Facility Loans will be wholly or partially repaid so that the Term B Dollar Facility Repayment Instalment is repaid on the relevant Term B Facility Repayment Date in full.

        (c) If the Obligor's Agent fails to deliver a notice to the Agent in accordance with paragraph (b) above, the Agent shall select the Term B Dollar Facility Loans to be wholly or partially repaid.

        (d) No Borrower may reborrow any part of the Term B Dollar Facility which is repaid.

7.4     REPAYMENT OF TERM B EURO FACILITY LOANS
        (a) Unless the terms of this Agreement require such to be repaid at an earlier date, each Borrower shall repay the Term B Euro Facility Loans made to it in instalments by repaying on each Term B Facility Repayment Date an amount which reduces the outstanding Term B Euro Facility Loans by an amount equal to 50% of all the Term B Euro Facility Loans borrowed by that Borrower as at close of business on the last Business Day of the relevant Availability Period.

        (b) If, in relation to a Term B Facility Repayment Date, the aggregate outstanding amount of the Term B Euro Facility Loans made to the Borrowers exceeds the Term B Euro Facility Repayment Instalment to be repaid by the Borrowers, the Obligor's Agent may, if it gives the Agent not less than five Business Days' prior notice, select which of those Term B Euro Facility Loans will be wholly or partially repaid so that the

                  Term B Euro Facility Repayment Instalment is repaid on the relevant Term B Facility Repayment Date in full.

        (c) If the Obligor's Agent fails to deliver a notice to the Agent in accordance with paragraph (b) above, the Agent shall select the Term B Euro Facility Loans to be wholly or partially repaid.

        (d) Save as provided in Clause 10.3 (MARGIN CHANGES), no Borrower may reborrow any part of the Term B Euro Facility which is repaid.

7.5     REPAYMENT OF TERM C EURO FACILITY LOANS
        (a) Unless the terms of this Agreement require such to be repaid at an earlier date, each Borrower shall repay the Term C Euro Facility Loans made to it in instalments by repaying on each Term C Facility Repayment Date an amount which reduces the outstanding Term C Euro Facility Loans by an amount equal to 50% of all the Term C Euro Facility Loans borrowed by the Borrowers as at close of business on the last Business Day of the relevant Availability Period.

        (b) If, in relation to a Term C Facility Repayment Date, the aggregate outstanding amount of the Term C Euro Facility Loans made to the Borrowers exceeds the Term C Euro Facility Repayment Instalment to be repaid by the Borrowers, the Obligor's Agent may, if it gives the Agent not less than five Business Days' prior notice, select which of those Term C Euro Facility Loans will be wholly or partially repaid so that the Term C Euro Facility Repayment Instalment is repaid on the relevant Term C Facility Repayment Date in full.

        (c) If the Obligor's Agent fails to deliver a notice to the Agent in accordance with paragraph (b) above, the Agent shall select the Term C Euro Facility Loans to be wholly or partially repaid.

        (d) No Borrower may reborrow any part of the Term C Euro Facility which is repaid.

7.6     REPAYMENT OF TERM C DOLLAR FACILITY LOANS
        (a) Unless the terms of this Agreement require such to be repaid at an earlier date, each US Borrower shall repay the Term C Dollar Facility Loans made to it in instalments by repaying on each Term C Facility Repayment Date an amount which reduces the outstanding Term C Dollar Facility Loans by an amount equal to 50% of all the Term C Dollar Facility Loans borrowed by that US Borrower as at close of business in London on the last day of the relevant Availability Period.

        (b) If, in relation to a Term C Facility Repayment Date, the aggregate outstanding amount of the Term C Dollar Facility Loans made to the US Borrowers exceeds the Term C Dollar Facility Repayment Instalment to be repaid by the US Borrowers, the Obligor's Agent may, if it gives the Agent not less than five Business Days' prior notice, select which of those Term C Dollar Facility Loans will be wholly or partially repaid so that the Term C Facility Repayment Instalment is repaid on the relevant Term C Facility Repayment Date in full.

        (c) If the Obligor's Agent fails to deliver a notice to the Agent in accordance with paragraph (b) above, the Agent shall select the Term C Dollar Facility Loans to be wholly or partially repaid.

        (d) No Borrower may reborrow any part of the Term C Dollar Facility which is repaid.

7.7     REPAYMENT OF REVOLVING FACILITY LOANS
        Each Borrower which has drawn a Revolving Facility Loan shall repay that Loan on the last day of its Interest Period.


8.      BORROWER'S LIABILITIES IN RELATION TO LETTERS OF CREDIT AND BANK
        GUARANTEES

8.1     DEMANDS UNDER LETTERS OF CREDIT AND BANK GUARANTEES
        If a demand is made under a Letter of Credit or a Bank Guarantee or a Fronting Bank incurs in connection with a Letter of Credit or a Bank Guarantee any other liability, cost, claim, loss or expense which is to be reimbursed pursuant to this Agreement, the relevant Fronting Bank shall promptly notify the Agent of the amount of such demand or such liability, cost, claim, loss or expense and the Letter of Credit or, as the case may be, Bank Guarantee to which it relates and the Agent shall promptly make demand upon the relevant Borrower in accordance with this Agreement and notify the Obligor's Agent and the Lenders.

8.2     BORROWERS' INDEMNITY TO FRONTING BANKS
        Each Borrower shall irrevocably and unconditionally as a primary obligation indemnify (within three Business Days of demand of the Agent) any Fronting Bank which has issued a Letter of Credit or a Bank Guarantee at the request of such Borrower against:

        (a) any sum paid by that Fronting Bank in accordance with the provisions of such Letter of Credit or Bank Guarantee or due and payable by that Fronting Bank under such Letter of Credit or, as the case may be, Bank Guarantee; and

        (b) all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from that Fronting Bank under such Letter of Credit or Bank Guarantee or in connection with any such Letter of Credit or Bank Guarantee), claims, losses and expenses which that Fronting Bank may at any time incur or sustain in connection with or arising out of any such Letter of Credit or Bank Guarantee PROVIDED THAT any payment under such Letter of Credit or Bank Guarantee shall have been made in compliance with the terms thereof.

8.3     BORROWERS' INDEMNITY TO LENDERS
        Each Borrower shall irrevocably and unconditionally as a primary obligation indemnify (on demand of the Agent) each Lender against, in respect of each Letter of Credit and Bank Guarantee issued at such Borrower's request:

        (a) any sum paid by that Lender in accordance with the provisions hereof or due and payable by that Lender (whether under Clause
                  28.1 (LENDERS' INDEMNITY) or otherwise) in connection with such Letter of Credit or Bank Guarantee; and

        (b) all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from that Lender in connection with such Letter of Credit or

                  Bank Guarantee), claims, losses and expenses which that Lender may at any time incur or sustain in connection with any such Letter of Credit or Bank Guarantee PROVIDED THAT any payment under such Letter of Credit or Bank Guarantee shall have been made in compliance with the terms thereof.

8.4     PRESERVATION OF RIGHTS
        Neither the obligations of the Borrowers set out in this Clause 8 nor the rights, powers and remedies conferred on any Fronting Bank or Lender by this Agreement or by law shall be discharged, impaired or otherwise affected by:

        (a) the winding-up, dissolution, administration or re-organisation of the relevant Fronting Bank, any Lender or any other person or any change in its status, function, control or ownership;

        (b) any of the obligations of the relevant Fronting Bank, any Lender or any other person under this Agreement, any Letter of Credit, any Bank Guarantee or any other security taken in respect of its obligations under this Agreement or otherwise in connection with a Letter of Credit or Bank Guarantee being or becoming illegal, invalid, unenforceable or ineffective in any respect;

        (c) time or other indulgence being granted or agreed to be granted to the relevant Fronting Bank, any Lender or any other person in respect of its obligations under this Agreement or under or in connection with a Letter of Credit or Bank Guarantee or under any other security;

        (d) any amendment to, or any variation, waiver or release of, any obligation of that Fronting Bank, any Lender or any other person under a Letter of Credit, Bank Guarantee or this Agreement;

        (e) any other act, event or omission which, but for this Clause 8, might operate to discharge, impair or otherwise affect any of the obligations of the Borrowers set out in this Clause 8 or any of the rights, powers or remedies conferred upon that Fronting Bank or any Lender by this Agreement or by law.

        The obligations of each Borrower set out in this Clause 8 shall be in addition to and independent of every other security which any Fronting Bank or any Lender may at any time hold in respect of the Borrowers' obligations under this Agreement.

8.5     SETTLEMENT CONDITIONAL
        Any settlement or discharge between a Borrower and a Fronting Bank or a Lender shall be conditional upon no security or payment to that Fronting Bank or Lender by that Borrower, or any other person on behalf of that Borrower, being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, that Fronting Bank or Lender shall be entitled to recover the value or amount of such security or payment from such Borrower subsequently as if such settlement or discharge had not occurred.

8.6     RIGHT TO MAKE PAYMENTS UNDER LETTERS OF CREDIT AND BANK GUARANTEES
        Each Fronting Bank shall be entitled to make any payment in accordance with the terms of the relevant Letter of Credit or, as the case may be, Bank Guarantee without any reference to or further authority from the Obligor's Agent, the Borrowers or any other investigation or enquiry. Each Borrower irrevocably authorises each Fronting Bank to comply with any demand under a Letter of Credit or Bank Guarantee which is valid on its face.


9.      PREPAYMENT AND CANCELLATION

9.1     ILLEGALITY
        If, at any time, it is unlawful in any jurisdiction for a Lender or Fronting Bank to perform any of its obligations as contemplated by this Agreement or to fund, issue or participate in any Loan, Letter of Credit or Bank Guarantee:

        (a) that Lender shall promptly notify the Agent upon becoming aware of that event;

        (b) upon the Agent notifying the Obligor's Agent, the Commitment of that Lender will be immediately cancelled;

        (c) each Borrower shall, on the last day of the Interest Period for each Loan or Term for each Letter of Credit or Bank Guarantee occurring after the Agent has notified the Obligor's Agent or, if earlier, the date specified by the Lender or Fronting Bank in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law):

                  (i) repay that Lender's participation in the Loans made to it; and

                  (ii) ensure that the liabilities of that Lender or Fronting Bank under or in respect of each Letter of Credit and Bank Guarantee issued at the request of such Borrower are reduced to zero or otherwise secured by providing Cash Collateral in an amount equal to such Lender's L/C Proportion of those Letters of Credit, Guarantee Proportion of those Bank Guarantees or, as the case may be, that Fronting Bank's maximum actual and contingent liabilities under those Letter of Credit and Bank Guarantees in the currency or currencies of those Letters of Credit and Bank Guarantees.

9.2     CHANGE OF CONTROL
        If after the Closing Date there is a Change of Control:

        (a) the Obligor's Agent shall promptly notify the Agent upon becoming aware of that event; and

        (b) the Obligor's Agent shall procure that the Outstandings are immediately and permanently prepaid in full and the Facilities immediately cancelled,

        PROVIDED THAT:

                  (1) if the Company ceases to own 100% of the issued share capital of Newco 2 as a result of, and on the terms of, the transactions expressly contemplated by the Business Combination Agreement relating to the transfer of 66?% of the shares in Newco 2 to Hoechst Newco 3, for a period no longer than 90 days (the "POSTPONED CONTROL PERIOD") then during the Postponed Control Period only the Company shall not be regarded for the purposes of the definition of Change of Control in Clause 1.1 (DEFINITIONS) to have ceased to own (directly or indirectly) 100% of the issued share capital in Newco 2 or MGG or (if it is during the Debtco Structure Period) Debtco; and

                  (2) no Change of Control under paragraph (e) of the definition of Change of Control in Clause 1.1 (DEFINITIONS) shall arise as a result of Newco 2 not owning 100% of the issued share capital of MGG if at such time Newco 2 owns 66 2/3% of the issued share capital of MGG and MIG has contributed the Family MGG Shares to Newco 2 in accordance with the Contribution Agreement set out in Annex 1.1(b) to the Shareholders' Agreement but such contribution is not yet effective pending the registration of the relevant increase of share capital of Newco 2 by the relevant German court.

9.3     FLOTATION OR SALE
        The Obligor's Agent shall procure that the Outstandings are immediately and permanently prepaid in full upon the occurrence of a Sale or a Flotation and the Facilities immediately cancelled.

9.4     EXCESS CASH FLOW
        The Obligor's Agent shall ensure that after delivery of the most recent audited financial statements of the Newco 2 Group pursuant to paragraph
        (a) of Clause 21.1 (FINANCIAL STATEMENTS), commencing with the financial statements delivered in respect of the calendar year ending 31 December 2001, 75 per cent.(or, if the Leverage Ratio for the calendar year to which such financial statements relate is less than 4:1, 50 per cent.) of Excess Cash Flow for the calendar year to which such financial statements relate (less the aggregate amount by which the Term Facilities have been prepaid pursuant to Clause 9.11 (VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS) during such calendar year is applied in repayment of the outstanding Loans in accordance with Clause 9.8 (APPLICATION OF PREPAYMENTS), such repayment in relation to each Loan to be repaid to be made on the last day of the Interest Period current at the date of delivery of such financial statements of each such Loan due to be repaid or such earlier date as the Obligor's Agent may elect. Without in any way affecting the obligations of the Obligor's Agent under this Clause, the Agent agrees that it shall notify the Obligor's Agent as soon as reasonably practicable after receipt of the relevant financial statements and their accompanying Compliance Certificate and Auditors Report of the details of the application of the repayment required under this Clause and the dates on which such application is to be made.

9.5     ASSET DISPOSALS
        (a) Subject to Clause 9.9 (PREPAYMENT ESCROW ACCOUNT), the Obligor's Agent shall ensure that an amount equal to 100% of the amount of the Net Disposal Proceeds of any disposals of any asset by any member of the Group made in accordance with the Disposal Plan or falling within paragraph (i) or (k)(iv) of the definition of Permitted Disposals is applied within 5 Business Days of such member of the Group receiving such Net Disposal Proceeds in repayment of the outstanding Loans in accordance with Clause 9.8 (APPLICATION OF PREPAYMENTS), save that if such Net Disposal Proceeds when added to the aggregate amount of the Term Disposal Facility which has been repaid at that time and the Relevant Debt Relief Amount at such time exceed EUR255,000,000 (or its equivalent) (the amount of such excess being the "EXCESS AMOUNT") then in respect of such Excess Amount only the Obligor's Agent is only obliged to procure that an amount equal to 75% of such Excess Amount is so applied

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                  unless if as a result there would still be Term Disposal
                  Facility Loans outstanding, in which case it is obliged to procure that a higher percentage of such Excess Amount is so applied so as to ensure that the Term Disposal Facility is repaid in full.

        (b) Subject to Clause 9.9 (PREPAYMENT ESCROW ACCOUNT), the Obligor's Agent shall ensure that an amount equal to 100% of the amount of the Net Disposal Proceeds of any disposal of any asset by any member of the Group, where such a disposal falls within paragraph (n) of the definition of Permitted Disposals or is a disposal pursuant to section 3.3 (EXEMPTION OF CERTAIN TRANSACTIONS) of the BCA which does not fall to be applied under paragraph (a) of this Clause 9.5, is applied promptly upon such member of the Group receiving such amount in repayment of the outstanding Loans in accordance with Clause
                  9.8 (APPLICATION OF PREPAYMENTS) save that if such Net Disposal Proceeds exceed the aggregate amount of the Term Disposal Facility Loans outstanding at that time (the amount of such excess being the "EXCESS AMOUNT") then in respect of such Excess Amount only the Obligor's Agent is only obliged to procure that an amount equal to 75% of such Excess Amount is so applied. The Obligor's Agent shall not be obliged to apply such amounts in such repayment if the relevant member of the Group can show to the satisfaction of the Agent (acting reasonably) that the Net Disposal Proceeds, when aggregated with the Net Disposal Proceeds received by members of the Group in respect of disposals falling within paragraph (n) of the definition of Permitted Disposals made in the same calendar year, does not exceed EUR10,000,000 or its equivalent.

        (c) In the case of sub-clause (ii) of paragraph (e) of the definition of Permitted Disposals in Clause 1.1 (DEFINITIONS), the Obligor's Agent shall ensure that an amount equal to the Net Disposal Proceeds referred to therein is, within 5 Business Days of the relevant member of the Group receiving such Net Disposal Proceeds, deposited in a Prepayment Escrow Account and the relevant member of the Group or the Obligor's Agent shall be entitled, during the 180 or, as appropriate, 360 day period, to withdraw (or, as the case may be, require the Obligor in whose name such Prepayment Escrow Account is held to withdraw) sums from such account only to the extent that it certifies to the Agent (providing any supporting evidence reasonably required by the Agent) that such sums will be reinvested or applied in accordance with the provisions of sub-clause (A) or (B) of paragraph (e)(ii) of the definition of Permitted Disposals in Clause 1.1 (DEFINITIONS).

        (d)       Any amounts not reinvested as specified in sub-clause (A) or
                  (B) of paragraph (e)(ii) of the definition of Permitted Disposals in Clause 1.1 (DEFINITIONS) during the 180 or, as appropriate, 360 day period specified therein shall (subject to the provisions of Clause 9.9 (PREPAYMENT ESCROW ACCOUNTS)) thereafter be promptly applied in repayment of the outstanding Loans in accordance with Clause 9.8 (APPLICATION OF PREPAYMENTS).

9.6     INSURANCE PROCEEDS
        (a) Subject to Clause 9.9 (PREPAYMENT ESCROW ACCOUNTS), the Obligor's Agent shall ensure that an amount equal to the Insurance Proceeds received by any member of the Group above an aggregate minimum threshold of Insurance Proceeds of EUR5,000,000 (the "MINIMUM INSURANCE PROCEEDS THRESHOLD") is, within 5

                  Business Days of such member receiving such Insurance Proceeds, applied in repayment of the outstanding Loans in accordance with Clause 9.8 (APPLICATION OF PREPAYMENTS) unless the Obligor's Agent notifies the Agent within 30 days of receipt by the relevant member of the Group of such proceeds that either:

                  (i) the Insurance Proceeds received above the Minimum Insurance Proceeds Threshold will be applied towards the replacement, reinstatement and/or repair of the assets in respect of which the relevant insurance claim was made (or to refinance or reimburse any expenditure incurred in the replacement, reinstatement and/or repair of such assets) within a period of 180 days from the date of receipt of such Insurance Proceeds by the relevant member of the Group; or

                  (ii) binding commitments will be made by the relevant member of the Group within such 180 day period to so apply the Insurance Proceeds received above the Minimum Insurance Proceeds Threshold and such proceeds are so applied pursuant to such commitments within a period of 360 days or, if the proceeds to be so applied exceed EUR20,000,000 (or its equivalent in other currencies), 720 days from the date of receipt of such proceeds by such member of the Group.

        (b) If the Insurance Proceeds are to be applied in such replacement, reinstatement, repair or to refinance such expenditure as contemplated in paragraph (a) above, then the Obligor's Agent shall ensure that an amount equal to such Insurance Proceeds is, promptly upon such member receiving such Insurance Proceeds, deposited in a Prepayment Escrow Account. The relevant member of the Group who received the Insurance Proceeds (or the Obligor's Agent) shall be entitled, during the period of 180 days or, as appropriate, 360 days or, as appropriate, 720 days, from such receipt of the Insurance Proceeds, to withdraw sums from such Prepayment Escrow Account only to the extent that it certifies to the Agent (providing any supporting evidence reasonably requested by the Agent) that such sums will be applied towards the replacement, reinstatement and/or repair of the assets in respect of which the relevant insurance claim was made (or to refinance or reimburse any expenditure incurred in the replacement, reinstatement and/or repair of such assets). Any sums not so withdrawn during such 180 or, as appropriate, 360 or, as appropriate, 720 day, period shall (subject to the provisions of Clause 9.9 (PREPAYMENT ESCROW ACCOUNTS)) thereafter be promptly paid to the Agent and applied in repayment of the outstanding Loans in accordance with Clause 9.8 (APPLICATION OF PREPAYMENTS).

9.7     ACQUISITION RECOVERY PROCEEDS
        (a) Subject to Clause 9.9 (PREPAYMENT ESCROW ACCOUNT), the Obligor's Agent shall ensure that an amount equal to the amount of Acquisition Recovery Proceeds received by any member of the Group (or any shareholder of the Company) above an aggregate minimum threshold of Acquisition Recovery Proceeds of EUR5,000,000 (the "MINIMUM ACQUISITION RECOVERY THRESHOLD"), are within 5 Business Days of the relevant member of the Group (or such other person) receiving such Acquisition Recovery Proceeds applied in repayment of the outstanding Loans in accordance with Clause 9.8 (APPLICATION OF PREPAYMENTS) unless the Obligor's Agent notifies the Agent within 30 days of receipt by the relevant member of the Group (or such other relevant person) of such proceeds that either:

                  (i) the Acquisition Recovery Proceeds received above the Minimum Acquisition Recovery Threshold will be applied towards an Acquisition Remedy within a period of 180 days from the date of receipt of such Acquisition Recovery Proceeds by the relevant member of the Group; or

                  (ii) binding commitments will be made by the relevant member of the Group within such 180 day period to apply the Acquisition Recovery Proceeds received above the Minimum Acquisition Recovery Threshold towards an Acquisition Remedy set out in paragraph
                           (c) of the definition of Acquisition Remedy in Clause
                           1.1 (DEFINITIONS) and such proceeds are so applied within 360 days from the date of receipt of such proceeds by such member of the Group or relevant person.

        (b) If the Acquisition Recovery Proceeds are to be applied towards an Acquisition Remedy, the Obligor's Agent shall ensure that an amount equal to any Acquisition Recovery Proceeds to be applied in accordance with paragraph (a) above is, promptly upon the relevant member of the Group (or any other person entitled to receive the same) receiving such Acquisition Recovery Proceeds, deposited in a Prepayment Escrow Account. The relevant member of the Group who received the Acquisition Recovery Proceeds (or the Obligor's Agent) shall be entitled, during the period of 180 days or, as appropriate, 360 days from such receipt of such Acquisition Recovery Proceeds, to withdraw sums from the Prepayment Escrow Account only to the extent that it certifies to the Agent (providing any supporting evidence reasonably requested by the Agent) that such sums will be applied towards a relevant Acquisition Remedy. Any sums not so withdrawn during such 180 day period shall (subject to the provisions of Clause 9.9 (PREPAYMENT OF ESCROW ACCOUNT)) thereafter be promptly paid to the Agent and applied in repayment of the outstanding Loans in accordance with Clause 9.8 (APPLICATION OF PREPAYMENTS).

9.8     APPLICATION OF PREPAYMENTS
        (a) Any amounts paid to the Agent in accordance with Clause 9.4 (EXCESS CASH FLOW) to 9.7 (ACQUISITION RECOVERY PROCEEDS) (inclusive) (other than paragraph (a) of Clause 9.5 (ASSET DISPOSALS)) to be applied in prepayment of the Loans shall be applied as follows:

                  (i) first, in repayment of the outstanding Term Facility Loans in the Prepayment Order (and a corresponding cancellation of the Term Facilities), such repayment and cancellation being on a pro rata basis between the Term Facilities (subject to paragraph (d) below); and

                  (ii) secondly, if any excess remains thereafter, in payment of such excess to the relevant member of the Group and in cancellation of the remaining Available Facility in respect of each Revolving Facility by an equal amount (reducing the Commitments of the Lenders rateably under each such Revolving Facility).

        (b) Any amounts paid to the Agent in accordance with paragraph (a) of Clause 9.5 (ASSET DISPOSALS) to be applied in prepayment of the Loans shall be applied as follows:

                  (i) first, in repayment of the outstanding Term Disposal Facility Loans on a pro rata basis (and a corresponding cancellation of the Term Disposal Facility);

                  (ii) secondly, after repayment in full of the Term Disposal Facility Loans, in repayment of the outstanding Term Refinancing Facility Loans in satisfaction (subject to paragraph (d) below) of the obligations under Clauses 7.2 (REPAYMENT OF TERM A FACILITY LOANS), 7.3 (REPAYMENT OF TERM B DOLLAR FACILITY LOANS), 7.4 (REPAYMENT OF TERM B EURO FACILITY LOANS), 7.5 (REPAYMENT OF TERM C EURO FACILITY LOANS) and 7.6 (REPAYMENT OF TERM C DOLLAR FACILITY LOANS) pro rata across the Outstandings under each of those Term Refinancing Facilities (and a corresponding cancellation of the Term Refinancing Facilities); and

                  (iii) thirdly, if any excess remains thereafter, in payment of such excess to the relevant member of the Group and in cancellation of the remaining Available Facility in respect of each Revolving Facility by an equal amount (reducing the Commitments of the Lenders rateably under each such Revolving Facility).

        (c)       Any amount of the Loans repaid in accordance with this Clause
                  9.8 may not be reborrowed and any cancellation of the Available Facility in accordance with this Clause 9.8 shall reduce the Commitment of each Lender rateably and the amount so cancelled may not be reborrowed.

        (d) Any Lender which has provided a Term B Euro Facility Loan and/or a Term B Dollar Facility Loan and/or a Term C Euro Facility Loan and/or a Term C Dollar Facility Loan, shall have the right to elect that any such Loan shall not be mandatorily repaid in accordance with this Clause 9.8 PROVIDED THAT the amount which would have been applied towards such mandatory prepayment can be applied towards the mandatory prepayment of Term Disposal Facility Loans and/or Term A Facility Loans which remain outstanding. Any Lenders wishing to make such an election shall notify the Agent accordingly. The sums which would have been applied towards the repayment of such Loans shall be applied towards the repayment of the remaining Term Facility Loans and (if appropriate) in payment to the relevant member of the Group (and corresponding cancellation of the remaining Available Facility in respect of each Revolving Facility), in each case in accordance with paragraphs (a) or
                  (b) above (as applicable).

9.9     PREPAYMENT ESCROW ACCOUNTS
        (a) If Clause 9.4 (EXCESS CASH FLOW) to Clause 9.7 (ACQUISITION RECOVERY PROCEEDS) inclusive would require the Obligor's Agent to procure the prepayment of any Loan otherwise than at the end of an Interest Period relating to that Loan, the Obligor's Agent can elect (by written notice to the Agent to be received not later than 10 a.m. three Business Days prior to the date on which the prepayment obligation would, but for this Clause 9.9, arise) to credit the amount to be prepaid to an identified Prepayment Escrow Account on the date on which the prepayment obligation would, but for this Clause 9.9, arise and to prepay the relevant Loan at the first occurring end

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

                  of an Interest Period relative to the Loan to be repaid. Following any such election and provided the required payment is made to such Prepayment Escrow Account the obligation to prepay the relevant Loan will not arise until the first occurring end of an Interest Period relative to such Loan to be repaid.

        (b) The Obligor's Agent and each Obligor hereby irrevocably authorises the Agent to withdraw monies from any Prepayment Escrow Account and apply such monies against prepayments which are due to be made hereunder.

        (c) The Parties agree that interest which has accrued on any Prepayment Escrow Account may be withdrawn by the Obligor in whose name that Prepayment Escrow Account is held in accordance with the mandate relating to such account PROVIDED THAT no such withdrawal may be made while a Default is continuing.

        (d) If an amount is paid into a Prepayment Escrow Account pursuant to the provisions of paragraph (e) (ii) of the definition of Permitted Disposals in Clause 1.1 (DEFINITIONS) then the Obligor's Agent shall be entitled, during the 180 or, as appropriate, 360 day period referred to in that paragraph (e)
                  (ii) in relation to such amount to withdraw (or, as the case may be, require the Obligor in whose name such Prepayment Escrow Account is held to withdraw) sums from such account only to the extent that it certifies to the Agent (providing any supporting evidence reasonably required by the Agent) that such sums will be used to acquire Comparable Assets as defined in paragraph (e) of the definition of Permitted Disposals. Any amounts not so applied as specified above during such 180 or, as appropriate, 360 day period shall be promptly applied in repayment of the outstanding Loans in accordance with this Clause 9.9.

9.10    VOLUNTARY CANCELLATION
        (a) The Obligor's Agent may, if it gives the Agent not less than ten Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of EUR5,000,000) of an Available Facility. The Obligor's Agent may only cancel any amount of the Available Facility relating to Revolving Facility II if either:

                  (i) the Total Non-Indemnified Unconsolidated Debt has been or will be permanently reduced by at least the same amount prior to any such cancellation and for the avoidance of any doubt the amount of any permanent reduction of Total Non-Indemnified Unconsolidated Debt may only count once for the purpose of this Clause 9.10; or

                  (ii) the Obligor's Agent certifies to the Agent (providing any supporting evidence thereof reasonably requested by the Agent) that after the proposed cancellation the Available Facility relating to Revolving Facility II will be equal to or greater than Total Non-Indemnified Unconsolidated Debt.

                  Any cancellation under this Clause 9.10 shall reduce the Commitments of the Lenders rateably under that Facility.

        (b) The Obligor's Agent may, by giving the Agent not less than ten Business Days' prior notice (or such shorter period as the Majority Lenders may agree) of its intention to do so, procure that the relevant Fronting Bank's liability under a Letter of Credit or a Bank Guarantee is reduced to zero (whereupon the Obligor's Agent and the relevant Borrower shall do so).

9.11    VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS
        (a) A Borrower to which a Term Facility Loan has been made may, if it gives the Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of any Term Facility Loan (but, if in part, being an amount that reduces the Base Currency Amount of the relevant Term Facility Loan by a minimum amount of EUR5,000,000 (in the case of a Term Facility Loan which is not a Dollar Facility Loan) or by a minimum amount of $5,000,000 (in the case of a Dollar Facility Loan) or in any other amount to comply with paragraph (d) of this Clause 9.11).

        (b) A Term Facility Loan may only be prepaid after the last day of the relevant Availability Period (or, if earlier, the day on which the applicable Available Facility is zero) unless paragraph (d) of this Clause 9.11 applies.

        (c) Subject to paragraph (d) of this Clause 9.11, any prepayment under this Clause 9.11 shall:

                  (i) in respect of Term Disposal Facility Loans, satisfy the obligations under Clause 7.1 (REPAYMENT OF TERM DISPOSAL FACILITY LOANS) on a pro rata basis; and

                  (ii) in respect of Term A Facility Loans, Term B Euro Facility Loans, Term B Dollar Facility Loans, Term C Euro Facility Loans and Term C Dollar Facility Loans satisfy the obligations under Clauses 7.2 (REPAYMENT OF TERM A FACILITY LOANS), Clause 7.3 (REPAYMENT OF TERM B DOLLAR FACILITY LOANS), Clause 7.4 (REPAYMENT OF TERM B EURO FACILITY LOANS), Clause 7.5 (REPAYMENT OF TERM C EURO FACILITY LOANS) or, as the case may be, Clause 7.6 (REPAYMENT OF TERM C DOLLAR FACILITY LOANS) in the Prepayment Order.

        (d) Any prepayment of the Facilities from EUR 115,000,000 of the Additional Amount (as defined in the definition of High Yield Notes in Clause 1.1 (DEFINITIONS)) shall be made under this Clause 9.11 and shall be applied in prepayment of the Outstandings as follows:

        (iii) EUR 60,000,000 shall be used in prepayment of the Term A Facility and immediately after such prepayment there shall be deemed to be an immediate re-borrowing of half of such amount so prepaid resulting in a Term A Facility Loan (the "DEEMED LOAN") deemed to be borrowed by Messer Finance S.A. in euro of EUR 30,000,000. The Deemed Loan shall have a first Interest Period ending on 5 June 2001 and EURIBOR in relation to such first Interest Period shall be deemed to be the same as that which applied to the Term A Facility Loans so prepaid. The Deemed Loan shall be applied by the Agent immediately in partial prepayment of the Term Disposal Facility Loans borrowed by Messer Finance S.A. and to the extent such Term Disposal Facility Loans are in dollars those Term Disposal Facility Loans shall be reduced by such prepayment in euro at the Agent's Spot Rate of Exchange for the purchase of dollars with euro on the date of such prepayment, with the net result being that the Term A

                  Facility is permanently prepaid by EUR30,000,000 on the date of the High Yield Proceeds Loan and the Term Disposal Facility is permanently prepaid by the equivalent in dollars of EUR 30,000,000 on the same date and the Deemed Loan remains outstanding on such date; and

        (iv) EUR 55,000,000 shall be used in prepayment of the Term C Euro Facility."

9.12    VOLUNTARY PREPAYMENT OF REVOLVING FACILITY LOANS
        The Borrower to which a Revolving Facility Loan has been made may, if it gives the Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of a Revolving Facility Loan (but if in part, being an amount that reduces the Base Currency Amount of the Revolving Facility Loan by a minimum amount of EUR5,000,000).

9.13    PREPAYMENT PREMIUM
        (a)       If, in each case on or before the Prepayment Premium Date:

                  (i) the whole or any part of any outstanding Prepayment Premium Loan becomes immediately due and payable pursuant to Clause 9.2 (CHANGE OF CONTROL) or Clause
                           9.3 (FLOTATION OR SALE); and/or

                  (ii) a Borrower voluntarily gives the Agent notice, pursuant to Clause 9.11 (VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS), that it wishes to prepay the whole or any part of a Prepayment Premium Loan, the provisions of paragraph (b) below will apply PROVIDED THAT they will not apply to any voluntary prepayment of a Prepayment Premium Loan made in accordance with paragraph (d) of Clause 9.11 (VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS) to the extent such prepayments are made prior to 90 days after the date hereof.

        (b) If all or any part of a Prepayment Premium Loan becomes due and payable in the circumstances set out in paragraph (a) above:

                  (i) an amount equal to the Prepayment Premium applicable to the amount of such Prepayment Premium Loan (excluding any amount which the Obligor's Agent certifies is prepaid as a result of the provisions of paragraph (a)(ii) above out of the amount of Net Disposal Proceeds or Insurance Proceeds or Acquisition Recovery Proceeds which were not required to be used in mandatory prepayment under Clauses 9.5 (ASSET DISPOSALS), 9.6 (INSURANCE PROCEEDS) or 9.7 (ACQUISITION RECOVERY PROCEEDS) respectively) which becomes due and payable (the "APPLICABLE PREPAYMENT PREMIUM") will become immediately due and payable by the Borrower owing such a Prepayment Premium Loan;

                  (ii) each Applicable Prepayment Premium shall be paid to the Agent at the same time as the Prepayment Premium Loan (or any part thereof) to which it relates is repaid to the Agent; and

                  (iii) the Agent shall distribute each Applicable Prepayment Premium between the Lenders rateably according to their participations in each Loan to which that Applicable Prepayment Premium relates.


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

9.14 RIGHT OF REPAYMENT AND CANCELLATION IN RELATION TO A SINGLE LENDER OR FRONTING BANK
        (a)       If:

                  (i) any sum payable to any Lender or Fronting Bank by an Obligor is required to be increased under paragraph
                           (c) of Clause 14.2 (TAX GROSS-UP); or

                  (ii) any Lender or Fronting Bank claims indemnification from the Company under Clause 14.3 (TAX INDEMNITY) or Clause 15.1 (INCREASED COSTS),

                  the Obligor's Agent may, whilst the circumstance giving rise to the requirement or indemnification continues, give the Agent notice:

                           (A) (if such circumstance relates to a Lender) of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender's participation in the Loans; or

                           (B)      (if such circumstance relates to a Fronting
                                    Bank) of cancellation of or of the Obligor's
                                    Agent's intention to procure that Cash
                                    Collateral is provided in respect of that Fronting Bank's Letters of Credit and Bank Guarantees.

        (b) On receipt of a notice referred to in paragraph (a) above, the Commitment of that Lender shall immediately be reduced to zero.

        (c) On the last day of each Interest Period or, as the case may be, Term which ends after the Obligor's Agent has given notice under paragraph (a) above (or, if earlier, the date specified by the Obligor's Agent in that notice), the Borrowers shall:

                           (A) (if the circumstance relates to a Lender) repay that Lender's participation in the Loans;

                           (B) (if the circumstance relates to a Lender) procure either that such Lender's L/C Proportion of each relevant Letter of Credit be reduced to zero (by reduction of the amount of that Letter of Credit in an amount equal to that Lender's L/C Proportion) or that Cash Collateral be provided to the Agent in an amount equal to such Lender's L/C Proportion of that Letter of Credit);

                           (C) (if the circumstance relates to a Lender) procure either that such Lender's Guarantee Proportion of each relevant Bank Guarantee be reduced to zero (by reduction of the amount of that Bank Guarantee in an amount equal to that Lender's Guarantee Proportion) or that Cash Collateral be provided to the Agent in an amount equal to such Lender's Guarantee Proportion of that Bank Guarantee); and

                           (D)      (if the circumstance relates to a Fronting
                                    Bank) procure that the relevant Fronting
                                    Bank's liability under any Letters of Credit and Bank Guarantees issued by it shall either be reduced to zero or otherwise secured by the relevant Borrower providing Cash Collateral in an amount equal to that Fronting Bank's maximum actual and contingent liabilities under those Letters of Credit and Bank Guarantees.

9.15    RESTRICTIONS
        (a) Any notice of cancellation or prepayment given by any Party under this Clause 9 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

        (b) Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty save as provided in Clause 9.13 (PREPAYMENT PREMIUM).

        (c) No Borrower may reborrow any part of a Term Facility which is prepaid.

        (d) Unless a contrary indication appears in this Agreement, any part of a Revolving Facility which is prepaid may be reborrowed in accordance with the terms of this Agreement.

        (e) The Borrowers shall not repay or prepay all or any part of the Loans, reduce the liabilities of the Lenders or Fronting Banks or provide Cash Collateral in respect of Letters of Credit or Bank Guarantees or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

        (f) No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

        (g) If the Agent receives a notice under this Clause 9 it shall promptly forward a copy of that notice to either the Obligor's Agent or the affected Lender, as appropriate.

9.16    AUTOMATIC CANCELLATION
        (a) If the Closing Date does not occur by 30 June 2001 then the Facilities shall be automatically cancelled on that date.

        (b)       If the Fee Letters relating to the fees referred to in Clauses
                  13.5 (ARRANGEMENT FEE) and 13.6 (AGENCY FEE) and 13.7 (SECURITY TRUSTEE FEE) are not all executed, dated and effective within two Business Days of the date of this Agreement then the Facilities shall be automatically cancelled at 11.59pm on second Business Day to occur after the date of this Agreement.

        (c) If the certificate referred to in Clause 26.11 (MGG ACCESSION) is not delivered to the Agent by 11.59 p.m. on 2 May 2001, then the Facilities shall be automatically cancelled at 11.59 p.m. on 2 May 2001.

                                    SECTION 5

                              COSTS OF UTILISATION


10.     INTEREST

10.1    CALCULATION OF INTEREST
        The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

        (a)       Margin;

        (b)       LIBOR or, in relation to any Loan in euro, EURIBOR; and

        (c)       Mandatory Cost, if any.

10.2    MARGIN RATCHETS
        (a) The Margin shall, in respect of all Term A Facility Loans and all Revolving Facility Loans:

                  (i) from the date hereof until the later of (a) the date on which both the Term Disposal Facility has been repaid in full and the conditions specified in Clause 23.38 (TOTAL DEBT RELIEF AMOUNT) have been met and (b) the date falling 12 months after the date hereof, be the Initial Margin for the relevant Facility; and

                  (ii) at any other time, subject to Clause 10.4 (DEFAULT MARGIN) and in accordance with the provisions of Clause
                        10.3 (MARGIN CHANGES), be the Initial Margin for the relevant Facility reduced by the amount determined by the Leverage Ratio for the then most recently ended Relevant Period in respect of which financial statements have been delivered to the Agent pursuant to paragraph
                        (a), (b) or (d) of Clause 21.1 (FINANCIAL STATEMENTS) in accordance with the table set out below PROVIDED THAT if, but for this proviso, the applicable Margin would reduce by more than 0.25 at any one time then it shall only reduce by 0.25.

         ---------------------------------------------------------- ---------------------------------------
                                LEVERAGE RATIO                             AMOUNT OF REDUCTION FROM
                                                                                INITIAL MARGIN
         ---------------------------------------------------------- ---------------------------------------
            Equal to or greater than 3.5:1                                            0
         ---------------------------------------------------------- ---------------------------------------
            Less than 3.5:1 but equal to or greater than 3.0:1                       0.25
         ---------------------------------------------------------- ---------------------------------------
            Less than 3.0:1 but equal to or greater than 2.5:1                       0.50
         ---------------------------------------------------------- ---------------------------------------
            Less than 2.5:1 but equal to or greater than 2.0:1                       0.75
         ---------------------------------------------------------- ---------------------------------------
            Less than 2.0:1                                                          1.00
         ---------------------------------------------------------- ---------------------------------------

        (b) The Margin shall, in respect of all Term B Euro Facility Loans and all Term B Dollar Facility Loans:

                  (i) from the date hereof until the later of the (a) date on which both the Term Disposal Facility has been repaid in full and the conditions specified in Clause

                           23.38 (TOTAL DEBT RELIEF AMOUNT) have been met and
                           (b) the date falling 12 months after the date hereof, be the Initial Margin for the Term B Facilities; and

                  (ii) subject to Clause 10.4 (DEFAULT MARGIN) and in accordance with the provisions of Clause 10.3 (MARGIN CHANGES), at any time when the Leverage Ratio for the then most recently ended Relevant Period in respect of which financial statements have been delivered to the Agent pursuant to paragraph (a), (b) or (d) of Clause 21.1 (FINANCIAL STATEMENTS) is less than 3:1, be the Initial Margin for that Facility less 0.25.

10.3    MARGIN CHANGES
        Any reduction or increase to the Margin provided for by Clause 10.2 (MARGIN RATCHETS) shall take effect in relation to all future Loans with effect from the date the Agent receives the Compliance Certificate (together with the accompanying consolidated financial statements of Newco 2 and, if applicable, the relevant Auditor's Report) in accordance with Clause 21.2 (COMPLIANCE CERTIFICATES) for its most recent Financial Quarter. For these purposes, if there is to be a reduction or increase in the Margin provided for by Clause 10.2 (MARGIN RATCHETS) and there are any existing Term A Facility Loans or Term B Euro Facility Loans outstanding at such time, then at the last day of each then current Interest Period relating to each such Term A Facility Loan or Term B Euro Facility Loan (as applicable) there shall be deemed to be a repayment of such Term A Facility Loan or Term B Euro Facility Loan (as applicable) and an immediate re-borrowing of a Term A Facility Loan or Term B Euro Facility Loan (as applicable) in the same amount and same currency as the Term A Facility Loan or Term B Euro Facility Loan (as applicable) deemed repaid and any change in the Margin applicable to each such new Term A Facility Loan or Term B Euro Facility Loan (as applicable) shall take effect in relation to such new Term A Facility Loan or Term B Euro Facility Loan (as applicable).

10.4    DEFAULT MARGIN
        No reduction in the Margin provided for by Clause 10.2 (MARGIN RATCHETS) will be implemented from the date (a "NO RATCHET DATE") determined by the Agent as being the date on which an Event of Default has occurred or come into existence until the date (a "RATCHET DATE") specified by the Agent as being the date on which it has been demonstrated to its satisfaction that such Event of Default is no longer continuing. The Margin applicable to any Loan outstanding during the period from any No Ratchet Date until the corresponding Ratchet Date shall be the Initial Margin. The Agent shall promptly notify the Lenders and the Obligor's Agent of any determination that an Event of Default has occurred or exists or, as the case may be, that it has been demonstrated to its reasonable satisfaction that such is no longer continuing.

10.5    PAYMENT OF INTEREST
        The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day of each Interest Period (and, if the Interest Period is longer than six Months, on the dates falling at six Monthly intervals after the first day of the Interest Period).

10.6    DEFAULT INTEREST
        (a) If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate one per cent higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 10.6 shall be immediately payable by the relevant Obligor on demand by the Agent.

        (b) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

10.7    NOTIFICATION OF RATES OF INTEREST
        The Agent shall promptly notify the Lenders and the relevant Borrower of the determination of a rate of interest under this Agreement.


11.     INTEREST PERIODS AND TERMS

11.1    SELECTION OF INTEREST PERIODS AND TERMS
        (a) A Borrower (or the Obligor's Agent on behalf of a Borrower) may select:

                  (i) an Interest Period for a Loan in the Utilisation Request for that Loan or (if the Loan has already been borrowed) in a Selection Notice; or

                  (ii) a Term for a Letter of Credit or Bank Guarantee in the Utilisation Request for that Letter of Credit or, as the case may be, Bank Guarantee.

        (b) Each Selection Notice for a Term Facility Loan is irrevocable and must be delivered to the Agent by the Borrower (or the Obligor's Agent on behalf of a Borrower) to which that Term Facility Loan was made not later than the Specified Time.

        (c) If a Borrower (or the Obligor's Agent) fails to deliver a Selection Notice to the Agent in accordance with paragraph (b) above, the relevant Interest Period will, subject to Clause
                  11.2 (CHANGES TO INTEREST PERIODS) and paragraph (j) of this Clause 11.1, be one Month.

        (d) Subject to this Clause 11, a Borrower (or the Obligor's Agent) may select an Interest Period of one, two, three or six Months or any other period agreed between the Obligor's Agent and the Agent (acting on the instructions of all the Lenders). In addition a Borrower (or the Obligor's Agent on its behalf) may select (in relation to a Term Facility) an Interest Period of less than one Month, if necessary to ensure that there are Loans in respect of that Term Facility (with an aggregate Base Currency Amount equal to or greater than the relevant Repayment Instalment) which have an Interest Period ending on a Term Disposal Facility Repayment Date, Term A Facility Repayment Date, Term B Facility Repayment Date or, as the case may be, Term C Facility Repayment Date for the relevant Borrower(s) to make such Repayment Instalment due on that date.

        (e) A Borrower (or the Obligor's Agent on behalf of a Borrower) may select a Term for a Letter of Credit or a Bank Guarantee of a period of up to twelve months, ending on or before the Termination Date for the relevant Revolving Facility.

        (f) An Interest Period for a Loan shall not extend beyond the Termination Date applicable to its Facility. A Term for a Letter of Credit or a Bank Guarantee shall not extend beyond the Termination Date for the relevant Revolving Facility.

        (g) Each Interest Period for a Term Facility Loan shall start on the Utilisation Date or (if already made) on the last day of its preceding Interest Period.

        (h) A Revolving Facility Loan has one Interest Period only, which shall start on the Utilisation Date. A Term for a Letter of Credit or a Bank Guarantee shall start on the Utilisation Date.

        (i)       Prior to the last Syndication Date and subject to paragraph
                  (j) below, Interest Periods shall be one month or such other period as specified by the Agent (acting reasonably) and any Interest Period which would otherwise end during the month preceding or extend beyond a Syndication Date shall end on that Syndication Date. Consequently (for the avoidance of doubt) no Selection Notices are required to be delivered by any Borrower prior to the last Syndication Date.

        (j) The first Interest Period for each Loan made on the Closing Date shall be three Business Days and the first Interest Period for the Deemed Loan referred to in paragraph (d) of Clause 9.11 (VOLUNTARY PREPAYMENT OF TERM FACILITY LOANS) shall end on 5 June 2001.

11.2    CHANGES TO INTEREST PERIODS
        (a) Prior to determining the interest rate for a Term Facility Loan, the Agent may shorten an Interest Period for any Term Facility Loan to ensure there are sufficient Loans for the relevant Term Facility with Interest Periods ending on a Term Disposal Facility Repayment Date, Term A Facility Repayment Date, Term B Facility Repayment Date or, as the case may be, Term C Facility Repayment Date for the relevant Borrower(s) to make the Repayment Instalment due on that date.

        (b) If the Agent makes any of the changes to an Interest Period referred to in this Clause 11.2, it shall promptly notify the Obligor's Agent and the Lenders.

11.3    NON-BUSINESS DAYS
        If an Interest Period or Term would otherwise end on a day which is not a Business Day, that Interest Period or, as the case may be, Term will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not unless such Interest Period is for one day, in which case it shall be the immediately succeeding Business Day).

11.4    CONSOLIDATION AND DIVISION OF TERM FACILITY LOANS
        (a)       Subject to paragraph (b) below, if two or more Interest
                  Periods:

                  (i) relate to Loans under the same Term Facility and in the same currency; and

                  (ii)     end on the same date; and

                  (iii)    are made to the same Borrower
                  those Term Facility Loans will, unless that Borrower (or the Obligor's Agent on its behalf) specifies to the contrary in the Selection Notice for the next Interest Period, be consolidated into, and treated as, a single Loan under the relevant Term Facility on the last day of the Interest Period.

        (b) Subject to Clause 4.4 (MAXIMUM NUMBER OF LOANS, LETTERS OF CREDIT OR BANK GUARANTEE) and Clause 5.3 (CURRENCY AND AMOUNT), if a Borrower (or the Obligor's Agent on its behalf) requests in a Selection Notice that a Term Facility Loan be divided into two or more Loans under the relevant Term Facility, that Term Facility Loan will, on the last day of its Interest Period, be so divided with Base Currency Amounts specified in that Selection Notice, being an aggregate Base Currency Amount equal to the Base Currency Amount of the Term Facility Loan immediately before its division.

        (c) A Term Facility Loan shall be divided into a number of separate Loans with the same initial Interest Periods as the Term Facility Loan immediately prior to such division on the Debtco Exit Date if the provisions of Clause 26.8 (TRANSFERS ON DEBTCO EXIT DATE) so require.


12.     CHANGES TO THE CALCULATION OF INTEREST

12.1    ABSENCE OF QUOTATIONS
        Subject to Clause 12.2 (MARKET DISRUPTION), if LIBOR or, if applicable, EURIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR or EURIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

12.2    MARKET DISRUPTION
        (a) If a Market Disruption Event (as defined in paragraph (b) below) occurs in relation to a Loan for any Interest Period, then the rate of interest on each Lender's share of that Loan for the Interest Period shall be the rate per annum which is the sum of:

                  (i)      the Margin;

                  (ii) the rate notified to the Agent by that Lender (acting in good faith) as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Loan from whatever source it may reasonably select; and

                  (iii) the Mandatory Cost, if any, applicable to that Lender's participation in the Loan.

        (b)       In this Agreement "MARKET DISRUPTION EVENT" means:

                  (i) at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Agent to determine LIBOR or, if applicable, EURIBOR for the relevant currency and Interest Period; or

                  (ii) before close of business in London on the Quotation Day for the relevant Interest Period, the Agent receives notifications from a Lender or Lenders

                           (whose participations in a Loan exceed 50 per cent. of that Loan) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of LIBOR or, if applicable, EURIBOR.

12.3    ALTERNATIVE BASIS OF INTEREST OR FUNDING
        (a) If a Market Disruption Event occurs and the Agent or the Obligor's Agent so requires, the Agent and the Obligor's Agent shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.

        (b) Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and the Obligor's Agent, be binding on all Parties but when the Market Disruption Event ceases to apply any such alternative basis shall cease to apply and the other provisions of this Agreement relating to determining the rate of interest shall apply once more.

12.4    BREAK COSTS
        (a) Each Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

        (b) Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.


13.     FEES

13.1    COMMITMENT FEE
        (a) The Obligor's Agent shall, in respect of each Facility and for the period from the date of this Agreement until (but excluding) the earlier to occur of 20 April 2001 and the Closing Date, pay to the Agent (for the account of each Lender) a commitment fee in the relevant Base Currency computed at a rate of 0.375% per annum on each Lender's Available Commitment under each Facility.

        (b) The accrued commitment fees under paragraph (a) above will only become payable on the earlier to occur of 20 April 2001 and the Closing Date (the "FIRST COMMITMENT FEE DATE"). If the Obligor's Agent cancels the Facilities in full prior to the First Commitment Fee Date no commitment fees will be payable under this Agreement.

        (c) The Obligor's Agent shall, in respect of each Facility, from the earlier to occur of the Closing Date and 20 April 2001 (the "RELEVANT DATE") pay to the Agent (for the account of each Lender) a commitment fee in the relevant Base Currency computed at a rate of 0.75% per annum on each Lender's Available Commitment under each Facility for the Availability Period applicable to that Facility (commencing from the Relevant Date).

        (d) The accrued commitment fees under paragraph (c) above are payable on the last day of each successive period of three Months which ends during the relevant Availability

                  Period (commencing from the earlier to occur of the Closing Date and 20 April 2001), on the last day of the relevant Availability Period and on the date the relevant Lender's Commitment is cancelled.

13.2    LETTER OF CREDIT COMMISSION
        (a) Each Borrower shall, in respect of each Letter of Credit issued at its request, pay to the Agent (for the account of each Lender) (for distribution in proportion to each Lender's L/C Proportion of that Letter of Credit) a letter of credit commission in the relevant Base Currency at the L/C Commission Rate on the maximum actual and contingent liabilities of the Fronting Bank under the relevant Letter of Credit.

        (b) The accrued letter of credit commission shall be paid on the last day of each successive period of three Months which ends during the Term of the relevant Letter of Credit and on the relevant Expiry Date.

13.3    BANK GUARANTEE COMMISSION
        (a) Each Borrower shall, in respect of each Bank Guarantee issued at its request, pay to the Agent (for the account of each Lender) (for distribution in proportion to each Lender's Guarantee Proportion of that Bank Guarantee) a bank guarantee commission in the relevant Base Currency at the Guarantee Commission Rate on the maximum actual and contingent liabilities of the Fronting Bank under the relevant Bank Guarantee.

        (b) The accrued bank guarantee commission shall be paid on the last day of each successive period of three Months which ends during the Term of the relevant Bank Guarantee and on the relevant Expiry Date.

13.4    FRONTING BANK FEE
        Each Borrower shall, in respect of each Letter of Credit and Bank Guarantee issued at its request, pay to the relevant Fronting Bank a fee in the relevant Base Currency in the amounts and at the times agreed between such Fronting Bank and the Obligor's Agent in a Fee Letter.

13.5    ARRANGEMENT FEE
        The Obligor's Agent shall procure that MGG pays to the relevant Arrangers an arrangement fee in the amount and at the times agreed in a Fee Letter.

13.6    AGENCY FEE
        The Obligor's Agent shall procure that MGG pays to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

13.7    SECURITY TRUSTEE FEE
        The Obligor's Agent shall procure that MGG pays to the Security Trustee (for its own account) a security trustee fee in the amount and at the times agreed in a Fee Letter.

                                    SECTION 6

                         ADDITIONAL PAYMENT OBLIGATIONS


14.     TAX GROSS UP AND INDEMNITIES

14.1    DEFINITIONS
        (a)       In this Clause 14:

                  "PROTECTED PARTY" means a Finance Party which is or will be, for or on account of Tax, subject to any liability or required to make any payment in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

                  "QUALIFYING LENDER" means:

                  (i) in respect of a payment made by an Obligor incorporated in the United Kingdom, a Lender which is:

                           (A)      within the charge to United Kingdom
                                    corporation tax as respects that payment and that is a Lender in respect of an advance made by a person that was a bank (as defined for the purpose of section 349 of the Taxes Act in section 840A of the Taxes Act) at the time that advance was made; or

                           (B)      a Treaty Lender with respect to the United
                                    Kingdom;

                  (ii) in respect of payment made by an Obligor which is incorporated in Germany, means any Lender;

                  (iii) in respect of a payment made by an Obligor which is incorporated in the United States of America or any state thereof, a Lender which is:

                           (A) created or organised under the laws of the United States of America or of any state thereof; or

                           (B) a Treaty Lender with respect to the United States of America; or

                           (C) entitled to receive payments under this Agreement without deduction or withholding of any United States federal income Taxes as a result of such payments being effectively connected with the conduct by such Lender of a trade or business within the United States, provided such Lender timely has delivered to the Agent for transmission to the Obligor making such payment two original copies of either (1) Internal Revenue Service Form W-8ECI (or any successor form) certifying that the payments made pursuant to the Finance Documents are effectively connected with the conduct by that Lender of a trade or business within the United States or (2) Internal Revenue Service Form W-8BEN (or any successor form) claiming exemption from withholding in respect of payments made pursuant to the Finance Documents under the portfolio interest exemption or (3) such other applicable form prescribed by the IRS certifying as to such Lender's entitlement to exemption from United States withholding tax with respect to all payments to be made to such Lender under the Finance Documents; and

                  (iv) in respect of a payment by an Obligor not incorporated in the United Kingdom, the United States of America or Germany, any Lender.

                  "TAX CREDIT" means a credit against, relief or remission for, or repayment of, any Tax.

                  "TAX DEDUCTION" means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

                  "TAX PAYMENT" means an increased payment made by an Obligor to a Finance Party under Clause 14.2 (TAX GROSS-UP) or a payment under Clause 14.3 (TAX INDEMNITY).

                  "TREATY LENDER" means, in respect of a jurisdiction, a Lender entitled under the provisions of a double taxation treaty to receive payments of interest from a person resident in such jurisdiction without a Tax Deduction (subject to the completion of any necessary procedural formalities).

        (b) In this Clause 14 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

14.2    TAX GROSS-UP
        (a) Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

        (b) The Obligor's Agent or a Lender shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. If the Agent receives such notification from a Lender it shall notify the Obligor's Agent and that Obligor.

        (c) If a Tax Deduction is required by law to be made by an Obligor in one of the circumstances set out in paragraph (d) below, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

        (d) The circumstances referred to in paragraph (c) above are where a person entitled to the payment:

                  (i)   is the Agent or an Arranger (on its own behalf);  or

                  (ii) is a Qualifying Lender as respects such payment, unless that Qualifying Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate the Tax Deduction is required to be made as a result of the failure of that Qualifying Lender to comply with paragraph (g) below; or

                  (iii) is not or has ceased to be a Qualifying Lender to the extent that this altered status results from any change after the date of this Agreement in (or in the interpretation, administration, or application of) any law or double taxation agreement or any published practice or published concession of any relevant taxing authority.

        (e) If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

        (f) Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

        (g) A Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

14.3    TAX INDEMNITY
        (a) The Obligor's Agent shall (within ten Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered by that Protected Party for or on account of Tax in relation to any sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

        (b) Paragraph (a) above shall not apply with respect to any Tax assessed on a Protected Party:

                  (i) under the law of the jurisdiction in which that Protected Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Protected Party is treated as resident for tax purposes; or

                  (ii) under the law of the jurisdiction in which that Protected Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

                  if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Protected Party.

        (c) A Protected Party making, or intending to make a claim pursuant to paragraph (a) above shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Obligor's Agent.

        (d) A Protected Party shall, on receiving a payment from an Obligor under this Clause 14.3, notify the Agent.

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14.4    TAX CREDIT
        If an Obligor makes a Tax Payment and the relevant Finance Party determines in good faith that:

        (a)       a Tax Credit is attributable to that Tax Payment; and

        (b) that Finance Party has obtained, utilised and retained that Tax Credit,

        the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been made by the Obligor.

14.5    STAMP TAXES
        The Obligor's Agent shall pay and, within ten Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

14.6    VALUE ADDED TAX
        (a) All consideration payable under a Finance Document by an Obligor to a Finance Party shall be deemed to be exclusive of any VAT. If VAT is chargeable, the Obligor shall pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT.

        (b) Where a Finance Document requires an Obligor to reimburse a Finance Party for any costs or expenses, that Obligor shall also at the same time pay and indemnify that Finance Party against all VAT incurred by that Finance Party in respect of the costs or expenses save to the extent that that Finance Party is entitled to repayment or credit in respect of the VAT.


15.     INCREASED COSTS

15.1    INCREASED COSTS
        (a) Subject to Clause 15.3 (EXCEPTIONS) the Obligor's Agent shall, within ten Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation or application of) any law or regulation or
                  (ii) compliance with any law or regulation made after the date of this Agreement.

        (b)       In this Agreement "INCREASED COSTS" means:

                  (i) a reduction in the rate of return from the Facilities or on a Finance Party's (or its Affiliate's) overall capital;

                  (ii)     an additional or increased cost; or

                  (iii) a reduction of any amount due and payable under any Finance Document,

                  which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document, Letter of Credit or Bank Guarantee.

15.2    INCREASED COST CLAIMS
        (a)       A Finance Party intending to make a claim pursuant to Clause
                  15.1 (INCREASED COSTS) shall notify the Agent of the event giving rise to the claim as soon as reasonably practicable after its relevant Facility Office has become aware of such event giving rise to such claim, following which the Agent shall promptly notify the Obligor's Agent.

        (b) Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming (in reasonable detail) the amount of its Increased Costs.

15.3    EXCEPTIONS
        (a) Clause 15.1 (INCREASED COSTS) does not apply to the extent any Increased Cost is:

                  (i) attributable to a Tax Deduction required by law to be made by an Obligor;

                  (ii) compensated for by Clause 14.3 (TAX INDEMNITY) (or would have been compensated for under Clause 14.3 (TAX INDEMNITY) but was not so compensated solely because one of the exclusions in paragraph (b) of Clause 14.3 (TAX INDEMNITY) applied);

                  (iii)    compensated for by the payment of the Mandatory Cost;
                           or

                  (iv) attributable to the wilful or grossly negligent breach by the relevant Finance Party or its Affiliates of any law or regulation.

        (b) In this Clause 15.3, a reference to a "TAX DEDUCTION" has the same meaning given to the term in Clause 14.1 (DEFINITIONS).


16.     OTHER INDEMNITIES

16.1    CURRENCY INDEMNITY
        (a) If any sum due from the Obligor's Agent or an Obligor under the Finance Documents (a "SUM"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "FIRST CURRENCY") in which that Sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

                  (i) making or filing a claim or proof against the Obligor's Agent or that Obligor;

                  (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

                  the Obligor's Agent or that Obligor (as the case may be) shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

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        (b)       The Obligor's Agent and each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

16.2    OTHER INDEMNITIES
        The Obligor's Agent shall (or shall procure that an Obligor will), within ten Business Days of demand, indemnify each Lender and each Fronting Bank against any cost, loss or liability incurred by that Lender or, as the case may be, Fronting Bank as a result of:

        (a)       the occurrence of any Event of Default;

        (b) a failure by the Obligor's Agent or an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 30 (SHARING AMONG THE LENDERS);

        (c) funding, or making arrangements to fund, its participation in a Loan requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Lender alone);

        (d) issuing or making arrangements to issue a Letter of Credit or Bank Guarantee requested by a Borrower in a Utilisation Request but not issued by reason of the operation of any one or more of the provisions of this Agreement; or

        (e) a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Obligor's Agent.

16.3    INDEMNITY TO THE AGENT
        The Obligor's Agent shall promptly indemnify the Agent against any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:

        (a) investigating any event which it reasonably believes is a Default; or

        (b) entering into or performing any foreign exchange contract for the purposes of Clause 6 (OPTIONAL CURRENCIES); or

        (c) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.


17.     MITIGATION BY THE LENDERS

17.1    MITIGATION
        (a) Each Finance Party shall, in consultation with the Obligor's Agent, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under, or cancelled pursuant to, any of Clause 9.1 (ILLEGALITY), Clause 14 (TAX GROSS-UP AND INDEMNITIES) or Clause 15 (INCREASED COSTS) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

        (b) Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

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17.2    LIMITATION OF LIABILITY
        (a) The Obligor's Agent shall indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 17.1 (MITIGATION).

        (b)       A Finance Party is not obliged to take any steps under Clause
                  17.1 (MITIGATION) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.


18.     COSTS AND EXPENSES

18.1    TRANSACTION EXPENSES
        The Obligor's Agent shall promptly on demand pay the Agent and the Arrangers the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution and syndication of:

        (a) this Agreement and any other documents referred to in this Agreement; and

        (b) any other Finance Documents executed after the date of this Agreement.

18.2    AMENDMENT COSTS
        If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 31.9 (CHANGE OF CURRENCY), the Obligor's Agent shall, within ten Business Days of demand, reimburse the Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with that request or requirement.

18.3    ENFORCEMENT COSTS
        The Obligor's Agent shall, within ten Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

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                                    SECTION 7

                                    GUARANTEE


19.     GUARANTEE AND INDEMNITY

19.1    GUARANTEE AND INDEMNITY
        Each Guarantor irrevocably and unconditionally jointly and severally:

        (a) guarantees to each Finance Party punctual performance by each Borrower of all that Borrower's obligations under the Finance Documents;

        (b) undertakes with each Finance Party that whenever a Borrower does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

        (c) indemnifies each Finance Party immediately on demand against any cost, loss or liability suffered by that Finance Party if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal. The amount of the cost, loss or liability shall be equal to the amount which that Finance Party would otherwise have been entitled to recover.

19.2    CONTINUING GUARANTEE
        This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

19.3    REINSTATEMENT
        If any payment by an Obligor or any discharge given by a Finance Party (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

        (a) the liability of each Obligor shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

        (b) each Finance Party shall be entitled to recover the value or amount of that security or payment from each Obligor, as if the payment, discharge, avoidance or reduction had not occurred.

19.4    WAIVER OF DEFENCES
        The obligations of each Guarantor under this Clause 19 will not be affected by an act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause 19 (without limitation and whether or not known to it or any Finance Party) including:

        (a) any time, waiver or consent granted to, or composition with, any Obligor or other person;

        (b) the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

        (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

        (d) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

        (e) any amendment (however fundamental) or replacement of a Finance Document or any other document or security;

        (f) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

        (g)       any insolvency or similar proceedings.

19.5    IMMEDIATE RECOURSE
        Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 19. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

19.6    APPROPRIATIONS
        Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

        (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

        (b) hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 19.

19.7    DEFERRAL OF GUARANTORS' RIGHTS
        Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

        (a)       to be indemnified by an Obligor;

        (b) to claim any contribution from any other guarantor of any Obligor's obligations under the Finance Documents; and/or

        (c) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party.

19.8    ADDITIONAL SECURITY
        This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

19.9    LIMITATION ON GERMAN OBLIGOR GUARANTEE
        (a) To the extent that the guarantee and indemnity in this Clause 19 is given by a German Obligor which is constituted in the form of a GmbH or GmbH & Co. KG (a "RELEVANT GERMAN OBLIGOR") to guarantee obligations of its (direct or indirect) shareholder or a person related to such shareholder within the meaning of Sections 15 et seq. of the German Stock Corporation Act (for clarification purposes, this does not include a Subsidiary of such German Obligor), the Finance Parties agree that the Agent shall not make any demand against such Relevant German Obligor under the guarantee and indemnity until the earlier of:

                  (i) 45 days after the notification in writing to such Relevant German Obligor or its general partner, as the case may be, by the Agent of the Agent's intention to engage a firm of auditors as contemplated in paragraph
                        (b) below; and

                  (ii) the date on which the Auditors' Determination (as defined in paragraph (e) below) is available to the Agent, if such Auditors' Determination is up to date and in any event prepared as of a date no earlier than 21 days prior to the date of enforcement.

        (b) The Agent shall at all times, acting reasonably and subject to the right of a Relevant German Obligor to itself engage a firm of auditors in accordance with paragraph (d) below, have the right to engage at its sole discretion and at the Relevant German Obligor's expense a firm of auditors of international standard and reputation which shall proceed to audit the Relevant German Obligor or its general partner, as the case may be, with a view to investigating to what extent the Relevant German Obligor's or its general partner's, as the case may be, net assets exceed its registered share capital and to produce an Auditors' Determination on the basis set out in paragraph (e) below.

        (c) Each Relevant German Obligor or its general partner, as the case may be, shall render all and any reasonable assistance requested by the Agent for the purposes of facilitating the audit referred to in paragraph (b) above and shall allow full access to and inspection of its books and any other necessary documents.

        (d) Each Relevant German Obligor at all times shall be entitled itself to engage a firm of auditors (subject to the prior agreement of the Agent, not to be unreasonably withheld, as to the identity of such firm of auditors if such Relevant German Obligor intends to instruct a different firm of auditors than that used most recently by it) to produce the Auditors' Determination on the basis set out in paragraph (e) below.

        (e) The determination by the auditors (the "AUDITORS' DETERMINATION") of the amounts which may be claimed against a Relevant German Obligor under the guarantee and indemnity in this Clause 19 pursuant to Sections 30, 31 of the German Limited Liability

                  Companies Act (GMBH-GESETZ) in conjunction with Section 172a of the German Commercial Code (HANDELSGESETZBUCH), as the case may be, shall take into account the general accepted accounting principles applicable in Germany (GAAP) as well as the applicable court rulings and will be subject to the adjustments referred to in paragraph (f) below. The Agent shall, after it receives an Auditors' Determination produced at its request, deliver the same to the Relevant German Obligor in issue or its general partner, as the case may be. The Relevant German Obligor shall, after it receives an Auditors' Determination produced at its request, deliver the same to the Agent. An Auditors' Determination shall, in the absence of manifest error, be binding on the parties hereto.

        (f) The maximum amount that may be claimed against a Relevant German Obligor under this Clause 19 shall be the amount specified in an Auditors' Determination on that Relevant German Obligor subject to such Auditors' Determination being up to date and in any event prepared as of a date no earlier than 21 days prior to the date of enforcement PROVIDED THAT for the purposes of the calculation of the amount to be claimed the following balance sheet items shall be adjusted as follows:

                  (i) the amount of any increase of capital (STAMMKAPITAL) after the date hereof (A) that has been effected without the prior written consent of the Agent (acting on the instructions of the Majority Lenders),
                           (B) that has been effected out of retained earnings (Kapitalerhohung aus Gesellschaftsmitteln) or (C) to the extent that is not fully paid up, shall be deducted from the capital (STAMMKAPITAL); and

                  (ii) loans and other contractual liabilities incurred in violation of the provisions of the Finance Documents shall be disregarded.

        (g) If the 45 day period contemplated by paragraph (a) above has passed and the Agent has either not received an Auditors' Determination or has received an Auditors' Determination which, due to lapse of time after its delivery, no longer satisfies the criteria set out in paragraph (f) above, the Agent may proceed to make a demand against the Relevant German Obligor concerned under the guarantee and indemnity in this Clause 19. The maximum amount that may be claimed against such Relevant German Obligor in those circumstances will be the amount determined by the Agent, in good faith by reference to the most recent financial statements delivered pursuant to paragraph (c) of Clause 21.1 (FINANCIAL STATEMENTS), as the amount that would not lead to the situation that such Relevant German Obligor would have insufficient assets to maintain its or its general partner's capital (STAMMKAPITAL). For the purpose of calculating such amount, the adjustments referred to in paragraph (f) above will be made to the most recent financial statements delivered pursuant to paragraph (c) of Clause 21.1 (FINANCIAL STATEMENTS).

        (h) If the amount payable under the guarantee and indemnity was determined:

                  (i)      in accordance with paragraph (g) above; or

                  (ii) by reference to an Auditors' Determination in accordance with paragraph (f) above

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

                  and an Auditors' Determination subsequently delivered to the Agent confirms that the amount available under the guarantee and indemnity at the time of enforcement was less than the amount recovered by the Agent, the Agent agrees to release (or instruct the Security Trustee to release) an amount of the proceeds equal to the amount by which the recoveries from the Relevant German Obligor exceeded the amount determined to be available.

        (i) Each Relevant German Obligor who is a Guarantor shall realise in a situation where that Relevant German Obligor does not have (or would not have as the result of the enforcement of the guarantee in this Clause 19 if Clause 19.9 did not apply) sufficient assets to maintain its or its general partner's capital (STAMMKAPITAL), to the extent legally permissible and commercially justifiable any and all of its assets that are shown in the balance sheet with a book value (BUCHWERT) that is significantly lower than the market value of the asset if such asset is not necessary for such Relevant German Obligor's business (BETRIEBSNOTWENDIG).

        (j) Notwithstanding the above provisions of this Clause 19.9, the provisions of paragraphs (a) to (i) (inclusive) of this Clause
                  19.9 shall not apply:

                  (i) during the Debtco Structure Period to MGG in its capacity as a Guarantor to the extent that any amounts are outstanding from MGG under Intra-Group Loans made by Debtco to MGG at the time the relevant demand is made against MGG under the guarantee and indemnity contained in this Clause 19 (GUARANTEE AND INDEMNITY);

                  (ii) to the extent any of the funds borrowed under this Agreement have been onlent to a Relevant German Obligor who is a Guarantor to the extent that any amounts so on-lent to such Relevant German Obligor are still outstanding at the time the relevant demand is made against such Relevant German Obligor under the guarantee and indemnity contained in this Clause 19 (GUARANTEE AND INDEMNITY).

19.10   LIMITATION ON US OBLIGOR GUARANTEE
        Notwithstanding anything to the contrary contained herein or in any other Finance Document, the maximum liability of each US Guarantor under Clause 19.1 (GUARANTEE AND INDEMNITY) shall in no event exceed an amount equal to the greatest amount that would not render such US Guarantor's obligations hereunder and under the other Finance Documents subject to avoidance under Section 548 of the Bankruptcy Code of the United States of America (Title 11 of the United States of America Code) or any equivalent provision of the laws of any state of the United States of America or to being set aside, avoided or annulled under any applicable laws of any state of the United States of America relating to fraudulent transfers or fraudulent obligations.

19.11   LIMITATION ON FRENCH OBLIGOR GUARANTEE
        Notwithstanding anything to the contrary contained herein or in any other Finance Document, the liability of each French Guarantor:

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

        19.11.1 shall not include any obligation which if incurred would constitute the provision of financial assistance within the meaning of Article 225-216 of the French Code of Commerce;

        19.11.2 shall be limited to an amount not exceeding at any time the greater of:

                  (a) the equivalent in euros of the Utilisations (plus any accrued interest commission and fee thereon) on-lent to that French Guarantor calculated by the Agent on the date on which such Utilisation(s) are made; and

                  (b)      90% of the greater of:

                           (i) the Net Asset Value of that French Guarantor calculated by reference to the most recent audited financial statements of that French Guarantor available at the date it became a Guarantor; and

                           (ii) the Net Asset Value of that French Guarantor calculated by reference to the most recent audited financial statements of that French Guarantor available at the date on which the relevant demand is made on it pursuant to this Clause 19.

                  For the purposes of this Clause 19.11, "Net Asset Value" of a French Guarantor means the capitaux propres (as defined under the provisions of French accounting laws, decrees and regulations consistently applied) of that French Guarantor. A certificate of the statutory auditors of a French Guarantor as to the Net Asset Value shall be prima facie evidence as to the Net Asset Value of that French Guarantor.

19.12   LIMITATION ON LUXEMBOURG OBLIGOR
        Notwithstanding anything to the contrary contained herein or in any other Finance Document, the liability of any Luxembourg Obligor shall not include any obligation which if incurred would constitute unlawful financial assistance or misuse of corporate assets pursuant to the provisions of the amended Luxembourg Companies Act dated 10 August 1915.

19.13   THIRD PARTY RIGHTS OF HEDGE COUNTERPARTIES
        Any Hedge Counterparty which is not a Party but which is a Finance Party may enjoy the benefit of and enforce the terms of this Clause 19 (GUARANTEE AND INDEMNITY) in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999.

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                                    SECTION 8

               REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

20.     REPRESENTATIONS

20.1    SIGNING REPRESENTATIONS OF THE COMPANY
        Subject to matters specifically identified and disclosed against particular representations contained in the Finance Disclosure Letter, the Company makes the following representations and warranties to each Finance Party on the date of this Agreement:

        (a) the representations and warranties set out in Clause 20.4 (STATUS) to Clause 20.10 (NO FILING OR STAMP TAXES) in relation to itself only;

        (b) the representations and warranties set out in Clause 20.24 (REPORTS), Clause 20.25 (BUSINESS PLAN) and Clause 20.27 (GROUP STRUCTURE).

20.2    CLOSING REPRESENTATIONS
        Subject to matters specifically identified and disclosed against particular representations contained in the Finance Disclosure Letter, during the Closing Period, the Closing Representations are deemed to be made by the Obligor's Agent and each Obligor (by reference to the facts and circumstances then existing) to the Finance Parties on each of the following days or dates if such day or date falls within the Closing
        Period:

        (a) the date of each Utilisation Request and the first day of each Interest Period and the first day of each Term;

        (b) the day on which a company becomes (or it is proposed that a company becomes) an Additional Obligor.

20.3    OTHER REPRESENTATIONS
        (a) Subject to matters specifically identified and disclosed against particular representations contained in the Finance Disclosure Letter, the Obligor's Agent and each Obligor make the representations and warranties set out in Clause 20.12 (NO MISLEADING INFORMATION) to the Finance Parties on the date on which the Information Memorandum is approved by the Obligor's Agent and (save as disclosed in writing by the Obligor's Agent to the Agent after approval of such Information Memorandum and prior to a Syndication Date) on each Syndication Date.

        (b) Subject to matters specifically identified and disclosed against particular representations contained in the Finance Disclosure Letter the Repeating Representations are deemed to be made by the Obligor's Agent and each Obligor (by reference to the facts and circumstances then existing) to the Finance Parties on:

                  (i) the date of each Utilisation Request, the first day of each Interest Period and the first day of each Term other than any such day or date falling within the Closing Period; and

                  (ii) the day on which a company becomes (or it is proposed that a company becomes) an Additional Obligor, other than any such day falling within the Closing Period.

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        (c)       The representations and warranties set out in Clause 20.26
                  (BUDGETS) shall be deemed to be made by the Obligor's Agent and MGG to the Finance Parties on the date each Budget is delivered to the Agent.

        (d) On each date that the Obligor's Agent is deemed to make the Closing Representations or the Repeating Representations it shall be deemed to make those Closing Representations or Repeating Representations (as the case may be) on behalf of itself and also in respect of Newco 2 and the Company.

20.4    STATUS
        (a) It is a corporation or company, duly incorporated with limited liability and validly existing under the law of its jurisdiction of incorporation or a partnership duly formed with limited liability.

        (b) It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

        (c) Each Borrower is acting on its own account when entering into this Agreement and drawing Loans under this Agreement.

20.5    BINDING OBLIGATIONS
        The obligations expressed to be assumed by it in each Transaction Document to which it is a party are, subject to the Reservations, legal, valid, binding and enforceable obligations.

20.6    NON-CONFLICT WITH OTHER OBLIGATIONS
        The entry into and performance by it of, and of the transactions contemplated by, the Transaction Documents to which it is a party do not and will not conflict with:

        (a)       any law or regulation applicable to it;

        (b) its constitutional documents and (in the case of MGG) its constitutional documents and those of any member of the MGG Group; or

        (c) any agreement or instrument binding upon it or any member of the Group or any of its or any member of the Group's assets, to the extent that such a conflict would reasonably be expected to have a Material Adverse Effect.

20.7    POWER AND AUTHORITY
        It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Transaction Documents to which it is a party and the transactions contemplated by those Transaction Documents. No limit on its powers will be exceeded as a result of the borrowings, granting of Security or giving of guarantees by it contemplated by the Finance Documents to which it is a party.

20.8    VALIDITY AND ADMISSIBILITY IN EVIDENCE
        All Authorisations required:

        (a) to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and

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        (b)       subject to the Reservations, to make the Transaction Documents to which it is a party admissible in evidence in its jurisdiction of incorporation,

        have been obtained or effected and are in full force and effect, save for any filings or registrations required in relation to the Security constituted by any Security Document which filings or registrations will be made promptly after execution of the relevant Security Document and in any event within applicable time limits.

20.9    GOVERNING LAW AND ENFORCEMENT
        (a) Subject to the Reservations, the choice of English law as the governing law of the Finance Documents (or, in respect of any Subordination Agreements or Security Documents to which it is a party, the relevant governing laws of such Subordination Agreements or Security Documents) will be recognised and enforced in its jurisdiction of incorporation.

        (b) Subject to the Reservations, any judgment obtained in England in relation to a Finance Document (or, in respect of any Subordination Agreements or Security Documents to which it is a party, any judgement obtained in the courts which are expressed to have jurisdiction to hear disputes under such Subordination Agreements or Security Documents) will be recognised and enforced in its jurisdiction of incorporation.

20.10   NO FILING OR STAMP TAXES
        Save to the extent identified in any legal opinion delivered pursuant to Clause 4 (CONDITIONS OF UTILISATION) or Clause 26 (CHANGES TO THE OBLIGORS), under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents which have been executed be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to such Finance Documents or the transactions contemplated by such Finance Documents. Any such requirements identified in any such legal opinions will promptly be effected or paid either (in respect of the Obligor's Agent) after the date of this Agreement or (in respect of an Additional Obligor) after it becomes a Party.

20.11   NO DEFAULT
        (a) No Event of Default is continuing or would reasonably be expected to result from the making of any Utilisation.

        (b) No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or its Subsidiaries') assets are subject which would reasonably be expected to have a Material Adverse Effect.

20.12   NO MISLEADING INFORMATION
        (a) So far as it is aware after due and careful enquiry, any material factual information provided by it or any of its Subsidiaries (or, in the case of MGG, any of its Holding Companies) (in each case taken as a whole) for the purposes of the Information Memorandum was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

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        (b)       The financial projections contained in the Information
                  Memorandum have been prepared on the basis of recent historical information and on the basis of reasonable assumptions at the time of such preparation.

        (c) Nothing has occurred or been omitted from the Information Memorandum and no information has been given or withheld that results in the material information contained in the Information Memorandum (taken as a whole) being untrue or misleading in any material respect.

        (d) So far as it is aware after reasonable enquiry, all material written information (taken as a whole) (other than the Information Memorandum) supplied by any member of the Group is true, complete and accurate in all material respects as at the date it was given and is not misleading in any material respect.

20.13   FINANCIAL STATEMENTS
        The Original Financial Statements and (in the case of each of Newco 2, MGG and each Borrower) its most recent audited financial statements delivered to the Agent pursuant to paragraph (a) or (d) of Clause 21.1 (FINANCIAL STATEMENTS):

        (a) were prepared in accordance with Relevant GAAP consistently applied; and

        (b) fairly represent its financial condition and operations (consolidated in the case of (1) MGG, with respect to the Original Financial Statements and (2) Newco 2, with respect to its financial statements delivered to the Agent pursuant to Clause 21.1 (FINANCIAL STATEMENTS)) during the relevant financial year.

20.14   FINANCIAL YEAR END
        Except as permitted under Clause 23.31 (ACCOUNTING REFERENCE DATE) the financial year end of the Newco 2 Group is 31 December.

20.15   PARI PASSU RANKING
        Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

20.16   NO PROCEEDINGS PENDING OR THREATENED
        No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which would reasonably be expected to have a Material Adverse Effect have been started or (to the best of its knowledge and belief) threatened against it or any of its Subsidiaries. No labour disputes, which would reasonably be expected to have a Material Adverse Effect, have been started or (to the best of its knowledge and belief) threatened against it or any of its Subsidiaries.

20.17   ENVIRONMENTAL COMPLIANCE
        It and each of its Subsidiaries has performed and observed in all material respects all Environmental Law, Environmental Permits and all other material covenants, conditions, restrictions or agreements directly or indirectly concerned with any contamination, pollution or waste or the release or discharge of any toxic or hazardous substance in connection with any real property which is or was at any time owned, leased or occupied by it, or any of its

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        Subsidiaries or on which it or any of its Subsidiaries has conducted any activity where failure to do so would reasonably be expected to have a Material Adverse Effect.

20.18   ENVIRONMENTAL CLAIMS
        No Environmental Claim has been commenced or (to the best of its knowledge and belief) is threatened against it or any of its Subsidiaries where that claim would reasonably be expected to have a Material Adverse Effect.

20.19   TAXATION
        (a) It and each of its Subsidiaries which is a Material Company has duly and punctually paid and discharged all Taxes imposed upon it or its assets within the time period allowed without incurring penalties (save to the extent that (i) payment is being contested in good faith, (ii) it has maintained adequate reserves for those Taxes and (iii) payment can be lawfully withheld or any such non-payment or non-discharge would not reasonably be expected to have a Material Adverse Effect).

        (b) It and each of its Subsidiaries which is a Material Company is not overdue in the filing of any Tax returns where such late filing would reasonably be expected to have a Material Adverse Effect.

        (c) No claims are being or are reasonably likely to be asserted against it or any of its Subsidiaries which is a Material Company with respect to Taxes which would reasonably be expected to have a Material Adverse Effect.

20.20   SECURITY AND FINANCIAL INDEBTEDNESS
        (a) Save for Permitted Security, no Security exists over all or any of the present or future revenues, assets or undertakings of it or any Material Company or Obligor.

        (b) Save for Permitted Indebtedness, neither it nor any of its Consolidated Subsidiaries has any Financial Indebtedness.

        (c) The execution of the Finance Documents to which it is a party and the exercise by it of its rights thereunder will not result in the existence or imposition of nor oblige any Material Company or any Obligor to create any Security (save for Permitted Security) in favour of any person over any of its present or future revenues, assets or undertakings.

20.21   SECURITY INTERESTS
        (a) It is, or will be upon execution of the relevant Security Documents on the Closing Date occurring (if later), the absolute legal and, where applicable, beneficial owner of all the assets over which it purports to create Security pursuant to the Security Documents and (subject to the Reservations) each Security Document to which it is a party creates the Security which that Security Document purports to create or, if that Security Document purports to evidence Security, accurately evidences Security which has been validly created.

        (b) The shares and, if applicable, limited partnership interests charged, mortgaged or pledged by it pursuant to the Security Documents are all fully paid up (and in the case of limited partnership interests have not been repaid) and not subject to any option to

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                  purchase or similar rights save that 66 2/3% of the shares in
                  Newco 2 are subject to the Call Option (as defined in the Business Combination Agreement).

20.22   INTELLECTUAL PROPERTY
        It is not aware of any adverse circumstance relating to validity, subsistence or use of any of its or its Subsidiaries' Intellectual Property which would reasonably be expected to have a Material Adverse Effect.

20.23   GOOD TITLE TO ASSETS
        It and each of its Subsidiaries has good title to or valid leases of or other appropriate licence, authorisation or consent to use all assets necessary to carry on its business as presently conducted, the absence of which would reasonably be expected to have a Material Adverse Effect.

20.24   REPORTS
        Having made all reasonable enquiries in the circumstances of the Acquisition and the negotiation of the Acquisition Documents:

        (a) it is not aware of any materially adverse inaccuracy as to factual matters relating to either the MGG Group or Syngas contained in the Reports; and

        (b) it is not aware of any facts or matters not stated in the Reports, the omission of which make any statements contained therein (taking the Reports as a whole) misleading in any materially adverse respect.

20.25   BUSINESS PLAN
        (a) The Business Plan has been prepared using accounting policies, practices and procedures consistent, in all material respects, with IAS.

        (b) After due and careful consideration, having made all reasonable efforts to make due and careful enquiries in connection with the Acquisition (including, without limitation, discussing the Business Plan with relevant managers employed by members of the MGG Group), it:

                  (i) is not aware of any material inaccuracy as to factual matters relating to the Group contained in the Business Plan;

                  (ii) does not regard as unreasonable, or to any material extent, unattainable, any of the forecasts or projections set out in the Business Plan;

                  (iii) believes that the Cost Savings will in all material respects be achieved on or before the fourth anniversary of the Closing Date;

                  (iv) believes the assumptions, upon which the forecasts and projections in relation to the Group contained in the Business Plan are based, to be fair and reasonable in all material respects at the time made;

                  (v) is not aware of any facts or matters omitted from the Business Plan or the Original Financial Statements, the omission of which make any statements contained therein (taken as a whole) misleading in any material respect;

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                  (vi)     has made full disclosure of all material facts
                           relating to the Group to all the persons responsible for the preparing of the Business Plan; and

                  (vii) believes that the disposal of sufficient of the shares of the companies identified in the Disposal Plan and/or the assets of such companies to realise the amount of Net Disposal Proceeds assumed in the Business Plan is achievable before the Term Disposal Facility Repayment Date,

                  PROVIDED THAT the above representations in this Clause 20.25 are given subject to the qualification that projections are based on estimates and assumptions and are subject to business, economic and competitive uncertainties and contingencies and that accordingly no assurances can be given or representation made that any of the assumptions are correct, that projections will be attained or that forward-looking statements expressed in the projections will correspond to actual results.

20.26   BUDGETS
        It:

        (a) regards (as at the date each Budget is delivered to the Agent) as neither unreasonable, nor to any material extent unattainable, any of the forecasts or projections set out in the latest Budget delivered under Clause 21.3 (BUDGETS) or pursuant to Schedule 2 (CONDITIONS PRECEDENT);

        (b) believes (having made all reasonable enquiries) the assumptions, upon which the forecasts and projections in relation to the Newco 2 Group contained in the latest Budget delivered under Clause 21.3 (BUDGETS) or pursuant to Schedule 2 (CONDITIONS PRECEDENT) are based, to be fair and reasonable; and

        (c) has, to the best of its knowledge and belief (having made all reasonable efforts to make due and careful enquiry), made full disclosure of all material facts relating to the Newco 2 Group to all the persons responsible for the preparing of the latest Budget delivered under Clause 21.3 (BUDGETS) or pursuant to
                  Schedule 2 (CONDITIONS PRECEDENT),

        PROVIDED THAT the above representations in this Clause 20.26 are given subject to the qualification that projections are based on estimates and assumptions and are subject to business, economic and competitive uncertainties and contingencies and that accordingly no assurances can be given or representation made that any of the assumptions are correct, that projections will be attained or that forward-looking statements expressed in the projections will correspond to actual results.

20.27   GROUP STRUCTURE
        The Group Structure Chart delivered to the Agent pursuant to Clause 4 (CONDITIONS OF UTILISATION) or any revised group structure chart delivered to the Agent pursuant to Clause 23.32 (REVISED GROUP STRUCTURE) is true, complete and accurate in all material respects.

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20.28   OWNERSHIP OF OBLIGORS
        From the Closing Date (save as expressly contemplated in the Business Combination Agreement on the terms and conditions set out in the Business Combination Agreement):

        (a) the Company will directly and beneficially own 100% of the issued shares of Newco 2; and

        (b) Newco 2 will directly and beneficially own 100% of the issued shares of MGG (save that during the Debtco Structure Period Newco 2 will directly and beneficially own 100% of the issued shares of Debtco and Debtco will directly and beneficially own 100% of the shares of MGG and until the contribution of the Family MGG Shares to Newco 2 in accordance with the BCA becomes effective (as referred to in paragraph 4(d) of Part I of Schedule 2 (CONDITIONS PRECEDENT)) Newco 2 will directly and beneficially own 66 2/3% of the issued shares of MGG).

20.29   CONSENTS AND APPROVALS
        All necessary consents, licences, authorisations and approvals to the transactions constituted by the Transaction Documents have been obtained and all consents, licences, authorisations and other approvals necessary for the conduct of the business of the Group as a whole have been obtained, their terms and conditions have been complied with in all material respects and they have not been and, so far as it is aware, will not be revoked or otherwise terminated, save in each case to the extent that the absence of any such consent or filing or variation would not reasonably be expected to have a Material Adverse Effect.

20.30   ACQUISITION DOCUMENTS
        (a) There has been no amendment, variation or waiver of the terms of any of the Acquisition Documents save for any amendments, variations or waivers:

                  (i) approved in writing by the Agent (acting on the instructions of the Majority Lenders); or

                  (ii) which are of a minor or technical nature or which could not reasonably be considered to be adverse in any material respect to the interests of any of the Finance Parties.

        (b) The Acquisition Documents contain all of the terms of the agreement between the Investors, the members of the Group and the Vendor in relation to the Acquisition (other than agreements made between the Investors inter se).

        (c) It is not aware of any event, fact or circumstance which would constitute a material breach of warranty or misrepresentation or material breach of contract in respect of an Acquisition Document, or otherwise allow it to make any other claim (other than minor claims of a non material nature) against either the Vendor or an Affiliate of the Vendor.

20.31   ISSUE OF SHARE CAPITAL
        There are no agreements in force to which any member of the Group is party or corporate resolutions passed which call for the present or further issue or allotment of, or grant to any person the right (whether conditional or otherwise) to call for the issue or allotment of any

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        share or partnership interest (or equivalent) of any member of the MGG
        Group (including an option or right of pre-emption or conversion) other than:

        (a)       pursuant to the Singapore Separation Agreement;

        (b)       as expressly provided in the Shareholders' Agreement;

        (c) rights under employee share ownership plans in relation to shares in members of the MGG Group (other than MGG);

        (d) rights under shareholders' or joint venture agreements, or under the constituent documents of the relevant entity, held by minority shareholders of members of the MGG Group (other than MGG) or by their Affiliates; and

        (e) the existing agreement between Neal and Massy Gas Products Ltd. ("NMG"), MGG and Messer Trinidad & Tobago Limited ("MTTL") pursuant to which NMG is required to subscribe for 26% of the issued share capital of MTTL.

20.32   NO TRADING
        Save as contemplated by, or otherwise in connection with, the Transaction Documents and the transactions contemplated thereby, neither the Company or Newco 2 or Debtco or any Treasury Borrower has traded or undertaken any commercial activities of any kind or has any liabilities or obligations (actual or contingent).

20.33   PENSIONS
        Each member of the Group is in compliance with all applicable laws and contracts relating to the pension schemes (if any) operated by it or in which it participates, save where any failure to comply would not reasonably be expected to have a Material Adverse Effect, and (to the extent required by applicable law) each such pension scheme is fully funded based on reasonable actuarial assumptions and administered and funded in accordance with applicable law (save as would not reasonably be expected to have a Material Adverse Effect).

20.34   ERISA AND MULTIEMPLOYER PLANS
        (a) Neither any US Group Member nor any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the five calendar years immediately preceding the date of this Agreement made or accrued an obligation to make contributions to any Multiemployer Plan to an extent or in a manner which would reasonably be expected to have a Material Adverse Effect.

        (b) Each Employee Plan is in compliance in form and operation with ERISA and the Code and all other applicable laws and regulations save where any failure to comply would not reasonably be expected to have a Material Adverse Effect.

        (c)       Each Employee Plan which is intended to be qualified under
                  Section 401(a) of the Code has been determined by the IRS to be so qualified or is in the process of being submitted to the IRS for approval or will be so submitted during the applicable remedial amendment period, and, to the knowledge of the Obligor's Agent, nothing has occurred since the date of such determination that would adversely affect such determination where such adverse effect would reasonably be expected to have a Material Adverse Effect (or, in the case of an Employee Plan with no determination,

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                  nothing has occurred that would adversely affect such
                  qualification where such adverse effect would reasonably be expected to have a Material Adverse Effect).

        (d) The fair market value of the assets of each Employee Plan subject to Title IV of ERISA is at least equal to the present value of all accumulated benefit obligations under each such Employee Plan (based on the assumptions used for the purposes of Statement of Financial Accounting Standards No. 87) as of the date of the most recent financial statement reflecting such amounts or, if, as of such date, additional contributions are required, the Obligor's Agent does not believe that the making of such additional contribution to the extent necessary to satisfy legal requirements would reasonably be expected to have a Material Adverse Effect.

        (e) There are no actions, suits or claims pending against an Employee Plan (other than routine claims for benefits) or, to the knowledge of the Obligor's Agent, any US Group Member or any ERISA Affiliate threatened, which would reasonably be expected to be asserted successfully against any Employee Plan, as to which there is a reasonable possibility of such an assertion and which would reasonably be expected either singly or in the aggregate to have a Material Adverse Effect.

        (f) Each US Group Member and any ERISA Affiliate has made all material contributions to or under each such Employee Plan required by law within the applicable time limits prescribed thereby, the terms of such Employee Plan, or any contract or agreement requiring contributions to an Employee Plan save where any failure to comply would not reasonably be expected to have a Material Adverse Effect.

        (g) Neither any US Group Member nor any ERISA Affiliate has ceased operations at a facility so as to become subject to the provisions of Section 4068(a) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Employee Plan subject to Section 4064(a) of ERISA to which it made contributions, except where any such ceasing of operations, withdrawal as a substantial employer or ceasing to make contributions would not reasonably be expected to have a Material Adverse Effect.

        (h) Neither any US Group Member nor any ERISA Affiliate has incurred or reasonably expects to incur any liability to PBGC save for any liability which would not reasonably be expected to have a Material Adverse Effect.

20.35   MARGIN STOCK
        (a) No US Group Member is engaged principally, or as one of its important activities, in the business of owning or extending credit for the purpose of purchasing or carrying any Margin Stock.

        (b) The Facilities will not be used, directly or indirectly, for any purpose which might constitute all or any part of the Facilities a "purpose credit" within the meaning of Regulation U or Regulation X.

        (c) No US Group Member or any agent acting on its behalf has taken or will take any action which might cause the Finance Documents to violate any regulation of the Board of Governors of the Federal Reserve System of the United States.

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20.36   INVESTMENT COMPANIES
        No US Group Member is subject to regulation under the United States Public Utility Holding Company Act of 1935 or the United States Investment Company Act of 1940 or any United States federal or state statute or regulation limiting its ability to incur indebtedness.


21.     INFORMATION UNDERTAKINGS

        The undertakings in this Clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. Save as otherwise provided in the Finance Documents (in particular, but without limitation, pursuant to Clause 25.7 (DISCLOSURE OF INFORMATION)) and save for disclosure to their professional advisers, the Lenders shall treat information received pursuant to this Clause 21 as confidential.

21.1    FINANCIAL STATEMENTS
        The Obligor's Agent shall supply to the Agent in sufficient copies for all the Lenders:

        (a) as soon as the same become available, but in any event within 120 days after the end of each of the financial years of Newco 2 which are for the twelve months ending on 31 December:

                  (i) the audited consolidated financial statements of Newco 2 for that financial year; and

                  (ii) the unconsolidated audited financial statements of each Borrower for that financial year; and

                  (iii) the audited consolidated financial statements of MGG for that financial year; and

        (b) as soon as the same become available, but in any event within 45 days after the end of each quarter of each of the financial years of Newco 2, the consolidated financial statements of Newco 2 for that financial quarter consisting of a balance sheet and profit and loss statement and cash flow statement for such financial quarter (and, if any financial quarter of Newco 2 does not end on a Quarter Date, as soon as the same become available, but in any event within 45 days after each Quarter Date, the consolidated financial statements of Newco 2 for the three months ending on that Quarter Date consisting of a balance sheet and profit and loss statement and cash flow statement for such three month period); and

        (c) as soon as the same become available, but in any event within 30 days after the end of each calendar month, commencing with the first full calendar month after the Closing Date, the consolidated profit and loss statement of Newco 2 for that calendar month showing the performance relative to the Budget during such calendar month and for the calendar year to date, together with the amount of Capital Expenditure for that calendar month and the financial liabilities of the Newco 2 Group as at the end of such calendar month (such profit and loss statement to provide as a minimum the information provided in the monthly management reports as at the date of this Agreement); and

        (d) as soon as the same become available, but in any event within 120 days after the end of each calendar year in which the financial year of Newco 2 ending on 31 December is for a period of less than twelve months:

                  (i) the pro forma summary of the audited consolidated financial statements of Newco 2 for that calendar year; and

                  (ii) the pro forma summary of the unconsolidated audited financial statements of each Borrower for that calendar year; and

                  (iii) the pro forma summary of the audited consolidated financial statements of MGG for that calendar year; and

        (e) as soon as the same become available, but in any event within 45 days of the end of each financial quarter of MGG ending after 1 January 2001 but on or before the end of the financial quarter in which the Closing Date occurs, the consolidated financial statements of MGG for that financial quarter consisting of a balance sheet and profit and loss statement and cash flow statement for such financial quarter.

21.2    COMPLIANCE CERTIFICATES
        (a) The Obligor's Agent shall supply to the Agent, with each set of financial statements delivered pursuant to paragraph (a)(i) or (b) or (d) of Clause 21.1 (FINANCIAL STATEMENTS), a Compliance Certificate signed by any Prokurist of Newco 2 setting out (in reasonable detail) computations as to compliance with Clause 22 (FINANCIAL COVENANTS) and Clause
                  23.30 (GUARANTOR GROUP AND SECURITY COVERAGE) and the Material Companies falling within paragraphs (b) and (c) of the definition of Material Company as at the date as at which those financial statements were drawn up and the details listed in paragraphs (i), (ii) and (iii) of the definition of Relevant Debt Relief Amount relating to any disposals during the period to which such financial statements relate which it wishes to include for the purposes of paragraphs (a) and (b) of the definition of Relevant Debt Relief Amount.

        (b) The Obligor's Agent shall supply to the Agent with each set of financial statements delivered pursuant to paragraph (a)(i) or
                  (d)(i) of Clause 21.1 (FINANCIAL STATEMENTS) an Auditor's Report reporting on the Compliance Certificate accompanying such financial statements.

21.3    BUDGETS
        (a) The Obligor's Agent shall, as soon as the same become available, and in any event no later than 15 days prior to the beginning of each calendar year, deliver to the Agent in sufficient copies for the Lenders an annual budget (in a form agreed with the Agent) prepared by reference to each calendar month in respect of such calendar year including:

                  (i) forecasts of any projected disposals (including timing and amount of any projected disposals) on a consolidated basis of the Newco 2 Group for such calendar year;

                  (ii) projected profit and loss accounts (including projected turnover and operating costs) and projected balance sheets and cash flow statements, together with the main operating assumptions relating to such projected financial statements, on a monthly basis, for such calendar year on a consolidated basis for the Newco 2 Group;

                  (iii) revisions to the projections set out in the Business Plan, together with the main operating assumptions relating thereto, for such calendar year until 31 December 2010, based on the financial condition and performance and prospects of the Newco 2 Group at such time;

                  (iv) projected Capital Expenditure to be incurred on a monthly basis for such calendar year on a consolidated basis for the Newco 2 Group;

                  (v) projected EBIT and EBITDA as at the end of each calendar month in such calendar year; and

                  (vi) a qualitative analysis and commentary from the management on its proposed activities for such calendar year.

        (b) The Obligor's Agent shall, as soon as the same become available, and in any event no later than 15 August in each year, deliver to the Agent in sufficient copies for the Lenders an update to the annual budget previously delivered to the Agent pursuant to paragraph (a) above in respect of that year.

        (c) The Obligor's Agent shall provide the Agent with details of any material changes in the projections delivered under this Clause 21.3 as soon as reasonably practicable after it becomes aware of any such change.

21.4    REQUIREMENTS AS TO FINANCIAL STATEMENTS
        (a) Each set of financial statements delivered by the Obligor's Agent pursuant to Clause 21.1 (FINANCIAL STATEMENTS) shall be certified by a board member of the relevant company as fairly presenting in all material respects its financial condition as at the date as at which those financial statements were drawn up.

        (b) Subject to paragraph (d) below, the Obligor's Agent shall procure that each set of financial statements of the Newco 2 Group or a Borrower delivered pursuant to Clause 21.1 (FINANCIAL STATEMENTS) is prepared using Relevant GAAP, and in the case of the consolidated financial statements of Newco 2 only, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements unless, in relation to the consolidated financial statements of Newco 2, it notifies the Agent that there has been a change in IAS, or the accounting practices or reference periods, and Newco 2's auditors deliver to the Agent:

                  (i) a description of any change necessary for those financial statements to reflect the IAS, accounting practices and reference periods upon which the Original Financial Statements were prepared; and

                  (ii) sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to determine whether Clause 22 (FINANCIAL COVENANTS) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

                  Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

        (c) If the Obligor's Agent notifies the Agent of a change in accordance with paragraph (b) above then the Obligor's Agent and Agent (acting on the Majority Lenders' instructions) shall enter into negotiations in good faith with a view to agreeing:

                  (i) whether or not the change might result in any material alteration in the commercial effect of any of the terms of this Agreement; and

                  (ii) if so, any amendments to this Agreement which may be necessary to ensure that the change does not result in any material alteration in the commercial effect of those terms,

                  and if any amendments are agreed they shall take effect and be binding on each of the Parties in accordance with their terms.

        (d) If the Obligor's Agent notifies the Agent in writing that it wishes the consolidated financial statements of Newco 2 and MGG to be delivered under Clause 21.1 (FINANCIAL STATEMENTS) to be prepared using US GAAP and provides with such notification a description from Newco 2's auditors of the differences for Newco 2's and MGG's consolidated financial statements between US GAAP and IAS as applied to the Original Financial Statements, then the Obligor's Agent and the Agent (acting on the Majority Lenders' instructions) shall enter into negotiations in good faith with a view to agreeing any amendments to this Agreement which may be necessary to ensure that if in future the consolidated financial statements of Newco 2 were to be permitted to be delivered pursuant to Clause 21.1 (FINANCIAL STATEMENTS) prepared using US GAAP rather than IAS such change would not result in any material alteration to the commercial effect of the terms of this Agreement. If any amendments are agreed they shall take effect and be binding on each of the Parties in accordance with their terms and future consolidated financial statements of Newco 2 may be delivered pursuant to Clause 21.1 (FINANCIAL STATEMENTS) prepared using US GAAP.

        (e) Each Lender acknowledges that it shall not unreasonably withhold or delay its consent in relation to any request from the Obligor's Agent under paragraphs (c) or (d) of this Clause 21.4.

21.5    INFORMATION: MISCELLANEOUS
        The Obligor's Agent shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests):

        (a) all documents dispatched by the Obligor's Agent to its shareholders (or any class of them) or its creditors generally pursuant to applicable legal requirements at the same time as they are dispatched;

        (b) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the MGG Group, and which would reasonably be expected to have a Material Adverse Effect;

        (c) promptly notify the Agent in writing upon becoming aware of any pollution or contamination of the environment in respect of which any member of the Group may incur expenditure in excess of EUR10,000,000 (or its equivalent) to clean up or remedy together with details of such pollution or contamination; and

        (d) promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Finance Party (through the Agent) may reasonably request.

21.6    NOTIFICATION OF DEFAULT
        Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

21.7    ERISA RELATED INFORMATION
        (a) The Obligor's Agent shall procure that each US Group Member and each ERISA Affiliate (each a "RELEVANT COMPANY" for the purposes of this Clause 21.7) shall:

                  (i) promptly and in any event within thirty days after any Relevant Company knows or has reason to know that any ERISA Event which would reasonably be expected to have a Material Adverse Effect has occurred; and

                  (ii) promptly and in any event within ten days after any Relevant Company knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, deliver to the Agent a written statement of the Chief Financial Officer of such Relevant Company describing such ERISA Event or waiver request and the action, if any, which it proposes to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto.

        (b) The Obligor's Agent shall procure that each Relevant Company shall simultaneously with the date that any Relevant Company files a notice of intent to terminate any Title IV Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, deliver to the Agent a copy of each notice.


22.     FINANCIAL COVENANTS

22.1    FINANCIAL DEFINITIONS
        In this Clause 22:

        "CAPITAL EXPENDITURE" means any expenditure or obligations in respect of expenditure (including any obligation in respect of the capital element of any Finance Lease) for the acquisition of equipment, fixed assets, real property, intangible assets and other assets of a capital nature, or for the replacements or substitution therefor or additions or improvements thereto, that in any such case have a useful life or more than one year together with the costs incurred in connection therewith but excluding any cash payments in respect of expenditure on Permitted Acquisitions and excluding any expenditure or obligations in respect of expenditure in respect of Restructuring Expenses and excluding any expenditure eliminated on consolidation.

        "CASH" means, at any time, cash at bank and credited to an account in the sole name of a member of the Newco Group.

        "CASH EQUIVALENT INVESTMENTS" means certificates of deposit and debt securities which are not convertible into any other form of security, are not issued or guaranteed by any member of the Newco 2 Group and have a maturity of twelve months or less.

        "CURRENT ASSETS" means the aggregate of inventories of each member of the Newco Group (including advanced payments made), trade accounts receivable of each member of the Newco 2 Group and receivables of each member of the Newco 2 Group relating to long-term construction contracts but excluding amounts receivable in respect of Restructuring Expenses and Exceptional Items.

        "CURRENT LIABILITIES" means the aggregate of trade accounts payable by each member of the Newco 2 Group and advance payments received by each member of the Newco 2 Group on orders (in each case, falling due within twelve months from the date of computation) but excluding liabilities in respect of Restructuring Expenses and Exceptional Items.

        "EBITDA" means, for any period, the consolidated profit from operations of the Newco 2 Group for that period and, in respect of any part (the "PRE-CLOSING PERIOD") of such period which falls prior to the Closing Date, the consolidated profit from operations of the MGG Group for that Pre-Closing Period:

        (a)       excluding any Exceptional Items;

        (b) adding back (in each case only to the extent deducted in calculating consolidated profit from operations):

                  (i) any amount attributable to amortisation of intangible assets (including goodwill);

                  (ii) any amount attributable to depreciation of tangible assets;

                  (iii) any amount attributable to Restructuring Expenses (which is not otherwise excluded by virtue of being an Exceptional Item); and

                  (iv) any amount of expense incurred that is attributable to financing or refinancing Unconsolidated Debt;

        (c) adding any cash dividends declared by any person which is not a member of the MGG Group in favour of a member of the MGG Group during that period; and

        (d) deducting (to the extent otherwise included) any amounts returned to any member of the MGG Group in respect of monies paid by that member of the MGG Group in relation to Unconsolidated Debt,

        PROVIDED THAT no amount shall be excluded, deducted or added back more than once.

        "EXCEPTIONAL ITEMS" means items which are required (due to their size, nature or incidence) to be disclosed separately in accordance with paragraphs 16 - 18 of international accounting standard 8 of IAS.

        "EXCESS CASH FLOW" means, for any period for which it is being calculated, Operating Cash Flow for that period less Total Debt Service for that period but adding back (to the extent included in Total Debt Service) mandatory prepayments made during that period pursuant to Clause 9.4 (EXCESS CASH FLOW) and Clause 9.5 (ASSET DISPOSALS).

        "FINANCIAL QUARTER" means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

        "NET CASH INTEREST PAYABLE" means, in respect of any period and without double counting, the aggregate amount of the interest (including the interest element of any Finance Lease), commission, fees, discounts and other finance payments payable by the Newco 2 Group in respect of any Indebtedness for Borrowed Money (other than arising under permitted Intra-Group Loans) which have accrued during that period,

        (a) ADDING any commission, fees, discounts and other finance payments expensed by the Newco 2 Group under any interest rate hedging arrangement during that period;

        (b) DEDUCTING any commission, fees, discounts and other finance payments receivable by the Newco 2 Group during that period under any interest rate hedging instrument permitted by this Agreement;

        (c) DEDUCTING any interest receivable by the Newco 2 Group on any deposit or bank account during that period;

        (d) EXCLUDING any capitalised interest in respect of the Mezzanine Outstandings, any Direct Mezzanine Refinancing Facility and any Refinancing Notes (for the avoidance of doubt, any interest which has been capitalised in respect of the Mezzanine Outstandings which becomes payable upon any refinancing in full of the Mezzanine Facility permitted hereunder shall be excluded pursuant to this paragraph (d));

        (e) EXCLUDING (for the avoidance of doubt) any arrangement, underwriting or other front end fees payable in respect of (or any prepayment fees in respect of) facilities providing Indebtedness for Borrowed Money; and

        (f) EXCLUDING (for the avoidance of doubt) capitalised borrowing costs relating to the construction of fixed assets PROVIDED THAT such costs have been incurred as Capital Expenditure.

        "OPERATING CASH FLOW" means, in respect of any period, EBITDA for such period after:

        (a)       adding back:

                  (i) any decrease in the amount of Working Capital at the end of such a period compared against the Working Capital at the start of such a period;

                  (ii) any cash receipt in respect of any Exceptional Item (other than in respect of any disposal);

                  (iii) any increase in the amount of Working Capital attributed to any increase of Current Assets in the first two Financial Quarters ending after the Closing Date related to the discontinuance of the Existing Factoring Programme;

                  (iv) the book value of any disposal of assets in the ordinary course of business during that period;

                  (v)      any increases in long term provisions;

                  (vi) any indemnities received in cash by any member of the MGG Group in relation to Unconsolidated Debt (or, to the extent otherwise included, paid directly to the creditor in respect thereof); and

                  (vii) receipts by any member of the Newco 2 Group in respect of Taxes; and

        (b)       deducting:

                  (i) (to the extent otherwise included) any amount of Capital Expenditure actually paid by any member of the Newco 2 Group during that period (other than Capital Expenditure using the Additional Basket) pursuant to paragraph (c)(iii) of Clause 22.3 (CAPITAL EXPENDITURE);

                  (ii) any increase in the amount of Working Capital at the end of such a period compared against the Working Capital at the start of such a period;

                  (iii) (to the extent otherwise included) any amount actually paid in respect of taxes on the profits of any member of the Newco 2 Group;

                  (iv)     any cash payment in respect of any Exceptional Item;

                  (v) (to the extent not deducted under paragraph (b) (iv) above) any cash payment in respect of Restructuring Expenses;

                  (vi) any cash investment in a person which is not a member of the MGG Group other than in respect of Unconsolidated Debt;

                  (vii) (to the extent otherwise included) any decrease in long term provisions; and

                  (viii) the amount of any dividends actually paid in cash by any member of the MGG Group to any person who is not a member of the MGG Group and any cash dividends declared by any member of the MGG Group to any person which is not a member of the MGG Group, and no amount shall be included or excluded more than once save that (except for the purposes of calculating Excess Cash Flow) any cash payment made in 2001 or 2002 in respect of any Restructuring Expenses which is otherwise deducted under paragraph (b) above shall be added back.

        "QUARTER DATE" means each of 31 March, 30 June, 30 September and 31 December.

        "RELEVANT PERIOD" means:

        (a) the period beginning on 1 January 2001 and ending on 30 September 2001; and

        (b) each period of twelve months ending on the last day of each Quarter Date falling after 30 September 2001.

        "TOTAL DEBT" means, at any time, the aggregate of the Indebtedness for Borrowed Money (without double counting) of the Newco 2 Group at that time expressed in euros (and if any such Indebtedness for Borrowed Money is not denominated in euros then the amount of such Indebtedness for Borrowed Money shall be converted into euros using the same principles as those used in establishing a euro denominated figure for operating profit of the Newco 2 Group for the applicable period ending on the date at which the Total Debt figure is being calculated, with the exception that for Indebtedness for Borrowed Money covered under any currency hedging arrangement entered into by the Newco 2 Group the exchange rate to be used shall be the effective rate under that currency hedging arrangement) excluding:

        (a) any Indebtedness for Borrowed Money arising under any permitted Intra-Group Loan;

        (b) any Indebtedness for Borrowed Money owed by Newco 2 under any loan from a Holding Company of Newco 2 to Newco 2;

        (c) any Indebtedness for Borrowed Money to the extent that such Indebtedness for Borrowed Money is supported by any Letter of Credit or Bank Guarantee issued under this Agreement; and

        (d) any Indebtedness for Borrowed Money to the extent that the creditor of such Indebtedness for Borrowed Money has been (and continues at that time to be) provided with first priority Security over a deposit in a bank account securing such Indebtedness for Borrowed Money, but adding Uncovered Non-Indemnified Unconsolidated Debt at that time.

        "TOTAL DEBT SERVICE" means, in respect of any period and without double counting, the aggregate of:

        (a)       Net Cash Interest Payable for that period; and

        (b) the aggregate of scheduled repayments and mandatory prepayments of Total Debt falling due during that period (but excluding:

                  (i) any amounts falling due under either Revolving Facility other than any payments required to be made in permanent reduction of either Revolving Facility;

                  (ii) any prepayments required to be made pursuant to paragraph (a) of Clause 9.5 (ASSET DISPOSALS)); and

                  (iii) any mandatory repayments of Existing Indebtedness falling due as a result of any provisions contained in the relevant agreement pursuant to which such Existing Indebtedness was provided relating to the change of control of any member of the Newco 2 Group as a result of the MGG Acquisition or otherwise triggered by the MGG Acquisition or the entering into of the Finance Documents.

        For the avoidance of doubt, "SCHEDULED REPAYMENTS" are repayments due under the relevant agreement as reduced from time to time (in accordance with the provisions of that agreement) as a consequence of any prepayment.

        "TOTAL SENIOR DEBT" means, at any time (without double counting), the aggregate of the Indebtedness for Borrowed Money of the MGG Group at such time expressed in euros (and if any such Indebtedness for Borrowed Money is not denominated in euros then the amount of such Indebtedness for Borrowed Money shall be converted into euros using the same principles as those used in establishing a euro denominated figure for operating profit of the Newco 2 Group for the applicable period ending on the date at which the Total Senior Debt figure is being calculated, with the exception that for Indebtedness for Borrowed Money covered under any currency hedging arrangement entered into by the Newco 2 Group the exchange rate to be used shall be the effective rate under that currency hedging arrangement):

        (a) excluding any Indebtedness for Borrowed Money arising under any permitted Intra-Group Loan made between members of the MGG Group;

        (b) excluding any Indebtedness for Borrowed Money to the extent that such Indebtedness for Borrowed Money is supported by any Letter of Credit or Bank Guarantee issued under this Agreement;

        (c) excluding any Indebtedness for Borrowed Money to the extent that the creditor of such Indebtedness for Borrowed Money has been (and continues at that time to be) provided with first priority Security over a deposit in a bank account securing such Indebtedness for Borrowed Money;

        (d) less (to the extent otherwise included) any Indebtedness for Borrowed Money outstanding under the Mezzanine Facility Agreement or the Direct Mezzanine Refinancing Facility at such time;

        (e) less (to the extent otherwise included) any Indebtedness for Borrowed Money owing by MGG or, as the case may be, Debtco in respect of any High Yield Proceeds Loan, any Exchange Notes Loan and in respect of any Newco 2 Loan;

        (f) less (to the extent otherwise included) any Indebtedness for Borrowed Money (not falling within paragraphs (b) or (c) above) which is subordinated to the Facilities on terms acceptable to the Majority Lenders; and

        (g) plus Uncovered Non-Indemnified Unconsolidated Debt at that time.

        "UNCOVERED NON-INDEMNIFIED UNCONSOLIDATED DEBT" at any time means the amount of Revolving Facility II which is not at such time utilised less an amount (if any) certified in the then latest Compliance Certificate by which Total Non-Indemnified Unconsolidated Debt has been permanently reduced (by reason of the expiry of a guarantee or indemnity given by a member of the MGG Group which is not to be renewed or as a result of the disposal of the MGG Group's interest in a Joint Venture or Unconsolidated Subsidiary of MGG or payment of a sum under such a guarantee or indemnity by a member of the MGG Group or otherwise) other than by reason of a payment in respect of any Non-Indemnified Unconsolidated Debt from the proceeds of a Revolving Facility II Loan or under a Letter of Credit or Bank Guarantee issued under Revolving Facility II and which such reduction has not been used to enable a Utilisation under Revolving Facility II to be used for general working capital requirements of the MGG Group pursuant to the provisions to paragraph (c) of Clause 3.1 (PURPOSE).

        "WORKING CAPITAL" means at any time Current Assets less Current Liabilities at that time.

22.2    FINANCIAL CONDITION
        The Obligor's Agent shall ensure that:

        (a) EBITDA TO NET CASH INTEREST PAYABLE: The ratio of EBITDA for the Relevant Period ending on each Quarter Date specified in column 1 below to Net Cash Interest Payable for each Relevant Period ended on such Quarter Date shall not be less than the ratio set out in column 2 below opposite such Quarter Date.


                  -------------------------------  -----------------------------------
                             COLUMN 1                           COLUMN 2
                           QUARTER DATE             EBITDA: NET CASH INTEREST PAYABLE
                  -------------------------------  -----------------------------------
                  31 December 2001                              2.15:1.0
                  -------------------------------  -----------------------------------
                  31 March 2002                                 2.15:1.0
                  -------------------------------  -----------------------------------
                  30 June 2002                                  2.25:1.0
                  -------------------------------  -----------------------------------
                  30 September 2002                             2.35:1.0
                  -------------------------------  -----------------------------------
                  31 December 2002                              2.50:1.0
                  -------------------------------  -----------------------------------
                  31 March 2003                                 2.60:1.0
                  -------------------------------  -----------------------------------
                  30 June 2003                                  2.60:1.0
                  -------------------------------  -----------------------------------
                  30 September 2003                             2.70:1.0
                  -------------------------------  -----------------------------------
                  31 December 2003                              2.75:1.0
                  -------------------------------  -----------------------------------
                  31 March 2004                                 2.85:1.0
                  -------------------------------  -----------------------------------
                  30 June 2004                                  3.00:1.0
                  -------------------------------  -----------------------------------
                  30 September 2004                             3.05:1.0
                  -------------------------------  -----------------------------------
                  31 December 2004                              3.10:1.0
                  -------------------------------  -----------------------------------
                  31 March 2005                                 3.25:1.0
                  -------------------------------  -----------------------------------
                  30 June 2005                                  3.35:1.0
                  -------------------------------  -----------------------------------
                  30 September 2005                             3.50:1.0
                  -------------------------------  -----------------------------------
                  31 December 2005                              3.60:1.0
                  -------------------------------  -----------------------------------
                  31 March 2006 and each
                  Quarter Date thereafter                       3.75:1.0
                  -------------------------------  -----------------------------------


        (b) TOTAL SENIOR DEBT TO EBITDA: The ratio of Total Senior Debt on each of the Quarter Dates specified in column 1 below to EBITDA for the Relevant Period ending on such Quarter Date shall not be more than the ratio set out in column 2 below corresponding to that Quarter Date.


                  -------------------------------  -----------------------------------
                             COLUMN 1                          COLUMN 2
                           QUARTER DATE              TOTAL SENIOR DEBT : EBITDA
                  -------------------------------  -----------------------------------
                  31 December 2001                            4.00:1.0
                  -------------------------------  -----------------------------------
                  31 March 2002                               3.90:1.0
                  -------------------------------  -----------------------------------
                  30 June 2002                                3.80:1.0
                  -------------------------------  -----------------------------------
                  30 September 2002                           3.50:1.0
                  -------------------------------  -----------------------------------
                  31 December 2002                            3.00:1.0
                  -------------------------------  -----------------------------------
                  31 March 2003                               2.85:1.0
                  -------------------------------  -----------------------------------
                  30 June 2003                                2.75:1.0
                  -------------------------------  -----------------------------------
                  30 September 2003                           2.70:1.0
                  -------------------------------  -----------------------------------
                  31 December 2003                            2.55:1.0
                  -------------------------------  -----------------------------------
                  31 March 2004                               2.45:1.0
                  -------------------------------  -----------------------------------
                  30 June 2004                                2.30:1.0
                  -------------------------------  -----------------------------------
                  30 September 2004                           2.20:1.0
                  -------------------------------  -----------------------------------
                  31 December 2004                            2.10:1.0
                  -------------------------------  -----------------------------------
                  31 March 2005                               2.00:1.0
                  -------------------------------  -----------------------------------
                  30 June 2005                                1.90:1.0
                  -------------------------------  -----------------------------------
                  30 September 2005                           1.80:1.0
                  -------------------------------  -----------------------------------
                  31 December 2005                            1.70:1.0
                  -------------------------------  -----------------------------------
                  31 March 2006 and each Quarter              1.50:1.0
                  Date thereafter
                  -------------------------------  -----------------------------------


        (c) CASH FLOW TO TOTAL DEBT SERVICE: The ratio of Operating Cash Flow to Total Debt Service for each Relevant Period ended on each Quarter Date specified in column 1 below shall not be less than the ratio set out in column 2 below opposite such Quarter Date.


                  -------------------------------  ----------------------------------------
                              COLUMN 1                            COLUMN 2
                            QUARTER DATE            OPERATING CASH FLOW: TOTAL DEBT SERVICE
                  -------------------------------  ----------------------------------------
                  30 June 2002                                    1.00:1.0
                  -------------------------------  ----------------------------------------
                  30 September 2002                               1.00:1.0
                  -------------------------------  ----------------------------------------
                  31 December 2002                                1.00:1.0
                  -------------------------------  ----------------------------------------
                  31 March 2003                                   1.00:1.0
                  -------------------------------  ----------------------------------------
                  30 June 2003                                    1.00:1.0
                  -------------------------------  ----------------------------------------
                  30 September 2003                               1.05:1.0
                  -------------------------------  ----------------------------------------
                  31 December 2003                                1.05:1.0
                  -------------------------------  ----------------------------------------
                  31 March 2004 and each Quarter                  1.10:1.0
                  Date thereafter
                  -------------------------------  ----------------------------------------


        (d) TOTAL DEBT TO EBITDA: The ratio of Total Debt on each of the Quarter Dates specified in column 1 below to EBITDA for the Relevant Period ending on such Quarter Date shall not be more than the ratio set out in column 2 below corresponding to that Quarter Date.


                  -------------------------------  ---------------------------------
                              COLUMN 1                           COLUMN 2
                            QUARTER DATE                    TOTAL DEBT: EBITDA
                  -------------------------------  ---------------------------------
                  31 December 2001                               5.25:1.0
                  -------------------------------  ---------------------------------
                  31 March 2002                                  5.15:1.0
                  -------------------------------  ---------------------------------
                  30 June 2002                                   5.00:1.0
                  -------------------------------  ---------------------------------



                  -------------------------------  ---------------------------------
                              COLUMN 1                           COLUMN 2
                            QUARTER DATE                    TOTAL DEBT: EBITDA
                  -------------------------------  ---------------------------------
                  30 September 2002                              4.70:1.0
                  -------------------------------  ---------------------------------
                  31 December 2002                               4.10:1.0
                  -------------------------------  ---------------------------------
                  31 March 2003                                  3.90:1.0
                  -------------------------------  ---------------------------------
                  30 June 2003                                   3.85:1.0
                  -------------------------------  ---------------------------------
                  30 September 2003                              3.75:1.0
                  -------------------------------  ---------------------------------
                  31 December 2003                               3.60:1.0
                  -------------------------------  ---------------------------------
                  31 March 2004                                  3.50:1.0
                  -------------------------------  ---------------------------------
                  30 June 2004                                   3.35:1.0
                  -------------------------------  ---------------------------------
                  30 September 2004                              3.25:1.0
                  -------------------------------  ---------------------------------
                  31 December 2004                               3.10:1.0
                  -------------------------------  ---------------------------------
                  31 March 2005                                  3.00:1.0
                  -------------------------------  ---------------------------------
                  30 June 2005                                   2.90:1.0
                  -------------------------------  ---------------------------------
                  30 September 2005                              2.80:1.0
                  -------------------------------  ---------------------------------
                  31 December 2005                               2.70:1.0
                  -------------------------------  ---------------------------------
                  31 March 2006 and each Quarter                 2.50:1.0
                  Date ending thereafter
                  -------------------------------  ---------------------------------


22.3    CAPITAL EXPENDITURE
        (a) The Obligor's Agent shall ensure that the Newco 2 Group (and, to the extent that any such period occurs prior to the Closing Date, the Newco 2 Group and the MGG Group combined) shall not incur Capital Expenditure in any Financial Quarter specified in Column 1 below in excess of the amount set out in Column 2 below as applicable for such Financial Quarter:


                   COLUMN 1                             COLUMN 2
                   CALENDAR YEAR ENDING                 MAXIMUM CAPITAL
                                                        EXPENDITURE (EUROS)
                   31 December 2001                     39,800,000
                   31 March 2002                        54,200,000
                   30 June 2002                         51,100,000
                   30 September 2002                    49,600,000
                   31 December 2002                     51,300,000


                  provided always that the Obligor's Agent shall ensure that the Newco 2 Group (including, prior to the Closing Date, the MGG Group) shall not incur Capital Expenditure in the calendar year ending 31 December 2001 or the calendar year ending 31 December 2002 in excess of the amount specified in Column 2 of paragraph (b) below applicable to such calendar year.

        (b) The Obligor's Agent shall ensure that the Newco 2 Group shall not incur Capital Expenditure in any calendar year specified in Column 1 below in excess of the amount set out in Column 2 below as applicable for such calendar year:


                   COLUMN 1                             COLUMN 2
                   CALENDAR YEAR ENDING                 MAXIMUM CAPITAL
                                                        EXPENDITURE (EUROS)
                   31 December 2001                     179,000,000
                   31 December 2002                     179,000,000
                   31 December 2003                     180,000,000
                   31 December 2004                     187,600,000
                   31 December 2005                     190,000,000
                   31 December 2006                     200,000,000
                   31 December 2007                     200,000,000


        (c)       Notwithstanding paragraphs (a) and (b) above:

                  (i) to the extent that in any Financial Quarter ending in 2001 or in any Financial Quarter ending in 2002 the amount spent in making Capital Expenditure on assets is less than the maximum expenditure limit for such Financial Quarter, an amount equal to 100% of the amount of such shortfall (the "RELEVANT FQ AMOUNT") may be carried forward to the following Financial Quarter in that calendar year only and added to the maximum expenditure limit specified in Column 2 of paragraph (a) above in respect of such following Financial Quarter but provided that if such Relevant FQ Amount is not spent within such following Financial Quarter it shall cease to be available. For the purposes of determining whether the Relevant FQ Amount has been spent in such following Financial Quarter, it will be presumed that such Relevant FQ Amount is spent before all of the other Capital Expenditure permitted by paragraph (a) above to be spent in such following Financial Quarter has been spent;

                  (ii) to the extent that in any calendar year the amount spent in making Capital Expenditure on assets is less than the maximum expenditure limit for such period, an amount equal to 50% of the amount of such shortfall (the "RELEVANT AMOUNT") may be carried forward to the following calendar year only and added to the maximum expenditure limit specified in Column 2 of paragraph (b) above in respect of such following calendar year (and in respect of any Relevant Amount carried forward from 2001 to 2002, such Relevant Amount shall be added so that the maximum capital expenditure permitted in each Financial Quarter in 2002 is increased pro rata) but provided further that if such Relevant Amount is not spent within such following calendar year it shall cease to be available. For the purposes of determining whether the Relevant Amount has been spent in such following calendar year, it will be presumed that such Relevant Amount is spent before all of the other Capital Expenditure permitted by paragraph (b) above (or, in the case of any Relevant Amount carried forward from 2001 to 2002, paragraph (a) above) to be spent in such following calendar year has been spent; and

                  (iii) an amount of the Additional Basket may be added to the maximum Capital Expenditure amount permitted in respect of any calendar year commencing after 31 December 2000,

                  PROVIDED THAT the amount of such permitted maximum Capital Expenditure for any calendar year specified in Column 1 of paragraph (b) above shall not in any event exceed 150% of the maximum amount which would be permitted to be incurred without any additional amounts being added to such maximum amount under this paragraph (c).

22.4    FINANCIAL TESTING
        The financial covenants set out in Clause 22.2 (FINANCIAL CONDITION) and the requirements of Clause 22.3 (CAPITAL EXPENDITURE) shall be tested by reference to each Compliance Certificate (and the accompanying financial statements) and Auditor's Report delivered pursuant to Clause 21.2 (COMPLIANCE CERTIFICATES).

22.5    ADJUSTMENTS
        Notwithstanding any other provision of this Agreement, for the purpose of calculating the ratio of Total Senior Debt to EBITDA and the ratio of Total Debt to EBITDA in relation to the Relevant Period ending 30 September 2001, EBITDA shall be an amount equal to EBITDA for the period of 9 months ending on 30 September 2001 multiplied by four and divided by three.


23.     GENERAL UNDERTAKINGS

        The undertakings in this Clause 23 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

23.1    AUTHORISATIONS
        (a) The Obligor's Agent and each Obligor shall promptly (and the Obligor's Agent shall procure that Newco 2 shall promptly):

                  (i) obtain, comply with and do all that is necessary to maintain in full force and effect; and

                  (ii)     supply certified copies to the Agent of,

                  any Authorisation required under any law or regulation of its jurisdiction of incorporation to enable it to perform its obligations under the Finance Documents and, subject to the Reservations, to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document.

        (b) Each Obligor shall (and the Obligor's Agent shall ensure that each Material Company shall):

                  (i) ensure that it has the right and is duly qualified to conduct its business as it is conducted from time to time in all applicable jurisdictions;

                  (ii) obtain, comply with in all material respects and do all that is necessary to maintain in full force and effect any Authorisation which is necessary for the conduct of its business or the business of the Newco 2 Group as a whole; and

                  (iii) upon the Agent's written request supply the Agent with copies of any such Authorisations.

23.2    COMPLIANCE WITH LAWS
        The Obligor's Agent and each Obligor shall (and the Obligor's Agent shall procure that Newco 2 shall) comply in all respects with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents.

23.3    NEGATIVE PLEDGE
        (a) No Obligor shall (and the Obligor's Agent shall ensure that no Material Company will) create or permit to subsist any Security over any of its assets.

        (b) No Obligor shall (and the Obligor's Agent shall ensure that no Material Company will):

                  (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by any other member of the Group (other than, for the avoidance of doubt, any such disposal and consequential lease between members of the Group);

                  (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms;

                  (iii) enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

                  (iv) enter into any other preferential arrangement having a similar effect,

                  in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

        (c)       Paragraphs (a) and (b) above do not apply to Permitted
                  Security.

        (d) The Obligor's Agent shall procure that Newco 2 shall not create or permit to subsist any Security over any of its assets or any Quasi Security in respect of any of its assets other than:

                  (i)      under the Security Documents;

                  (ii)     under any Permitted High Yield Security;

                  (iii)    under any Permitted Exchange Notes Security; and

                  (iv) under any Permitted Security falling within paragraphs (c)(i), (j) or (l) of the definition of Permitted Security.

        (e) No Obligor shall (and the Obligor's Agent shall ensure that no member of the Group will) create or permit to subsist any Permitted Security falling within paragraph (m) or (n) of the definition of Permitted Security in Clause 1.1 (DEFINITIONS) over any of its assets where such assets are specifically secured under any Security Document.

23.4    LOANS AND GUARANTEES
        No Obligor shall (and the Obligor's Agent shall ensure that no member of the Newco 2 Group will) make any loans, grant any credit or give any guarantee or indemnity (except as required by the Finance Documents) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person other than Permitted Loans and Guarantees.

23.5    FINANCIAL INDEBTEDNESS
        (a) No Obligor shall (and the Obligor's Agent shall ensure that no member of the Newco 2 Group will) incur, create or permit to subsist or have outstanding any Financial Indebtedness or enter into any agreement or arrangement whereby it is entitled to incur, create or permit to subsist any Financial Indebtedness other than, in either case, Permitted Indebtedness.

        (b) The Obligor's Agent shall ensure that (without double counting) the aggregate of Total Debt (as defined in Clause 22 (FINANCIAL COVENANTS)) shall at no time exceed
                  EUR2,250,000,000 (or its equivalent in other currencies, using the exchange rate quoted in the Financial Times as at the date hereof).

23.6    ACQUISITIONS
        Other than the Acquisition or Permitted Acquisitions no Obligor shall (and the Obligor's Agent shall ensure that no member of the Group will):

        (a) purchase, subscribe for or otherwise acquire any shares (or other securities or any interest therein) in, or incorporate, any other company or agree to do any of the foregoing; or

        (b) purchase or otherwise acquire any assets (other than in the ordinary course of business or pursuant to any Permitted Capital Expenditure) or (without limitation to any of the foregoing) acquire any business or interest therein or agree to do so.

23.7    JOINT VENTURES AND NON WHOLLY-OWNED SUBSIDIARIES
        (a)       The Obligor's Agent shall ensure that the aggregate amount of:

                  (i)      outstanding loans permitted pursuant to paragraphs
                           (b)(iii) and (d) of the definition of Permitted Loans and Guarantees;

                  (ii) the aggregate consideration (both cash and non-cash) paid for acquisitions permitted pursuant to paragraph
                           (e) of the definition of Permitted Acquisitions in relation to acquisitions of any shares or investments in a Non Wholly-Owned Subsidiary that is not an Obligor;

                  (iii) the aggregate consideration (both cash and non-cash) paid for acquisitions permitted pursuant to paragraph
                           (f) of the definition of Permitted Acquisitions;

                  (iv) outstanding guarantees and indemnities permitted pursuant to paragraphs (i) of the definition of Permitted Loans and Guarantees; and

                  (v) outstanding guarantees and indemnities from MGG or Debtco or a wholly-owned Subsidiary of MGG or Debtco to a Non Wholly-Owned Subsidiary that is not an Obligor permitted pursuant to paragraph (j) of the definition of Permitted Loans and Guarantees, shall not at any time (the "RELEVANT TIME") exceed EUR100,000,000 (or its equivalent in other currencies).

        (b) Save as provided in paragraph (c) below, the following shall not count towards the permitted euro amounts specified in paragraph (a) of this Clause:

                  (i) loans to Non Wholly-Owned Subsidiaries to the extent that they are used to repay Existing Indebtedness or guarantees of such Existing Indebtedness;

                  (ii) equity investments in Non Wholly-Owned Subsidiaries or MGG Joint Ventures if as a consequence of making such equity investments such entities become wholly-owned Subsidiaries of MGG;

                  (iii)    any Indemnified Unconsolidated Debt;

                  (iv) loans existing on the Closing Date to Non Wholly-Owned Subsidiaries, MGG Joint Ventures and Unconsolidated Subsidiaries;

                  (v) guarantees and indemnities existing on the Closing Date in respect of indebtedness of Non Wholly-Owned Subsidiaries, MGG Joint Ventures and Unconsolidated Subsidiaries;

                  (vi) loans permitted pursuant to paragraph (g) of the definition of Permitted Loans and Guarantees;

                  (vii) any loans to Non Wholly-Owned Subsidiaries, MGG Joint Ventures and Unconsolidated Subsidiaries to the extent they are supported by any Letter of Credit or Bank Guarantee issued under Revolving Facility II; and

                  (viii) any guarantee given by MGG guaranteeing indebtedness owing by any borrower under a Treasury Borrower Loan Agreement.

        (c)       Any equity investments of the type referred to in paragraph
                  (b)(ii) above shall, whilst the entities into which they are contributed are not wholly-owned Subsidiaries, count towards the relevant euro amount specified in paragraph (a) above provided that:

                  (i) upon all of the shares of any such entity which are held by members of the MGG Group being disposed of to non-members of the MGG Group such equity investments which counted towards such euro amount shall cease to count towards such euro amount; and

                  (ii) (subject to paragraph (i) of this paragraph (c)) if any such entity becomes a wholly-owned Subsidiary of MGG, then at the election of the Obligor's Agent at the time such entity becomes a wholly-owned Subsidiary of MGG any such equity investments may remain allocated against the relevant euro amount specified in paragraph (a) above or be treated as being an amount funded out of the Additional Basket at that time or count towards the relevant euro amount specified in paragraph (k) of the definition of Permitted Acquisitions (in relation to the year in which the relevant expenditure was made) or any combination thereof, but unless such election is made by the Obligor's Agent such equity investments shall be deemed to remain counting towards the relevant euro amount specified in paragraph (k) of the definition of Permitted Acquisitions.

23.8    JOINT VENTURES
        No Obligor shall, and the Obligor's Agent shall procure that no member of the Group shall, enter into or acquire or subscribe (or agree to enter into or acquire or subscribe) for any shares, stocks, securities or other interest in or transfer of any assets to or lend to or guarantee or give security for the obligations of any Joint Ventures, Non Wholly-Owned Subsidiaries that are not Guarantors or Unconsolidated Subsidiaries of Newco 2 save for Permitted Acquisitions or Permitted Loans and Guarantees.

23.9    DIVIDENDS AND DISTRIBUTIONS
        The Obligor's Agent shall ensure that no member of the MGG Group will pay, make or declare any dividend, return on capital, repayment of capital contributions or other distribution (whether in cash or in kind) or make any distribution of assets or other payment whatsoever in respect of share capital whether directly or indirectly, save for Permitted Distributions.

23.10   SUBORDINATED DEBT
        (a) The Obligor's Agent shall ensure that no member of the MGG Group will pay any interest or return on principal or repayment of principal or other distribution (in cash or in kind) or make any distribution of assets or other payment whatsoever in respect of any indebtedness:

                  (i) in respect of any High Yield Proceeds Loan, save as permitted under the High Yield Proceeds Loan Agreement relating thereto and the High Yield Subordination Agreement relating thereto;

                  (ii) under the Mezzanine Facility Agreement or the Direct Mezzanine Refinancing Facility, save as permitted under the terms of the Intercreditor Deed applicable thereto;

                  (iii) in respect of any Newco 2 Loan, save as permitted under the Newco 2 Loan Agreement and the Newco 2 Subordination Agreement relating thereto and save as any such payment is an MGG Permitted Distribution or a Debtco Permitted Distribution (as the case may be);

                  (iv) in respect of any Exchange Notes Loan, save as permitted under the Exchange Notes Loan Agreement relating thereto and Exchange Notes Subordination Agreement relating thereto.

        (b) MGG (and, during the Debtco Structure Period, Debtco) shall ensure that it diligently enforces its rights under any Subordination Agreement.

23.11   DISPOSALS
        No Obligor shall (and the Obligor's Agent shall ensure that no other member of the Group will), enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset other than Permitted Disposals.

23.12   MERGER
        (a) No Obligor shall (and the Obligor's Agent shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger or corporate reconstruction unless the Majority Lenders have given their prior written consent thereto (such consent not to be unreasonably withheld) save that:

                  (i) Hoechst Newco 3 may merge into the Company (with the Company being the surviving entity) as expressly contemplated in the Business Combination Agreement;

                  (ii) the Company or Newco 2 (or both) may be converted from a GmbH (a limited liability company) or an AG (a stock corporation) (respectively) to a GmbH & Co. KGaA (a partnership limited by shares) or a KG (a limited partnership) or a GmbH (a limited liability company);

                  (iii) a member of the Group may merge with another member of the Group pursuant to a solvent re-organisation PROVIDED THAT (1) MGG may not merge with any of its Holding Companies, (2) if MGG merges with any of its Subsidiaries MGG shall be the surviving entity, (3) the Agent is given 30 Business Days' notice by the Obligor's Agent of any such merger and the Majority Lenders do not object to such merger (on the basis that they believe it would reasonably be expected to be prejudicial to any Security granted pursuant to the Security Documents) and (4) the surviving entity of any such merger would be liable for the obligations of the entity it has merged with.

        (b)       Paragraph (a) above is subject to the provisions of Clause
                  23.36 (LIMITATION ON THE LENDERS' CONTROL OVER GERMAN
                  OBLIGORS).

23.13   CHANGE OF BUSINESS
        (a) The Obligor's Agent shall procure that no substantial change is made to the general nature of the business of the MGG Group from that carried on at the date of this Agreement.

        (b) The Obligor's Agent shall procure that Newco 2 shall not carry on any business, own any assets (other than (i) Newco 2's shareholding in MGG or Debtco, (ii) rights under Intra-Group Loans permitted pursuant to the terms of this Agreement and
                  (iii) any claims for rebates or indemnification with respect to Taxes and (iv) cash at bank) and shall not incur any liabilities of any nature whatsoever save for: (i) any Security contemplated pursuant to the terms of this Agreement or the Mezzanine Finance Documents or any Direct Mezzanine Refinancing Facility; (ii) professional fees and administration costs in the ordinary course of business; (iii) any liabilities under the Finance Documents, Mezzanine Finance Documents, any Direct Mezzanine Refinancing Facility or the High Yield Documents and any Exchange Notes Documents; (iv) any liabilities under Intra-Group Loans permitted pursuant to the terms of this Agreement; (v) any liabilities incurred pursuant to the Acquisition Documents, (vi) any liabilities under the Newco 2 Receivable and under any other loans made to Newco 2 from the Company and (vii) any liabilities in respect of Taxes.

        (c) Neither any Treasury Borrower nor Debtco shall carry on any business, own any assets (other than (i) Debtco's shareholding in MGG and, (ii) rights under Intra-Group Loans permitted pursuant to the terms of this Agreement and (iii) cash at bank) or incur any liabilities of any nature whatsoever save for: (i) any Security contemplated pursuant to the terms of this Agreement or the Mezzanine Finance Documents or any Direct Mezzanine Refinancing Facility; (ii) professional fees and administration costs in the ordinary course of business;
                  (iii) any liabilities under the Finance Documents, Mezzanine Finance Documents or any Direct Mezzanine Refinancing Facility; (iv) any liabilities under Intra-Group Loans permitted pursuant to the terms of this Agreement; and (v) in the case of Debtco, any liabilities under any High Yield Proceeds Loan Agreement or Newco 2 Loan Agreement or Exchange Notes Loan Agreement to which it is party.

        (d) The Obligor's Agent shall procure that the Company shall not carry on any business, own any assets (other than (i) its shareholding in Newco 2, (ii) its shareholding in any Holding Operating Company and (should any Holding Operating Company cease to be or fail to become a direct Subsidiary of the Company) a shareholding in one other operating company if such shareholding is reasonably considered by the Obligor's Agent to be required for the purposes of German trade tax consolidation, (iii) the receivable owed by Hoechst Newco 3 on exercise of the Call Option (as defined in the Business Combination Agreement), (iv) the Newco 2 Receivable, (v) its rights under the Acquisition Documents and (vi) cash at bank and (vii) its rights under any loan made to it or by it which is not prohibited by the terms of this Agreement) or incur any liabilities of any nature whatsoever save for: (i) any liabilities in respect of Taxes; (ii) any liabilities incurred pursuant to the Acquisition Documents; (iii) professional fees and administration costs in the ordinary course of business;
                  (iv) any liabilities under the Finance Documents, Mezzanine Finance Documents or any Direct Mezzanine Refinancing Facility; (v) any liabilities under any loans made to it which are not prohibited by the terms of this Agreement; and (vi) any liabilities under subordination agreements subordinating its claims against any of its Subsidiaries to the Refinancing Notes.

        (e) Paragraphs (a), (b), (c) and (d) above are subject to the provisions of Clause 23.36 (LIMITATION ON THE LENDERS' CONTROL OVER GERMAN OBLIGORS).

23.14   INSURANCE
        (a) Each Obligor shall (and the Obligor's Agent shall ensure that each member of the MGG Group will) maintain insurances on and in relation to its business and assets with reputable underwriters or insurance companies against those risks and to the extent as is usual for companies carrying on the same or substantially similar business in the country or countries in which it owns or leases property or otherwise conducts its business (including, without limitation, loss of earnings, business interruption and directors and officers liability cover where available on a cost-effective basis).

        (b) Each Obligor shall (if so requested in writing) supply the Agent with copies of all insurance policies or certificates of insurance evidencing compliance with paragraph (a) above or (in the absence of the same) such other evidence of the existence of such policies as may be reasonably acceptable to the Agent.

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        (c)       Each Obligor shall notify the Agent of any material changes to the insurance cover it (and, in the case of the Obligor's Agent, each member of the MGG Group) from time to time has in place.

23.15   ENVIRONMENTAL COMPLIANCE
        The Obligor's Agent shall (and the Obligor's Agent shall ensure that each member of the MGG Group will) comply in all material respects with all Environmental Law and obtain and maintain any Environmental Permits and take all reasonable steps in anticipation of known or expected future changes to or obligations under the same, in each case, where failure to do so would reasonably be expected to have a Material Adverse Effect.

23.16   ENVIRONMENTAL CLAIMS
        The Obligor's Agent shall inform the Agent in writing as soon as reasonably practicable upon becoming aware of the same:

        (a) if any Environmental Claim has been commenced or (to the best of the Obligor's Agent's knowledge and belief) is threatened against any member of the Group; or

        (b) of any facts or circumstances which will or are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group,

        where the claim would reasonably be expected, if determined against that member of the Group, to have a Material Adverse Effect.

23.17   TAXATION
        (a) Each Obligor shall (and the Obligor's Agent shall ensure that each Material Company will) duly and punctually pay and discharge all material Taxes imposed upon it or its assets within the time period allowed without incurring penalties (save to the extent that (i) payment is being contested in good faith, (ii) adequate reserves are being maintained for those Taxes and (iii) where such payment can be lawfully withheld).

        (b) No Obligor shall (and the Obligor's Agent shall ensure that no Material Company will) be materially overdue in the filing of any tax returns.

        (c) Each Obligor shall (and the Obligor's Agent shall ensure that each member of the Group will) do all such things as are necessary to ensure that no claims are or are reasonably likely to be asserted against any member of the Group with respect to Taxes which would reasonably be expected to have a Material Adverse Effect.

        (d) No Obligor shall (and the Obligor's Agent shall ensure that no member of the Group will) enter into any arrangements in relation to Taxes which may give rise to:

                  (i) either any Holding Company of MGG having a claim against any member of the MGG Group, unless subordinated in a manner confirmed in writing by the Agent as being satisfactory; or

                  (ii) any member of the MGG Group being liable for any obligation of any Holding Company of MGG,

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                  except that each member of the Group incorporated in Germany may enter into an arrangement pursuant to which it forms a consolidated group with the Company and/or Newco 2 and/or Debtco for German trade tax and/or German VAT purposes only.

23.18   SECURITY
        Each Obligor shall, at its own expense, take all such action and the Obligor's Agent shall ensure that it and Newco 2 and any other member of the Newco 2 Group shall, at its own expense, take all such action:

        (a) as the Agent or the Security Trustee may require (acting reasonably) for the purpose of perfecting or protecting the Finance Parties' rights under and preserving the Security intended to be created or evidenced by any of the Finance Documents; and

        (b) as the Agent or the Security Trustee may require following the making of any declaration pursuant to Clause 24.15 (ACCELERATION) for facilitating the realisation of any such Security or any part thereof.

23.19   PENSIONS
        (a) The Obligor's Agent will, if requested by the Agent, deliver to the Agent at such time as those reports are prepared in order to comply with then current statutory or auditing requirements (if any), actuarial reports in relation to the pension schemes for the time being operated by members of the Group.

        (b) The Obligor's Agent shall (and shall procure that each member of the Group will) ensure that all pension schemes applicable to it are fully funded (where required by applicable law) based on reasonable actuarial assumptions and are administered and funded in accordance with applicable law where failure to do so would reasonably be expected to have a Material Adverse Effect.

23.20   ACCESS
        The Obligor's Agent shall ensure that any one or more representatives, agents and advisers of the Agent will, on reasonable grounds and with reasonable prior notice (but not more often than once during each financial year of Newco 2 unless the Agent reasonably believes that an Event of Default has occurred), be allowed to have access to the assets, books, records and premises of each member of the Group and to inspect the same during normal business hours (at the expense of the Obligor's Agent).

23.21   PRESERVATION OF ASSETS
        Each Obligor shall (and the Obligor's Agent shall ensure that each member of the Group will) maintain and preserve all of its assets that are necessary in the conduct of the business of the MGG Group (taken as a whole) as conducted at the date of this Agreement in good working order and condition, ordinary wear and tear excepted and where failure to do so would reasonably be expected to have a Material Adverse Effect.

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

23.22   INTELLECTUAL PROPERTY
        Each Obligor shall (and the Obligor's Agent shall ensure that each member of the Group will), save where failure to do so would not reasonably be expected to have a Material Adverse Effect:

        (a) make such registrations and pay such fees and other amounts as are necessary to keep those registered Intellectual Property Rights of the Group in force and to record its interest in those Intellectual Property Rights;

        (b) observe and comply with all material obligations and laws to which it in its capacity as registered proprietor, beneficial owner, user, licensor or licensee of the Intellectual Property Rights (or any part thereof) is subject;

        (c) do all acts as are reasonably practicable (including, without limitation, the institution of legal proceedings) to maintain, protect and safeguard the Intellectual Property of the Group as a whole; and

        (d) not terminate or discontinue the use of any such Intellectual Property save that licensing arrangements in relation to such Intellectual Property may be entered into PROVIDED THAT such licensing arrangements:

                  (i) do not allow any further sub-licensing by the licensee; and

                  (ii) do not have a material adverse effect on the value of any of the Intellectual Property licensed under such.

23.23   VENDOR WARRANTIES AND ACQUISITION CLOSING CONDITIONS
        (a) The Obligor's Agent shall ensure that the Company and any other relevant Obligor will diligently pursue all material claims for breach of contract or warranty by, or misrepresentation by, or indemnity or other claim against the Vendor or any of the Vendor's Affiliates under or in connection with any Acquisition Documents, unless the Agent (acting on the instruction of the Majority Lenders) has consented in writing to such claim not being made.

        (b) If the Majority Lenders (through the Agent) notify the Obligor's Agent that in their opinion one or more of the Acquisition Closing Conditions has not been satisfied the Obligor's Agent shall ensure that the Company shall promptly exercise its rights under the Acquisition Documents in relation to the non-satisfaction of such Acquisition Closing Condition(s).

23.24   AMENDMENTS
        Neither the Obligor's Agent nor any relevant Obligor shall (and the Obligor's Agent shall ensure that the Company shall not) amend, vary, novate, supplement or terminate any of the Acquisition Documents, the Shareholders' Agreement, any of the Mezzanine Finance Documents, any documents relating to any Direct Mezzanine Refinancing, any Exchange Notes Documents, any Exchange Notes Loan Agreement any of the High Yield Documents, any High Yield Proceeds Loan Agreement, any Newco 2 Loan Agreement, any Subordination Agreement, the constitutional documents or any other document delivered to the Agent pursuant to Clause 4 (CONDITIONS OF UTILISATION) or Clause 26 (CHANGES TO THE OBLIGORS) or waive any right thereunder other than:

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

        (a) any amendment, variation or waiver which is of a minor or technical nature; or

        (b) any amendment, variation or waiver which could not reasonably be expected to have an adverse effect on the rights of the Finance Parties under the Finance Documents or be prejudicial to the interests of the Finance Parties under the Finance Documents; or

        (c) (in the case of any of the Mezzanine Finance Documents or any documents relating to any Direct Mezzanine Refinancing) any amendment, variation, novation or supplement thereto which is not expressly prohibited under the terms of the applicable Intercreditor Deed;

        (d) (in the case of the High Yield Documents) any amendment, variation, novation, supplement of any such High Yield Document or waiver of any right thereunder which is not inconsistent with the definition of High Yield Notes in Clause
                  1.1 (DEFINITIONS); or

        (e) in respect of the Mezzanine Finance Documents, the termination thereof in circumstances where the Mezzanine Outstandings have either:

                  (i) been fully refinanced by the proceeds of High Yield Proceeds Loans or any Direct Mezzanine Refinancing; or

                  (ii)     been fully replaced by Exchange Notes;

        (f) in the case of any High Yield Proceeds Loan Agreement, Newco 2 Loan Agreement or any relevant Subordination Agreement, any amendment, variation, novation, supplement of any such agreement which is required to ensure that the Debtco Introduction Date or the Debtco Exit Date occurs or (in the case of the High Yield Proceeds Loan Agreement only) any change which is permitted to be made under the terms of the High Yield Subordination Agreement;

        (g) in the case of any Exchange Notes Loan Agreement, any change which is permitted to be made under the terms of the Exchange Notes Subordination Agreement;

        (h) in the case of any Exchange Notes Documents, any amendment, variation, novation or supplement of any such document or waiver of any right thereunder which is not inconsistent with the definition of Exchange Notes in Clause 1.1 (DEFINITIONS);

        (i)       as expressly permitted or required pursuant to any Finance
                  Document;

        (j) as consented to in writing by the Majority Lenders, it being noted that in the event of any request for the increase of capital (Stammkapital) of any German Obligor which is constituted in the form of a GmbH as a result of any such capital increase the maximum amount that may be claimed against such German Obligor under any guarantee or security provided by such German Obligor may be reduced pursuant to paragraph (f) of Clause 19.9 (LIMITATION ON GERMAN OBLIGOR GUARANTEE) of this Agreement and corresponding provisions in the relevant Security Documents to which such German Obligor is a party.

23.25   TRANSACTIONS WITH RELATED PARTIES
        No Obligor shall (and the Obligor's Agent shall ensure that no member of the MGG Group will) enter into any arrangement or contract with any of its Related Parties other than where:

        (a)       both parties to the arrangement are members of the MGG Group;

        (b) such arrangement or contract is entered into on an arm's length basis in good faith and in the commercial interests of the members of the MGG Group party thereto; or

        (c) such arrangement or contract is expressly permitted under the terms of the Finance Documents.

23.26   FEES AND COMMISSIONS
        No Obligor shall (and the Obligor's Agent shall ensure that no member of the Group will) pay any fees or commissions to any person other than:

        (a) any fees payable on arm's length terms to third parties who have rendered service or advice to such Group member required by such Group member in the ordinary course of business;

        (b) non-executive director fees payable to any non-executive directors of any member of the Group; and

        (c) as required under the Finance Documents, the Mezzanine Finance Documents, any Direct Mezzanine Refinancing Facility, any Exchange Notes Documents or the High Yield Documents; and

        (d) any fees payable in connection with the Acquisition or the Finance Documents or the Mezzanine Finance Documents or the Direct Mezzanine Refinancing Facility or the High Yield Documents or the Exchange Notes Documents.

23.27   TREASURY TRANSACTIONS
        No Obligor shall (and the Obligor's Agent shall ensure that no member of the Group will) enter into any Treasury Transaction which is not a Permitted Treasury Transaction.

23.28   THE ACQUISITION
        The Obligor's Agent shall (and shall ensure that each member of the Group will):

        (a) in relation to the Acquisition, comply in all material respects with all material applicable laws and all material requirements of relevant regulatory authorities;

        (b) at the request of the Agent, provide the Agent with any material information in its possession relating to the Acquisition;

        (c) use reasonable endeavours to ensure that no publicity material, press releases or other public documents in relation to the Acquisition (other than those required by law or regulation) are published or released by or on behalf of it, or by its advisers which refer to any of the Finance Parties, the Finance Documents or the Facilities, unless such reference and the context in which it appears have previously been approved by the Agent (such approval not to be unreasonably withheld or delayed); and

        (d) not withhold its consent, after the Closing Date, to any reasonable request by the Agent or the Arrangers to publicise the Facilities and the involvement of all or any of the Finance Parties in the Facilities and the transactions contemplated thereby.

23.29   HEDGING
        The Obligor's Agent and the Borrowers shall procure that Borrowers approved by the Agent shall, in accordance with the terms of the Hedging Letter, enter into Hedging Agreements (satisfactory to the Agent (acting reasonably)) which:

        (a)       satisfy the requirements of the Hedging Letter; and

        (b) rank PARI PASSU with the claims of the Finance Parties under the Finance Documents.

23.30   GUARANTOR GROUP AND SECURITY COVERAGE
        (a) Subject to paragraph (d) of this Clause 23.30, the Obligor's Agent shall ensure that as at the end of each calendar year (beginning with the calendar year ended 31 December 2001):

                  (i) the aggregate (without double counting) of (1) the EBITDA of each of the Guarantors (but ignoring losses before interest and tax of any Guarantor) and (2) the EBITDA of each Consolidated Subsidiary of MGG which is not a Guarantor (but ignoring any losses before interest and tax of that Consolidated Subsidiary) in respect of which 95% or more of its voting and issued share capital is pledged pursuant to a Security Document (the Guarantors referred to in paragraph (1) of this paragraph (a)(i) taken together with the Subsidiaries referred to in paragraph (2) of this paragraph (a)(i) being collectively referred to as the "SECURITY PARTIES"); and

                  (ii) the aggregate gross assets (without double counting and excluding assets which are not included on consolidation) of the Security Parties,

                  shall equal or exceed (in the case of paragraph (a)(i) above) 75 per cent. of the consolidated EBITDA and (in the case of paragraph (a)(ii) above) 60 per cent. of the consolidated gross assets of the Newco 2 Group, each as determined by reference to the most recent Compliance Certificate and Auditor's Report delivered pursuant to Clause 21.2 (COMPLIANCE CERTIFICATES) in connection with the financial statements delivered pursuant to paragraph (a)(i) or (a)(iii) and (if relevant) paragraph (d)(i) or (d)(iii) of Clause 21.1 (FINANCIAL STATEMENTS).

        (b) Subject to paragraph (d) of this Clause 23.30, the Obligor's Agent shall ensure that as at the end of each calendar year (beginning with the calendar year ending 31 December 2001):

                  (i) the aggregate (without double counting) of the EBITDA of each of the Guarantors (but ignoring losses before interest and tax of any Guarantor); and

                  (ii) the aggregate gross assets (without double counting and excluding assets which are not included on consolidation) of the Guarantors, shall equal or exceed (in the case of paragraph (b)(i) above) 65 per cent. of the consolidated EBITDA and (in the case of paragraph (b)(ii) above) 55 per cent. of the consolidated gross assets of the Newco 2 Group, each as determined by reference to the most recent Compliance Certificate and Auditor's Report delivered pursuant to Clause 21.2 (COMPLIANCE CERTIFICATES) in connection with the financial statements delivered pursuant to paragraph (a)(i) or (a)(iii) and (if relevant) paragraph (d)(i) or (d)(iii) of Clause 21.1 (FINANCIAL STATEMENTS).

        (c) For these purposes, EBITDA in relation to the Newco 2 Group is calculated as defined in Clause 22.2 (FINANCIAL DEFINITIONS) and EBITDA of any Security Party shall be calculated on the same principles as that definition but on an unconsolidated basis.

        (d) If a Compliance Certificate or Auditor's Report delivered pursuant to Clause 21.2 (COMPLIANCE CERTIFICATES) in connection with the financial statements delivered pursuant to paragraph (a) (i) or (d) (i) and/or paragraph (a) (iii) or (d)
                  (iii) of Clause 21.1 (FINANCIAL STATEMENTS) shows that any of the requirements of paragraphs (a) or (b) of this Clause 23.30 are not satisfied, then it shall not be treated as a breach of this Clause 23.30 nor shall a Default occur under Clause 24.3 (OTHER OBLIGATIONS) in relation to such non satisfaction if on or before the date falling 60 days after delivery of such Compliance Certificate or Auditor's Report either the managing director or two board members of Newco 2 provide a certificate to the Agent (on behalf of the Finance Parties) (together with any supporting documentation reasonably requested by the Agent) certifying that the failure to satisfy the percentage requirements of paragraphs (a) and (b) above was due to the sale of member(s) of the MGG Group with negative EBITDA or the following conditions are satisfied:

                  (i) additional member(s) of the MGG Group become Additional Guarantor(s) in accordance with Clause
                           26.4 (ADDITIONAL GUARANTORS); and/or

                  (ii) additional Security Document(s) are entered into creating pledge(s) over a Consolidated Subsidiary or Consolidated Subsidiaries of MGG which are not Guarantors in respect of which 95% or more (or, in the case of Messer Carburos S.A., 89% or more) of its voting and issued share capital are pledged pursuant to such Security Document(s) (and the Agent is provided with legal opinions satisfactory to it (acting reasonably) in relation to each such Security Document from its legal counsel in relation to the law of the jurisdiction of incorporation of the pledgor and the law governing the Security Document)

                           (the Additional Guarantors referred to in paragraphs
                           (i) and the Consolidated Subsidiaries referred to in paragraph (ii) of this paragraph (d) being collectively referred to as the "TOP UP SECURITY PARTIES"); and

                  (iii) any Prokurist of Newco 2 provides a certificate addressed to the Agent (on behalf of itself and the Finance Parties) confirming (1) the EBITDA of each of the Top Up Security Parties (ignoring losses before interest and tax) and (2) the aggregate gross assets of each of the Top Up Security Parties in respect of the applicable calendar year and (3) that if the Top Up Security Parties had been taken into account as Security Parties or Guarantors (as the case may be) for the purposes of Clause 23.30
                           (a) and (b) for the applicable calendar year then:

                           (A) the aggregate (without double counting) of the EBITDA of each of the Security Parties (but ignoring losses before interest and tax of any Security Party) and the aggregate gross assets (without double counting) of the Security Parties as at the end of the applicable calendar year equalled or exceeded (as appropriate) 80% of the consolidated EBITDA and 65% of the consolidated gross assets of the Newco 2 Group; and

                           (B) the aggregate (without double counting) of the EBITDA of each of the Guarantors (but ignoring losses before interest and tax of any Guarantor) and the aggregate gross assets (without double counting) of the Guarantors equalled or exceeded (as appropriate) 70% of the consolidated EBTIDA and 60% of the consolidated gross assets of the Newco 2 Group; and

                  (iv) the auditors of Newco 2 provide a report addressed to the Agent (on behalf of the Finance Parties) confirming the calculations set out in the certificate referred to in paragraph (iii) of this paragraph (d).

        (e) The Obligor's Agent shall not be required to meet any of the above requirements of this Clause 23.30 to the extent that it satisfies the Agent that it cannot meet such requirements by reason of legal or regulatory impediment which are beyond its or any member of the Newco 2 Group's control or the factors referred to in paragraph 4(a) of Schedule 15 (SECURITY PRINCIPLES). The Obligor's Agent shall use reasonable endeavours to ensure that relevant members of the Newco 2 Group do all that is necessary in order to ensure that such relevant members of the Newco 2 Group can become an Additional Guarantor and/or grant a pledge over shares in a Consolidated Subsidiary (as the case may be).

        (f) Without prejudice to its obligations under paragraphs (a), (b) and (d) above, the Obligor's Agent shall procure that each person that is at any time a Guarantor under (and as defined in) the Mezzanine Facility Agreement or a guarantor of any of the Direct Mezzanine Refinancing is also a Guarantor under this Agreement at that time.

23.31   ACCOUNTING REFERENCE DATE
        The Obligor's Agent shall ensure that Newco 2 retains (and shall ensure that each member of the Newco 2 Group will retain) 31 December as its accounting reference date and shall not change the duration of any of its financial years, save that:

        (a) Newco 2 and its Subsidiaries incorporated in Germany may change their accounting reference dates to the first Quarter Date after the Closing Date PROVIDED THAT the Obligor's Agent shall use all reasonable endeavours to ensure that after any such change the accounting reference dates of Newco 2 and each of its Subsidiaries incorporated in Germany are, as soon as reasonably practicable, changed back to 31 December 2001; and

        (b) Newco 2 and its Subsidiaries incorporated in Germany may change their accounting reference dates to the first Quarter Date following the completion of the transactions contemplated by the Business Combination Agreement relating to the transfer of 66 2/3% of the shares of Newco 2 to Hoechst Newco 3 and then the transfer of the shares of Hoechst Newco
                  3 to the Company, PROVIDED THAT the Obligor's Agent shall use all reasonable endeavours to ensure that after any such change the accounting reference dates of Newco 2 and each of its Subsidiaries incorporated in Germany are, as soon as reasonably practicable, changed back to 31 December 2002.

23.32   REVISED GROUP STRUCTURE
        If the Obligor's Agent or an Obligor becomes aware of any inaccuracies (as at the Closing Date) in the Group Structure Chart delivered to the Agent pursuant to Clause 4 (CONDITIONS OF UTILISATION) it will deliver to the Agent as soon as is reasonably practicable thereafter a revised structure chart for the Group (covering the same categories of information as the Group Structure Chart).

23.33   SYNDICATION
        The Obligor's Agent shall provide reasonable assistance to the Arrangers in the preparation of the Information Memorandum and the primary and general syndication of the Facilities (including, without limitation, by making senior management available for the purpose of making presentations to, or meeting, potential lending institutions) and will comply with all reasonable requests for information from potential syndicate members prior to completion of syndication. The Obligor's Agent and each Obligor agree to be bound by the terms and conditions of the Syndication Letter.

23.34   FEDERAL RESERVE REGULATIONS
        The Obligor's Agent shall procure that each Borrower which is a US Group Member will use the Facilities without violating Regulations T, U and X.

23.35   COMPLIANCE WITH ERISA
        The Obligor's Agent shall procure that each US Group Member and each ERISA Affiliate (each a "RELEVANT COMPANY") shall not cause or permit to occur (a) an event which would result in the imposition of Security under Section 412 of the Code or Section 302 or 4068 of ERISA or (b) an ERISA Event that would reasonably be expected to have a Material Adverse Effect.

23.36   LIMITATION ON THE LENDERS' CONTROL OVER GERMAN OBLIGORS
        (a) The provisions of Clause 23.12 (MERGER) and Clause 23.13 (CHANGE OF BUSINESS) (the "RELEVANT RESTRICTIVE UNDERTAKINGS") shall only apply to each German Obligor in the following manner:

                  (i) each German Obligor shall give the Agent no less than twenty Business Days' prior written notice of the intention of it to carry out any acts or take any steps inconsistent with the Relevant Restrictive Undertakings;

                  (ii) the Agent shall be entitled within ten Business Days of receipt of such a notice from a German Obligor to request that such German Obligor supply the Agent with any relevant information in connection with the proposed action or steps referred to in such notice; and

                  (iii) the Agent shall, if it decides that the proposed action or steps set out in such notice would reasonably be expected to be materially prejudicial to the interests of the Finance Parties under the Finance Documents, notify the relevant German Obligor of such a decision within twenty Business Days of its receipt of such a notice.

        (b)       If:

                  (i) the Agent notifies a German Obligor that the proposed action or steps set out in a notice delivered by such German Obligor pursuant to paragraph (a) above would reasonably be expected to be materially prejudicial to the interests of the Finance Parties under the Finance Documents; and

                  (ii) the relevant German Obligor nevertheless proceeds to carry out such proposed action or steps,

                  the Agent shall be entitled to (and, if so instructed by the Majority Lenders, shall) exercise all or any of its rights under Clause 24.15 (ACCELERATION).

23.37   CONDITIONS SUBSEQUENT
        (a) The Obligor's Agent shall (and shall procure that each Initial Guarantor will) use its best efforts to obtain all releases and perform all other acts required to discharge in full the Security which secures any Financial Indebtedness which is to be repaid as a condition precedent under paragraph 5(g) of
                  Part I of Schedule 2 (CONDITIONS PRECEDENT) on or before the Closing Date, and in any event the Obligor's Agent shall ensure that all such releases are obtained and shall perform all such other acts within 30 days of the Closing Date.

        (b) The Obligor's Agent shall use its best endeavours to procure that the following reports from KPMG are provided as soon as reasonably practicable after the Closing Date (together with Reliance Letters relating thereto) in form and substance satisfactory to the Arrangers (acting reasonably):

                  (i) a report discussing the Business Plan and its underlying assumptions (the "PROJECTIONS REPORT"); and

                  (ii) a report discussing the results of the MGG Group in the year 2000 (the "2000 OUTTURN REPORT").

        (c) The Obligor's Agent shall procure that the Original Financial Statements of MGG are delivered to the Agent as soon as reasonably practicable and in any event within 10 days of the Closing Date.

23.38   TOTAL DEBT RELIEF AMOUNT
        The Obligor's Agent shall ensure that the aggregate of the amount of the Term Disposal Facility which has been repaid and Relevant Debt Relief Amount as at the Term Disposal Facility Repayment Date is equal to or greater than EUR255,000,000 (or its equivalent in other currencies).

23.39   DEBTCO EXIT DATE
        If for any reason, after the Debtco Introduction Date, no German thin capitalisation would apply if the Debtco Exit Date were to occur, then at the request of the Majority Lenders the Obligor's Agent shall use all reasonable endeavours to ensure that the Debtco Exit Date occurs.

23.40   PAYMENTS UNDER DEBTCO INTRA-GROUP LOANS
        Notwithstanding any other provision of any Finance Document, Debtco and MGG shall ensure that each payment in respect of principal under any Intra-Group Loan to which Debtco is the lender and MGG is the borrower is either immediately used to reduce the Outstandings or the Mezzanine Outstandings (unless prohibited by the terms of the Intercreditor Deed) or placed in a bank account in Germany of Debtco which is subject to a Security Document.


24.     EVENTS OF DEFAULT

        Each of the events or circumstances set out in this Clause 24 is an Event of Default.

24.1    NON-PAYMENT
        An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

        (a) its failure to pay is caused by administrative or technical error; and

        (b)       payment is made within three Business Days of its due date.

24.2    FINANCIAL COVENANTS
        Any requirement of Clause 22 (FINANCIAL COVENANTS) is not satisfied.

24.3    OTHER OBLIGATIONS
        (a) An Obligor or the Company or Newco 2 does not comply with any provision of the Finance Documents (other than those referred to in Clause 24.1 (NON-PAYMENT) and Clause 22 (FINANCIAL COVENANTS)).

        (b) No Event of Default under paragraph (a) above in relation to Clause 23.1 (AUTHORISATION), Clause 23.2 (COMPLIANCE WITH
                  LAWS), Clause 23.14 (INSURANCE), Clause 23.15 (ENVIRONMENTAL COMPLIANCE), Clause 23.16 (ENVIRONMENTAL CLAIMS), Clause 23.17 (TAXATION), Clause 23.18 (SECURITY), Clause 23.19 (PENSIONS),
                  23.20 (ACCESS), Clause 23.21 (PRESERVATION OF ASSETS), Clause
                  23.22 (INTELLECTUAL PROPERTY), Clause 23.23 (VENDOR WARRANTIES AND ACQUISITION CLOSING CONDITIONS), Clause 23.28 (THE Acquisition), Clause 23.32 (REVISED GROUP STRUCTURE), Clause
                  23.33 (SYNDICATION) or Clause 23.35 (COMPLIANCE WITH ERISA) will occur if the failure to comply is capable of remedy and is remedied within twenty one Business Days of the earlier to occur of the date of the Agent giving notice to the Obligor's Agent or the Obligor's Agent becoming aware of the failure to comply.

24.4    MISREPRESENTATION
        Any representation or written statement made or deemed to be made by an Obligor or the Company or Newco 2 in the Finance Documents or any other document delivered by or on behalf of any Obligor or the Company under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made unless (save in relation to the Closing Representations) the underlying circumstances (if capable of remedy) are remedied within twenty one Business Days of the earlier to occur of the date of the Agent giving notice to the Obligor's Agent or the Obligor's Agent becoming aware of such underlying circumstances.

24.5    CROSS DEFAULT
        (a) Any Financial Indebtedness of any Material Company is not paid when due nor within any originally applicable grace period.

        (b) Any Financial Indebtedness of any Material Company is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

        (c) Any commitment for any Financial Indebtedness of any Material Company is cancelled or suspended by a creditor of such Material Company as a result of an event of default (however described).

        (d) Any creditor of any Material Company becomes entitled to declare any Financial Indebtedness of such Material Company due and payable prior to its specified maturity as a result of an event of default (however described).

        (e)       No Default will occur under this Clause 24.5 if:

                  (i) the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than EUR10,000,000 (or its equivalent in any other currency or currencies); or

                  (ii) such Financial Indebtedness is repaid in full within 10 days of the earlier to occur of the date of the Agent giving notice to the Obligor's Agent of such event or circumstance or the Obligor's Agent becoming aware of such event or circumstance.

        (f) For the purposes of this Clause 24.5, to the extent that any Financial Indebtedness is supported by a Letter of Credit or Bank Guarantee issued under this Agreement or the creditor of any Financial Indebtedness has been provided with first priority security over a deposit in a bank account securing such Financial Indebtedness, then the amount of such Financial Indebtedness which is supported by such Letter of Credit or Bank Guarantee or security shall not count as Financial Indebtedness for so long as such Letter of Credit or Bank Guarantee or security remains in force.

24.6    INSOLVENCY
        (a) Any Material Company (other than a German Group Member) is unable or admits inability to pay its debts as they fall due or suspends making payments on any of its debts.

        (b) The value of the assets of any Material Company (other than a German Group Member) is less than its liabilities (taking into account contingent and prospective liabilities).

        (c) The Company or any German Group Member who is a Material Company ceases or suspends generally payment of its debts or publicly announces an intention to do so (or is deemed for the purposes of any law applicable to it to be) or is over indebted (UBERSCHULDUNG) within the meaning of section 19 of the German Insolvency Code or unable or deemed unable to pay its debts as they fall due (ZAHLUNGSUNFAHIGKEIT or DROHENDE ZAHLUNGSUNFAHIGKEIT).

        (d) Any event occurs or proceedings are taken with respect to the Company or any Material Company which has a similar or equivalent effect to any of the provisions set out in paragraphs (a) to (c) above.

        (e) The Company or any Material Company, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

        (f) A moratorium is declared in respect of any indebtedness of the Company or any Material Company.

24.7    INSOLVENCY PROCEEDINGS
        Any corporate action, legal proceedings or other procedure or step is taken in relation to:

        (a) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Company or any Material Company other than a solvent liquidation or reorganisation of any Material Company (other than Newco 2) which is not an Obligor;

        (b) a composition, assignment or arrangement with any creditor of the Company or any Material Company;

        (c) the appointment of a liquidator (other than in respect of a solvent liquidation of a Material Company (other than Newco 2) which is not an Obligor), receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of the Company or any Material Company or any of its assets; or

        (d) enforcement of any Security over any assets having a value greater than EUR10,000,000 (or its equivalent in any other currency or currencies) of any Material Company,

        or any analogous procedure or step is taken in any jurisdiction.

        (e) No Event of Default will occur under this Clause 24.7 if the Majority Lenders (acting reasonably) are satisfied that the Company or the relevant Material Company (as the case may be) is contesting in good faith and by appropriate proceedings the relevant corporate action, legal proceedings or other procedure or step and that it is reasonably likely that such action, proceedings or steps will be discharged within 60 days of their commencement.

24.8    CREDITORS' PROCESS
        Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of a Material Company having an aggregate value of EUR10,000,000 (or its equivalent in any other currency or currencies) and is not discharged within 60 days.

24.9    TRANSACTION SECURITY
        (a) Any Obligor, the Company or Newco 2 fails to perform or comply with any of the material obligations assumed by it in the Security Documents.

        (b) At any time any of the Transaction Security is or becomes unlawful or (subject to the Reservations) is not, or ceases to be, legal, valid, binding or enforceable or otherwise ceases to be effective, in a manner and to an extent which the Majority Lenders reasonably consider to be materially prejudicial to the interests of the Finance Parties under the Finance Documents.

        (c) No Event of Default will occur under paragraph (a) of this Clause 24.9 if the failure is capable of remedy and it is remedied within 21 Business Days of the earlier of the date the Agent gives notice to the Obligor's Agent or the Obligor's Agent becoming aware of the failure to comply.

24.10   OTHER INDEBTEDNESS
        Any event of default (howsoever described) occurs under the Mezzanine Facility Agreement or any High Yield Notes or any Direct Mezzanine Refinancing or any Exchange Notes.

24.11   SUBORDINATION AGREEMENTS
        Any party to any Intercreditor Deed or any Subordination Agreement or any Newco 2 Loan Agreement or any High Yield Proceeds Loan Agreement or any Exchange Notes Loan Agreement (other than any Finance Party) fails to comply with its obligations under any such agreement in a manner which is reasonably likely to be materially prejudicial to the interests of any Finance Party under the Finance Documents.

24.12   UNLAWFULNESS
        It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents in circumstances or to an extent which the Majority Lenders reasonably consider to be material prejudicial to the interests of any Finance Party under the Finance Documents.

24.13   REPUDIATION
        An Obligor repudiates a Finance Document or any of the Transaction Security or evidences an intention to repudiate a Finance Document or any of the Transaction Security.

24.14   MATERIAL ADVERSE CHANGE
        Any event or circumstance occurs which would reasonably be expected to have a Material Adverse Effect.

24.15   ACCELERATION
        Subject to Clause 24.16 (CLOSING PERIOD) and 24.17 (CLEAN-UP PERIOD) on and at any time after the occurrence of an Event of Default which is continuing, or otherwise in accordance with Clause 23.36 (LIMITATION ON THE LENDERS' CONTROL OVER GERMAN OBLIGORS), the Agent may, and shall if so directed by the Majority Lenders, by notice to the Obligor's Agent:

        (a) cancel the Total Commitments whereupon they shall immediately be cancelled;

        (b) declare that all or part of the Loans, together with accrued interest, and all other amounts accrued under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable;

        (c) declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders;

        (d) exercise, or direct the Security Trustee to exercise, all or any of its or, as the case may be, the Security Trustee's rights, remedies, powers or discretions under any of the Finance Documents; and/or

        (e)       require the Borrowers to:

                  (i) procure that the liabilities of each of the Lenders and the Fronting Banks under each Letter of Credit and Bank Guarantee are promptly reduced to zero; or

                  (ii) provide Cash Collateral for each Letter of Credit and Bank Guarantee in an amount specified by the Agent and in the currency of that Letter of Credit or, as the case may be, Bank Guarantee.

24.16   CLOSING PERIOD
        During the Closing Period none of the Finance Parties shall be entitled to take any action under Clause 24.15 (ACCELERATION) or rescind, terminate or cancel this Agreement or the Facilities unless:

                  (i) a Closing Event of Default has occurred which is continuing; and/or

                  (ii) the Acquisition Closing Conditions have not been satisfied or have been waived (either partially or entirely) by the Company or MGG (unless (notwithstanding the Acquisition Closing Conditions not having been so satisfied without being partially or entirely waived by the Company or MGG (except in accordance with Clause 23.24 (AMENDMENTS))) the Company is obliged pursuant to the terms of the Business Combination Agreement to consummate the MGG Acquisition on the Closing Date), and/or

                  (iii) any of the Closing Representations made or deemed to be made by the Obligor's Agent and each Obligor are not true in all material respects,

                  PROVIDED THAT immediately upon the expiry of the Closing Period (subject to Clause 24.17 (CLEAN-UP PERIOD)) all such rights, remedies and entitlements which would have been available to the Finance Parties but for this Clause 24.16 shall be available to the Finance Parties notwithstanding that they may not have been used or available for use during the Closing Period.

24.17   CLEAN-UP PERIOD
        Until the Clean-Up Date, the Events of Default set out in Clause 24.3 (OTHER OBLIGATIONS) (save in so far as it relates to Clause 23.37 (CONDITIONS SUBSEQUENT)), Clause 24.4 (MISREPRESENTATION) and Clause
        24.5 (CROSS DEFAULT) shall not apply to any member of the MGG Group if reasonable steps are being taken by the Obligor's Agent and (as appropriate) any member of the MGG Group to cure any such Event of Default, unless such Event of Default:

                  (i) is reasonably likely to have a material adverse effect on the ability of any Obligor to perform its payment obligations under the Finance Documents; or

                  (ii) has been procured, or approved, by any Holding Company of MGG or any of the Obligors (other than by way of any such company entering into any of the Transaction Documents).

                                    SECTION 9

                               CHANGES TO PARTIES


25.     CHANGES TO THE LENDERS

25.1    ASSIGNMENTS AND TRANSFERS BY THE LENDERS
        Subject to this Clause 25, a Lender (the "EXISTING LENDER") may:

        (a)       assign any of its rights; or

        (b)       transfer by novation any of its rights and obligations,

        to another person (the "NEW LENDER"). The Agent shall maintain a book-entry registration transfer system (the "REGISTER") for the purposes of all assignments and transfers made pursuant to this Clause 25.

25.2    CONDITIONS OF ASSIGNMENT OR TRANSFER
        (a) The consent of neither the Obligor's Agent nor any other Obligor is required for an assignment or transfer by a Lender.

        (b) The consent of the Bookrunners is required for an assignment or transfer by a Lender at any time prior to the last Syndication Date, save that no such consent is required for an assignment or transfer by a Lender to any of its Affiliates.

        (c) If a Lender wishes to enter into an assignment or transfer in relation to a Revolving Facility at a time when any Letters of Credit or Bank Guarantees are outstanding under that Revolving Facility, the consent of the relevant Fronting Banks in respect of such Letters of Credit or Bank Guarantees will be required (such consent not to be unreasonably withheld or delayed).

        (d) An assignment will only be effective on the Agent recording the assignment on the Register and receipt by the Agent of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Lender.

        (e) A transfer will only be effective if the procedure set out in Clause 25.5 (PROCEDURE FOR TRANSFER) is complied with.

        (f) A Lender may transfer or assign all or any part of its share of a Facility without transferring or assigning any part of its share of any other Facility.

        (g)       If:

                  (i) a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

                  (ii) as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 14 (TAX GROSS-UP AND INDEMNITIES) or Clause 15 (INCREASED COSTS),
                  then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred PROVIDED THAT this clause 25.2(g) shall not affect any obligation of an Obligor to make a payment under Clause 14 (TAX GROSS-UP AND INDEMNITIES) that results from a deduction of tax imposed on the Agent by section 118E(3) of the Income and Corporation Taxes Act 1988.

        (h) If a Lender transfers or assigns part but not all of its share of the Facilities to a person other than one of its Affiliates then such transfer or assignment must be in a minimum amount of EUR1,000,000 of its Commitment (or, if such partial transfer or assignment relates to a Dollar Facility or the Term Disposal Facility in a minimum amount of $1,000,000).

        (i) If the Lender to whom the assignment or transfer is being made is not party to the Intercreditor Deed as a Senior Lender then (if it does not become a Lender pursuant to a Transfer Certificate) it shall duly execute and deliver to the Security Trustee and the Agent a deed of accession in the form required under the Intercreditor Deed so as to become a Senior Lender under the Intercreditor Deed.

25.3    ASSIGNMENT OR TRANSFER FEE
        The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of EUR750 PROVIDED THAT no such fee shall be paid in relation to any assignment or transfer:

        (a)       by a Lender to one of its Affiliates; or

        (b) made pursuant to primary or general syndication of the Facilities.

25.4    LIMITATION OF RESPONSIBILITY OF EXISTING LENDERS
        (a) Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

                  (i) the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

                  (ii)     the financial condition of any Obligor;

                  (iii) the performance and observance by any Obligor or the Company or Newco 2 of its obligations under the Finance Documents or any other documents; or

                  (iv) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

                  and any representations or warranties implied by law are excluded.

        (b) Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

                  (i) has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

                  (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

        (c)       Nothing in any Finance Document obliges an Existing Lender to:

                  (i) accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this Clause 25; or

                  (ii) support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor, the Company or Newco 2 of its obligations under the Finance Documents or otherwise.

25.5    PROCEDURE FOR TRANSFER
        (a) Subject to the conditions set out in Clause 25.2 (CONDITIONS OF ASSIGNMENT OR TRANSFER) a transfer is effected in accordance with paragraph (b) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender and the transfer is recorded by the Agent on the Register. The Agent shall, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

        (b)       On the Transfer Date:

                  (i) to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors (which term shall include for the purposes of this Clause 25.5 the Company and Newco 2) and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another shall be cancelled (being the "DISCHARGED RIGHTS AND OBLIGATIONS");

                  (ii) each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

                  (iii) the Agent, the Security Trustee, the Arrangers, the New Lender, the other Lenders and any relevant Fronting Banks shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Security Trustee, the Arrangers, any relevant Fronting

                           Banks and the Existing Lender shall each be released from further obligations to each other under this Agreement; and

                  (iv)     the New Lender shall become a Party as a "Lender".

25.6    SUB-PARTICIPATIONS BY LENDERS
        Any Lender may, without the consent of the Obligor's Agent or any Obligor, enter into with any person:

        (a)       sub-participation agreements relating to this Agreement;
                  and/or

        (b) any other transactions under which payments are to be made by reference to this Agreement or any Obligor.

25.7    DISCLOSURE OF INFORMATION
        Any Lender may disclose to any of its Affiliates and any other person:

        (a) to (or through) whom that Lender assigns or transfers (or proposes to assign or transfer) all or any of its rights and obligations under this Agreement;

        (b) with (or through) whom that Lender enters into (or proposes to enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, this Agreement or any Obligor; or

        (c) to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation,

        any information about any Obligor, the Group and the Finance Documents as that Lender shall consider appropriate if, in relation to paragraphs
        (a) and (b) above, the person to whom the information is to be given has entered into a Confidentiality Undertaking.


26.     CHANGES TO THE OBLIGORS

26.1    ASSIGNMENT AND TRANSFERS BY OBLIGORS
        No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents other than as provided in Clause
        26.7 (TRANSFERS ON DEBTCO INTRODUCTION DATE) or Clause 26.8 (TRANSFER ON DEBTCO EXIT DATE).

26.2    ADDITIONAL BORROWERS
        (a) The Obligor's Agent may request that MGG and/or any Consolidated Subsidiary of MGG 99% or more of whose voting and issued share capital is owned directly or indirectly by MGG becomes an Additional Borrower. That Consolidated Subsidiary or MGG (as the case may be) shall become an Additional Borrower if:

                  (i) (other than in the case of any Initial Borrower) all the Lenders approve the addition of that Consolidated Subsidiary or, if that Consolidated Subsidiary is incorporated in Luxembourg, The Netherlands, Germany or in any state of the United States of America, the Majority Lenders approve the addition of that Consolidated Subsidiary as an Additional Borrower (such approval not to be unreasonably withheld it being noted that as at the date hereof there are German thin capitalisation concerns which would mean that while MGG is a Borrower no other German Member should be a Borrower);

                  (ii) the Obligor's Agent delivers to the Agent a duly completed and executed Accession Letter;

                  (iii) the Obligor's Agent confirms that no Default (or, during the Closing Period, no Closing Event of Default) is continuing or would occur as a result of that Consolidated Subsidiary or MGG (as the case may be) becoming an Additional Borrower; and

                  (iv) the Agent has received all of the documents and other evidence listed in Part II of Schedule 2 (CONDITIONS PRECEDENT) in relation to that Additional Borrower, each in form and substance satisfactory to the Agent.

        (b) The Obligor's Agent may request that Debtco becomes an Additional Borrower. Debtco shall become an Additional Borrower if:

                  (i) the Obligor's Agent delivers to the Agent a duly completed and executed Accession Letter;

                  (ii) the Obligor's Agent confirms that no Default is continuing or would occur as a result of Debtco becoming an Additional Borrower;

                  (iii) the Agent has received all of the documents and other evidence listed in Part III of Schedule 2 (CONDITIONS PRECEDENT) in relation to Debtco, each in form and substance satisfactory to the Agent; and

                  (iv) no High Yield Notes have been issued and twelve Months have elapsed since the date of this Agreement.

        (c) The Agent shall notify the Obligor's Agent and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part II (or Part III, in the case of the accession of Debtco) of Schedule 2 (CONDITIONS PRECEDENT).

26.3    RESIGNATION OF A BORROWER
        (a)       The Obligor's Agent may request that a Borrower (other than
                  MGG) ceases to be a Borrower by delivering to the Agent a Resignation Letter.

        (b) The Agent shall accept a Resignation Letter and notify the Obligor's Agent and the Lenders of its acceptance if:

                  (i) no Default is continuing or would result from the acceptance of the Resignation Letter (and the Obligor's Agent has confirmed this is the case); and

                  (ii) that Borrower is under no actual or contingent obligations (in respect of principal or interest in relation to any Loan made to it or in respect of any actual or contingent obligations relating to a Bank Guarantee or Letter of Credit issued at its request) as a Borrower under any Finance Documents,

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                  whereupon that company shall cease to be a Borrower and shall have no further rights or obligations under the Finance Documents.

26.4    ADDITIONAL GUARANTORS
        (a) The Obligor's Agent may request that any member of the MGG Group (or, with effect from the Debtco Introduction Date, Debtco) becomes an Additional Guarantor. That member of the MGG Group or Debtco, as the case may be, shall become an Additional Guarantor if:

                  (i) the Obligor's Agent delivers to the Agent a duly completed and executed Accession Letter or, in the case of Messer Austria GmbH, the duly executed Austrian Guarantee; and

                  (ii) the Agent has received all of the documents and other evidence listed in Part II (or, in the case of Debtco, Part III) of Schedule 2 (CONDITIONS PRECEDENT) in relation to that Additional Guarantor (other than, in the case of Messer Austria GmbH, an Accession Letter), each in form and substance satisfactory to the Agent.

        (b) The Agent shall notify the Obligor's Agent and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part II (or, in the case of Debtco, Part
                  III) of Schedule 2 (CONDITIONS PRECEDENT).

26.5    REPETITION OF REPRESENTATIONS
        Delivery of an Accession Letter constitutes confirmation by the relevant Consolidated Subsidiary of MGG or Debtco (as the case may be) that the Repeating Representations (or, during the Closing Period, the Closing Representations) are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

26.6    RESIGNATION OF A GUARANTOR
        (a)       The Obligor's Agent may request that a Guarantor (other than
                  MGG) ceases to be a Guarantor by delivering to the Agent a Resignation Letter.

        (b) The Agent shall accept a Resignation Letter and notify the Obligor's Agent and the Lenders of its acceptance if:

                  (i) no Default is continuing or would result from the acceptance of the Resignation Letter (and the Obligor's Agent has confirmed this is the case);

                  (ii) all the Lenders have consented to the request of the Obligor's Agent PROVIDED THAT if the shares in such Guarantor have been (or are about to be) sold pursuant to a Permitted Disposal, then all the Lenders shall be deemed to consent to such request.

26.7    TRANSFERS ON DEBTCO INTRODUCTION DATE
        (a) All of the Parties agree that if there have been any Utilisations made prior to the Debtco Introduction Date at the request of any Borrower whose Relevant Jurisdiction is Germany (a "RELEVANT GERMAN BORROWER") then on the Debtco Introduction Date the rights and obligations of the Relevant German Borrowers as Borrowers shall be automatically transferred to Debtco so that on such date:

                  (i) each of the Relevant German Borrowers (other than Debtco) who have had Loans made to them or who have had Letters of Credit or Bank Guarantees issued at their request prior to the Debtco Introduction Date shall be released from their obligations as Borrowers (but not as Guarantors) under the Finance Documents and their rights as Borrowers shall be cancelled (being the "GERMAN BORROWERS DISCHARGED RIGHTS AND OBLIGATIONS");

                  (ii) Debtco shall assume obligations and acquire rights under the Finance Documents which differ from the German Borrowers Discharged Rights and Obligations only insofar as Debtco has assumed and/or acquired the same in place of the Relevant German Borrowers.

        (b) Each Relevant German Borrower and Debtco agree that Debtco shall be deemed to have made loans to each Relevant German Borrower on the Debtco Introduction Date immediately after the transfers referred to in paragraph (a) above in an amount equal to the sum of:

                  (i) the aggregate Outstandings of the Loans made to that Relevant German Borrower immediately prior to the transfer referred to in paragraph (a) above; and

                  (ii) the aggregate interest, commissions and fees accrued but not paid in relation to the Utilisations referred to in paragraph (i) of this paragraph (b) in relation to that Relevant German Borrower and in relation to any Letters of Credit and Bank Guarantees issued at that Relevant German Borrower's request.

        (c) Each Relevant German Borrower agrees to indemnify Debtco on demand in respect of any amount demanded by any Finance Party from Debtco pursuant to the provisions of Clause 8 (BORROWER'S LIABILITIES IN RELATION TO LETTERS OF CREDIT AND BANK GUARANTEES) in connection with a Letter of Credit or Bank Guarantee requested by that Relevant German Borrower.

26.8    TRANSFERS ON DEBTCO EXIT DATE
        (a) All of the Parties agree that if on the Debtco Exit Date there are any Utilisations in respect of which Debtco is the Borrower, then on the Debtco Exit Date the rights and obligations of Debtco as a Borrower in respect of such Utilisations shall be automatically transferred to the Initial German Borrowers in the amounts specified in the Debtco Exit Transfer Certificate (and if any Term Facility Loan is transferred in parts to different Initial German Borrowers then such Loan shall be divided into a number of loans equal to the number of Borrowers to whom it is being transferred PROVIDED THAT the provisions of Clause 4.4 (MAXIMUM NUMBER OF LOANS, LETTERS OF CREDIT OR BANK GUARANTEES) and Clause 5.3 (CURRENCY AND AMOUNT) are complied with) so that on the Debtco Exit Date:

                  (i) Debtco shall be released from its obligations as a Borrower under the Finance Documents and its rights as a Borrower shall be cancelled (being the "DEBTCO DISCHARGED RIGHTS AND OBLIGATIONS");

                  (ii) each Initial German Borrower shall assume obligations and acquire rights under the Finance Documents in relation to each Utilisation or part of each Utilisation identified as being transferred to it in the Debtco Exit Transfer Certificate which differ from the Debtco Discharged Rights and Obligations in respect of each such Utilisation or, as the case may be, each such part of each Utilisation only insofar as such Initial German Borrower has assumed the same in place of Debtco.

26.9    GERMAN SECURITY AND DEBTCO INTRODUCTION DATE
        Waiving section 418 of the German Civil Code, the Parties agree that any Security created by any Relevant German Borrower prior to the Debtco Introduction Date shall not be affected by any transfer or assumption of the obligations secured by that Security to or by Debtco.

26.10   COMPANY CEASES TO BE PARTY ON MGG ACCESSION
        The Parties agree that the Company shall cease to have any obligations hereunder on the first date upon which the following conditions have been satisfied: (1) MGG is a Borrower and Guarantor hereunder and (2) the certificate referred to in Clause 26.11 (MGG ACCESSION) has been delivered to the Agent. For the avoidance of any doubt, any representation made or deemed made by the Company pursuant to Clause 20 (REPRESENTATIONS) shall, if the circumstances described in Clause 24.4 (MISREPRESENTATION) are satisfied, be capable of constituting an Event of Default under Clause 24.4 (MISREPRESENTATION) after the Company has ceased to be a Party and the breach by the Company of any of its obligations expressed to be assumed by it prior to the date the Company has ceased to be a Party shall be capable of constituting an Event of Default under Clause 24.1 (NON-PAYMENT) or Clause 24.3 (OTHER OBLIGATIONS). Any obligation owed by the Company hereunder immediately prior to MGG becoming a Party shall be assumed by MGG upon MGG becoming a Party.

26.11   MGG ACCESSION
        Notwithstanding and superceding any other provision in any Finance Document, MGG shall have no rights and no obligations under this Agreement or any other Finance Document until it has become a Guarantor and Borrower hereunder and in addition has delivered a certificate to the Agent confirming that the MGG Acquisition has completed in accordance with the terms of the Acquisition Documents. If such a certificate has not been delivered (whether in original or by fax) by
        11.59 p.m. on 2 May 2001, any Security granted by MGG to any Finance Party under any Security Document shall be released, and treated for the purposes of this Agreement as if it had never been given and any fees actually paid under Clause 13 or any other payments actually made to the Finance Parties by MGG under this Agreement or similar payments by MGG under any of the other Finance Documents shall be promptly repaid to MGG.

                                   SECTION 10

                               THE FINANCE PARTIES

27.     ROLE OF THE AGENT AND THE ARRANGERS AND THE OBLIGOR'S AGENT

27.1    APPOINTMENT OF THE AGENT
        (a) Each of the Arrangers, the Lenders and the Fronting Banks appoints the Agent to act as its agent under and in connection with the Finance Documents.

        (b) Each of the Arrangers, the Lenders and the Fronting Banks authorises the Agent to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

27.2    DUTIES OF THE AGENT
        (a) The Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.

        (b) If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Lenders and, where appropriate, the Fronting Banks.

        (c) The Agent shall promptly notify the Lenders and, where appropriate, the Fronting Banks of any Default arising under Clause 24.1 (NON-PAYMENT).

        (d) The Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

27.3    ROLE OF THE ARRANGERS
        Except as specifically provided in the Finance Documents, the Arrangers have no obligations of any kind to any other Party under or in connection with any Finance Document.

27.4    NO FIDUCIARY DUTIES
        (a) Nothing in this Agreement constitutes the Agent, an Arranger or a Fronting Bank as a trustee or fiduciary of any other person.

        (b) Neither the Agent, an Arranger nor any Fronting Bank shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

27.5    BUSINESS WITH THE GROUP
        The Agent, the Arrangers and the Fronting Banks may accept deposits from, lend money to and generally engage in any kind of banking or other business (including, without limitation, providing advice) with any member of the Group.

27.6    RIGHTS AND DISCRETIONS OF THE AGENT
        (a)       The Agent may rely on:

                  (i) any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

                  (ii) any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

        (b) The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

                  (i) no Default has occurred (unless it has actual knowledge of a Default arising under Clause 24.1 (NON-PAYMENT));

                  (ii) any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised;

                  (iii) any notice or request made by the Obligor's Agent (other than a Utilisation Request or Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors; and

                  (iv) any Utilisation Request or Selection Notice made by the Obligor's Agent on behalf of any Borrower is made on behalf of and with the consent and knowledge of that Borrower.

        (c) The Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

        (d) The Agent may act in relation to the Finance Documents through its personnel and agents.

27.7    MAJORITY LENDERS' INSTRUCTIONS
        (a) Unless a contrary indication appears in a Finance Document, the Agent shall (a) act in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from acting or exercising any right, power, authority or discretion vested in it as Agent) and (b) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with such an instruction of the Majority Lenders.

        (b) Unless a contrary indication appears in a Finance Document, any instructions given by the Majority Lenders will be binding on all the Lenders and the Arrangers.

        (c) The Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) until it has received such security as it may require for any cost, loss or liability (together with any associated
                  VAT) which it may incur in complying with the instructions.

        (d) In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders) the Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

        (e) The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document.

27.8    RESPONSIBILITY FOR DOCUMENTATION
        Neither the Agent nor any Arranger:

        (a) is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Agent, any Arranger, an Obligor or any other person given in or in connection with any Finance Document or any Information Memorandum; or

        (b) is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Finance Document.

27.9    EXCLUSION OF LIABILITY
        (a) Without limiting paragraph (b) below, the Agent will not be liable for any action taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

        (b) No Party may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this Clause. Any third party referred to in this paragraph (b) may enjoy the benefit of and enforce the terms of this paragraph in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999.

        (c) The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

27.10   LENDERS' INDEMNITY TO THE AGENT
        Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor or the Company pursuant to a Finance Document). For the purpose of determining all or any part of the Total Commitments for the purpose of this Clause 27.10 at any time, the amount in dollars of all Term B Dollar Facility Commitments and all Term C Dollar Facility Commitments and all Term Disposal Facility Commitments shall be calculated in euro at the Agent's Spot Rate of Exchange on the date of this Agreement.

27.11   RESIGNATION OF THE AGENT
        (a) The Agent may resign and appoint one of its Affiliates acting through an office in the United Kingdom or in Germany as successor by giving notice to the Lenders and the Obligor's Agent.

        (b) Alternatively the Agent may resign by giving notice to the Lenders and the Obligor's Agent, in which case the Majority Lenders (after consultation with the Obligor's Agent) may appoint a successor Agent.

        (c) If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the Agent (after consultation with the Obligor's Agent) may appoint a successor Agent (acting through an office in the United Kingdom or Germany).

        (d) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

        (e) The Agent's resignation notice shall only take effect upon the appointment of a successor.

        (f) Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 27. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

        (g) After consultation with the Obligor's Agent, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above.

27.12   CONFIDENTIALITY
        (a) In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

        (b) If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

        (c) Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent nor any Arranger is obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty.

27.13   RELATIONSHIP WITH THE LENDERS
        (a) The Agent may treat each Lender as a Lender, entitled to payments under this Agreement and acting through its Facility Office unless it has received not less than five Business Days prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

        (b) Each Lender shall supply the Agent with any information required by the Agent in order to calculate the Mandatory Cost in accordance with Schedule 4 (MANDATORY COST FORMULAE).

27.14   CREDIT APPRAISAL BY THE LENDERS AND THE FRONTING BANKS
        Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender and each Fronting Bank confirms to the Agent and the Arrangers that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

        (a) the financial condition, status and nature of each member of the Group;

        (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

        (c) whether that Lender or, as the case may be, Fronting Bank has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

        (d) the adequacy, accuracy and/or completeness of the Information Memorandum and any other information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

27.15   REFERENCE BANKS
        If a Reference Bank (or, if a Reference Bank is not a Lender, the Lender of which it is an Affiliate) ceases to be a Lender, the Agent shall (in consultation with the Obligor's Agent) appoint another Lender or an Affiliate of a Lender to replace that Reference Bank.

27.16   OBLIGOR'S AGENT
        Each Obligor irrevocably authorises the Obligor's Agent to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

        (a) the Obligor's Agent on its behalf to supply all information concerning itself, its financial condition and otherwise to the relevant persons contemplated under this Agreement and to give all notices and instructions (including, in the case of a Borrower (and without limitation), Utilisation Requests and Selection Notices) on its behalf under the Finance Documents without further reference to or the consent of such Obligor; and

        (b) each Finance Party to give any notice, demand or other communication to be given to or served on such Obligor pursuant to the Finance Documents to the Obligor's Agent on its behalf;

        and in each such case such Obligor will be bound thereby as though such Obligor itself had supplied such information, given such notice and instructions or received any such notice, demand or other communication.

27.17   RELIANCE, PRIORITY AND ENGAGEMENT LETTERS
        Each Finance Party confirms that each of the Arrangers and the Agent and the Security Trustee has authority to accept on its behalf the terms of any Reliance Letter, Priority Letter or engagement letters relating to the Reports or any reports or letters provided by accountants in connection with the Finance Documents or the transactions contemplated therein and to bind it in respect of such Reports, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.


28.     THE LENDERS AND THE FRONTING BANKS

28.1    LENDERS' INDEMNITY
        If any Borrower fails to comply with its obligations under Clause 8.2 (BORROWERS' INDEMNITY TO FRONTING BANKS) the Agent shall:

        (a) in respect of a Letter of Credit, make demand on each Lender for its share of that L/C Amount and, subject to Clause 28.2 (DIRECT PARTICIPATION)), each Lender shall indemnify each Fronting Bank for that Lender's L/C Proportion of each L/C Amount; and

        (b) in respect of a Bank Guarantee, make demand on each Lender for its share of that Guarantee Amount and, subject to Clause 28.2 (DIRECT PARTICIPATION)), each Lender shall indemnify each Fronting Bank for that Lender's Guarantee Proportion of each Guarantee Amount.

28.2    DIRECT PARTICIPATION
        (a) If any Lender is not permitted (by its constitutional documents or any applicable law) to comply with Clause 28.1 (LENDERS' INDEMNITY) then that Lender will not be obliged to comply with Clause 28.1 (LENDERS' INDEMNITY) and shall instead be deemed to have taken:

                  (i) in respect of a Letter of Credit, on the date such Letter of Credit is issued (or if later, on the date that L/C Proportion is transferred or assigned to such Lender in accordance with the terms of this Agreement), an undivided interest and participation in that Letter of Credit in an amount equal to that Lender's L/C Proportion of that Letter of Credit; and

                  (ii) in respect of a Bank Guarantee, on the date such Bank Guarantee is issued (or if later, on the date that Guarantee Proportion is transferred or assigned to such Lender in accordance with the terms of this Agreement), an undivided interest and participation in that Bank Guarantee in an amount equal to that Lender's Guarantee Proportion of that Bank Guarantee.

        (b)       On receipt of demand by the Agent in accordance with Clause
                  28.1 (LENDERS' INDEMNITY), each such Lender shall pay to the Agent (for the account of the Fronting Bank):

                  (i) in respect of a Letter of Credit, its L/C Proportion of any L/C Amount; or

                  (ii) in respect of a Bank Guarantee, its Guarantee Proportion of any Guarantee Amount.

28.3    OBLIGATIONS NOT DISCHARGED
        Neither the obligations of each Lender in this Clause 28 nor the rights, powers and remedies conferred upon any Fronting Bank by this Agreement or by law shall be discharged, impaired or otherwise affected by:

        (a) the winding-up, dissolution, administration or re-organisation of the relevant Fronting Bank, any Borrower or any other person or any change in its status, function, control or ownership;

        (b) any of the obligations of the relevant Fronting Bank, any Borrower or any other person under this Agreement, under a Letter of Credit, under a Bank Guarantee or under any other security taken in respect of its obligations under this Agreement or under a Letter of Credit or Bank Guarantee being or becoming illegal, invalid, unenforceable or ineffective in any respect;

        (c) time or other indulgence being granted or agreed to be granted to the relevant Fronting Bank, the relevant Borrower or any other person in respect of its obligations under this Agreement, under a Letter of Credit, under a Bank Guarantee or under any other security;

        (d) any amendment to, or any variation, waiver or release of, any obligation of the relevant Fronting Bank, the relevant Borrower or any other person under this Agreement, under a Letter of Credit, under a Bank Guarantee or under any other security; and

        (e) any other act, event or omission which, but for this Clause 28 might operate to discharge, impair or otherwise affect any of the obligations of each Lender in this Agreement contained or any of the rights, powers or remedies conferred upon any Fronting Bank by this Agreement or by law.

        The obligations of each Lender in this Agreement contained shall be in addition to and independent of every other security which any Fronting Bank may at any time hold in respect of any Letter of Credit or Bank Guarantee.

28.4    SETTLEMENT CONDITIONAL
        Any settlement or discharge between a Lender and a Fronting Bank shall be conditional upon no security or payment to any Fronting Bank by a Lender or any other person on behalf of a Lender being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, such Fronting Bank shall be entitled to recover the value or amount of such security or payment from such Lender subsequently as if such settlement or discharge had not occurred.

28.5    EXERCISE OF RIGHTS
        No Fronting Bank shall be obliged before exercising any of the rights, powers or remedies conferred upon them in respect of any Lender by this Agreement or by law:

        (a) to take any action or obtain judgment in any court against any Obligor;

        (b) to make or file any claim or proof in a winding-up or dissolution of any Obligor; or

        (c) to enforce or seek to enforce any other security taken in respect of any of the obligations of the Obligors under this Agreement.

28.6    BENEFICIARY A LENDER
        Where the beneficiary of any Letter of Credit or Bank Guarantee (the "BENEFICIARY") is also a Lender (the "INDEMNIFYING BANK") then the Beneficiary in its capacity as such shall be treated as a separate entity from such Indemnifying Bank for all purposes of the Finance Documents.


29.     CONDUCT OF BUSINESS BY THE FINANCE PARTIES

        No provision of this Agreement will:

        (a) interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

        (b) oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

        (c) oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.


30.     SHARING AMONG THE LENDERS

30.1    PAYMENTS TO LENDERS
        If a Lender (a "RECOVERING LENDER") receives or recovers any amount from an Obligor other than in accordance with Clause 31 (PAYMENT MECHANICS) and applies that amount to a payment due under the Finance Documents then:

        (a) the Recovering Lender shall, within three Business Days, notify details of the receipt or recovery, to the Agent;

        (b) the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Lender would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 31 (PAYMENT MECHANICS), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and

        (c) the Recovering Lender shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the "SHARING PAYMENT") equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering

                  Lender as its share of any payment to be made, in accordance with Clause 31.5 (PARTIAL PAYMENTS).

30.2    REDISTRIBUTION OF PAYMENTS
        The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Lender) in accordance with Clause 31.5 (PARTIAL PAYMENTS).

30.3    RECOVERING LENDER'S RIGHTS
        (a) On a distribution by the Agent under Clause 30.2 (REDISTRIBUTION OF PAYMENTS), the Recovering Lender will be subrogated to the rights of the Finance Parties which have shared in the redistribution.

        (b) If and to the extent that the Recovering Lender is not able to rely on its rights under paragraph (a) above, the relevant Obligor shall be liable to the Recovering Lender for a debt equal to the Sharing Payment which is immediately due and payable.

30.4    REVERSAL OF REDISTRIBUTION
        If any part of the Sharing Payment received or recovered by a Recovering Lender becomes repayable and is repaid by that Recovering Lender, then:

        (a) each Lender which has received a share of the relevant Sharing Payment pursuant to Clause 30.2 (REDISTRIBUTION OF PAYMENTS) shall, upon request of the Agent, pay to the Agent for account of that Recovering Lender an amount equal to its share of the Sharing Payment (together with such amount as is necessary to reimburse that Recovering Lender for its proportion of any interest on the Sharing Payment which that Recovering Lender is required to pay); and

        (b) that Recovering Lender's rights of subrogation in respect of any reimbursement shall be cancelled and the relevant Obligor will be liable to the reimbursing Lender for the amount so reimbursed.

30.5    EXCEPTIONS
        (a) This Clause 30 shall not apply to the extent that the Recovering Lender would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

        (b) A Recovering Lender is not obliged to share with any other Lender any amount which the Recovering Lender has received or recovered as a result of taking legal or arbitration proceedings, if:

                  (i) it notified the other Lenders of the legal or arbitration proceedings; and

                  (ii) the other Lender had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice or did not take separate legal or arbitration proceedings.

                                   SECTION 11

                                 ADMINISTRATION

31.     PAYMENT MECHANICS

31.1    PAYMENTS TO THE AGENT
        (a) On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

        (b) Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in a Participating Member State or London) with such bank as the Agent specifies.

31.2    DISTRIBUTIONS BY THE AGENT
        Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 31.3 (DISTRIBUTIONS TO AN OBLIGOR) and Clause 31.4 (CLAWBACK) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days' notice with a bank in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London).

31.3    DISTRIBUTIONS TO AN OBLIGOR
        The Agent may (with the consent of the Obligor or in accordance with Clause 32 (SET-OFF)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

31.4    CLAWBACK
        (a) Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

        (b) If the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.

31.5    PARTIAL PAYMENTS
        (a) If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

                  (i) FIRST, in or towards payment pro rata of any unpaid fees, costs and expenses of the Agent under the Finance Documents;

                  (ii) SECONDLY, in or towards payment of any demand made by a Fronting Bank in respect of a payment made or to be made by it under a Letter of Credit or a Bank Guarantee due but unpaid;

                  (iii) THIRDLY, in or towards payment pro rata of any accrued interest, commission or Fronting Bank fees due but unpaid under this Agreement;

                  (iv) FOURTHLY, in or towards payment pro rata of any Outstandings due but unpaid under this Agreement; and

                  (v) FIFTHLY, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

        (b) The Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (v) above.

        (c) Paragraphs (a) and (b) above will override any appropriation made by an Obligor.

31.6    NO SET-OFF BY OBLIGORS
        All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

31.7    BUSINESS DAYS
        (a) Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

        (b) During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal at the rate payable on the original due date.

31.8    CURRENCY OF ACCOUNT
        (a) Subject to paragraphs (b) to (f) below, euro is the currency of account and payment for any sum due from an Obligor under any Finance Document.

        (b) A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated on its due date.

        (c) Each payment in respect of a Letter of Credit or a Bank Guarantee (including any Cash Collateral in respect of a Letter of Credit or a Bank Guarantee) shall be made in the currency in which that Letter of Credit or, as the case may be, Bank Guarantee is denominated.

        (d) Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.

        (e) Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

        (f) Any amount expressed to be payable in a currency other than euro shall be paid in that other currency.

31.9    CHANGE OF CURRENCY
        (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

                  (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Obligor's Agent); and

                  (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

        (b) If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Obligor's Agent) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.


32.     SET-OFF

        After an Event of Default has occurred and for so long as it is continuing a Finance Party may set off any matured obligation due from an Obligor or the Obligor's Agent under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor or the Obligor's Agent (as the case may be), regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. If a Finance Party does exercise its right of set-off pursuant to this Clause 32 it shall give written notice (through the Agent) of such action to the Obligor's Agent or the relevant Obligor (as the case may be) as soon as is reasonably practicable thereafter.


33.     NOTICES

33.1    COMMUNICATIONS IN WRITING
        Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax, letter or telex.

33.2    ADDRESSES
        The address, fax number and telex number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

        (a) in the case of the Company, that identified with its name below;

        (b) in the case of each Lender, each Fronting Bank or any Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and

        (c) in the case of the Agent or the Security Trustee, that identified with its name below,

        or any substitute address, fax number, telex number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days' notice.

33.3    DELIVERY
        (a) Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

                  (i)   if by way of fax, when received in legible form; or

                  (ii) if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

                  (iii) if by way of telex, when despatched, but only if, at the time of transmission, the correct answerback appears at the start and at the end of the sender's copy of the notice;

                  and, if a particular department or officer is specified as part of its address details provided under Clause 33.2 (ADDRESSES), if addressed to that department or officer.

        (b) Any communication or document to be made or delivered to the Agent or the Security Trustee will be effective only when actually received by the Agent or, as the case may be, the Security Trustee and then only if it is expressly marked for the attention of the department or officer identified with the Agent's or, as the case may be, the Security Trustee's signature below (or any substitute department or officer as the Agent or the Security Trustee shall specify for this purpose).

        (c) All notices from or to an Obligor shall be sent through the Agent.

        (d) Any communication or document made or delivered to the Obligor's Agent in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

33.4    NOTIFICATION OF ADDRESS, FAX NUMBER AND TELEX NUMBER
        Promptly upon receipt of notification of an address, fax number and telex number or change of address, fax number or telex number pursuant to Clause 33.2 (ADDRESSES) or changing its own address, fax number or telex number, the Agent shall notify the other Parties.

33.5    ENGLISH LANGUAGE
        (a) Any notice given under or in connection with any Finance Document must be in English.

        (b) All other documents provided under or in connection with any Finance Document must be:

                  (i)      in English; or

                  (ii) if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.


34.     CALCULATIONS AND CERTIFICATES

34.1    ACCOUNTS
        In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are PRIMA FACIE evidence of the matters to which they relate.

34.2    CERTIFICATES AND DETERMINATIONS
        Any certification or determination by a Finance Party of a rate or amount under any Finance Document and by a Fronting Bank as to the amount paid out by that Fronting Bank in respect of any Letter of Credit or Bank Guarantee is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

34.3    DAY COUNT CONVENTION
        Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.


35.     PARTIAL INVALIDITY

        If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.


36.     REMEDIES AND WAIVERS

        No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.


37.     AMENDMENTS AND WAIVERS

37.1    REQUIRED CONSENTS
        (a) Subject to Clause 37.2 (EXCEPTIONS) and Clause 37.5 (AMENDMENT TO CORRECT MANIFEST ERROR) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties.

        (b) The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 37.

37.2    EXCEPTIONS
        (a) An amendment or waiver that has the effect of changing or which relates to:

                  (i) the definition of "Majority Lenders" in Clause 1.1 (DEFINITIONS);

                  (ii) an extension to the date of payment of any amount under the Finance Documents;

                  (iii) a reduction in the Margin, the L/C Commission Rate, the Guarantee Commission Rate or the amount of any payment of principal, interest, fees or commission payable;

                  (iv)     an increase in Commitment;

                  (v) a change to the Borrowers or Guarantors other than in accordance with Clause 26 (CHANGES TO THE OBLIGORS);

                  (vi) any provision which expressly requires the consent of all the Lenders; or

                  (vii) Clause 2.2 (LENDERS' AND FRONTING BANKS' RIGHTS AND OBLIGATIONS), Clause 25 (CHANGES TO THE LENDERS) or this Clause 37,

                  shall not be made without the prior consent of all the Lenders.

        (b) An amendment or waiver which relates to the rights or obligations of the Agent, the Security Trustee or any Arranger may not be effected without the consent of the Agent, the Security Trustee or, as the case may be, that Arranger.

37.3    AMENDMENTS BY SECURITY TRUSTEE
        Unless the provisions of any Finance Document expressly provide otherwise, the Security Trustee may, if authorised by the Majority Lenders, amend the terms of, waive any of the requirements of, or grant consents under, any of the Security Documents, any such amendment, waiver or consent being binding on all the parties to this Agreement PROVIDED THAT:

        (a) the prior consent of all of the Lenders is required to authorise any amendment of any Security Document which would affect the nature or the scope of the Transaction Security or the manner in which proceeds of enforcement are distributed; and

        (b) no waiver or amendment may impose any new or additional obligations on any person without the consent of that person.

37.4    AMENDMENTS BY OBLIGOR'S AGENT
        The Obligor's Agent (acting on behalf of each of the Obligors) may agree any amendment to or modification of the provisions of any of the Finance Documents or any schedule thereto, or grant any waiver or consent in relation thereto and the Obligors will be bound by any such amendment or modification.

37.5    AMENDMENT TO CORRECT MANIFEST ERROR
        The Agent may agree with the Obligor's Agent (acting on behalf of each of the Obligors) any amendment to or the modification of the provisions of any of the Finance Documents or any schedule thereto, which is necessary to correct a manifest error and the Obligors will be bound by any such amendment or modification.


38.     COUNTERPARTS

        Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

                                   SECTION 12

                          GOVERNING LAW AND ENFORCEMENT


39.     GOVERNING LAW

        This Agreement is governed by English law.


40.     ENFORCEMENT

40.1    JURISDICTION OF ENGLISH COURTS
        (a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a "DISPUTE").

        (b) The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

        (c) This Clause 40.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

40.2    SERVICE OF PROCESS
        Without prejudice to any other mode of service allowed under any relevant law, the Company and each Obligor (other than an Obligor incorporated in England and Wales):

        (a) irrevocably appoints Messer UK Limited as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

        (b) agrees that failure by a process agent to notify the Company or (as the case may be) the relevant Obligor of the process will not invalidate the proceedings concerned.

        If the appointment of Messer UK Limited by any Obligor ceases to be effective, the relevant Obligor shall immediately appoint another person in England to accept service of process on its behalf in England in connection with any Finance Document. If an Obligor fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice to such Obligor.


41.     WAIVER OF JURY TRIAL

        Each of the Finance Parties irrevocably waives trial by jury in any action or proceeding with respect to any Finance Document.

THIS AGREEMENT HAS BEEN ENTERED INTO ON THE DATE STATED AT THE BEGINNING OF THIS AGREEMENT.

                                   SCHEDULE 1

                               THE CLOSING PARTIES

                                     PART I
                              THE INITIAL OBLIGORS


---------------------------------------------------------- -------------------------------------------------------
NAME OF INITIAL BORROWER                                   JURISDICTION OF INCORPORATION AND REGISTRATION NUMBER
                                                           (OR EQUIVALENT, IF ANY)
---------------------------------------------------------- -------------------------------------------------------
Messer Griesheim GmbH                                      Germany, Frankfurt, HRB7812 registered in the
                                                           HANDELSREGISTER (commercial register) of the
                                                           AMTSGERICHT (local court) of Frankfurt am Main, under
                                                           HRB7812
---------------------------------------------------------- -------------------------------------------------------
Messer Griesheim Industries, Inc.                          U.S.A., 0815454, State of Delaware
---------------------------------------------------------- -------------------------------------------------------
Messer Finance S.A.                                        Luxembourg
---------------------------------------------------------- -------------------------------------------------------



---------------------------------------------------------- -------------------------------------------------------
NAME OF INITIAL GUARANTOR                                  JURISDICTION OF INCORPORATION AND REGISTRATION NUMBER
                                                           (OR EQUIVALENT, IF ANY)
---------------------------------------------------------- -------------------------------------------------------
Messer Griesheim GmbH                                      Germany, Frankfurt, HRB7812 registered
                                                           with the AMTSGERICHT (local court) of
                                                           Frankfurt am Main in the HANDELSREGISTER
                                                           (commercial register) under HRB7812
---------------------------------------------------------- -------------------------------------------------------
Messer Griesheim Industries, Inc.                          U.S.A., 0815454, State of Delaware
---------------------------------------------------------- -------------------------------------------------------
Messer Finance S.A.                                        Luxembourg
---------------------------------------------------------- -------------------------------------------------------
Messer UK Limited                                          England, 232592
---------------------------------------------------------- -------------------------------------------------------
Messer Griesheim Industriegase GmbH                        Germany, Leipzig, HRB1854 registered in
                                                           the HANDELSREGISTER (commercial register)
                                                           of the AMTSGERICHT (local court) of
                                                           Leipzig, under HRB1854
---------------------------------------------------------- -------------------------------------------------------
Messer Medical GmbH                                        Germany, Krefeld, HRB5807 registered in the
                                                           HANDELSREGISTER (commercial register)
                                                           of the AMTSGERICHT (local court) of
                                                           Krefeld under HRB5807
---------------------------------------------------------- -------------------------------------------------------
Messer International GmbH                                  Germany, Frankfurt, HRB 48453 registered in the
                                                           HANDELSREGISTER (commercial register) of the
                                                           AMTSGERICHT (local court) of Frankfurt am Main under
                                                           HRB 48431
---------------------------------------------------------- -------------------------------------------------------
Messer France S.A.                                         France, 300 560 588
---------------------------------------------------------- -------------------------------------------------------

                                      -177-

---------------------------------------------------------- -------------------------------------------------------
Messer Nederland B.V.                                      The Netherlands, seat (statutaire zetel) in Moerdijk
                                                           and registered number 20069636
---------------------------------------------------------- -------------------------------------------------------
MG Generon, Inc.                                           U.S.A., 2574 231, State of Delaware
---------------------------------------------------------- -------------------------------------------------------
GVP, Inc.                                                  U.S.A., 2638386, State of Delaware
---------------------------------------------------------- -------------------------------------------------------
Messer Austria GmbH                                        Austria, FN 111741a
---------------------------------------------------------- -------------------------------------------------------


                                     PART II
                              THE ORIGINAL LENDERS


--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
NAME OF ORIGINAL        TERM DISPOSAL      TERM A FACILITY       TERM B EURO        TERM B DOLLAR        TERM C EURO
LENDER                     FACILITY           COMMITMENT           FACILITY            FACILITY            FACILITY
                          COMMITMENT            (EUR)             COMMITMENT          COMMITMENT          COMMITMENT
                             ($)                                    (EUR)                ($)                (EUR)
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
Goldman Sachs           60,335,219.23       107,262,611.96      45,586,610.08       41,027,949.07       45,586,610.08
Credit Partners,
L.P.
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
Bayerische Hypo-        60,335,219.23       107,262,611.96      45,586,610.08       41,027,949.07       45,586,610.08
und Vereinsbank AG
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
The Chase Manhattan     60,335,219.23       107,262,611.96      45,586,610.08       41,027,949.07       45,586,610.08
Bank
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
The Royal Bank of       43,994,342.32       78,212,164.13       33,240,169.76       29,916,152.78       33,240,169.76
Scotland plc
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
Total                    225,000,000         400,000,000         170,000,000         153,000,000         170,000,000
--------------------- ------------------- ------------------- ------------------- ------------------- -------------------


---------------------------------------- ------------------- -------------------
NAME OF ORIGINAL       TERM C DOLLAR         REVOLVING           REVOLVING
LENDER                    FACILITY           FACILITY I         FACILITY II
                         COMMITMENT          COMMITMENT          COMMITMENT
                            ($)                (EUR)               (EUR)
---------------------------------------- ------------------- -------------------
Goldman Sachs          43,441,357.84       69,720,697.77       13,407,826.49
Credit Partners,
L.P.
---------------------------------------- ------------------- -------------------
Bayerische Hypo-       43,441,357.84       69,720,697.77       13,407,826.49
und Vereinsbank AG
---------------------------------------- ------------------- -------------------
The Chase Manhattan    43,441,357.84       69,720,697.77       13,407,826.49
Bank
---------------------------------------- ------------------- -------------------
The Royal Bank of      31,675,926.47       50,837,906.68        9,776,520.52
Scotland plc
---------------------------------------- ------------------- -------------------
Total                   162,000,000         260,000,000          50,000,000
---------------------------------------- ------------------- -------------------


                                   SCHEDULE 2
                              CONDITIONS PRECEDENT

                                     PART I
                   CONDITIONS PRECEDENT TO INITIAL UTILISATION

1.      CORPORATE DOCUMENTS

        (a) A copy of the constitutional documents of the Company and Newco 2 in the form required by the Agent together with a copy of the resolutions of the shareholders of the Company and/or Newco 2 adopting such changes to the constitutive documents of the Company and/or Newco 2 as the Agent shall have reasonably required.

        (b) A copy of a resolution of the board of directors (or the equivalent thereof) of each of the Company and Newco 2:

                  (i) approving the terms of, and the transactions contemplated by, the Transaction Documents to which it is a party and resolving that it execute the Transaction Documents to which it is a party;

                  (ii) authorising a specified person or persons to execute the Transaction Documents to which it is a party on its behalf; and

                  (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request and Selection Notice) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

        (c) A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

        (d) Where the Lenders' relevant counsel deems such to be either necessary or desirable either in place of or in addition to the resolution referred to in paragraph (b) above, a certificate or extract from a public commercial registry or other evidence setting out the names and signatures of the persons authorised to sign, on behalf of each of the Company and Newco 2, each Transaction Document to which such company is or is to be a party and any documents to be delivered by such company pursuant to any of the Transaction Documents.

        (e) Where the Lenders' relevant counsel deems such to be either necessary or desirable for the Company and Newco 2, either a copy of a resolution signed by all the holders of the issued shares in such company or a resolution of the supervisory board, work council or equivalent supervisory body of such company, approving the terms of, and the transactions contemplated by, the Finance Documents to which that company is a party.

        (f) The constitutive documents of MGG in the form required by the Agent.

        (g) Any resolutions of the shareholders of MGG adopting such changes to the constitutive documents of MGG as the Agent shall have reasonably required to, among other things, remove any restriction on any transfer of shares or partnership interests (or equivalent) in MGG pursuant to any enforcement of the Security Documents creating security over such shares.

        (h)       The Group Structure Chart.

        (i) A certificate of an authorised signatory of each of the Company and Newco 2 certifying that each copy document relating to it specified in this paragraph 1 (CORPORATE DOCUMENTS) of Part 1 of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.      ACCOUNTS AND REPORTS

        (a) The Business Plan (together with a list of the operating and market assumptions made for the purpose of the Business Plan).

        (b) The Reports (other than the 2000 Outturn Report and the Projections Report referred to in paragraph (b) of the definition of Reports) either addressed to, or with Reliance Letters in favour of, the Security Trustee (on behalf of the Finance Parties and the Mezzanine Finance Parties) or any Arranger on behalf of the Finance Parties and any Mezzanine Arranger on behalf of the Mezzanine Finance Parties or to the relevant Finance Parties and the relevant Mezzanine Finance Parties.

        (c)       The Priority Letter, duly executed by the parties to it.

        (d)       Budget (on a quarterly basis) for 2001.

3.      ACQUISITION DOCUMENTS AND RELATED MATTERS

        (a)       Copies of each Acquisition Document.

        (b) Evidence that the MGG Acquisition has completed in accordance with the terms of the Acquisition Documents and that either the Transferred Assets and Transferred Liabilities (as defined in the Singapore Separation Agreement) have been transferred to Singapore SPV or that to the extent that any such Transferred Assets or Transferred Liabilities have not been so transferred the Agent is satisfied (acting reasonably) that provisions are in place to provide that the MGG Group is economically in substantially the same position as if those Transferred Assets or Transferred Liabilities had been so transferred.

        (c) A certificate of an authorised signatory of the Company certifying that:

                  (i) No condition of the Acquisition (in particular the Acquisition Closing Conditions) and no right or entitlement of the Initial Sponsors or the Investors, the Company or any member of the Group (whether to receive documents or otherwise) under the Acquisition Documents has been waived or modified except with the prior written consent of the Majority Lenders and that the Acquisition Documents contain the full agreement of the parties thereto as to the matters set out therein;

                  (ii) following the making of the first Loans under the Term Facilities no Group member shall have any Financial Indebtedness outstanding (other than Permitted Indebtedness).

        (d) Evidence that the Antitrust Approvals (as defined in the Business Combination Agreement) have been granted.

        (e) Confirmation from MGG as to the amount of the Hoechst Closing Amount (as defined in section 4.5 of the Singapore Separation Agreement).

4.      OTHER FINANCING DOCUMENTS

        (a)       Copies of:

                  (i) the executed Shareholders' Agreement together with the agreed amendment relating to, INTER ALIA, the treatment of proceeds received by the Company under the BCA;

                  (ii) the executed Mezzanine Facility Agreement and the Mezzanine Fee Letters; and

                  (iii)    the executed China Subordination Agreement.

        (b) Evidence satisfactory to the Agent that an aggregate amount of at least EUR500,000,000 has been contributed by the Initial Sponsors to the Company in cash through the subscription for, and issue of, fully paid up shares of the Company and that the Investors are the sole shareholders in the Company as at the Closing Date.

        (c) Evidence satisfactory to the Agent that loans equal to the full amount of the facilities made available under the Mezzanine Facility Agreement will be made under the Mezzanine Facility Agreement either on or prior to the date the first Utilisation is made.

        (d) Evidence satisfactory to the Agent that Newco 2 owns 66 2/3 percent. of the issued share capital of MGG and that MIG has contributed the Family MGG Shares to Newco 2 and that Newco 2 will, upon the registration of the increase in the share capital of Newco 2, be the owner of 100 per cent. of the issued share capital of MGG.

        (e)       The Funds Flow Statement.

        (f)       The Hedging Letter duly signed by the parties thereto.

        (g) The Fee Letter referred to in Clause 13.5 (ARRANGEMENT FEE) duly signed by the parties thereto.

        (h) The Fee Letter referred to in Clause 13.6 (AGENCY FEE) duly signed by the parties thereto.

        (i)       The Fee Letter referred to in Clause 13.7 (SECURITY TRUSTEE
                  FEE) duly signed by the parties thereto.

        (j)       The Syndication Letter duly signed by the parties thereto.

        (k) A certificate of an authorised signatory of the Company certifying that each copy document delivered to the Agent pursuant to paragraphs 3 and 4 of this Part 1 of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

5.      SECURITY, GUARANTEE AND PRIORITY DOCUMENTS

        (a) Share Pledge by Newco 2 over 100% of the shares in MGG (it being noted that such pledge will only be effective over shares in MGG representing 66 2/3% of the registered share capital of MGG until the required capital increase in the share capital of Newco 2 is registered so as to make the contribution of the Family MGG Shares to Newco 2 effective).

        (b)       Duly executed copy of the Intercreditor Deed.

        (c) Where the Lenders' relevant counsel deems such to be either necessary or desirable, any recordings, filings or other action required to perfect the Security purported to be created by the Security Documents referred to above (including, without limitation, delivery of share certificates and stock transfer forms executed in blank in relation to pledged shares, noting of pledges on share registers, application for registration of security and notices of assignment).

        (d) Duly executed Accession Letter by each Initial Borrower, together with the satisfaction of the requirements of Clause
                  26.2 (ADDITIONAL BORROWERS) for the accession of each Initial Borrower as an Additional Borrower.

        (e) Duly executed Accession Letter by each Initial Guarantor (other than Messer Austria GmbH), together with the satisfaction of the requirements of Clause 26.4 (ADDITIONAL GUARANTORS) for the accession of each Initial Guarantor as an Additional Guarantor.

        (f) Evidence (based on the management accounts of the MGG Group) that upon the Initial Guarantors acceding as Guarantors and providing the Security to be provided in accordance with
                  Schedule 15 (SECURITY PRINCIPLES):

                  (i) the aggregate (without double counting) of (1) the EBITDA of each of the Guarantors (but ignoring losses before interest and tax of any Guarantor) and (2) the EBITDA of each Consolidated Subsidiary of MGG which is not a Guarantor (but ignoring any losses before interest and tax of that Consolidated Subsidiary) in respect of which 95% or more of its voting and issued share capital is pledged pursuant to a Security Document (the Guarantors referred to in paragraph (1) of this paragraph (f)(i) taken together with the Subsidiaries referred to in paragraph (2) of this paragraph (f)(i) being collectively referred to as the "SECURITY PARTIES"); and

                  (ii) the aggregate gross assets (without double counting and excluding assets which are not included on consolidation) of the Security Parties,

                  exceed (in relation to (i) above) 80 per cent. of the consolidated EBITDA and (in relation to (ii) above) 65 per cent. of the consolidated gross assets of the Newco 2 Group; and

                  (iii) the aggregate (without double counting) of the EBITDA of each of the Guarantors (but ignoring losses before interest and tax of any Guarantor); and

                  (iv) the aggregate gross assets (without double counting and excluding assets which are not included on consolidation) of the Guarantors,

                  exceed (in relation to (iii) above) 70 per cent. of the consolidated EBITDA and (in relation to (iv) above) 60 per cent. of the consolidated gross assets of the Newco 2 Group.

        (g) Evidence satisfactory to the Agent in relation to the Initial Guarantors that on the first Utilisation of the Facilities any Financial Indebtedness which benefits from Security or Quasi Security over assets which will also be subject to the Security to be created under any Security Documents to be entered into by such Initial Guarantors will be repaid.

        (h) Duly executed Austrian Guarantee, together with all of the documents and evidence referred to in Part II of this Schedule in relation to Messer Austria GmbH other than paragraph 1 thereof.

        (i) An original executed irrevocable power of attorney from MIG authorising the Security Trustee to execute a pledge on behalf of MIG over all of its shares in MGG if Newco 2 does not own 100% of the shares in MGG within 20 days of the date of such power of attorney (which is anticipated to be signed on the Closing Date), together with evidence that such power of attorney has been duly executed by a duly authorised signatory.

6.      LEGAL OPINIONS

        (a) A legal opinion of Clifford Chance LLP, London, legal advisers to the Arrangers and the Agent in England, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

        (b) A legal opinion of Clifford Chance Punder, legal advisers to the Arrangers and the Agent in Germany, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

7.      OTHER DOCUMENTS AND EVIDENCE

        (a) A copy of any other Authorisation or other document, opinion or assurance which the Agent reasonably considers to be necessary (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

        (b) Evidence that the fees, costs and expenses then due pursuant to Clause 13 (FEES) and Clause 18 (COSTS AND EXPENSES) have been paid or will be paid by or on the first Utilisation Date.

        (c) A copy of a Certificate of Merger from the Secretary of State of the State of Delaware evidencing that Messer AGS, Inc. has merged into Messer Griesheim Industries, Inc. (with Messer Griesheim Industries, Inc. as the surviving entity).

        (d) A signed copy of the engagement letter between MGG and KPMG pursuant to which KPMG agrees to provide Auditors Reports.

8.      AGREED FORM DOCUMENTS

        (a)       Agreed form of Permitted Exchange Notes Security.

        (b)       Agreed form of Permitted High Yield Security.

        (c)       Agreed forms of Treasury Borrower Loan Agreement.

        (d)       Agreed form of High Yield Subordination Agreement.

        (e)       Agreed form of Exchange Notes Subordination Agreement.

        (f)       Agreed form of Newco 2 Loan Subordination Agreement.

                                     PART II
                       CONDITIONS PRECEDENT REQUIRED TO BE
                       DELIVERED BY AN ADDITIONAL OBLIGOR

1. An Accession Letter, duly executed by the Additional Obligor and the Obligor's Agent.

2. A copy of the constitutional documents of the Additional Obligor in the form required by the Agent together with a copy of the resolutions of the shareholders of the Additional Obligor adopting such changes to the constitutive documents of the Additional Obligor as the Agent shall have required.

3. Where the Lenders' relevant counsel deems such to be either necessary or desirable, a copy of a resolution of the board of directors (or the equivalent thereof) of the Additional Obligor:

        (a) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

        (b) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

        (c) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request and Selection Notice) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

4. A specimen of the signature of each person authorised by the resolution referred to in paragraph 3(b) above.

5. Where the Lenders' relevant counsel deems such to be either necessary or desirable either in place of or in addition to the resolution referred to in paragraph 3 above, a certificate or extract from a public commercial registry or other evidence setting out the names and signatures of the persons authorised to sign, on behalf of the Additional Obligor, each Finance Document to which the Additional Obligor is or is to be a party and any documents to be delivered by the Additional Obligor pursuant to any of the Finance Documents.

6. Where the Lenders' relevant counsel deems such to be either necessary or desirable for an Additional Guarantor, either a copy of a resolution signed by all the holders of the issued shares in such Additional Guarantor or a resolution of the supervisory board, work council or equivalent supervisory body of such Additional Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which that Additional Guarantor is a party.

7. A certificate of the Additional Obligor (signed by a director or equivalent) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit (which is imposed by law or under its constitutive documents and binding on it) to be exceeded.

8. A certificate of an authorised signatory of the Additional Obligor certifying that each copy document listed in paragraphs 1 through 7 of this Part II of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Letter.

9. A copy of any other Authorisation or other document, opinion or assurance which the Agent considers (acting reasonably) to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Accession Letter or for the validity and enforceability of any Finance Document.

10. If available, the latest audited financial statements of the Additional Obligor.

11. A legal opinion of Clifford Chance LLP, London, legal advisers to the Arrangers and the Agent in England.

12. If the Additional Obligor is incorporated in a jurisdiction other than England, a legal opinion of the legal advisers to the Arrangers and the Agent in the jurisdiction in which the Additional Obligor is incorporated.

13. If the Security to be granted by the proposed Additional Obligor involves the laws of any jurisdiction other than England and the jurisdiction of an incorporation of the proposed Additional Obligor, legal opinion(s) from the legal advisers to the Arrangers and Agent or the legal advisers to the Obligor's Agent in relation to the laws of such other jurisdiction.

14. If the proposed Additional Obligor is incorporated in a jurisdiction other than England and is not to be a party to this Agreement, evidence that the process agent specified in Clause 40.2 (SERVICE OF PROCESS), if not an Obligor, has accepted its appointment in relation to the proposed Additional Obligor.

15. If the Additional Obligor is to become an Additional Borrower, the accession of such an Additional Obligor to this Agreement as an Additional Guarantor.

16. Duly executed deed of accession to the Intercreditor Deed by the Additional Obligor as an Obligor, Intra-Group Borrower and Intra-Group Lender.

17. Such Security Documents creating such Security as the Agent reasonably requires in accordance with the Security Principles, duly executed by the Additional Obligor and the Security Trustee (or, if appropriate, the Finance Parties).

18. If the Additional Obligor is incorporated in any state of the United States of America, a certificate of solvency signed by the Chief Financial Officer of such Additional Obligor.

19. Where the Lenders' relevant counsel reasonably deems such to be either necessary or advisable, any recordings, filings or other action required to perfect the Security purported to be created by the Security Documents referred to above (including, without limitation, delivery of share certificates and stock transfer forms executed in blank in relation to pledged shares, noting of pledges on share registers, application for registration of security and notices of assignment).

20. The constitutive documents of any member of the Group whose shares are subject to Security under any of the Security Documents referred to above in the form required by the Agent together with any resolutions of the shareholders of such member of the Group adopting such changes to the constitutive documents of such member of the Group as the Agent shall have reasonably required to, among other things, remove any restriction on any transfer of shares or partnership interests (or equivalent) in such member of the Group pursuant to any enforcement of any of such Security Documents.

21. If the Additional Obligor is a Treasury Borrower, a Treasury Borrower Loan Agreement executed by it.

                                    PART III
                 ADDITIONAL CONDITIONS PRECEDENT REQUIRED TO BE
                  DELIVERED BY DEBTCO AS AN ADDITIONAL OBLIGOR

1. All of the documents and evidence referred to in Part II of this Schedule.

2. Evidence that, immediately upon acceding as an Additional Obligor, Debtco will be the sole shareholder of MGG.

3. Evidence that, immediately upon acceding as an Additional Obligor, Debtco will assume the rights and obligations of MGG under the Mezzanine Facility Agreement or any Direct Mezzanine Refinancing.

4.
        (a) If at the time of Debtco's accession Newco 2 has not pledged 100% of the shares in MGG pursuant to a Security Document, a share pledge over 100% of the shares in MGG.

        (b) If at the time of Debtco's accession Newco 2 has pledged 100% of the shares in MGG pursuant to a Security Document, evidence that such share pledge remains in force and is acknowledged by Debtco.

5. An assignment of all of Debtco's receivables pursuant to a Global Assignment Agreement, such assignment to include (without limitation and unless secured pursuant to a pledge referred to in paragraph 6 below) an assignment of all of Debtco's rights under all Intra-Group Loans where it is the lender.

6. An assignment over any Intra-Group Loans by Debtco where Debtco is the lender, such pledge to include a waiver of Debtco's rights and obligations against the borrowers of such Intra-Group Loans upon the suspensive condition (AUFSCHIEBENDE BEDINGUNG) of the receipt of a notice by the Security Trustee of the sale of shares in MGG following enforcement of the share pledge over the shares in MGG.

7. Security over Debtco's bank accounts pursuant to an Account Pledge, including over a bank account opened by it with the Agent which is identified as a Prepayment Escrow Account and pursuant to which no amounts may be withdrawn from the Prepayment Escrow Account other than as provided in Clause 9 (REPAYMENT AND CANCELLATION).

8. Evidence from appropriate advisers and other appropriate sources that having Debtco as the German Group Member which is a Borrower under this Agreement and the Mezzanine Facility Agreement might reasonably be expected to be more materially advantageous from an overall German Tax perspective than having MGG as the German Group Member which is a Borrower under this Agreement and the Mezzanine Facility Agreement.

                                   SCHEDULE 3

                                    REQUESTS

                                     PART I

                               UTILISATION REQUEST

From:    [BORROWER]

To:      [AGENT]

Dated:

Dear Sirs

   [MESSER GRIESHEIM GMBH] - EUR1,050,000,000 AND $540,000,000 SENIOR FACILITIES
                AGREEMENT DATED - 2001 (THE "FACILITY AGREEMENT")

1. [We wish to borrow a Loan on the following terms]/[We wish [NAME OF FRONTING BANK] to issue a [Letter of Credit]/[Bank Guarantee] as follows:]

        Proposed Utilisation Date:                    [                ] (or, if that is not a Business Day,
                                                      the next Business Day)

        Facility to be utilised:                      [Term Disposal Facility]/[Term A Facility]/[Term B
                                                      Euro Facility]/[Term B Dollar Facility]/[Term C
                                                      Euro Facility]/[Term C Dollar Facility]/ [Revolving
                                                      Facility I]/[Revolving Facility II]*

        Currency of [Loan]/[Letter of Credit/
        [Bank Guarantee]:                             [                ]

        Amount:                                       [       ] or, if less, the Available Facility

        [Interest Period:]                            [                ]

        [Expiry Date:]                                [                ]

        [Fronting Bank:]                              [                ]

2. We confirm that each condition specified in Clause 4.2 (FURTHER CONDITIONS PRECEDENT) required to be satisfied in connection with this Utilisation is satisfied on the date of this Utilisation Request.

3. [The proceeds of this Loan should be credited to [ACCOUNT].]/[The [Letter of Credit/Bank Guarantee] should be issued in favour of [NAME OF BENEFICIARY] in the form attached and delivered to the recipient at [ADDRESS OF BENEFICIARY] and is requested to be issued for the following purpose: [ ]].

4. This Utilisation Request is irrevocable, save that if it relates solely to the issue of a Letter of Credit or Bank Guarantee in which case it may be revoked by notice in writing to the Agent and the relevant Fronting Bank at any time prior to the requested Letter of Credit or Bank Guarantee being issued.

                                Yours faithfully

                         -----------------------------
                            authorised signatory for
                          [NAME OF RELEVANT BORROWER]
* delete as appropriate

                                     PART II

                                SELECTION NOTICE(1)

                      APPLICABLE TO A TERM FACILITIES LOAN

From:    [BORROWER]

To:      [AGENT]

Dated:

Dear Sirs

  [MESSER GRIESHEIM GMBH] - EUR1,050,000,000 AND $540,000,000 SENIOR FACILITIES
               AGREEMENT DATED - 2001 (THE "FACILITY AGREEMENT")
1. We refer to the following [Term Disposal Facility]/[Term A Facility]/[Term B Euro Facility]/[Term B Dollar Facility]/[Term C Euro Facility]/[Term C Dollar Facility] Loan[s] in [IDENTIFY CURRENCY] with an Interest Period ending on [__________]*.

2. [We request that the above [Term Disposal Facility]/[Term A Facility]/[Term B Euro Facility]/[Term B Dollar Facility]/[Term C Euro
        Facility]/[Term C Dollar Facility] Loan[s] be divided into [     ] [Term
        Disposal Facility]/[Term A Facility]/[Term B Euro Facility]/[Term B Dollar Facility]/[Term C Euro Facility]/[Term C Dollar Facility] Loans with the following Base Currency Amounts and Interest Periods:] **

        OR

        [We request that the next Interest Period for the above [Term Disposal Facility]/[Term A Facility]/[Term B Dollar Facility]/[Term C Euro
        Facility]/ [Term C Dollar Facility] Loan[s] is [    ]].***

3. We request that the above [Term Disposal Facility]/[Term A Facility]/[Term B Dollar Facility]/[Term C Euro Facility] Loan[s] [is]/[are] [denominated in the same currency for the next Interest
        Period]/[denominated in the following currencies: [           ]. As this
        results in a change of currency we confirm that each applicable condition specified in Clause 4.2 (FURTHER CONDITIONS PRECEDENT) is satisfied on the date of this Selection Notice. The proceeds of any change in currency should be credited to [ACCOUNT].] .

4.      This Selection Notice is irrevocable.

                                Yours faithfully


--------------------------------------------------------------------------------

(1) This may be used to (i) select the currency of an existing Term A Facility Loan for its next Interest Period, (ii) request the division of an existing Term Facility Loan into two or more Term Facility Loans having specified Base Currency Amounts and Interest Periods, and (iii) select the duration of the next Interest Period for an existing Term Facility Loan.

* Insert details of all Term Facility Loans in the same currency which have an Interest Period ending on the same date.

**    Use this option if division of Term Facility Loans is requested.

***   Use this option if sub-division is not required.

                          --------------------------
                           authorised signatory for
         [the Obligor's Agent on behalf of] [name of relevant Borrower]

                                   SCHEDULE 4

                             MANDATORY COST FORMULAE

1. The Mandatory Cost is an addition to the interest rate in relation to the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Interest Period (or as soon as possible thereafter) the Agent shall calculate, as a percentage rate, a rate (the "ADDITIONAL COST RATE") in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Agent as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3. The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Agent as the cost of complying with the minimum reserve requirements of the European Central Bank.

4. The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Agent as follows:

        (a)       in relation to a domestic sterling Loan:

                       AB + C(B - D) + E x 0.01
                       ------------------------ per cent. per annum
                              100 - (A + C)

        (b) in relation to a Loan in any currency other than domestic sterling:

                       E x 0.01
                       -------- per cent. per annum.
                          300
        Where:

         A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

         B is the percentage rate of interest (excluding the Margin and the Mandatory Cost) payable for the relevant Interest Period on the Loan.

         C is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

         D is the percentage rate per annum payable by the Bank of England to the Agent on interest bearing Special Deposits.

         E is the rate of charge payable by that Lender to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per L1,000,000 of the Fee Base of that Lender.

5.      For the purposes of this Schedule:

        (a) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

        (b) "FEES REGULATIONS" means the Banking Supervision (Fees) Regulations 2000 or such other law or regulation as may be in force from time to time in respect of the payment of fees for banking supervision; and

        (c) "FEE BASE" has the meaning given to it, and will be calculated in accordance with, the Fees Regulations.

6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7. Each Lender shall supply any information required by the Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information in writing on or prior to the date on which it becomes a Lender:

        (a) its jurisdiction of incorporation and the jurisdiction of its Facility Office; and

        (b) any other information that the Agent may reasonably require for such purpose.

        Each Lender shall promptly notify the Agent in writing of any change to the information provided by it pursuant to this paragraph.

8. The percentages or rates of charge of each Lender for the purpose of A, C and E above shall be determined by the Agent based upon the information supplied to it pursuant to paragraph 7 above and on the assumption that, unless a Lender notifies the Agent to the contrary, each Lender's obligations in relation to cash ratio deposits, Special Deposits and the Fees Regulations are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

9. The Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender pursuant to paragraphs 3 and 7 above is true and correct in all respects.

10. Any determination by the Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

11. The Agent may from time to time, after consultation with the Obligor's Agent and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

                                   SCHEDULE 5

                          FORM OF TRANSFER CERTIFICATES

                                     PART I

To:      [                 ] as Agent and [          ] as Security Trustee

From: [THE EXISTING LENDER] (the "EXISTING LENDER") and [THE NEW LENDER] (the "NEW LENDER")

Dated:

  [MESSER GRIESHEIM GMBH] - EUR1,050,000,000 AND $540,000,000 SENIOR FACILITIES
                AGREEMENT DATED - 2001 (THE "FACILITY AGREEMENT")
1.      We refer to Clause 25.5 (PROCEDURE FOR TRANSFER):

        (a) The Existing Lender and the New Lender agree to the Existing Lender and the New Lender transferring by novation all or part of the Existing Lender's Commitment, rights and obligations referred to in the Schedule in accordance with Clause 25.5 (PROCEDURE FOR TRANSFER).

        (b)       The proposed Transfer Date is [                      ].

        (c) The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 33.2 (ADDRESSES) and Clause 31 (NOTICES) of the Intercreditor Deed are set out in the Schedule.

2. The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 25.4 (LIMITATION OF RESPONSIBILITY OF EXISTING LENDERS).

3. The New Lender confirms that it has received a copy of each of the Security Documents governed by German law which are pledges, is aware of their contents and hereby expressly consents to the declarations of the Security Trustee made on behalf of the New Lender as future pledgee in such Security Documents.

4. The New Lender hereby agrees with each other person who is or who becomes a party to the Intercreditor Deed that with effect on and from the Transfer Date it will be bound by the Intercreditor Deed referred to in the Facility Agreement as a Senior Lender [and Hedge Counterparty] ([each] as defined in the Intercreditor Deed) as if it had been party to the Intercreditor Deed in that capacity.

5. This Transfer Certificate is executed as a deed by the New Lender and is governed by English law.

                                  THE SCHEDULE

               COMMITMENT/RIGHTS AND OBLIGATIONS TO BE TRANSFERRED

                            [INSERT RELEVANT DETAILS]
   [FACILITY OFFICE ADDRESS, FAX NUMBER AND ATTENTION DETAILS FOR NOTICES AND
                         ACCOUNT DETAILS FOR PAYMENTS,]

                                                 EXECUTED AS A DEED

                                                 By:

        [Existing Lender]                        [New Lender]

        By:                                      acting by [insert
                                                 signatory/signatories names] in
                                                 the presence of:

                                                 Signature of witness:

                                                 Name of witness:

                                                 Address of witness:


        This Transfer Certificate is accepted by the Agent and the Transfer Date is confirmed as [ ] and the Agent hereby confirms that the transfer has been recorded in the Register on the Transfer Date.

        [Agent]

        By:

                                     PART II

                         LMA TRANSFER CERTIFICATE (PAR)


To:    [           ] as Agent and [           ] as Security Trustee


BANK:                                                          Date:

TRANSFEREE:

This Transfer Certificate is entered into pursuant to (i) the agreement (the
"SALE AGREEMENT") evidenced by the Confirmation dated             between the
Bank and the Transferee (acting directly or through their respective agents) and (ii) the Credit Agreement and (iii) the Intercreditor Deed (as defined in the Credit Agreement) and is entered into by the Transferee as a deed.

On the Transfer Date, the transfer by way of novation from the Bank to the Transferee on the terms set out herein and in the Credit Agreement shall become effective subject to:-

        (i) the Sale Agreement and the terms and conditions incorporated in the Sale Agreement;

        (ii)      the terms and conditions annexed hereto; and

        (iii)     the schedule annexed hereto,

all of which are incorporated herein by reference.

The Transferee hereby agrees with each other person who is or who becomes a party to the Intercreditor Deed that with effect on and from the Transfer Date it will be bound by the Intercreditor Deed as a Senior Lender [and Hedge Counterparty] ([each] as defined in the Intercreditor Deed) as if it had been party to the Intercreditor Deed in that capacity. The address specified in the Schedule hereto shall also be the address of the Transferee for the purpose of Clause 31 (NOTICES) of the Intercreditor Deed.

THE BANK                                                      THE TRANSFEREE
[           ]                                                  [           ]
By:                                                           By:

THE AGENT

This Transfer Certificate is accepted by the Agent and the Transfer Date is
confirmed as [           ] and the Agent hereby confirms that the transfer has
been recorded in the Register on this Transfer Date.

[Name of Agent]

By:

                                  THE SCHEDULE


CREDIT AGREEMENT DETAILS:
Borrower(s):                                                 _________________________________________
Credit Agreement Dated                                       _________________________________________
Guarantor(s):                                                _________________________________________
Agent Bank:                                                   No     Yes (specify)____________________
Security:                                                    _________________________________________
Total Facility Amount:                                       _________________________________________
Governing Law:                                               _________________________________________
Additional Information:                                      _________________________________________

TRANSFER DETAILS:
Name of Tranche Facility:                                    _________________      __________________
Nature (Revolving, Term, Acceptances
   Guarantee/Letter of Credit, Other):                       _________________      __________________
Final Maturity:                                              _________________      __________________
PARTICIPATION TRANSFERRED
Commitment transferred1                                      _________________      __________________
      Drawn Amount (details below):(1)                       _________________      __________________
      Undrawn Amount:(1)                                     _________________      __________________
Settlement Date:                                             _________________________________________

DETAILS OF OUTSTANDING CREDITS(1)
      Specify in respect of each Credit:
      Transferred Portion (amount):                          _________________
      Tranche/Facility:                                      _________________
      Nature:                                                Term Revolver Acceptance Guarantee/Letter
                                                             of Credit
                                                             Other (specify)__________________
              Details of other Credits are set out on the attached sheet

ADMINISTRATION DETAILS
Bank's Receiving Account:                                    ________________________________
Transferee's Receiving Account:                              ________________________________

ADDRESSES
Bank                                                         Transferee
[            ]                                               [             ]
Address:                                                     Address:
Telephone:                                                   Telephone:
Facsimile:                                                   Facsimile:
Telex:                                                       Telex:
Attn/Ref                                                     Attn/Ref



-------------------------------------------------------------------------------

(1)  As at the date of the Tranfer Certificate

                              TERMS AND CONDITIONS


These are the Terms and Conditions applicable to the transfer certificate including the Schedule thereto (the "TRANSFER CERTIFICATE") to which they are annexed.

1.      INTERPRETATION

        In these Terms and Conditions words and expressions shall (unless otherwise expressly defined herein) bear the meaning given to them in the Transfer Certificate, the Credit Agreement or the Sale Agreement.

2.      TRANSFER

        The Bank requests the Transferee to accept and procure the transfer by novation of all or a part (as applicable) of such participation of the Bank under the Credit Agreement as is set out in the relevant part of the Transfer Certificate under the heading "Participation Transferred" (the "Purchased Assets") by counter-signing and delivering the Transfer Certificate to the Agent at its address for the service of notice specified in the Credit Agreement. On the Transfer Date the Transferee shall pay to the Bank the Settlement Amount as specified in the pricing letter between the Bank and the Transferee dated the date of the Transfer Certificate (adjusted, if applicable, in accordance with the Sale Agreement) and completion of the transfer will take place.

3.      EFFECTIVENESS OF TRANSFER

        The Transferee hereby requests the Agent to accept the Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of the Credit Agreement so as to take effect in accordance with the terms of the Credit Agreement on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4.      TRANSFEREE'S UNDERTAKING

        The Transferee hereby undertakes with the Agent and the Bank and each of the other parties to the Credit Documentation that it will perform in accordance with its terms all those obligations which by the terms thereof will be assumed by it after delivery of the Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which the Transfer Certificate is to take effect.

5.      PAYMENTS

5.1     PLACE

        All payments by either party to the other under the Transfer Certificate shall be made to the Receiving Account of that other party. Each party may designate a different account as its Receiving Account for payment by giving the other not less than five Business Days notice before the due date for payment.

5.2     FUNDS

        Payments under the Transfer Certificate shall be made in the currency in which the amount is denominated for value on the due date at such times and in such funds as are customary at the time for settlement of transactions in that currency.

6.      THE AGENT

        The Agent shall not be required to concern itself with the Sale Agreement and may rely on the Transfer Certificate without taking account of the provisions of such agreement.

7.      ASSIGNMENT OF RIGHTS

        The Transfer Certificate shall be binding upon and ensure to the benefit of each party and its successors and permitted assigns PROVIDED THAT neither party may assign or transfer its rights thereunder without the prior written consent of the other party.

8.      GOVERNING LAW AND JURISDICTION

        The Transfer Certificate (including, without limitation, these Terms and Conditions) shall be governed by and construed in accordance with the laws of England, and the parties submit to the non-exclusive jurisdiction of the English courts.

        Each party irrevocably appoints the person described as process agent (if any) specified in the Sale Agreement to receive on its behalf service of any action, suit or other proceedings in connection with the Transfer Certificate. If any person appointed as process agent ceases to act for any reason the appointing party shall notify the other party and shall promptly appoint another person incorporated within England and Wales to act as its process agent.

9.      GERMAN LAW SECURITY

        The Transferee confirms that it has received a copy of each of the Security Documents governed by German law which are pledges, is aware of their contents and hereby expressly consents to the declarations of the Security Trustee made on behalf of the New Lender as future pledgee in such Security Documents

                                    PART III

                        DEBTCO EXIT TRANSFER CERTIFICATE



To:      [    ] as Agent

From:    [Debtco] ("DEBTCO") and [Initial German Borrowers] (the "INITIAL GERMAN
BORROWERS")



Dated:



 [MESSER GRIESHEIM GMBH] - EUR1,050,000,000 AND $540,000,000 SENIOR FACILITIES
             AGREEMENT DATED - 2001 (THE "FACILITY AGREEMENT")

1.      This is to record that transfers referred to in paragraph (a) of Clause
        26.8 (TRANSFERS ON DEBTCO EXIT DATE) which are to take effect in accordance with such Clause on the Debtco Exit Date in respect of the following Utilisations are to be transferred from Debtco to the Initial German Obligors as follows:


           UTILISATION            AMOUNT OF         CURRENT INTEREST    AMOUNT TRANSFERRED      INITIAL GERMAN
                                 UTILISATION           PERIOD/TERM                             BORROWER TO WHOM
                                                                                                 TRANSFERRED

      [for example, Term A
      Facility Loan]


2.      This certificate is governed by English law.



        [Debtco]                                 [Each Initial German Borrower]

        By:                                       By:





        Accepted by the Agent

        [Agent]

        By:

        Date:

                                   SCHEDULE 6

                            FORM OF ACCESSION LETTER

To:      [       ] as Agent and [        ] as Security Trustee

From:    [SUBSIDIARY] and [Obligor's Agent]

Dated:

Dear Sirs



  [MESSER GRIESHEIM GMBH] - EUR1,050,000,000 AND $540,000,000 SENIOR FACILITIES
                AGREEMENT DATED - 2001 (THE "FACILITY AGREEMENT")


1. [SUBSIDIARY] agrees to become an Additional [Borrower]/[Guarantor] and to be bound by the terms of the Facility Agreement as an Additional [Borrower]/[Guarantor] pursuant to Clause [26.2 (ADDITIONAL BORROWERS)]/[Clause 26.4 (ADDITIONAL GUARANTORS)] of the Facility Agreement [except that [insert any agreed limitations on the [Guarantor's] obligations under Clause 19 (GUARANTEE AND INDEMNITY)]. [SUBSIDIARY] is a company duly incorporated under the laws of [NAME OF RELEVANT JURISDICTION].

2. [Subsidiary] hereby agrees with each other person who is or who becomes a party to the Intercreditor Deed (as defined in the Facility Agreement) that with effect on and from the date hereof it will be bound by the Intercreditor Deed as an Obligor, Intra-Group Lender and Intra-Group Borrower (each as defined in the Intercreditor Deed).

3.      [SUBSIDIARY'S] administrative details are as follows:

        Address:

        Fax No:

        Attention:

4.      This letter is governed by English law.

5.      [The Obligor's Agent confirms that [SUBSIDIARY] is a Treasury
        Borrower].*

        This Accession Letter is entered into by [SUBSIDIARY] as a deed.

                                                              EXECUTED as a deed

                                                              by

        [Obligor's Agent]                                     [Subsidiary]

-------------------------------------------------------------------------------

* Only include if relevant.

                                     acting by [name of signatory/ies] in the presence of:

                                     Signature of witness:

                                     Name of witness:

                                     Address of witness:

[Note: each of the following needs to be added if a Luxembourg company is acceding as an Obligor:

FOR PURPOSES OF ARTICLE 1 OF THE PROTOCOL ANNEXED TO THE CONVENTION ON JURISDICTION AND THE ENFORCEMENT OF JUDGMENTS IN CIVIL AND COMMERCIAL MATTERS, SIGNED IN BRUSSELS ON 27 SEPTEMBER 1968 AND WITHOUT PREJUDICE TO THE FOREGOING EXECUTION OF THE INTERCREDITOR DEED BY THE PARTIES HERETO [MESSER FINANCE S.A.] EXPRESSLY AND SPECIFICALLY CONFIRMS ITS AGREEMENT TO THE PROVISIONS OF CLAUSE 38 OF THE INTERCREDITOR DEED.

 ..................................

[Messer Finance S.A.]



[MESSER FINANCE S.A.] DECLARES TO HAVE SPECIFIC KNOWLEDGE OF AND EXPRESSLY AND SPECIFICALLY ACCEPTS, FOR THE PURPOSES OF ARTICLE 1135-1 OF THE LUXEMBOURG CIVIL CODE, THE CONTENT OF THE FOLLOWING CLAUSES OF THE INTERCREDITOR DEED: 9.1, 9.2, 11.3, 14.2, 14.3, 14.5, 19.5, 22.1, 34.7, 34.10, 34.14, 34.18, 34.19 AND 38.1.

 ..................................

[Messer Finance S.A.]



FOR PURPOSES OF ARTICLE 1 OF THE PROTOCOL ANNEXED TO THE CONVENTION ON JURISDICTION AND THE ENFORCEMENT OF JUDGMENTS IN CIVIL AND COMMERCIAL MATTERS, SIGNED IN BRUSSELS ON 27 SEPTEMBER 1968 AND WITHOUT PREJUDICE TO THE FOREGOING EXECUTION OF THIS AGREEMENT BY THE PARTIES HERETO [MESSER FINANCE S.A.] EXPRESSLY AND SPECIFICALLY CONFIRMS ITS AGREEMENT TO THE PROVISIONS OF CLAUSE
40.1 OF THE FACILITY AGREEMENT.

 ..................................

[Messer Finance S.A.]



[MESSER FINANCE S.A.] DECLARES TO HAVE SPECIFIC KNOWLEDGE OF AND EXPRESSLY AND SPECIFICALLY ACCEPTS, FOR THE PURPOSES OF ARTICLE 1135-1 OF THE LUXEMBOURG CIVIL CODE, THE CONTENT OF THE FOLLOWING CLAUSES OF THE FACILITY AGREEMENT: CLAUSES 8, 9, 14, 16, 17.2, 19.24, 25.4, 27.9, 40.

 ..................................

[Messer Finance S.A.]

                                   SCHEDULE 7

                           FORM OF RESIGNATION LETTER

To:   [      ] as Agent

From: [RESIGNING OBLIGOR] and [Obligor's Agent]

Dated:

Dear Sirs



   [CORNELIA VERWALTUNGSGESELLSCHAFT MBH] - EUR1,050,000,000 AND $540,000,000
      SENIOR FACILITIES AGREEMENT DATED - 2001 (THE "FACILITY AGREEMENT")


1. Pursuant to [Clause 26.3 (RESIGNATION OF A BORROWER)]/[Clause 26.6 (RESIGNATION OF A GUARANTOR)], we request that [RESIGNING OBLIGOR] be released from its obligations as a [Borrower]/[Guarantor] under the Facility Agreement.

2.      We confirm that:

        (a) no Default is continuing or would result from the acceptance of this request; and

        (b) [that [resigning Borrower] is under no actual or contingent obligations (in respect of principal or interest in relation to any Loan made to it or in respect of any actual or contingent obligations relating to a Bank Guarantee or Letter of Credit issued at its request) as a Borrower under any Finance Document.]*

3.      This letter is governed by English law.

        [Obligor's Agent]                   [Subsidiary]

        By:                                 By:


-------------------------------------------------------------------------------

* Insert if Borrower resigning.

                                   SCHEDULE 8

                         FORM OF COMPLIANCE CERTIFICATE

To:    [     ] as Agent

From:  [Newco 2]

Dated:

Dear Sirs

    [COMPANY] - EUR1,050,000,000 AND $531,000,000 SENIOR FACILITIES AGREEMENT
                     DATED - 2001 (THE "FACILITY AGREEMENT")

1.      We refer to the Facility Agreement.  This is a Compliance Certificate.

2.      We confirm that:

        (a) The ratio of the EBITDA for the Relevant Period ending on [Quarter Date] to the Net Cash Interest Payable for the Relevant Period ended on such Quarter Date was [ ]:1.0.

        (b) The ratio of Total Senior Debt on [Quarter Date] to EBITDA of the Newco 2 Group for the Relevant Period ending on such Quarter Date was [ ]:1.0.

        (c) The ratio of Operating Cash Flow to Total Debt Service for the Relevant Period ended on [Quarter Date] was [ ]:1.0.

        (d) The ratio of Total Debt on [Quarter Date] to the EBITDA of the Newco 2 Group for the Relevant Period ending on such Quarter Date was [ ]:1.0.

        (e)       Total Debt on [Quarter Date] was EUR [    ].

        (f) [The aggregate Capital Expenditure of the members of the Newco 2 Group for the Financial Quarter ended [ ] [2001/2002] was
                  [ ]/The aggregate Capital Expenditure of the members of the Newco 2 Group for the calendar year ended on [ ] was [ ].

3.      On the basis of above, we confirm that:

        (a) the Margin in respect of Term A Facility Loans and Revolving Loans after your receipt of this Compliance Certificate will be [ ] per cent. per annum; and

        (b) the Margin in respect of Term B Euro Facility Loans and Term B Dollar Facility Loans after your receipt of this Compliance Certificate will be [ ] per cent. per annum; and

        (c) the Margin in respect of Term C Euro Facility Loans and Term C Dollar Facility Loans after your receipt of this Compliance Certificate will be [ ] per cent. per annum.

4.      [We also confirm that:

        (a) the aggregate EBITDA of the Security Parties for the Relevant Period ended on [ ] was [ ]% of the consolidated EBITDA of the Newco 2 Group for that Relevant Period;

        (b) the aggregate gross assets of the Security Parties as at [ ] was [ ]% of the consolidated gross assets of the Newco 2 Group as at such date;

        (d) the aggregate EBITDA of the Guarantors for the Relevant Period ended on [ ] was [ ]% of the consolidated EBITDA of the Newco 2 Group for that Relevant Period;

        (e) the aggregate gross assets (without double counting and excluding assets which are not included on consolidation) of the Guarantors as at [ ] was [ ]% of the consolidated gross assets of the Newco 2 Group as at such date; and

        (f)       the Material Companies for the purposes of paragraphs (b) and
                  (c) of the definition of Material Company are as follows:

                  [                      ]

5. For the purpose of the definition of Relevant Debt Relief Amount we hereby confirm that the following assets were disposed of during the [Financial Quarter/calendar year ended [ ]]: [insert details of assets] and of those assets [ ] were assets disposed of under the Disposal Plan and [ ] were assets falling within paragraph (i) of the definition of Permitted Disposals and the Debt Relief Amount relating to each such disposal is as follows: [include amount and how calculated].

6.      [We confirm that no Default is continuing.]*



         ..........................
         Prokurist
         of
         [Newco 2]


-------------------------------------------------------------------------------

* If this statement cannot be made, the certificate should indentify any Default that is continuing and the steps, if any, being taken to remedy it.

                                   SCHEDULE 9

                             RESTRUCTURING PROGRAMME

In 2000 MGG management commissioned separate studies by Roland Berger and Arthur
D. Little for the purpose of achieving substantial cost savings by restructuring its operations and through investment in its information technology (IT) processes both at the headquarters and at the regional levels. Based in part on the results of these studies, MGG management approved a restructuring programme for the Group. Restructuring of the Group's IT capabilities has been underway since 2000, and the general cost savings phase of the programme is anticipated to be introduced in March 2001. The entire restructuring programme is anticipated to be completed by the end of 2003.

COST SAVINGS

The cost savings phase of the restructuring programme involves the relocation of the Group's corporate headquarters from Frankfurt am Main to Krefeld, Germany, the reorganisation of certain of the Group's existing lines of business and related relocation of business and personnel, streamlining functions of the Group's management and personnel, and the introduction of new operational procedures to optimise production capacity. Implementation of these measures will require expenditures in the following categories:

1.      Reduction in headcount - Europe Engineering Group

2.      Reduction in headcount - Operations throughout Europe

3.      Optimization of bulk gas transportation in Europe

4.      Efficient cylinder management throughout Europe

5.      Reduction of Marketing & Sales Personnel in Europe

6.      Streamlining of application activities throughout European organisation

7.      Corporate Office headcount reduction

8.      Relocation of Corporate Office from Frankfurt to Krefeld

9. Reduction in headcount - Non-core Regional Headquarters (i.e. expats, regional offices).

10.     Headcount reduction in IT Germany

11.     General Administration headcount reduction in Germany

12.     Other General Administration reduction - Europe (non-German)

The types of expenses and costs that will be associated with these categories are:

o    relocation and moving expenses

o    severance payments

o penalty fees for the termination of commercial real estate and equipment leases

o    investment in new office equipment and furniture

o    capital expenditure in IT in connection with operational improvements and

o associated ancillary fees and costs, including depreciation of capital costs

o potential penalty fees for the termination of supplier / distribution agreements.

o    write-off of operational fixed assets (i.e. tanks, cylinders, etc.)

IT RESTRUCTURING

The Group's IT capabilities and infrastructure are being upgraded, with improvements being made in information technology in connection with managing the Group's supply chain in Europe, and its business to business integration with customers and suppliers, and its financial management systems.

This will include purchase and installation of new hardware/software in connection with:

1.      European supply chain management systems

2. Cylinder management system for transportation of gas cylinders throughout Europe

3.      Introduction of business to business applications and integration

4.      New financial management and accounting software

5.      IT infrastructure to support the above projects

Other costs will include:

o    training

o    installation

o    maintenance

o    trial and associated start-up costs

o    depreciation of capital expenditures

                                   SCHEDULE 10

                                   TIMETABLES

                                     PART I
                                      LOANS

                                            LOANS IN EURO      LOANS IN STERLING  LOANS IN         LOANS IN
                                                                                  DOLLARS          OTHER
                                                                                                   CURRENCIES
Agent notifies the Obligor's Agent if a                                                            U-4
currency is approved as an Optional
Currency in accordance with Clause 4.3
(CONDITIONS RELATING TO OPTIONAL
CURRENCIES AND THE EURO UNIT) (if
relevant)

Delivery of a duly completed Utilisation    U-3                U-1                U-3              U-3
Request (Clause 5.1 (DELIVERY OF A          9.30am             9.30am             9.30am           9.30am
UTILISATION REQUEST) or a Selection
Notice (Clause 11.1 (SELECTION OF           (U noon for UR     (U noon for UR     (U noon for UR
INTEREST PERIODS AND TERMS))                and U9.30am for    and U9.30am for    and U9.30am
                                            SN if Loan to be   SN if Loan to be   for SN if Loan
                                            made on Closing    made on Closing    to be made on
                                            Date)              Date)              Closing Date)

Agent determines amount of the Loan in      U-3                U-1                U-3              U-3
Optional Currency in accordance with        11.00am            11.00am            11.00am          11.00am
Clause 6.3 (CHANGE OF CURRENCY)
                                            (U1.00pm for       UR (U1.00pm for    (U1.00pm
                                            UR and             UR and             for UR and
                                            U11.00am for       UR11.00am for      U11.00am
                                            SN if Loan to      SN if Loan to      for SN if
                                            be made on         be made on         Loan to be
                                            Closing Date)      Closing Date)      made on
                                                                                  Closing
                                                                                  Date)



Agent determines (in relation to a          U-3                U-1                U-3              U-3
Utilisation) the Base Currency Amount of    Noon               Noon               Noon             Noon
the Loan, if required under Clause 5.4
(LENDERS' AND                               (U1.00pm for       (U1.00pm for       (U1.00pm for
                                            UR and             UR and             UR and



                                      -212-

FRONTING BANKS'                             U11.00am for       U11.00am for       U11.00am
PARTICIPATION)                              SN if Loan to      SN if Loan to      for SN if
                                            be made on         be made on         Loan to be
                                            Closing Date)      Closing Date)      made on
                                                                                  Closing
                                                                                  Date)

Agent notifies the Lenders of the Loan in   U-3                U-1                U-3              U-3
accordance with Clause 5.4 (LENDERS' AND    3.00pm             3.00pm             3.00pm           3.00pm
FRONTING BANKS' PARTICIPATION)
                                            (U2.00pm for       (U2.00pm for UR    (U2.00pm
                                            UR and U           UR and U           for UR and
                                            noon for SN if     noon for SN if     U noon for
                                            Loan to be         Loan to be         SN if Loan
                                            made on            made on            to be made
                                            Closing Date)      Closing Date)      on Closing
                                                                                  Date)

Agent receives a notification from a        U-3                U-1                U-3              U-3
Lender under Clause 6.2 (UNAVAILABILITY     5.00pm             5.00pm             5.00pm           5.00pm
OF A CURRENCY)
                                            (Not               (Not               (Not
                                            applicable if      applicable if      applicable if
                                            Loan to be         Loan to be         Loan to be
                                            made on            made on            made on
                                            Closing Date)      Closing Date)      Closing
                                                                                  Date)

Agent gives notice in accordance with       U-2                U                  U-2              U-2
Clause 6.2 (UNAVAILABILITY OF A CURRENCY)   9.30am             9.30am             9.30am           9.30am

                                            (U2.00pm for       (U2.00pm for UR    (U2.00pm
                                            UR and U           and U for          for UR and
                                            noon for SN if     noon for SN if     U noon for
                                            Loan to be         Loan to be         SN if Loan
                                            made on            made on            to be made
                                            Closing Date)      Closing Date)      on Closing
                                                                                  Date)

LIBOR or EURIBOR is fixed                   Quotation Day      Quotation Day      Quotation        Quotation
                                            as of 11:00        as of 11:00        Day as of        Day as of
                                            a.m. London        a.m.               11:00 a.m.       11:00 a.m.
                                            time in respect
                                            of LIBOR and       (as soon as        (as soon as
                                            as of 11:00        practicable on     practicable


                                      -213-


                                            a.m Brussels       U for UR and       on U for UR
                                            time in respect    U noon for SN      and U noon
                                            of EURIBOR         if Loan to be      for SN if
                                                               made on            Loan to be
                                            (as soon as        Closing Date)      made on
                                            practicable on                        Closing
                                            U for UR and                          Date)
                                            U noon for SN
                                            if Loan to be
                                            made on
                                            Closing Date)


"U"      = date of utilisation

"U - X" = X Business Days prior to date of utilisation

"UR"     = Utilisation Request

SN       = Selection Notice

                                     PART II

                      LETTERS OF CREDIT AND BANK GUARANTEES

                                                    LETTERS OF CREDIT/BANK
                                                    GUARANTEES
Delivery of a duly completed Utilisation                    U-5
Request (Clause 5.1 (DELIVERY OF A
UTILISATION REQUEST)                                      9:30am

Agent notifies the Lenders and the relevant                 U-3
Fronting Bank of the Letter of Credit or
Bank Guarantee in accordance with Clause                   Noon
5.4 (LENDERS' AND FRONTING BANKS'
PARTICIPATION).

Delivery of written notice to the Agent                     U-4
requesting an extension to the Term of a
Letter of Credit or Bank Guarantee in                     4:00pm
accordance with Clause 5.6 (RENEWAL OF A
LETTER OF CREDIT OR BANK GUARANTEE)





"U" = date of utilisation

"U - X" = X Business Days prior to date of utilisation

                                   SCHEDULE 11

                             FORM OF BANK GUARANTEE

To:      [Beneficiary]


                                                               Date:  [     ]



Dear Sirs

IRRECOVERABLE GUARANTEE NO. [    ]

1.      In this letter:

        "BORROWER" means [DETAILS].

        "BUSINESS DAY" means a day (not being a Saturday, Sunday or public holiday) on which banks and foreign exchange markets are open for dealings in London.

        "EXPIRY DATE" means [DETAILS].

        "FACILITY" means [DETAILS].

        "ISSUER" means [DETAILS OF FRONTING BANK].

        "PAYMENT DATE" means the date for payment of a demand being [DETAILS - MINIMUM FIVE] business days after the date of receipt of demand.

2. In consideration of your agreeing to make available the Facility the Issuer irrevocably and unconditionally guarantees to you on receipt of written demand, the payment and discharge by the Borrower of all amounts payable or expressed to be payable to you pursuant to the Facility. This guarantee is given subject as follows:

        (a) any demand made hereunder shall be made in writing addressed to the Issuer or its offices at [DETAILS] (Attention:
                  [DETAILS]) in the form provided in Appendix A;

        (b) the maximum aggregate liability of the Issuer hereunder (inclusive of all principal, interest, costs and expenses) is [EURO/$ /L/other]; and

        (c) no demand may be made hereunder after the Expiry Date and only one demand may be made hereunder.

3. Any payment made hereunder shall be made on the Payment Date in [CURRENCY] by payment to the account of the Beneficiary specified in the demand.

4.      This guarantee is not assignable or transferable in whole or in part.

5. This guarantee shall be governed by English law and the courts of England shall have exclusive jurisdiction.

Yours faithfully




 .................................
for and on behalf of
[NAME OF FRONTING BANK]

                           APPENDIX TO BANK GUARANTEE

                        [HEADED NOTEPAPER OF BENEFICIARY]



To:    [                   ]

From:  [         ]



BANK GUARANTEE REF. NO. - (the "BANK GUARANTEE")

We refer to the Bank Guarantee. Terms defined in the Bank Guarantee and not otherwise defined herein bear the same meaning herein.

We certify that:

(a) we have provided the Facility to the Borrower on the terms and conditions approved by you at the time of issue of the Bank Guarantee;

(b) the terms of the Facility are the same as those prevailing at the time of issue of the Bank Guarantee (or, to the extent that they are not, any amendments thereto have been approved by you);

(c) an aggregate amount (the "PAYMENT AMOUNT") of - (comprising - of principal and - of interest and/or other charges) fell due for payment in - by - on - and remains due and unpaid at the date of this letter.

Accordingly, we hereby request payment under the Bank Guarantee of the Payment Amount. Payment is to be made to our account (A/C No. -) with - at -.

Yours faithfully





 .................................
for and on behalf of [THE BENEFICIARY]

                                   SCHEDULE 12

                            FORM OF LETTER OF CREDIT



To:      [Beneficiary]

                                                                 Date: [     ]

IRREVOCABLE STANDBY LETTER OF CREDIT NO. [     ]

This Letter of Credit is issued by [               ], (the "ISSUER") at the
request of [     ] in your favour on the following terms:

1. The Issuer shall not be obliged to make payments under this Letter of Credit exceeding in aggregate the maximum amount of [ ]. Any payment under this Letter of Credit shall be made in [CURRENCY] and shall reduce the Issuer's liability to make payment under this Letter of Credit accordingly.

2. This Letter of Credit shall expire at [ ] a.m./p.m., London time on [ ] (the "EXPIRY DATE"). The Issuer will have no liability in respect of any demand delivered after such time [and a demand not accompanied by the information mentioned in paragraph 3(b) below shall not be validly delivered].

3. Subject to paragraph 2 above, within five business days of receiving (a) your demand on the Issuer [in the form set out in the Appendix to this Letter of Credit] specifying the amount claimed under this Letter of Credit and bearing an endorsement of the above Letter of Credit number and (b) [DETAILS OF ANY OTHER DOCUMENTS REQUIRED FROM THE BENEFICIARY TO BE INSERTED (INCLUDING A CERTIFICATE VERIFIED AS HAVING BEEN SIGNED BY TWO AUTHORISED OFFICERS OF THE BENEFICIARY AUTHORISING DELIVERY OF THE DEMAND)], at [DETAILS OF FRONTING BANK'S OFFICE TO BE INSERTED] the Issuer agrees to pay to you in the currency specified in paragraph 1 above, subject to the maximum amount referred to in paragraph 1 above.

4. Your rights and the rights of the Issuer under this Letter of Credit may not be assigned or transferred.

5. This Letter of Credit is subject to Uniform Customs and Practice for Documentary Credits (International Chamber of Commerce, Publication No. 500 - 1993).

6. This Letter of Credit is governed by English law and the courts of England shall have exclusive jurisdiction.

Yours faithfully



 ........................................
for and on behalf of
[NAME OF FRONTING BANK]

                                   SCHEDULE 13

                        MATERIAL COMPANIES AS AT SIGNING

Messer Griesheim GmbH

Messer Griesheim Industriegase GmbH

Messer UK Limited

Messer France S.A.

Messer Griesheim Industries, Inc.

Messer Hungarogaz Kft

MG de Mexico S.A. de C.V.

Messer Trinidad & Tobago Limited

Messer International GmbH

Messer Nederland B.V.

                                   SCHEDULE 14

                            FORM OF AUDITOR'S REPORT

PRIVATE AND CONFIDENTIAL

The Directors
Messer Griesheim GmbH ("MGG")
and
The directors
DIOGENES Vierte Vermogensverwaltungs Aktiengesellschaft ("NEWCO 2")

Dear Sirs

In accordance with the terms of our engagement letter dated ________, we have reviewed the preparation of the compliance certificate (attached hereto and initialled by us for the purposes of identification) (the "COMPLIANCE CERTIFICATE") which is being provided pursuant to the senior facilities agreement dated o (the "FACILITIES AGREEMENT") made between, among others, CORNELIA Verwaltungsgesellschaft mbH, and the persons who become borrowers pursuant to the provisions of the Facilities Agreement, the persons who become guarantors pursuant to the provisions of the Facilities Agreement, Goldman Sachs International as Global Co-ordinator, Goldman Sachs International and others as Joint Lead Arrangers, the persons named therein as Lenders, the agent and the security trustee.

RESPONSIBILITY

The compliance certificate (SEE DEFINITION ABOVE), as well as the accompanying audited financial statements of the Newco 2 Group prepared in accordance with International Accounting Standards, have been prepared by, and are the sole responsibility of, the directors of Newco 2. Our responsibility is to report on the results of our review.

A copy of the compliance certificate and the accompanying financial statements is attached hereto and initialled by us for the purpose of identification.

BASIS OF OPINION

Our work included a review of the calculations of the financial covenants to assess if they have been calculated properly in accordance with paragraphs 21.2
(b) and 22 of the Facilities Agreement and have been properly extracted from the audited accounts, certain specified records of the company, and audited IAS adjustment schedules.

We planned and performed our work so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial covenants have been properly calculated on the basis specified in paragraphs 21.2 (b) and 22 of the Facilities Agreement, so far as matters material to their preparation are concerned and the EBITDA and gross assets numbers for the purposes of Clause
23.30 (GUARANTOR GROUP AND SECURITY COVERAGE) of the Facilities Agreement and paragraphs (b) and (c) of the definition of Material Companies in Clause 1.1 of the Facilities Agreement have been properly calculated.

These procedures did not constitute an audit of the financial statements, and consequently we express no opinion as to whether the financial statements present fairly the state of affairs of the Newco 2 Group as at ______________.

OPINION

In our opinion, the calculations in sections 2 and 3 of the compliance certificate have been calculated in accordance with paragraphs 21.2 (b) and 22 of the Facilities Agreement. The Margins referred to in section 3 of the compliance certificate have been correctly extracted from tables in paragraph
10.2 (a) and (b) of the Facilities Agreement on the basis of the information set out in section 2.

On the basis that the Security Parties are [list of companies] and the Guarantors are [list] we confirm that in our opinion the calculations in section 4 (a), (b), (c) and (d) of the compliance certificate have been calculated in accordance with paragraph 22 of the Facilities Agreement.

In our opinion, the companies listed in section 4 (e) of the compliance certificate are the Material Companies as defined in paragraphs (b) and (c) of such definition of the Facilities Agreement.

RESTRICTION ON USE OF REPORT/GOVERNING LAW

This report is exclusively for the information of the addressees and for use solely in connection with matters relating to paragraphs 21.2 (b), 22, 10.2 (a) and (b), 23.30 of the Facilities Agreement and the definition of Material Companies and is not to be copied, quoted or referred to, in whole or in part, in any other connection without out prior written consent. For the avoidance of any doubt, this report may be circulated to the Finance Parties (as defined in the Facilities Agreement) in connection with these paragraphs of the Facilities Agreement.

The terms of engagement for this report have been established by the directors of Newco 2 and are based on the General Conditions of Assignment for Wirtschaftsprufer and Wirtschaftsprufungsgesellschaften in the version dated, July 1, 2000 ( a copy of which is attached hereto). We will not accept responsibility to any other party to whom this report may be shown or who may acquire a copy of the report.

This report is governed by and construed in accordance with the laws of the Federal Republic of Germany. Place of Jurisdiction for any dispute arising out to in connection with this letter shall be exclusively [Frankfurt am Main, Germany].

Yours faithfully

                                   SCHEDULE 15

                               SECURITY PRINCIPLES

This Schedule sets out the principles upon which the type and extent of the Security to be required from a proposed Additional Obligor is to be decided upon.

1.      INITIAL OBLIGORS

        The Security to be provided by each of the Initial Obligors incorporated in Germany, any state of the United States of America, England, France and the Netherlands (each such country or state being a "KEY JURISDICTION") and any Initial Obligor incorporated in Austria or Luxembourg has already been agreed upon and is to be as follows pursuant to Security Documents which are in agreed form:

        (a)       GERMANY

                  Each of the Initial Obligors incorporated in Germany will provide:

                  (i) pledges by its direct Holding Company or Holding Companies over all of the shares in that Initial Obligor by way of first ranking share pledges and (in favour of the Mezzanine Finance Parties) second ranking share pledges;

                  (ii) an assignment of its receivables pursuant to a Global Assignment Agreement;

                  (iii) a security transfer of its intellectual property rights pursuant to a Security Transfer of IP Rights;

                  (iv) security over its bank accounts by way of first ranking account pledges and (in favour of the Mezzanine Finance Parties) second ranking account pledges (it being noted that such pledge will rank behind any pledge in favour of the German account bank under its General Business Conditions and that the pledgor has the obligation to use its reasonable endeavours to get the account bank to waive or subordinate its pledge);

                  (v) security over its land pursuant to a notarial deed (creating land charges) and a Security Purpose Agreement (relating to such land charges);

                  (vi) security by way of transfer of collateral of its stock, machinery and inventory pursuant to a Transfer of Moveables; and

                  (vii) in the case of MGG, security (governed by English law) will be provided over a bank account opened by it with The Chase Manhattan Bank in London which is identified as a Prepayment Escrow Account and pursuant to which no amounts may be withdrawn other than as provided in Clause 9 (REPAYMENT AND CANCELLATION).

        (b)       FRANCE

                  Each of the Initial Obligors incorporated in France will provide:

                  (i) pledges by its direct Holding Company or Holding Companies over all of the shares in that Initial Obligor;

                  (ii) a pledge over its bank accounts pursuant to a Bank Account Pledge.

        (c)       THE NETHERLANDS

                  Each of the Initial Obligors incorporated in The Netherlands will provide:

                  (i) pledges by its direct Holding Company or Holding Companies over all of the shares in that Initial Obligor;

                  (ii)     a pledge of its receivables;

                  (iii)    a pledge over its stock and assets;

                  (iv)     a pledge of its bank accounts;

                  (v)      a pledge of its intellectual property rights;

                  (vi) (in the case of a Treasury Borrower incorporated in The Netherlands, in addition to the above) security (governed by English law) over its Intra Group Loans,

                  save that if it is a Treasury Borrower it will only provide the security referred to in paragraphs (i), (iv) and (vi) above.

        (d)       UNITED STATES

                  Each of the Initial Obligors incorporated in a state of the United States of America will provide a pledge and security agreement creating security over all of its assets (other than real property) and a pledge by its direct Holding Company or Holding Companies over all of the shares in that Initial Obligor.

        (e)       ENGLAND

                  Each of the Initial Obligors incorporated in England will provide a debenture creating fixed and floating charges over all of its assets and a charge by its direct Holding Company or Holding Companies over all of the shares in that Initial Obligor.

        (f)       AUSTRIA

                  Each of the Initial Obligors incorporated in Austria will provide pledges by its direct Holding Company or Holding Companies over all of the shares in that Initial Obligor, so that MGG will pledge all of its shares in Messer Austria GmbH.

        (g)       LUXEMBOURG

                  If a Treasury Borrower is incorporated in Luxembourg it will provide:

                  (i) a pledge by its direct Holding Company over all the shares in such Treasury Borrower;

                  (ii)     a pledge of its receivables;

                  (iii)    an account charge over its bank accounts; and

                  (iv) in addition to or instead of (ii), security (governed by English law) over its Intra-Group Loans.

        (h)       SECURITY OVER SHARES HELD BY INITIAL OBLIGORS

                  The relevant Initial Obligors listed below shall also provide pledges over all of the shares/partnership interests in the companies indicated below.

                  ---------------------------------------------------------------------------------------------------
                  INITIAL OBLIGOR                COMPANY WHOSE SHARES           JURISDICTION OF INCORPORATION
                                                 PLEDGED                        AND REGISTERED NUMBER (OR
                                                                                EQUIVALENT) OF COMPANY WHOSE
                                                                                SHARES PLEDGED
                  ---------------------------------------------------------------------------------------------------
                  MGG                            Messer AGS GmbH                Germany, registered in the
                                                                                HANDELSREGISTER (commercial
                                                                                register) of the AMTSGERICHT (local
                                                                                court of Hanau under, HRB6265
                  ---------------------------------------------------------------------------------------------------
                  MGG                            Messer Polska Sp. zo.o.        Poland
                  ---------------------------------------------------------------------------------------------------
                  Messer Nederland B.V.          Messer Belgium N.V.            Belgium, BE 402.166.453
                  ---------------------------------------------------------------------------------------------------
                  MGG                            Messer Hungarogaz Kft          Hungary, Cg. 01-09-076414
                  ---------------------------------------------------------------------------------------------------

2.      OTHER ADDITIONAL OBLIGORS

        (a) The Security to be provided by any Additional Obligor which is not an Initial Obligor but which is incorporated in a Key Jurisdiction shall consist of the same type and extent of Security as provided by an Initial Obligor incorporated in such Key Jurisdiction (to the extent relevant to such Additional Obligor) (including, for the avoidance of doubt, pledges from that Additional Obligor's Holding Company or Holding Companies over all of the shares in that Additional Obligor) and shall as far as possible be provided pursuant to a Security Document or Security Documents on the same terms as those provided by such Initial Obligor.

        (b) In regard to any Additional Obligor not falling within paragraphs 1 or 2(a) above, the presumption shall be that the only Security to be provided by such Additional Obligor is a pledge by its Holding Company or Holding Companies over all of the shares in that Additional Obligor. If the Agent determines (acting reasonably) that Security over all or any of its other assets can be provided at relatively low cost (in terms of legal fees and other costs and expenses associated with any such Security) which would provide some significant value in terms of Security to the Finance Parties then, subject as provided below, the provision of such Security shall be a condition to such Additional Obligor becoming an Additional Obligor if the Agent (acting on the instructions of the Majority Lenders) so requires.

3.      DEBTCO

        The security to be provided by Debtco is specified in Part III of
        Schedule 2 (CONDITIONS PRECEDENT).

4.      GENERAL PRINCIPLES

        (a) In regard to any proposed Security to be provided by any Additional Obligor, due regard shall be had to:

                  (i) any risk that the directors of a company being asked to provide Security could be held to be in breach of applicable company or criminal law in providing such Security;

                  (ii) the practicality and costs involved in taking any such Security; and

                  (iii) the value of the proposed Security to the Finance Parties in light of the whole of the Security already provided to them at such time.

        (b) Any Security over any assets of an Additional Obligor shall (to the extent legally possible) secure the obligations of such Additional Obligor under the Finance Documents and the Mezzanine Finance Documents and shall (to the extent legally possible) create first priority Security over such assets. All share pledge Security shall create first priority Security over the shares pledged.

        (c) Save where it is inappropriate under applicable law or in relation to the specific security being provided, all Security shall only be enforceable upon the occurrence of an Enforcement Event which is continuing. An Enforcement Event is any of the events listed in paragraphs (a), (b), (c) or (e) of Clause 24.15 (ACCELERATION) of this Agreement or paragraphs
                  (a), (b) or (c) of Clause 22.14 of the Mezzanine Facility Agreement.

        (d) Representations will only relate to the creation of the Security, and undertakings additional to those in this Agreement will only be included to the extent necessary under local law to create Security (such as a fixed charge) where such Undertakings will not interfere with the normal running of the business.

                                   SCHEDULE 16

                                  DISPOSAL PLAN

This Schedule sets out below the members of the MGG Group, the Unconsolidated Subsidiaries of MGG and the minority interests and assets of the MGG Group and such Unconsolidated Subsidiaries which are intended to be sold (either by way of share sale and/or by way of asset sale) pursuant to the disposal programme intended to be implemented after the Closing Date.

-----------------------------------------------------------------------------------------------------------------
COUNTRY                               COMPANY/ASSET                                                          MGG
                                                                                 % SHAREHOLDING/% OF ASSET OWNED
                                                                                            (DIRECT OR INDIRECT)
-----------------------------------------------------------------------------------------------------------------
CONSOLIDATED SUBSIDIARIES OF MGG
-----------------------------------------------------------------------------------------------------------------
Argentina                             Messer Argentina S.A.                                               99.63%
-----------------------------------------------------------------------------------------------------------------
Australia                             Messer Australia Pty. Ltd.                                            100%
-----------------------------------------------------------------------------------------------------------------
Australia                             Kingstream Steel Limited                                             3.58%
-----------------------------------------------------------------------------------------------------------------
Brazil                                Messer Griesheim do Brasil Ltda.                                    99.99%
-----------------------------------------------------------------------------------------------------------------
US/Canada                             The Canadian Healthcare and US CO2                                    100%
                                      divisions of the MGG Group
-----------------------------------------------------------------------------------------------------------------
China                                 Sichuan Messer Gas Products Co. Ltd.                                  100%
-----------------------------------------------------------------------------------------------------------------
China                                 Hunan Xianggang Messer Gas Products                                    55%
                                      Co. Ltd.
-----------------------------------------------------------------------------------------------------------------
China                                 Messer Sunshine (Ningbo) Gas                                           70%
                                      Products
-----------------------------------------------------------------------------------------------------------------
China                                 Yunnan Messer Gas Products Co. Ltd.                                   100%
-----------------------------------------------------------------------------------------------------------------
China                                 Messer North China Industrial Gas                                     100%
                                      Co., Ltd.
-----------------------------------------------------------------------------------------------------------------
Germany                               Messer Medical GmbH                                                   100%
-----------------------------------------------------------------------------------------------------------------
Guatemala                             Messer de Centroamerica S.A.                                           50%
-----------------------------------------------------------------------------------------------------------------
Guatemala                             Carbox S.A.                                                            25%
------------------------------------- ------------------------------------- -------------------------------------
Guatemala                             Servigil S.A.                                                         100%
-----------------------------------------------------------------------------------------------------------------
US                                    MG Generon, Inc.                                                      100%
-----------------------------------------------------------------------------------------------------------------
Indonesia                             PT Aneka Gas Industri                                                  90%
-----------------------------------------------------------------------------------------------------------------
China                                 SMC Asia Gas Systems Company Limited                                33.33%
-----------------------------------------------------------------------------------------------------------------


                                      -227-

China                                 Ningbo Messer Donghai Carbon                                           60%
                                      Dioxide Co. Ltd.
-----------------------------------------------------------------------------------------------------------------
Austria/Germany                       Messer Medical GmbH                                                   100%
-----------------------------------------------------------------------------------------------------------------
Korea                                 Messer Korea Ltd.                                                      75%
-----------------------------------------------------------------------------------------------------------------
Korea                                 Messer Myung Sin Gas Limited                                           50%
-----------------------------------------------------------------------------------------------------------------
Malaysia                              Messer Malaysia Sdn Bhd                                               100%
-----------------------------------------------------------------------------------------------------------------
Malaysia                              Secomex Manufacturing (M) Sdn Bhd                                      49%
-----------------------------------------------------------------------------------------------------------------
Mexico                                Messer Griesheim de Mexico S.A. de                                  99.99%
                                      C.V.
-----------------------------------------------------------------------------------------------------------------
Peru                                  Messer Gases S.A.                                                   91.90%
-----------------------------------------------------------------------------------------------------------------
Peru                                  Messer Gases del Peru S.A.C.                                        99.99%
-----------------------------------------------------------------------------------------------------------------
South Africa                          FedGas (Pty) Ltd.                                                     100%
-----------------------------------------------------------------------------------------------------------------
Taiwan                                Messer Taiwan Co. Ltd.                                                100%
-----------------------------------------------------------------------------------------------------------------
Taiwan                                Messer TPO Enterprise Co.  Ltd.                                        50%
-----------------------------------------------------------------------------------------------------------------
Trinidad & Tobago                     Messer Trinidad & Tobago Limited                                    99.99%
-----------------------------------------------------------------------------------------------------------------
Turkey                                Messer Technik Gazlar Sanayi ve                                        80%
                                      Ticaret Sti
-----------------------------------------------------------------------------------------------------------------
Turkey                                Messer Aligaz Holding AS                                               55%
-----------------------------------------------------------------------------------------------------------------
US                                    MG Generon, Inc.                                                      100%
-----------------------------------------------------------------------------------------------------------------
Venezuela                             Messer Gases S.A.                                                     100%
-----------------------------------------------------------------------------------------------------------------
Zimbabwe                              Messer Zimbabwe (Private) Limited                                     100%
-----------------------------------------------------------------------------------------------------------------
NON-CONSOLIDATED COMPANIES
-----------------------------------------------------------------------------------------------------------------
China                                 Yunnan Zhanhua Messer Gas Products                                     60%
                                      Co. Ltd.
-----------------------------------------------------------------------------------------------------------------
China                                 Messer International Trading                                          100%
                                      (Shanghai) Co. Ltd.
-----------------------------------------------------------------------------------------------------------------
Egypt                                 Messer Egypt S.A.E                                                  49.49%
-----------------------------------------------------------------------------------------------------------------
Egypt                                 Messer Gases Dekheila Co S.A.E                                      46.32%
-----------------------------------------------------------------------------------------------------------------


                                      -228-

Honduras                              Messer Honduras S.A. de C.V.                                           50%
-----------------------------------------------------------------------------------------------------------------
India                                 Bombay Oxygen Corporation Limited                         50% plus 1 share
-----------------------------------------------------------------------------------------------------------------
India                                 Goyal MG Gases Ltd.                                                48.955%
-----------------------------------------------------------------------------------------------------------------
Indonesia                             PT Aneka Messer Industrial Gases                                       65%
-----------------------------------------------------------------------------------------------------------------
Nicaragua                             Messer de Nicaragua S.A.                                               50%
-----------------------------------------------------------------------------------------------------------------
Sri Lanka                             Messer Industrial Gases (Private)                                      51%
                                      Limited
-----------------------------------------------------------------------------------------------------------------
Thailand                              Messer Industrial Gases Thailand                                    74.99%
                                      Co. Ltd.
-----------------------------------------------------------------------------------------------------------------
Trinidad & Tobago                     Neal and Massy Gas Products Ltd.                                    42.71%
-----------------------------------------------------------------------------------------------------------------
Turkey                                Messer Aligaz Holding AS                                               50%
-----------------------------------------------------------------------------------------------------------------
Vietnam                               Messer Haiphong Industrial Gases                                       67%
                                      Co. Ltd.
-----------------------------------------------------------------------------------------------------------------
Egypt                                 Messer Gases Suez S.A.E.                                               45%
-----------------------------------------------------------------------------------------------------------------
Vietnam                               Messer Vietnam Industrial Gases Co.                                   100%
                                      Ltd.
-----------------------------------------------------------------------------------------------------------------


                                   SCHEDULE 17

                            CENTRAL AMERICAN ENTITIES


CENTRAL AMERICAN ENTITIES                                  RELEVANT JURISDICTION         MGG GROUP
                                                                                         SHAREHOLDING
Messer Griesheim de Mexico S.A. de C.V.                    Mexico                        99.99%

Messer de El Salvador S.A. de C.V.                         El Salvador                   50.00%

Messer de Centroamerica S.A.                               Guatemala                     50.00%

Carbox S.A.                                                Guatemala                     50.00%

Servigil S.A.                                              Guatemala                     100%

Messer de Nicaragua S.A.                                   Nicaragua                     50.00%

Carbox de Nicaragua S.A.                                   Nicaragua                     25.00%

Messer de Honduras S.A. de C.V.                            Honduras                      50.00%

Compania de Productos Atmosfericos S.A. de C.V.            Honduras                      50.00%

Gases Industriales S.A. de C.V.                            Honduras                      50.00%

Coxgas S.A. de C.V.                                        Honduras                      50.00%

Carbox S.A. Honduras                                       Honduras                      50.00%

Greenbelt Holdings Ltd.                                    British Virgin Islands        100.00%


SIGNATURES

THE COMPANY

CORNELIA VERWALTUNGSGESELLSCHAFT MBH

By:               WOLFGANG FINK

Address:          c/o Allianz Capital Partners GmbH
                  Theresienstr. 1-7
                  8033 Munchen
                  Germany
                  Attention:        Stefan Sanne

                  and

                  c/o Goldman Sachs International
                  Peterborough Court
                  133 Fleet Street
                  London EC4A 2BB
                  United Kingdom
                  Attention:        Ulrika Werdelin



THE ARRANGERS

GOLDMAN SACHS INTERNATIONAL

By:               SIMON PARRY-WINGFIELD



BAYERISCHE HYPO- UND VEREINSBANK AG

By:               MATTHIAS MAGNUS

                  CHRISTIAN FEDERSPIELER

J.P. MORGAN PLC

By:               JAMES YU



THE ROYAL BANK OF SCOTLAND PLC

By:               GERD BIEDING

                  FRANK SCHAUZ

THE AGENT

CHASE MANHATTAN INTERNATIONAL LIMITED

By:               JAMES B. TREGER

Address:          Trinity Tower
                  9 Thomas More Street
                  London E1 9YT
                  Fax: 0207-777-2360

Attention:        Steve Clarke



THE SECURITY TRUSTEE

CHASE MANHATTAN INTERNATIONAL LIMITED

By:               JAMES B. TREGER

Address:          Trinity Tower
                  9 Thomas More Street
                  London E1 9YT
                  Fax: 0207-777-2360

Attention:        Steve Clarke



THE LENDERS

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:                        SIMON PARRY-WINGFIELD

Facility Office:           Peterborough Court
                           133 Fleet Street
                           London EC4A 2BB



BAYERISCHE HYPO- UND VEREINSBANK AG

By:                        CHRISTIAN FEDERSPIELER

                           MATTHIAS MAGNUS

Facility Office:           Niederlassung Frankfurt
                           Mainzer Landstr. 23
                           60329 Frankfurt a. Main
                           Germany

THE CHASE MANHATTAN BANK

By:                        JAMES B. TREGER

Facility Office:           125 London Wall
                           London
                           EC2Y 5AJ



THE ROYAL BANK OF SCOTLAND PLC

By:                        FRANK SCHAUZ

                           GERD BIEDING

Facility Office:           Rahmhofstrasse 2-4
                           D-60313 Frankfurt